Neuberger Berman Advisers Management Trust®
Supplement to the Summary Prospectuses, Prospectuses, and the Statement of Additional Information of Mid Cap Growth Portfolio

Neuberger Berman Equity Funds®
Supplement to the Summary Prospectuses, Prospectuses, and the Statement of Additional Information of Neuberger Berman International Small Cap Fund, Neuberger Berman Mid Cap Growth Fund and Neuberger Berman Small Cap Growth Fund

This supplement describes important changes affecting Mid Cap Growth Portfolio, Neuberger Berman International Small Cap Fund, Neuberger Berman Mid Cap Growth Fund and Neuberger Berman Small Cap Growth Fund (the “Funds”) effective immediately. If you have any questions regarding these changes, please contact Neuberger Berman Investment Advisers LLC (“NBIA”) at 877-628-2583.

Effective immediately, Mr. Chad Bruso and Mr. Trevor Moreno have been made associate portfolio managers of Mid Cap Growth Portfolio and Neuberger Berman Mid Cap Growth Fund.

Effective immediately, Mr. Chad Bruso and Mr. Trevor Moreno have been made co-portfolio managers of Neuberger Berman Small Cap Growth Fund.

Effective immediately, the Funds’ summary prospectuses and prospectuses are revised as follows:

(a) The section titled “Portfolio Managers” in the summary prospectuses and prospectuses for  Neuberger Berman International Small Cap Fund is deleted in its entirety and replaced with the following:

Portfolio Manager
The Fund is managed by David Bunan (Managing Director of the Manager). He has managed the Fund since its inception in 2016.

(b) The section titled “Portfolio Managers” in the summary prospectuses and prospectuses for Mid Cap Growth Portfolio and Neuberger Berman Mid Cap Growth Fund is deleted in its entirety and replaced with the following:

Portfolio Managers
The Fund is managed by Portfolio Manager Kenneth J. Turek (Managing Director of the Manager) and Associate Portfolio Managers Chad Bruso (Senior Vice President of the Manager) and Trevor Moreno (Senior Vice President of the Manager). Mr. Turek has managed the Fund since 2003 and Messrs. Bruso and Moreno have managed the Fund since January 2020.

(c) The section titled “Portfolio Manager” in the summary prospectuses and prospectuses for Neuberger Berman Small Cap Growth Fund is deleted in its entirety and replaced with the following:

Portfolio Managers
The Fund is co-managed by Portfolio Manager Kenneth J. Turek (Managing Director of the Manager), Chad Bruso (Senior Vice President of the Manager) and Trevor Moreno (Senior Vice President of the Manager. They have managed the Fund since November 2015. Messrs. Bruso and Moreno joined as Associate Portfolio Managers in November 2015 and became co-Portfolio Managers in January 2020.

(d) The section titled “Management of the Fund — Portfolio Managers - Neuberger Berman International Small Cap Fund” in the prospectuses for Neuberger Berman International Small Cap Fund is deleted in its entirety and replaced with the following:

David Bunan is a Managing Director of the Manager. Mr. Bunan joined the firm in 2008 and has been the Portfolio Manager of the Fund since its inception in 2016.

(e) The second paragraph in the section titled “Management of the Fund — Portfolio Manager” in the prospectuses for Mid Cap Growth Portfolio and the section titled “Management of the Fund — Portfolio Managers - Neuberger Berman Mid Cap Growth Fund” in the prospectuses for Neuberger Berman Mid Cap Growth Fund is deleted in its entirety and replaced with the following:

Kenneth J. Turek is a Managing Director of the Manager. Mr. Turek has been the Portfolio Manager of the Fund since 2003.

Chad Bruso is a Senior Vice President of the Manager. He joined the firm in 2006 and has managed the Fund since January 2020.

Trevor Moreno is a Senior Vice President of the Manager. He joined the firm in 2014 and has managed the Fund since January 2020. Prior to joining the firm, he was an assistant portfolio manager and equity analyst at an investment company.

(f) The section titled “Management of the Funds — Portfolio Managers - Neuberger Berman Small Cap Growth Fund” in the prospectuses for Neuberger Berman Small Cap Growth Fund is deleted in its entirety and replaced with the following:

Kenneth J. Turek is a Managing Director of the Manager. He joined the firm in 2002 and has managed the Fund since November 2015.

Chad Bruso is a Senior Vice President of the Manager. He joined the firm in 2006. He has been co-Portfolio Manager of the Fund since January 2020 and before that was an Associate Portfolio Manager of the Fund since November 2015.

Trevor Moreno is a Senior Vice President of the Manager. He joined the firm in 2014. He has been co-Portfolio Manager of the Fund since January 2020 and before that was an Associate Portfolio Manager of the Fund since November 2015. Prior to joining the firm, he was an assistant portfolio manager and equity analyst at an investment company.

The date of this supplement is January 16, 2020.

Please retain this supplement for future reference.

Neuberger Berman Investment Advisers LLC 1290 Avenue of the Americas New York, NY 10104 Shareholder Services 800.877.9700 Institutional Services 800.366.6264 www.nb.com

NEUBERGER BERMAN EQUITY FUNDS
STATEMENT OF ADDITIONAL INFORMATION
Investor Class Shares, Trust Class Shares, Advisor Class Shares, Institutional Class Shares, Class A Shares, Class C Shares, Class R3 Shares, and Class R6 Shares
Dated December 13, 2019, as Amended and Restated January 16, 2020

Fund	Investor Class	Trust Class	Advisor Class	Institutional Class	Class A	Class C	Class R3	Class R6
Neuberger Berman Dividend Growth Fund				NDGIX	NDGAX	NDGCX		NRDGX
Neuberger Berman Emerging Markets Equity Fund				NEMIX	NEMAX	NEMCX	NEMRX	NREMX
Neuberger Berman Equity Income Fund				NBHIX	NBHAX	NBHCX	NBHRX
Neuberger Berman Focus Fund	NBSSX	NBFCX	NBFAX	NFALX	NFAAX	NFACX
Neuberger Berman Genesis Fund	NBGNX	NBGEX	NBGAX	NBGIX	--	--		NRGSX
Neuberger Berman Global Real Estate Fund				NGRIX	NGRAX	NGRCX
Neuberger Berman Greater China Equity Fund				NCEIX	NCEAX	NCECX
Neuberger Berman Guardian Fund	NGUAX	NBGTX	NBGUX	NGDLX	NGDAX	NGDCX	NGDRX	NGRDX
Neuberger Berman Integrated Large Cap Fund (formerly, Neuberger Berman Global Equity Fund)				NGQIX	NGQAX	NGQCX
Neuberger Berman International Equity Fund	NIQVX	NIQTX		NBIIX	NIQAX	NIQCX		NRIQX
Neuberger Berman International Select Fund		NILTX		NILIX	NBNAX	NBNCX	NBNRX	NRILX

Fund	Investor Class	Trust Class	Advisor Class	Institutional Class	Class A	Class C	Class R3	Class R6
Neuberger Berman International Small Cap Fund				NIOIX	NIOAX	NIOCX		NIORX
Neuberger Berman Intrinsic Value Fund				NINLX	NINAX	NINCX		NRINX
Neuberger Berman Large Cap Value Fund	NPRTX	NBPTX	NBPBX	NBPIX	NPNAX	NPNCX	NPNRX	NRLCX
Neuberger Berman Mid Cap Growth Fund	NMANX	NBMTX	NBMBX	NBMLX	NMGAX	NMGCX	NMGRX	NRMGX
Neuberger Berman Mid Cap Intrinsic Value Fund	NBRVX	NBREX		NBRTX	NBRAX	NBRCX	NBRRX	NBMRX
Neuberger Berman Multi-Cap Opportunities Fund				NMULX	NMUAX	NMUCX
Neuberger Berman Real Estate Fund		NBRFX		NBRIX	NREAX	NRECX	NRERX	NRREX
Neuberger Berman Small Cap Growth Fund	NBMIX	NBMOX	NBMVX	NBSMX	NSNAX	NSNCX	NSNRX	NSRSX
Neuberger Berman Sustainable Equity Fund	NBSRX	NBSTX		NBSLX	NRAAX	NRACX	NRARX	NRSRX

1290 Avenue of the Americas, New York, NY 10104
Shareholder Services
800.877.9700
Institutional Services
800.366.6264
www.nb.com

Neuberger Berman Dividend Growth Fund, Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Equity Income Fund, Neuberger Berman Focus Fund, Neuberger Berman Genesis Fund, Neuberger Berman Global Real Estate Fund, Neuberger Berman Greater China Equity Fund, Neuberger Berman Guardian Fund, Neuberger Berman Integrated Large Cap Fund (formerly, Neuberger Berman Global Equity Fund), Neuberger Berman International Equity Fund, Neuberger Berman International Select Fund, Neuberger Berman International Small Cap Fund, Neuberger Berman Intrinsic Value Fund, Neuberger Berman Large Cap Value Fund, Neuberger Berman Mid Cap Growth Fund, Neuberger Berman Mid Cap Intrinsic Value Fund, Neuberger Berman Multi-Cap Opportunities Fund, Neuberger Berman Real Estate Fund, Neuberger Berman Small Cap Growth Fund, and Neuberger Berman Sustainable Equity Fund (each a “Fund”) are mutual funds that offer shares pursuant to prospectuses dated December 13, 2019.
The prospectus and summary prospectus (together, the “Prospectus”) for your share class provide more information about your Fund that you should know before investing. You can get a free copy of the Prospectus, annual report and/or semi-annual report for your share class from Neuberger Berman Investment Advisers LLC (“NBIA” or the “Manager”), 1290 Avenue of the Americas, New

York, NY 10104 or by calling the appropriate number listed above for your share class. You should read the Prospectus for your share class and consider the investment objective, risks, and fees and expenses of your Fund carefully before investing.
This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Prospectus for your share class.  This SAI is not an offer to sell any shares of any class of the Funds.  A written offer can be made only by a Prospectus.
Each Fund’s financial statements, notes thereto and the report of its independent registered public accounting firm are incorporated by reference from the Fund’s annual report to shareholders into (and are therefore legally part of) this SAI.
No person has been authorized to give any information or to make any representations not contained in the Prospectuses or in this SAI in connection with the offering made by the Prospectuses, and, if given or made, such information or representations must not be relied upon as having been authorized by a Fund or its distributor. The Prospectuses and this SAI do not constitute an offering by a Fund or its distributor in any jurisdiction in which such offering may not lawfully be made.
The “Neuberger Berman” name and logo and “Neuberger Berman Investment Advisers LLC” are registered service marks of Neuberger Berman Group LLC. The individual Fund names in this SAI are either service marks or registered service marks of Neuberger Berman Investment Advisers LLC. ©2019 Neuberger Berman BD LLC, distributor. All rights reserved.

TABLE OF CONTENTS
Page
INVESTMENT INFORMATION	1
Investment Policies and Limitations	2
Cash Management and Temporary Defensive Positions	10
Additional Investment Information	12
PERFORMANCE INFORMATION	80
TRUSTEES AND OFFICERS	80
Information about the Board of Trustees	80
Information about the Officers of the Trust	86
INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES	98
Investment Manager and Administrator	99
Management and Administration Fees	101
Contractual Expense Limitations	109
Voluntary Expense Limitations	115
Sub-Adviser	117
Portfolio Manager Information	117
Other Investment Companies or Accounts Managed	130
Codes of Ethics	131
Management and Control of NBIA	131
Management and Control of Green Court	131
DISTRIBUTION ARRANGEMENTS	132
Distributor	133
Additional Payments to Financial Intermediaries	141
Distribution Plan (Trust Class Only)	142
Distribution Plan (Advisor Class Only)	143
Distribution Plan (Class A Only)	144
Distribution Plan (Class C Only)	145
Distribution Plan (Class R3 Only)	147
Distribution Plan (Trust Class, Advisor Class, Class A, Class C and Class R3)	147
ADDITIONAL PURCHASE INFORMATION	148
Share Prices and Net Asset Value	148
Subscriptions in Kind	150
Financial Intermediaries	150
Automatic Investing and Dollar Cost Averaging	151
Sales Charges	151
ADDITIONAL EXCHANGE INFORMATION	151
ADDITIONAL REDEMPTION INFORMATION	153
Suspension of Redemptions	153

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Redemptions in Kind	153
CONVERSION INFORMATION	153
DIVIDENDS AND OTHER DISTRIBUTIONS	155
ADDITIONAL TAX INFORMATION	156
Taxation of the Funds	156
Taxation of the Funds’ Shareholders	163
Special Tax Considerations Pertaining to Funds of Funds	166
FUND TRANSACTIONS	168
Portfolio Turnover	178
Proxy Voting	179
PORTFOLIO HOLDINGS DISCLOSURE	180
Portfolio Holdings Disclosure Policy	180
Selective Disclosure Procedures	180
Portfolio Holdings Approved Recipients	181
REPORTS TO SHAREHOLDERS	182
ORGANIZATION, CAPITALIZATION AND OTHER MATTERS	182
CUSTODIAN AND TRANSFER AGENT	184
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS	184
LEGAL COUNSEL	185
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	185
REGISTRATION STATEMENT	246
FINANCIAL STATEMENTS	247

APPENDIX A – LONG-TERM AND SHORT-TERM DEBT SECURITIES RATING DESCRIPTIONS	A-1

APPENDIX B – PROXY VOTING POLICY FOR NEUBERGER BERMAN INVESTMENT ADVISERS LLC	B-1

APPENDIX C – PROXY VOTING POLICY FOR GREEN COURT CAPITAL MANAGEMENT LIMITED	C-1

ii

INVESTMENT INFORMATION
Each Fund is a separate operating series of Neuberger Berman Equity Funds (“Trust”), a Delaware statutory trust established on December 29, 1992.  The Trust is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company.
Through December 15, 2000, the Advisor Class, Investor Class and Trust Class units of beneficial interest (“shares”) of each Fund (except those Funds identified in the next paragraph) and the Institutional Class shares of each Fund (except those Funds identified in the next paragraph and Neuberger Berman Genesis Fund) were organized as feeder funds in a master-feeder structure rather than as funds in a multiple-class structure. These feeder funds were series of Neuberger Berman Equity Assets, Neuberger Berman Equity Funds, Neuberger Berman Equity Trust, and Neuberger Berman Equity Series.
The following Funds commenced operations as separate series of the Trust on the dates shown next to the Fund names:  Neuberger Berman Dividend Growth Fund (December 15, 2015), Neuberger Berman Emerging Markets Equity Fund (October 8, 2008); Neuberger Berman Equity Income Fund (November 2, 2006); Neuberger Berman Global Real Estate Fund (December 30, 2014); Neuberger Berman Greater China Equity Fund (July 17, 2013); Neuberger Berman Integrated Large Cap Fund (June 30, 2011); Neuberger Berman International Equity Fund (June 17, 2005); Neuberger Berman International Select Fund (August 1, 2006); Neuberger Berman International Small Cap Fund (December 8, 2016); Neuberger Berman Intrinsic Value Fund (May 10, 2010); Neuberger Berman Multi-Cap Opportunities Fund (November 2, 2006); and Neuberger Berman Real Estate Fund (May 1, 2002).
The following information supplements the discussion of the Funds’ investment objectives, policies, and limitations in the Prospectuses. The investment objective and, unless otherwise specified, the investment policies and limitations of each Fund are not fundamental. Any investment objective, policy, or limitation that is not fundamental may be changed by the trustees of the Trust (“Fund Trustees”) without shareholder approval. The fundamental investment policies and limitations of a Fund may not be changed without the approval of the lesser of:
(1)                  67% of the shares of the Fund present at a meeting at which more than 50% of the outstanding shares of the Fund are present or represented, or
(2)                  a majority of the outstanding shares of the Fund.
These percentages are required by the Investment Company Act of 1940, as amended (“1940 Act”), and are referred to in this SAI as a “1940 Act majority vote.”
The policy of a Fund permitting it to operate as a non-diversified investment company under the 1940 Act may also change by operation of law.  Specifically, Rule 13a-1 under the 1940 Act provides in effect that, if a fund’s investment portfolio actually meets the standards of a diversified fund for three consecutive years, the fund’s status will change to that of a diversified fund.  By operation of law, each of Neuberger Berman Focus Fund, Neuberger Berman Global Real Estate

Fund, and Neuberger Berman Multi-Cap Opportunities Fund currently operates as a diversified investment company.
Each Fund, except Neuberger Berman Greater China Equity Fund and Neuberger Berman Real Estate Fund, operates as a diversified investment company.  Each of Neuberger Berman Greater China Equity Fund and Neuberger Berman Real Estate Fund currently operates as a non-diversified investment company.
NBIA is responsible for the day-to-day management of each Fund, except Neuberger Berman Great China Equity Fund.  Throughout this SAI, the term “Manager” refers to NBIA with respect to each Fund, except Neuberger Berman Greater China Equity Fund.  NBIA has delegated to Green Court Capital Management Limited (“Green Court”) day-to-day investment management of Neuberger Berman Greater China Equity Fund.  Throughout this SAI, the term “Manager” refers to NBIA or Green Court, as appropriate, with respect to Neuberger Berman Greater China Equity Fund.
Investment Policies and Limitations
Except as set forth in the investment limitation on borrowing and the investment limitation on illiquid securities, any investment policy or limitation that involves a maximum percentage of securities or assets will not be considered exceeded unless the percentage limitation is exceeded immediately after, and because of, a transaction by a Fund. If events subsequent to a transaction result in a Fund exceeding the percentage limitation on illiquid securities, the Manager will take appropriate steps to reduce the percentage held in illiquid securities, as may be required by law, within a reasonable amount of time.
The following investment policies and limitations are fundamental and apply to all Funds unless otherwise indicated:
1. Borrowing (All Funds except Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Integrated Large Cap Fund, Neuberger Berman International Equity Fund, Neuberger Berman International Select Fund, and Neuberger Berman International Small Cap Fund).  No Fund may borrow money, except that a Fund may (i) borrow money from banks for temporary or emergency purposes and not for leveraging or investment and (ii) enter into reverse repurchase agreements for any purpose; provided that (i) and (ii) in combination do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If at any time borrowings exceed 33‑1/3% of the value of a Fund’s total assets, that Fund will reduce its borrowings within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation.
Borrowing (Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Integrated Large Cap Fund, Neuberger Berman International Equity Fund, Neuberger Berman International Select Fund, and Neuberger Berman International Small Cap Fund).  No Fund may borrow money, except that a Fund may (i) borrow money from banks for temporary or emergency purposes and for leveraging or investment and (ii) enter into reverse repurchase agreements for any purpose; provided that (i) and (ii) in combination do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If at any time borrowings exceed 33‑1/3% of the value of a Fund’s total assets, that Fund will reduce its borrowings within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation.
2. Commodities (All Funds except Neuberger Berman Dividend Growth Fund, Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Global Real Estate Fund, Neuberger Berman Greater China Equity Fund, Neuberger Berman Integrated Large Cap Fund, Neuberger Berman International Equity Fund, Neuberger Berman International Select Fund, and Neuberger Berman International Small Cap Fund).  No Fund may purchase physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit a Fund from purchasing futures contracts or options (including options on futures contracts, but excluding options or futures contracts on physical commodities) or from investing in securities of any kind.
Commodities (Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Greater China Equity Fund, Neuberger Berman Integrated Large Cap Fund, Neuberger Berman International Equity Fund, Neuberger Berman International Select Fund, and Neuberger Berman International Small Cap Fund).  No Fund may purchase physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit a Fund from purchasing futures contracts, options (including options on futures contracts, but excluding options or futures contracts on physical commodities), foreign currencies or forward contracts, or from investing in securities of any kind.
Commodities (Neuberger Berman Dividend Growth Fund and Neuberger Berman Global Real Estate Fund). The Fund may not purchase physical commodities, except to the extent permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief or unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit the Fund from purchasing futures contracts, options, foreign currencies or forward contracts, swaps, caps, collars, floors and other financial instruments or from investing in securities of any kind.
3. Diversification (All Funds except Neuberger Berman Focus Fund, Neuberger Berman Global Real Estate Fund, Neuberger Berman Greater China Equity Fund, Neuberger Berman Multi-Cap Opportunities Fund, and Neuberger Berman Real Estate Fund).  No Fund may, with respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities (“U.S. Government and Agency Securities”), or securities issued by other investment companies) if, as a result, (i) more than 5% of the value of the Fund’s total assets would be invested in the securities of that issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.
Diversification (Neuberger Berman Focus Fund, Neuberger Berman Greater China Equity Fund, Neuberger Berman Multi-Cap Opportunities Fund, and Neuberger Berman Real Estate Fund). Each Fund is non-diversified under the 1940 Act.
Notwithstanding the foregoing investment limitation, by operation of law, each of Neuberger Berman Focus Fund and Neuberger Berman Multi-Cap Opportunities Fund currently operates as a diversified investment company.

4.  Industry Concentration (All Funds except Neuberger Berman Dividend Growth Fund, Neuberger Berman Global Real Estate Fund, Neuberger Berman International Small Cap Fund and Neuberger Berman Real Estate Fund).  No Fund may purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry. This limitation does not apply to U.S. Government and Agency Securities.
Industry Concentration (Neuberger Berman Dividend Growth Fund and Neuberger Berman International Small Cap Fund).  The Fund may not purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry. This limitation does not apply to U.S. Government and Agency Securities, securities of other investment companies and tax-exempt securities or such other securities as may be excluded for this purpose under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
Industry Concentration (Neuberger Berman Global Real Estate Fund).  The Fund may not purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry, except that the Fund will invest greater than 25% of its total assets in the real estate industry. This limitation does not apply to U.S. Government and Agency Securities, securities of other investment companies and tax-exempt securities or such other securities as may be excluded for this purpose under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
Industry Concentration (Neuberger Berman Real Estate Fund).  The Fund may not purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry, except that the Fund will invest greater than 25% of its total assets in the real estate industry. This limitation does not apply to U.S. Government and Agency Securities.
5.  Lending (All Funds except Neuberger Berman Dividend Growth Fund, Neuberger Berman Global Real Estate Fund and Neuberger Berman Greater China Equity Fund).  No Fund may lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets (taken at current value) would be lent to other parties, except, in accordance with its investment objective, policies, and limitations, (i) through the purchase of a portion of an issue of debt securities or (ii) by engaging in repurchase agreements.
Lending (Neuberger Berman Dividend Growth Fund and Neuberger Berman Global Real Estate Fund). No Fund may lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets (taken at current value) would be lent to other parties, except, in accordance with its investment objective, policies, and limitations, (i) through the purchase of all or a portion of an issue of debt securities, loans, loan participations or other forms of direct debt instruments or (ii) by engaging in repurchase agreements.
Lending (Neuberger Berman Greater China Equity Fund). The Fund may not lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets (taken at current value) would be lent to other parties, except, in accordance with its investment objective, policies, and limitations, (i) through the purchase of all or a portion of an issue of debt securities or (ii) by engaging in repurchase agreements.
6.  Real Estate (All Funds except Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Equity Income Fund, Neuberger Berman Greater China Equity Fund, Neuberger Berman Integrated Large Cap Fund, Neuberger Berman International Equity Fund, Neuberger Berman International Select Fund, Neuberger Berman International Small Cap Fund, Neuberger Berman Intrinsic Value Fund, and Neuberger Berman Real Estate Fund).  No Fund may purchase real estate unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit a Fund from purchasing securities issued by entities or investment vehicles that own or deal in real estate or interests therein or instruments secured by real estate or interests therein.
Real Estate (Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Greater China Equity Fund, Neuberger Berman Integrated Large Cap Fund, Neuberger Berman International Equity Fund, Neuberger Berman International Select Fund and Neuberger Berman International Small Cap Fund).  No Fund may invest any part of its total assets in real estate or interests in real estate unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit a Fund from purchasing readily marketable securities issued by entities or investment vehicles that own or deal in real estate or interests therein or instruments secured by real estate or interests therein.
Real Estate (Neuberger Berman Real Estate Fund).  The Fund may not purchase real estate unless acquired as a result of the ownership of securities or instruments, except that the Fund may (i) invest in securities of issuers that mortgage, invest or deal in real estate or interests therein, (ii) invest in securities that are secured by real estate or interests therein, (iii) purchase and sell mortgage-related securities, (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities, and (v) invest in real estate investment trusts of any kind.
Real Estate (Neuberger Berman Equity Income Fund and Neuberger Berman Intrinsic Value Fund).  The Fund may not purchase real estate unless acquired as a result of the ownership of securities or instruments, except that the Fund may (i) invest in securities of issuers a principal business of which is mortgaging, investing, and/or dealing in real estate or interests therein, (ii) invest in instruments that are secured by real estate or interests therein, (iii) purchase and sell mortgage-related securities, (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities, and (v) invest in real estate investment trusts of any kind.
7. Senior Securities.  No Fund may issue senior securities, except as permitted under the 1940 Act.
8. Underwriting.  No Fund may underwrite securities of other issuers, except to the extent that a Fund, in disposing of portfolio securities, may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (“1933 Act”).
Each of Neuberger Berman Dividend Growth Fund, Neuberger Berman Focus Fund, Neuberger Berman Genesis Fund, Neuberger Berman Global Real Estate Fund, Neuberger Berman

Guardian Fund, Neuberger Berman Large Cap Value Fund, Neuberger Berman Mid Cap Growth Fund, Neuberger Berman Mid Cap Intrinsic Value Fund and Neuberger Berman Real Estate Fund has the following fundamental investment policy:
Notwithstanding any other investment policy of the Fund, the Fund may invest all of its investable assets (cash, securities, and receivables relating to securities) in an open‑end management investment company having substantially the same investment objective, policies, and limitations as the Fund.
Each of Neuberger Berman Equity Income Fund, Neuberger Berman International Equity Fund, Neuberger Berman International Select Fund, Neuberger Berman International Small Cap Fund, and Neuberger Berman Multi-Cap Opportunities Fund has the following fundamental investment policy:
Notwithstanding any other investment policy of the Fund, the Fund may invest all of its net investable assets in an open‑end management investment company having substantially the same investment objective, policies, and limitations as the Fund.
Each of Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Greater China Equity Fund, Neuberger Berman Integrated Large Cap Fund and Neuberger Berman Intrinsic Value Fund has the following fundamental investment policy:
Notwithstanding any other investment policy of the Fund, the Fund may invest all of its investable assets in an open‑end management investment company having substantially the same investment objective, policies, and limitations as the Fund.
Each of Neuberger Berman Small Cap Growth Fund and Neuberger Berman Sustainable Equity Fund has the following fundamental investment policy:
Notwithstanding any other investment policy of the Fund, the Fund may invest all of its net investable assets (cash, securities, and receivables relating to securities) in an open‑end management investment company having substantially the same investment objective, policies, and limitations as the Fund.
For purposes of the investment limitation on commodities, the Funds do not consider foreign currencies or forward contracts to be physical commodities. Also, this limitation does not prohibit the Funds from purchasing securities backed by physical commodities, including interests in exchange-traded investment trusts and other similar entities, or derivative instruments, or Neuberger Berman Dividend Growth Fund or Neuberger Berman Global Real Estate Fund from purchasing physical commodities.
For purposes of the investment limitation on concentration in a particular industry, industry classifications are determined for each Fund (except Neuberger Berman Global Real Estate Fund and Neuberger Berman Real Estate Fund) in accordance with the industry or sub-industry classifications established by the Global Industry Classification Standard; industry classifications are determined for Neuberger Berman Global Real Estate Fund in accordance with the classifications of the FTSE EPRA/Nareit Developed Index, and industry classifications are determined for Neuberger Berman

Real Estate Fund in accordance with the classifications of the FTSE Nareit All Equity REITs Index.  The more narrowly industries are defined, the more likely it is that multiple industries will be affected in a similar fashion by a single economic or regulatory development.
The following investment policies and limitations are non-fundamental and apply to all Funds unless otherwise indicated:
1. Borrowing (All Funds except Neuberger Berman Dividend Growth Fund, Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Global Real Estate Fund, Neuberger Berman Integrated Large Cap Fund, Neuberger Berman International Equity Fund, Neuberger Berman International Select Fund, Neuberger Berman International Small Cap Fund, Neuberger Berman Large Cap Value Fund, Neuberger Berman Mid Cap Intrinsic Value Fund and Neuberger Berman Multi-Cap Opportunities Fund).  No Fund may purchase securities if outstanding borrowings, including any reverse repurchase agreements, exceed 5% of its total assets.
Borrowing (Neuberger Berman Large Cap Value Fund, Neuberger Berman Mid Cap Intrinsic Value Fund and Neuberger Berman Multi-Cap Opportunities Fund).  No Fund may purchase securities if outstanding borrowings of money, including any reverse repurchase agreements, exceed 5% of its total assets.
2. Lending (All Funds except Neuberger Berman Dividend Growth Fund and Neuberger Berman Global Real Estate Fund).  Except for the purchase of debt securities and engaging in repurchase agreements, no Fund may make any loans other than securities loans.
Lending (Neuberger Berman Dividend Growth Fund and Neuberger Berman Global Real Estate Fund).  Except for the purchase of debt securities, loans, loan participations or other forms of direct debt instruments and engaging in repurchase agreements, the Fund may not make any loans other than securities loans.
3. Margin Transactions.  No Fund may purchase securities on margin from brokers or other lenders, except that a Fund may obtain such short-term credits as are necessary for the clearance of securities transactions. Margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.
4. Foreign Securities (Neuberger Berman Genesis Fund, Neuberger Berman Mid Cap Growth Fund and Neuberger Berman Real Estate Fund).  No Fund may invest more than 10% of the value of its total assets in securities denominated in foreign currency.
Foreign Securities (Neuberger Berman Guardian Fund, Neuberger Berman Intrinsic Value Fund, Neuberger Berman Large Cap Value Fund, Neuberger Berman Mid Cap Intrinsic Value Fund, Neuberger Berman Multi-Cap Opportunities Fund, Neuberger Berman Small Cap Growth Fund, and Neuberger Berman Sustainable Equity Fund).  No Fund may invest more than 20% of the value of its total assets in securities denominated in foreign currency.

Foreign Securities (Neuberger Berman Equity Income Fund).  The Fund may not invest more than 30% of the value of its total assets in securities denominated in foreign currency.
These policies do not limit investment in American Depository Receipts (“ADRs”) and similar instruments denominated in U.S. dollars, where the underlying security may be denominated in a foreign currency.
5. Illiquid Securities.  No Fund may purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities. An illiquid investment means any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.
6. Pledging (Neuberger Berman Genesis Fund and Neuberger Berman Guardian Fund).  Neither of these Funds may pledge or hypothecate any of its assets, except that (i) Neuberger Berman Genesis Fund may pledge or hypothecate up to 15% of its total assets to collateralize a borrowing permitted under fundamental policy 1 above or a letter of credit issued for a purpose set forth in that policy and (ii) each Fund may pledge or hypothecate up to 5% of its total assets in connection with its entry into any agreement or arrangement pursuant to which a bank furnishes a letter of credit to collateralize a capital commitment made by the Fund to a mutual insurance company of which the Fund is a member. The other Funds are not subject to any restrictions on their ability to pledge or hypothecate assets and may do so in connection with permitted borrowings.
7. Investments in Any One Issuer (Neuberger Berman Focus Fund, Neuberger Berman Global Real Estate Fund, Neuberger Berman Greater China Equity Fund, Neuberger Berman Multi-Cap Opportunities Fund and Neuberger Berman Real Estate Fund).  At the close of each quarter of each Fund’s taxable year, (i) at least 50% of the value of the Fund’s total assets must be represented by cash and cash items, Government securities (as defined for purposes of Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code of 1986, as amended (“Code”)), securities of other “regulated investment companies” (as defined in section 851(a) of the Code) (each, a “RIC”), and other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities, and (ii) not more than 25% of the value of its total assets may be invested in (a) securities (other than Government securities or securities of other RICs) of any one issuer, (b) securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar, or related trades or businesses, or (c) securities of one or more “qualified publicly traded partnerships” (as defined in the Code).
Notwithstanding the foregoing investment limitation, by operation of law, each of Neuberger Berman Focus Fund and Neuberger Berman Multi-Cap Opportunities Fund currently operates as a diversified investment company.
8. ESG criteria (Neuberger Berman Sustainable Equity Fund).  The Fund may not purchase securities of issuers that derive more than 5% of their total revenue from the production of alcohol, tobacco, weapons or nuclear power and may not purchase securities of issuers deriving more than 5% of total revenue from gambling.

See page 67 for a description of the Sustainable Equity Fund’s ESG criteria.
9. Equity Securities (All Funds except Neuberger Berman Dividend Growth Fund, Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Global Real Estate Fund, Neuberger Berman Greater China Equity Fund, Neuberger Berman Large Cap Value Fund, Neuberger Berman Real Estate Fund, Neuberger Berman Small Cap Growth Fund, and Neuberger Berman Sustainable Equity Fund.  Each Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities. Although this is a non-fundamental policy, the Fund Trustees will not change this policy without at least 60 days’ notice to shareholders. (Only Neuberger Berman Integrated Large Cap Fund, Neuberger Berman International Equity Fund, Neuberger Berman International Select Fund, and Neuberger Berman International Small Cap Fund may borrow for investment purposes.)
Equity Securities that Pay Dividends (Neuberger Berman Dividend Growth Fund).  Under normal market circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities that pay dividends.  Although this is a non-fundamental policy, the Fund Trustees will not change this policy without at least 60 days’ notice to shareholders. (The Fund may not borrow for investment purposes.)
Equity Securities (Neuberger Berman Emerging Markets Equity Fund).  The Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of issuers in emerging market countries.  Although this is a non-fundamental policy, the Fund Trustees will not change this policy without at least 60 days’ notice to shareholders.
Real Estate Equity Securities (Neuberger Berman Global Real Estate Fund).  The Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. and non-U.S. equity securities issued by real estate investment trusts (“REITs”) and common stocks and other securities issued by other real estate companies. Although this is a non-fundamental policy, the Fund Trustees will not change this policy without at least 60 days’ notice to shareholders.  (The Fund may not borrow for investment purposes.)
Equity Investments (Neuberger Berman Greater China Equity Fund). The Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity investments that are tied economically to the Greater China region.  Although this is a non-fundamental policy, the Fund Trustees will not change this policy without at least 60 days’ notice to shareholders. The Fund’s equity investments include both equity securities and equity-linked investments. (The Fund may not borrow for investment purposes.)
Large Cap Companies (Neuberger Berman Integrated Large Cap Fund and Neuberger Berman Large Cap Value Fund).  Each Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of large-capitalization companies. Although this is a non-fundamental policy, the Fund Trustees will not change this policy without at least 60 days’ notice to shareholders.  (Neuberger Berman Large Cap Value Fund may not borrow for investment purposes.)

Real Estate Equity Securities (Neuberger Berman Real Estate Fund).  The Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities issued by REITs and common stocks and other securities issued by other real estate companies. Although this is a non-fundamental policy, the Fund Trustees will not change this policy without at least 60 days’ notice to shareholders. (The Fund may not borrow for investment purposes.)
Small-Cap Companies (Neuberger Berman International Small Cap Fund  and Neuberger Berman Small Cap Growth Fund).  Each Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in small-capitalization companies. Although this is a non-fundamental policy, the Fund Trustees will not change this policy without at least 60 days’ notice to shareholders.  (Neuberger Berman Small Cap Growth Fund may not borrow for investment purposes.)
Equity Securities (Neuberger Berman Sustainable Equity Fund).  The Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities selected in accordance with its ESG criteria. Although this is a non-fundamental policy, the Fund Trustees will not change this policy without at least 60 days’ notice to shareholders.  (The Fund may not borrow for investment purposes.)
10. Investment by a Fund of Funds. If shares of a Fund are purchased by another fund in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the Fund are held by such fund, the Fund will not purchase securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.
Senior Securities. Section 18(f)(1) of the 1940 Act prohibits an open-end investment company from issuing any class of senior security, or selling any class of senior security of which it is the issuer, except that the investment company may borrow from a bank provided that immediately after any such borrowing there is asset coverage of at least 300% for all of its borrowings.  The SEC has taken the position that certain instruments that create future obligations may be considered senior securities subject to provisions of the 1940 Act that limit the ability of investment companies to issue senior securities. Common examples include reverse repurchase agreements, short sales, futures and options positions, forward contracts and when-issued securities. However, the SEC has clarified that, if a fund segregates cash or liquid securities sufficient to cover such obligations or holds off-setting positions (or, in some cases, uses a combination of such strategies), the SEC will not raise senior securities issues under the 1940 Act.
Cash Management and Temporary Defensive Positions
For temporary defensive purposes, or to manage cash pending investment or payout, each Fund (except Neuberger Berman Dividend Growth Fund, Neuberger Berman Equity Income Fund, Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Global Real Estate Fund, Neuberger Berman Greater China Equity Fund, Neuberger Berman International Equity Fund, Neuberger Berman International Select Fund, Neuberger Berman International Small Cap Fund, and Neuberger Berman Sustainable Equity Fund) may invest up to 100% of its total assets in cash or cash equivalents, U.S. Government and Agency Securities, commercial paper, and certain other money market instruments, as well as repurchase agreements collateralized by the foregoing.

For temporary defensive purposes, or to manage cash pending investment or payout, Neuberger Berman Dividend Growth Fund and Neuberger Berman Equity Income Fund may invest up to 100% of its total assets in cash or cash equivalents, U.S. Government and Agency Securities, commercial paper, short-term bank obligations, money market funds, and certain other money market instruments, as well as repurchase agreements collateralized by the foregoing.
For temporary defensive purposes, or to manage cash pending investment or payout, each of Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Greater China Equity Fund, Neuberger Berman International Equity Fund, Neuberger Berman International Select Fund, and Neuberger Berman International Small Cap Fund may invest up to 100% of its total assets in short-term foreign and U.S. investments, such as cash or cash equivalents, commercial paper, short-term bank obligations, U.S. Government and Agency Securities, and repurchase agreements.
For temporary defensive purposes, or to manage cash pending investment or payout, Neuberger Berman Global Real Estate Fund may invest up to 100% of its total assets in cash or cash equivalents, U.S. Government and Agency Securities, commercial paper, money market funds, and certain other money market instruments, as well as repurchase agreements collateralized by the foregoing.
For temporary defensive purposes, or to manage cash pending investment or payout, any part of Neuberger Berman Sustainable Equity Fund’s assets may be retained temporarily in U.S. Government and Agency Securities, investment grade fixed income securities of non-governmental issuers, repurchase agreements, money market instruments, commercial paper, and cash and cash equivalents. Generally, the foregoing temporary investments for Neuberger Berman Sustainable Equity Fund are selected with a concern for the social impact of each investment.  For instance, Neuberger Berman Sustainable Equity Fund may invest in certificates of deposits issued by community banks and credit unions.
A Fund may also invest in such instruments to increase liquidity or to provide collateral to be segregated.
These investments may prevent a Fund from achieving its investment objective.
In reliance on an SEC exemptive rule, a Fund may invest an unlimited amount of its uninvested cash and cash collateral received in connection with securities lending in shares of money market funds and unregistered funds that operate in compliance with Rule 2a-7 under the 1940 Act, whether or not advised by NBIA or an affiliate, under specified conditions.  Among other things, the conditions preclude an investing Fund from paying a sales charge, as defined in rule 2830(b) of the NASD Conduct Rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”) (“sales charge”), or a service fee, as defined in that rule, in connection with its purchase or redemption of the money market fund’s or unregistered fund’s shares, or the Fund’s investment adviser must waive a sufficient amount of its advisory fee to offset any such sales charge or service fee. Money market funds and unregistered funds do not necessarily invest in accordance with Neuberger Berman Sustainable Equity Fund’s ESG criteria.

Additional Investment Information
Unless otherwise indicated, the Funds may buy the types of securities and use the investment techniques described below, subject to any applicable investment policies and limitations. However, the Funds may not buy all of the types of securities or use all of the investment techniques described below.  Each Fund’s principal investment strategies and the principal risks of each Fund’s principal investment strategies are discussed in the Prospectuses.
In reliance on an SEC exemptive order, each Fund may invest in both affiliated and unaffiliated investment companies, including exchange-traded funds (“ETFs”), (“underlying funds”) in excess of the limits in Section 12 of the 1940 Act and the rules and regulations thereunder.  When a Fund invests in underlying funds, it is indirectly exposed to the investment practices of the underlying funds and, therefore, is subject to all the risks associated with the practices of the underlying funds. This SAI is not an offer to sell shares of any underlying fund. Shares of an underlying fund are sold only through the currently effective prospectus for that underlying fund.  Unless otherwise noted herein, the investment practices and associated risks detailed below also include those to which a Fund indirectly may be exposed through its investment in an underlying fund. Unless otherwise noted herein, any references to investments made by a Fund include those that may be made both directly by the Fund and indirectly by the Fund through its investments in underlying funds.
Commercial Paper.  Commercial paper is a short-term debt security issued by a corporation, bank, municipality, or other issuer, usually for purposes such as financing current operations. A Fund may invest in commercial paper that cannot be resold to the public without an effective registration statement under the 1933 Act. While some restricted commercial paper normally is deemed illiquid, the Manager may in certain cases determine that such paper is liquid.
Commodities Related Investments. A Fund may purchase securities backed by physical commodities, including interests in exchange-traded investment trusts and other similar entities, the value of the shares of which relates directly to the value of physical commodities held by such an entity.  As an investor in such an entity, a Fund would indirectly bear its pro rata share of the entity’s expenses, which may include storage and other costs relating to the entity’s investments in physical commodities.  In addition, a Fund will not qualify as a RIC for any taxable year in which more than 10% of its gross income consists of “non-qualifying” income, which includes gains from selling physical commodities (or options or futures contracts thereon unless the gain is realized from certain hedging transactions) and certain other non-passive income.  A Fund’s investment in securities backed by, or in such entities that invest in, physical commodities would produce non-qualifying income, although investments in stock of a “controlled foreign corporation” that invests in physical commodities and annually distributes its net income and gains generally should not produce such income.  To remain within the 10% limitation, a Fund may need to hold such an investment or sell it at a loss, or sell other investments, when for investment reasons it would not otherwise do so.  The availability of such measures does not guarantee that a Fund would be able to satisfy that limitation.
Exposure to physical commodities may subject a Fund to greater volatility than investments in traditional securities.  The value of such investments may be affected by overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as supply and demand, drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.  Their value may also respond to investor perception of instability in the national or international economy, whether or not justified by the facts.  However, these investments may help to moderate fluctuations in the value of a Fund’s other holdings, because these investments may not correlate with investments in traditional securities.  Economic and other events (whether real or perceived) can reduce the demand for commodities, which may reduce market prices and cause the value of a Fund’s shares to fall.  No active trading market may exist for certain commodities investments, which may impair the ability of a Fund to sell or realize the full value of such investments in the event of the need to liquidate such investments.  Certain commodities are subject to limited pricing flexibility because of supply and demand factors.  Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of the supplies of other materials.  These additional variables may create additional investment risks and result in greater volatility than investments in traditional securities.  Because physical commodities do not generate investment income, the return on such investments will be derived solely from the appreciation or depreciation on such investments.  Certain types of commodities instruments (such as commodity-linked swaps and commodity-linked structured notes) are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument.
Policies and Limitations.  For the Funds’ policies and limitations on commodities, see “Investment Policies and Limitations -- Commodities” above. In addition, a Fund does not intend to sell commodities related investments when doing so would cause it to fail to qualify as a RIC.
Convertible Securities.  A convertible security is a bond, debenture, note, preferred stock, or other security or debt obligation that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities generally have features of, and risks associated with, both equity and fixed income instruments. As such, the value of most convertible securities will vary with changes in the price of, and will be subject to the risks associated with, the underlying common stock.  Additionally, convertible securities are also subject to the risk that the issuer may not be able to pay principal or interest when due and the value of the convertible security may change based on the issuer’s credit rating.  Convertible securities are considered equity securities for purposes of each Fund's non-fundamental policy to invest at least 80% of its net assets in equity securities.

A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier non-convertible securities and other senior debt obligations of the issuer, but rank senior to common stock in a company’s capital structure. The value of a convertible security is a function of (1) its yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth if converted into the underlying common stock.
The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt may not. Convertible securities may be issued by smaller capitalization companies whose stock prices may be more volatile than larger capitalization companies. A convertible security may have a mandatory conversion feature or a call feature that subjects it to redemption at the option of the issuer at a price established in the security’s governing instrument. If a convertible security held by a Fund is called for redemption, the Fund will be required to convert it into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on a Fund’s ability to achieve its investment objectives.
Policies and Limitations.  Neuberger Berman Sustainable Equity Fund may invest up to 20% of its net assets in convertible securities. Neuberger Berman Sustainable Equity Fund does not intend to purchase any convertible securities that are not investment grade. The Funds may invest in convertible securities that the Manager believes present a good value because they are convertible into equity securities and have an attractive yield.
Fixed Income Securities.  While the emphasis of each Fund’s investment program is on common stocks and other equity securities or equity investments, as applicable, each Fund may invest in money market instruments, U.S. Government and Agency Securities, and other fixed income securities. The debt securities in which a Fund may invest include variable rate securities, the interest rates on which reset at specified intervals to reflect current market rates as defined by a certain index or reference rate, and floating rate securities, the interest rates on which reset whenever the specified index or reference rate changes. Each Fund may invest in investment grade corporate bonds and debentures, and each of Neuberger Berman Dividend Growth Fund, Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Equity Income Fund, Neuberger Berman Global Real Estate Fund, Neuberger Berman International Equity Fund, Neuberger Berman International Select Fund, Neuberger Berman International Small Cap Fund, Neuberger Berman Intrinsic Value Fund, Neuberger Berman Large Cap Value Fund, Neuberger Berman Mid Cap Intrinsic Value Fund, Neuberger Berman Multi-Cap Opportunities Fund, and Neuberger Berman Real Estate Fund may also invest in corporate debt securities rated below investment grade (commonly known as “junk bonds”).
“U.S. Government Securities” are obligations of the Treasury Department backed by the full faith and credit of the United States. During times of market turbulence, investors may turn to the safety of securities issued or guaranteed by the Treasury Department, causing the prices of these securities to rise and their yields to decline.
“U.S. Government Agency Securities” are issued or guaranteed by U.S. Government agencies or by instrumentalities of the U.S. Government, such as Ginnie Mae (also known as the Government National Mortgage Association), Fannie Mae (also known as the Federal National Mortgage Association), Freddie Mac (also known as the Federal Home Loan Mortgage Corporation), SLM Corporation (formerly, the Student Loan Marketing Association) (commonly known as “Sallie Mae”), and the Tennessee Valley Authority. Some U.S. Government Agency Securities are supported by the full faith and credit of the United States, while others may be supported by the issuer’s ability to borrow from the Treasury Department, subject to the Treasury’s discretion in certain cases, or only by the credit of the issuer. U.S. Government Agency Securities include U.S. Government Agency mortgage-backed securities. The market prices of U.S. Government and Agency Securities are not guaranteed by the U.S. Government.

“Investment grade” debt securities are those receiving one of the four highest ratings from Moody’s, S&P, or another nationally recognized statistical rating organization (“NRSRO”) or, if unrated by any NRSRO, deemed by the Manager to be comparable to such rated securities (“Comparable Unrated Securities”). Securities rated by Moody’s in its fourth highest rating category (Baa) or Comparable Unrated Securities may be deemed to have speculative characteristics.
The ratings of an NRSRO represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, coupon, and rating may have different yields. Although the Funds may rely on the ratings of any NRSRO, the Funds refer primarily to ratings assigned by S&P and Moody’s, which are described in Appendix A to this SAI.
Fixed income securities are subject to the risk of an issuer’s inability to meet principal and interest payments on its obligations (“credit risk”) and are subject to price volatility due to such factors as interest rate sensitivity (“interest rate risk”), market perception of the creditworthiness of the issuer, and market liquidity (“market risk”). The value of a Fund’s fixed income investments is likely to decline in times of rising market interest rates. Conversely, the value of a Fund’s fixed income investments is likely to rise in times of declining market interest rates. Typically, the longer the time to maturity of a given security, the greater is the change in its value in response to a change in interest rates. Foreign debt securities are subject to risks similar to those of other foreign securities.
Lower-rated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. Debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuer of such securities to make principal and interest payments than is the case for higher-grade debt securities. An economic downturn affecting the issuer may result in an increased incidence of default. The market for lower-rated securities may be thinner and less active than for higher-rated securities. Pricing of thinly traded securities requires greater judgment than pricing of securities for which market transactions are regularly reported. The Manager will invest in lower-rated securities only when it concludes that the anticipated return on such an investment to Neuberger Berman Dividend Growth Fund, Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Equity Income Fund, Neuberger Berman Global Real Estate Fund, Neuberger Berman Integrated Large Cap Fund, Neuberger Berman International Equity Fund, Neuberger Berman International Select Fund, Neuberger Berman International Small Cap Fund, Neuberger Berman Intrinsic Value Fund, Neuberger Berman Large Cap Value Fund, Neuberger Berman Mid Cap Intrinsic Value Fund, Neuberger Berman Multi-Cap Opportunities Fund, and Neuberger Berman Real Estate Fund warrants exposure to the additional level of risk.
Policies and Limitations.  Each Fund normally may invest up to 20% of its net assets in debt securities.
Neuberger Berman Large Cap Value Fund and Neuberger Berman Mid Cap Intrinsic Value Fund each may invest up to 15% of its net assets in corporate debt securities rated below investment grade or Comparable Unrated Securities. Neuberger Berman Emerging Markets Equity Fund,

Neuberger Berman Integrated Large Cap Fund, Neuberger Berman International Equity Fund, Neuberger Berman International Select Fund, and Neuberger Berman International Small Cap Fund each may invest in domestic and foreign debt securities of any rating, including those rated below investment grade and Comparable Unrated Securities.
Subsequent to its purchase by a Fund, an issue of debt securities may cease to be rated or its rating may be reduced, so that the securities would no longer be eligible for purchase by that Fund. In such a case, Neuberger Berman Small Cap Growth Fund and Neuberger Berman Sustainable Equity Fund each will engage in an orderly disposition of the downgraded securities. Each other Fund (except Neuberger Berman Dividend Growth Fund, Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Equity Income Fund, Neuberger Berman Global Real Estate Fund, Neuberger Berman Greater China Equity Fund, Neuberger Berman Integrated Large Cap Fund, Neuberger Berman International Equity Fund, Neuberger Berman International Select Fund, Neuberger Berman Intrinsic Value Fund, Neuberger Berman Multi-Cap Opportunities Fund, and Neuberger Berman Real Estate Fund) will engage in an orderly disposition of the downgraded securities to the extent necessary to ensure that the Fund’s holdings of securities rated below investment grade and Comparable Unrated Securities will not exceed 5% of its net assets (15% in the case of Neuberger Berman Large Cap Value Fund and Neuberger Berman Mid Cap Intrinsic Value Fund). The Manager will make a determination as to whether Neuberger Berman Greater China Equity Fund, Neuberger Berman International Equity Fund and Neuberger Berman International Select Fund should dispose of the downgraded securities.
There are no restrictions as to the ratings of debt securities Neuberger Berman Dividend Growth Fund, Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Equity Income Fund, Neuberger Berman Global Real Estate Fund, Neuberger Berman Integrated Large Cap Fund, Neuberger Berman Intrinsic Value Fund, Neuberger Berman Multi-Cap Opportunities Fund, or Neuberger Berman Real Estate Fund each may acquire or the portion of its assets each may invest in debt securities in a particular ratings category.
Foreign Securities.  A Fund may invest in U.S. dollar-denominated securities of foreign issuers and foreign branches of U.S. banks, including negotiable certificates of deposit (“CDs”), bankers’ acceptances, and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include banks, non-U.S. governments, and quasi-governmental organizations. Investments in foreign securities involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of the unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce a Fund’s rights as an investor.  It may be difficult to invoke legal process or to enforce contractual obligations abroad, and it may be especially difficult to sue a foreign government in the courts of that country.

A Fund also may invest in equity, debt, or other securities that are denominated in or indexed to foreign currencies, including (1) common and preferred stocks, (2) CDs, commercial paper, fixed time deposits, and bankers’ acceptances issued by foreign banks, (3) obligations of other corporations, and (4) obligations of foreign governments and their subdivisions, agencies, and instrumentalities, international agencies, and supranational entities. Investing in foreign currency denominated securities involves the special risks associated with investing in non-U.S. issuers, as described in the preceding paragraph, and the additional risks of (a) adverse changes in foreign exchange rates, (b) nationalization, expropriation, or confiscatory taxation, and (c) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the United States).  Additionally, dividends and interest payable on foreign securities (and gains realized on disposition thereof) may be subject to foreign taxes, including taxes withheld from those payments. Commissions on foreign securities exchanges are often at fixed rates and are generally higher than negotiated commissions on U.S. exchanges, although a Fund endeavors to achieve the most favorable net results on portfolio transactions.
Foreign securities often trade with less frequency and in less volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custody arrangements and transaction costs of foreign currency conversions.
Foreign markets also have different clearance and settlement procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Fund due to subsequent declines in value of the securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.  The inability of a Fund to settle security purchases or sales due to settlement problems could cause the Fund to pay additional expenses, such as interest charges.
Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by government authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging or less-developed market countries than in countries with more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and instruments that reference the securities, such as participatory notes (or “P-notes”) or other derivative instruments, may be halted. In the event that a Fund holds material positions in such suspended securities or instruments, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.
Interest rates prevailing in other countries may affect the prices of foreign securities and exchange rates for foreign currencies. Local factors, including the strength of the local economy, the demand for borrowing, the government’s fiscal and monetary policies, and the international balance of payments, often affect interest rates in other countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.
A Fund may invest in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and International Depositary Receipts (“IDRs”). ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing its ownership of the underlying foreign securities. Most ADRs are denominated in U.S. dollars and are traded on a U.S. stock exchange. However, they are subject to the risk of fluctuation in the currency exchange rate if, as is often the case, the underlying securities are denominated in foreign currency. EDRs are receipts issued by a European bank evidencing its ownership of the underlying foreign securities and are often denominated in a foreign currency. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing its ownership of the underlying foreign securities and are often denominated in U.S. dollars. IDRs are receipts typically issued by a foreign bank or trust company evidencing its ownership of the underlying foreign securities. Depositary receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing.
Issuers of the securities underlying sponsored depositary receipts, but not unsponsored depositary receipts, are contractually obligated to disclose material information in the United States. Therefore, the market value of unsponsored depositary receipts is less likely to reflect the effect of such information.
Policies and Limitations.  For the Funds’ policies and limitations on investing in foreign currency denominated securities, see “Investment Policies and Limitations -- Foreign Securities” above. Within those limitations, however, none of the Funds is restricted in the amount it may invest in securities denominated in any one foreign currency.
Securities of Issuers in Emerging Market Countries.  The risks described above for foreign securities may be heightened in connection with investments in emerging market countries. Historically, the markets of emerging market countries have been more volatile than the markets of developed countries, reflecting the greater uncertainties of investing in less established markets and economies. In particular, emerging market countries may have less stable governments; may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets; and may have less protection of property rights than more developed countries. The economies of emerging market countries may be reliant on only a few industries, may be highly vulnerable to changes in local or global trade conditions and may suffer from high and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.
In determining where an issuer of a security is based, the Manager may consider such factors as where the company is legally organized, maintains its principal corporate offices and/or conducts its principal operations.

Additional costs could be incurred in connection with a Fund’s investment activities outside the United States. Brokerage commissions may be higher outside the United States, and a Fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with maintaining assets in certain jurisdictions.
Certain risk factors related to emerging market countries include:
Currency fluctuations.  A Fund’s investments may be valued in currencies other than the U.S. dollar. Certain emerging market countries’ currencies have experienced and may in the future experience significant declines against the U.S. dollar. For example, if the U.S. dollar appreciates against foreign currencies, the value of a Fund’s securities holdings would generally depreciate and vice versa. Consistent with its investment objective, a Fund can engage in certain currency transactions to hedge against currency fluctuations. See “Forward Foreign Currency Transactions.” After a Fund has distributed income, subsequent foreign currency losses may result in the Fund’s having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders.
Government regulation.  The political, economic and social structures of certain developing countries may be more volatile and less developed than those in the United States. Certain emerging market countries lack uniform accounting, auditing and financial reporting standards, have less governmental supervision of financial markets than in the United States, and do not honor legal rights enjoyed in the United States. Certain governments may be more unstable and present greater risks of nationalization or restrictions on foreign ownership of local companies.
Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. While a Fund will only invest in markets where these restrictions are considered acceptable by the Manager, a country could impose new or additional repatriation restrictions after the Fund’s investment. If this happened, a Fund’s response might include, among other things, applying to the appropriate authorities for a waiver of the restrictions or engaging in transactions in other markets designed to offset the risks of decline in that country. Such restrictions will be considered in relation to a Fund’s liquidity needs and all other positive and negative factors. Further, some attractive equity securities may not be available to a Fund, or a Fund may have to pay a premium to purchase those equity securities, due to foreign shareholders already holding the maximum amount legally permissible.
While government involvement in the private sector varies in degree among emerging market countries, such involvement may in some cases include government ownership of companies in certain sectors, wage and price controls or imposition of trade barriers and other protectionist measures. With respect to any emerging market country, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, expropriation, or creation of government monopolies to the possible detriment of a Fund’s investments.
Less developed securities markets.  Emerging market countries may have less well developed securities markets and exchanges. These markets have lower trading volumes than the securities markets of more developed countries. These markets may be unable to respond effectively to increases in trading volume. Consequently, these markets may be substantially less liquid than those of more developed countries, and the securities of issuers located in these markets may have limited marketability. These factors may make prompt liquidation of substantial portfolio holdings difficult or impossible at times.
Settlement risks.  Settlement systems in emerging market countries are generally less well organized than developed markets. Supervisory authorities may also be unable to apply standards comparable to those in developed markets. Thus, there may be risks that settlement may be delayed and that cash or securities belonging to a Fund may be in jeopardy because of failures of or defects in the systems. In particular, market practice may require that payment be made before receipt of the security being purchased or that delivery of a security be made before payment is received. In such cases, default by a broker or bank (the “counterparty”) through whom the transaction is effected might cause the Fund to suffer a loss. A Fund will seek, where possible, to use counterparties whose financial status is such that this risk is reduced. However, there can be no certainty that a Fund will be successful in eliminating this risk, particularly as counterparties operating in emerging market countries frequently lack the substance or financial resources of those in developed countries. There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise with respect to securities held by or to be transferred to a Fund.
Investor information.  A Fund may encounter problems assessing investment opportunities in certain emerging market securities markets in light of limitations on available information and different accounting, auditing and financial reporting standards. In such circumstances, the Manager will seek alternative sources of information, and to the extent it may not be satisfied with the sufficiency of the information obtained with respect to a particular market or security, a Fund will not invest in such market or security.
Taxation.  Taxation of dividends received, and net capital gains realized, by non-residents on securities issued in emerging market countries varies among those countries, and, in some cases, the applicable tax rate is comparatively high. In addition, emerging market countries typically have less well-defined tax laws and procedures than developed countries, and such laws and procedures may permit retroactive taxation, so that a Fund could in the future become subject to local tax liability that it had not reasonably anticipated in conducting its investment activities or valuing its assets.
Litigation.  A Fund and its shareholders may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies.
Fraudulent securities.  Securities purchased by a Fund may subsequently be found to be fraudulent or counterfeit, resulting in a loss to the Fund.
Risks of Investing in Frontier Emerging Market Countries. Frontier emerging market countries are countries that have smaller economies or less developed capital markets than traditional emerging markets.  Frontier emerging market countries tend to have relatively low gross national product per capita compared to the larger traditionally-recognized emerging markets. The frontier emerging market countries include the least developed countries even by emerging markets standards.  The risks of investments in frontier emerging market countries include all the risks described above for investment in foreign securities and emerging markets, although these risks are magnified in the case of frontier emerging market countries.

 Fund of Funds Structure.  Section 12(d)(1)(A) of the 1940 Act, in relevant part, prohibits a registered investment company from acquiring shares of an investment company if after such acquisition the securities represent more than 3% of the total outstanding voting stock of the acquired company, more than 5% of the total assets of the acquiring company, or, together with the securities of any other investment companies, more than 10% of the total assets of the acquiring company except in reliance on certain exceptions contained in the 1940 Act and the rules and regulations thereunder.  Pursuant to an exemptive order from the SEC, each Fund is permitted to invest in both affiliated and unaffiliated investment companies, including ETFs (“underlying funds”) in excess of the limits in Section 12 of the 1940 Act subject to the terms and conditions of such order.  Even in the absence of an exemptive order, a Fund may exceed these limits when investing in shares of an ETF, subject to the terms and conditions of an exemptive order from the SEC obtained by the ETF that permits an investing fund, such as a Fund, to invest in the ETF in excess of the limits described above.
The Manager may be deemed to have a conflict of interest when determining whether to invest or maintain a Fund’s assets in affiliated underlying funds.  The Manager would seek to mitigate this conflict of interest, however, by undertaking to waive a portion of a Fund’s advisory fee equal to the advisory fee it receives from affiliated underlying funds on the Fund’s assets invested in those affiliated underlying funds.  The Manager and its affiliates may derive indirect benefits such as increased assets under management from investing Fund assets in an affiliated underlying fund, which benefits would not be present if investments were made in unaffiliated underlying funds.  In addition, although the Manager will waive a portion of a Fund’s advisory fee (as previously described), the Fund will indirectly bear its pro rata share of an affiliated underlying fund’s other fees and expenses, and such fees and expenses may be paid to the Manager or its affiliates or a third party.
Futures Contracts, Options on Futures Contracts, Options on Securities and Indices, Forward Currency Contracts, Options on Foreign Currencies, and Swap Agreements (collectively, “Financial Instruments”). Financial Instruments are instruments whose value is dependent upon the value of an underlying asset or assets, which may include stocks, bonds, commodities, interest rates, currency exchange rates, or related indices.  As described below, Financial Instruments may be used for "hedging" purposes, meaning that they may be used in an effort to offset a decline in value in a Fund's other investments, which could result from changes in interest rates, market prices, currency fluctuations, or other market factors.  Financial Instruments may also be used for non-hedging purposes in an effort to implement a cash management strategy, to enhance income or gain, to manage or adjust the risk profile of a Fund or the risk of individual positions, to gain exposure more efficiently than through a direct purchase of the underlying security, or to gain exposure to securities, markets, sectors or geographical areas.
The Dodd-Frank Act requires the SEC and the Commodity Futures Trading Commission (“CFTC”) to establish new regulations with respect to derivatives defined as security-based swaps (e.g., derivatives based on an equity or a narrowly based equity index) and swaps (e.g., derivatives based on a broad-based index or commodity), respectively, and the markets in which these instruments trade. In addition, it subjected all security-based swaps and swaps to SEC and CFTC jurisdiction, respectively.
Futures Contracts and Options on Futures Contracts. A Fund may purchase and sell futures contracts (sometimes referred to as “futures”) and options thereon for hedging purposes (i.e., to attempt to offset against changes in the prices of securities or, in the case of foreign currency futures and options thereon, to attempt to offset against changes in prevailing currency exchange rates) or non-hedging purposes.
A “purchase” of a futures contract (or entering into a “long” futures position) entails the buyer’s assumption of a contractual obligation to take delivery of the instrument underlying the contract at a specified price at a specified future time. A “sale” of a futures contract (or entering into a “short” futures position) entails the seller’s assumption of a contractual obligation to make delivery of the instrument underlying the contract at a specified price at a specified future time.
The value of a futures contract tends to increase or decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if the Fund had purchased the underlying instrument directly. A Fund may purchase futures contracts to fix what the Manager believes to be a favorable price for securities the Fund intends to purchase. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market for the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the Fund had sold the underlying instrument. A Fund may sell futures contracts to offset a possible decline in the value of its portfolio securities. In addition, a Fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge to attempt to compensate for anticipated differences in volatility between positions a Fund may wish to hedge and the standardized futures contracts available to it, although this may not be successful in all cases.  Further, a loss incurred on a particular transaction being used as a hedge does not mean that it failed to achieve its objective, if the goal was to prevent a worse loss that may have resulted had a particular securities or cash market investment suffered a substantial loss and there were no offsetting hedge.
Certain futures, including index futures and futures not calling for the physical delivery or acquisition of the instrument underlying the contract, are settled on a net cash payment basis rather than by the delivery of the underlying instrument.  In addition, although futures contracts by their terms may call for the physical delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is extinguished by being closed out before the expiration of the contract. A futures position is closed out by buying (to close out an earlier sale) or selling (to close out an earlier purchase) an identical futures contract calling for delivery in the same month. This may result in a profit or loss. While futures contracts entered into by a Fund will usually be liquidated in this manner, a Fund may instead make or take delivery of the underlying instrument or utilize the cash settlement process whenever it appears economically advantageous for it to do so.
Because the futures markets may be more liquid than the cash markets, the use of futures contracts permits a Fund to enhance portfolio liquidity and maintain a defensive position without having to sell portfolio securities. For example, (i) futures contracts on single stocks, interest rates and indices (including on narrow-based indices) and options thereon may be used as a maturity or duration management device and/or a device to reduce risk or preserve total return in an adverse environment for the hedged securities, and (ii) foreign currency futures and options thereon may be used as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies that are held or intended to be acquired by a Fund.

For purposes of managing cash flow, a Fund may use futures and options thereon to increase its exposure to the performance of a recognized securities index.
With respect to currency futures, a Fund may sell a currency futures contract or a call option thereon, or may purchase a put option on a currency futures contract, if the Manager anticipates that exchange rates for a particular currency will fall. Such a transaction will be used as a hedge (or, in the case of a sale of a call option, a partial hedge) against a decrease in the value of portfolio securities denominated in that currency. If the Manager anticipates that exchange rates for a particular currency will rise, a Fund may purchase a currency futures contract or a call option thereon to protect against an increase in the price of securities that are denominated in that currency and that the Fund intends to purchase. A Fund also may purchase a currency futures contract or a call option thereon for non-hedging purposes when the Manager anticipates that a particular currency will appreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held in the Fund’s investment portfolio.
“Initial Margin” with respect to a futures contract is the amount of assets that must be deposited by a Fund with, or for the benefit of, a futures commission merchant or broker in order to initiate the Fund’s futures positions.  Initial margin is the margin deposit made by a Fund when it enters into a futures contract; it is intended to assure performance of the contract by the Fund. If the value of the Fund’s futures account declines by a specified amount, the Fund will receive a margin call and be required to post assets sufficient to restore the equity in the account to the initial margin level.  (This is sometimes referred to as “variation margin;” technically, variation margin refers to daily payments that a clearing member firm is required to pay to the clearing organization based upon marking to market of the firm’s portfolio.)  However, if favorable price changes in the futures account cause the margin deposit to exceed the required initial margin level, the excess margin may be transferred to the Fund. The futures commission merchant or clearing member firm through which a Fund enters into and clears futures contracts may require a margin deposit in excess of exchange minimum requirements based upon its assessment of a Fund’s creditworthiness.  In computing its NAV, a Fund will mark to market the value of its open futures positions.  A Fund also must make margin deposits with respect to options on futures that it has written (but not with respect to options on futures that it has purchased, if the Fund has paid the required premium in full at the outset). If the futures commission merchant or broker holding the margin deposit or premium goes bankrupt, a Fund could suffer a delay in recovering excess margin or other funds and could ultimately suffer a loss.
Because of the low margin deposits required, futures trading involves an extremely high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the investor. Losses that may arise from certain futures transactions are potentially unlimited, and may exceed initial margin deposits as well as deposits made in response to subsequent margin calls.
A Fund may enter into futures contracts and options thereon that are traded on exchanges regulated by the CFTC or on non-U.S. exchanges. U.S. futures contracts are traded on exchanges that have been designated as “contract markets” by the CFTC; futures transactions must be executed through a futures commission merchant that is a member of the relevant contract market.  Futures executed on regulated futures exchanges have minimal counterparty risk to a Fund because the exchange's clearing organization assumes the position of the counterparty in each transaction.   Thus,

a Fund is exposed to risk only in connection with the clearing organization and not in connection with the original counterparty to the transaction.  However, if a futures customer defaults on a futures contract and the futures commission merchant carrying that customer’s account cannot cover the defaulting customer’s obligations on its futures contracts, the clearing organization may use any or all of the collateral in the futures commission merchant’s customer omnibus account — including the assets of the futures commission merchant’s other customers, such as a Fund — to meet the defaulting customer’s obligations.  This is sometimes referred to as "fellow customer risk."  Trading on non-U.S. exchanges is subject to the legal requirements of the jurisdiction in which the exchange is located and to the rules of such exchange, and may not involve a clearing mechanism and related guarantees. Funds deposited in connection with such trading may also be subject to the bankruptcy laws of such other jurisdiction, which may result in a delay in recovering such funds in a bankruptcy and could ultimately result in a loss.
An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume a short futures position (if the option is a call) or a long futures position (if the option is a put). Upon exercise of the option, the accumulated cash balance in the writer’s futures margin account is delivered to the holder of the option. That balance represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. Options on futures have characteristics and risks similar to those of securities options, as discussed herein.
Although a Fund believes that the use of futures contracts and options may benefit it, if the Manager’s judgment about the general direction of the markets or about interest rate or currency exchange rate trends is incorrect, the Fund’s overall return would be lower than if it had not entered into any such contracts. The prices of futures contracts and options are volatile and are influenced by, among other things, actual and anticipated changes in interest or currency exchange rates, which in turn are affected by fiscal and monetary policies and by national and international political and economic events. At best, the correlation between changes in prices of futures contracts or options and of securities being hedged can be only approximate due to differences between the futures and securities markets or differences between the securities or currencies underlying a Fund’s futures or options position and the securities held by or to be purchased for the Fund. The currency futures or options market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts used for hedging purposes over a short-term period. Such distortions are generally minor and would diminish as the contract approaches maturity.
Under certain circumstances, futures exchanges may limit the amount of fluctuation in the price of a futures contract or option thereon during a single trading day; once the daily limit has been reached, no trades may be made on that day at a price beyond that limit.  Daily limits govern only price movements during a particular trading day, however; they do not limit potential losses.  In fact, a daily limit may increase the risk of loss, because prices can move to the daily limit for several consecutive trading days with little or no trading, thereby preventing liquidation of unfavorable futures and options positions and subjecting traders to substantial losses.  If this were to happen with respect to a position held by a Fund, it could (depending on the size of the position) have an adverse impact on the Fund’s NAV.  In addition, a Fund would continue to be subject to margin calls and might be required to maintain the position being hedged by the futures contract or option thereon or to maintain cash or securities in a segregated account.
Many electronic trading facilities that support futures trading are supported by computer-based component systems for the order, routing, execution, matching, registration or clearing of trades.  A Fund’s ability to recover certain losses may be subject to limits on liability imposed by the system provider, the market, the clearing house or member firms.
Call Options on Securities. A Fund may write (sell) covered call options and purchase call options on securities for hedging purposes (i.e., to attempt to reduce, at least in part, the effect on the Fund’s NAV of price fluctuations of securities held by the Fund) or non-hedging purposes. When writing call options, a Fund writes only “covered” call options. A call option is “covered” if a Fund simultaneously holds an equivalent position in the security underlying the option.  Portfolio securities on which a Fund may write and purchase call options are purchased solely on the basis of investment considerations consistent with the Fund’s investment objective.
When a Fund writes a call option, it is obligated to sell a security to a purchaser at a specified price at any time until a certain date if the purchaser decides to exercise the option. A Fund will receive a premium for writing a call option. So long as the obligation of the call option continues, a Fund may be assigned an exercise notice, requiring it to deliver the underlying security against payment of the exercise price. A Fund may be obligated to deliver securities underlying an option at less than the market price.
The writing of covered call options is a conservative investment technique that is believed to involve relatively little risk (in contrast to the writing of “naked” or uncovered call options, which the Funds will not do), but is capable of enhancing a Fund’s total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but retains the risk of loss should the price of the security decline.
If a call option that a Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium; however, that gain may be offset by a decline in the market value of the underlying security during the option period. If a call option that a Fund has written is exercised, the Fund will realize a gain or loss from the sale of the underlying security.
When a Fund purchases a call option, it pays a premium to the writer for the right to purchase a security from the writer for a specified amount at any time until a certain date.  A Fund generally would purchase a call option to offset a previously written call option or to protect itself against an increase in the price of a security it intends to purchase.
Put Options on Securities. A Fund may write (sell) and purchase put options on securities for hedging purposes (i.e., to attempt to reduce, at least in part, the effect on the Fund’s NAV of price fluctuations of securities held by the Fund) or non-hedging purposes. Portfolio securities on which a Fund may write and purchase put options are purchased solely on the basis of investment considerations consistent with the Fund’s investment objective.

When a Fund writes a put option, it is obligated to acquire a security at a certain price at any time until a certain date if the purchaser decides to exercise the option. A Fund will receive a premium for writing a put option. When writing a put option, a Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a put option that a Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium.
When a Fund purchases a put option, it pays a premium to the writer for the right to sell a security to the writer for a specified amount at any time until a certain date. A Fund generally would purchase a put option to protect itself against a decrease in the market value of a security it owns.
Low Exercise Price Options. A Fund may use non-standard warrants, including low exercise price options (“LEPOs”), to gain exposure to issuers in certain countries. These securities are issued by banks and other financial institutions. LEPOs are different from standard warrants in that they do not give their holders the right to receive a security of the issuer upon exercise. Rather, LEPOs pay the holder the difference in price of the underlying security between the date the LEPO was purchased and the date it is sold. By purchasing LEPOs, a Fund could incur losses because it would face many of the same types of risks as owning the underlying security directly. Additionally, LEPOs entail the same risks as other over-the-counter derivatives. These include the risk that the counterparty or issuer of the LEPO may be unable or unwilling to make payments or to otherwise honor its obligations, that the parties to the transaction may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. Additionally, while LEPOs may be listed on an exchange, there is no guarantee that a liquid market will exist or that the counterparty or issuer of a LEPO will be willing to repurchase such instrument when a Fund wishes to sell it.

General Information About Options on Securities. The exercise price of an option may be below, equal to, or above the market value of the underlying security at the time the option is written. Options normally have expiration dates between three and nine months from the date written. American-style options are exercisable at any time prior to their expiration date. European-style options are exercisable only immediately prior to their expiration date. The obligation under any option written by a Fund terminates upon expiration of the option or, at an earlier time, when the Fund offsets the option by entering into a “closing purchase transaction” to purchase an option of the same series. If an option is purchased by a Fund and is never exercised or closed out, the Fund will lose the entire amount of the premium paid.
Options are traded both on U.S. national securities exchanges and in the over-the-counter (“OTC”) market. Options also are traded on non-U.S. exchanges. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed; the clearing organization in effect guarantees completion of every exchange-traded option. In contrast, OTC options are contracts between a Fund and a counterparty, with no clearing organization guarantee. Thus, when a Fund sells (or purchases) an OTC option, it generally will be able to “close out” the option prior to its expiration only by entering into a closing transaction with the dealer to whom (or from whom) the Fund originally sold (or purchased) the option. There can be no assurance that a Fund would be able to liquidate an OTC option at any time prior to expiration. Unless a Fund is able to effect a closing purchase transaction in a covered OTC call option it has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or until different cover is substituted. In the event of the counterparty’s insolvency, a Fund may be unable to liquidate its options position and the associated cover. The Manager monitors the creditworthiness of dealers with which a Fund may engage in OTC options transactions.
The premium a Fund receives (or pays) when it writes (or purchases) an option is the amount at which the option is currently traded on the applicable market. The premium may reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the length of the option period, the general supply of and demand for credit, and the interest rate environment. The premium a Fund receives when it writes an option is recorded as a liability on the Fund’s statement of assets and liabilities. This liability is adjusted daily to the option’s current market value.
Closing transactions are effected in order to realize a profit (or minimize a loss) on an outstanding option, to prevent an underlying security from being called, or to permit the sale or the put of the underlying security. Furthermore, effecting a closing transaction permits a Fund to write another call option on the underlying security with a different exercise price or expiration date or both. There is, of course, no assurance that a Fund will be able to effect closing transactions at favorable prices. If a Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold (or purchase a security that it might otherwise not have bought), in which case it would continue to be at market risk on the security.
A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the call or put option. Because increases in the market price of a call option generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset, in whole or in part, by appreciation of the underlying security owned by the Fund; however, the Fund could be in a less advantageous position than if it had not written the call option.
A Fund pays brokerage commissions or spreads in connection with purchasing or writing options, including those used to close out existing positions. From time to time, a Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than deliver the security from its inventory. In those cases, additional brokerage commissions are incurred.
The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities close, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.
Policies and Limitations. The assets used as cover (or segregated) for illiquid OTC options written by a Fund will be considered illiquid and thus subject to the Fund’s 15% limitation on illiquid securities, unless such OTC options are sold to qualified dealers who agree that the Fund may repurchase such OTC options it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an illiquid OTC call option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

Put and Call Options on Securities Indices and Other Financial Indices. A Fund may write (sell) and purchase put and call options on securities indices and other financial indices for hedging or non-hedging purposes. In so doing, a Fund can pursue many of the same objectives it would pursue through the purchase and sale of options on individual securities or other instruments.
Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, options on indices settle by cash settlement; that is, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based is greater than, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option times a specified multiple (multiplier), which determines the total dollar value for each point of such difference. The seller of the option is obligated, in return for the premium received, to make delivery of this amount.
A securities index fluctuates with changes in the market values of the securities included in the index.  The gain or loss on an option on an index depends on price movements in the instruments comprising the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities. The risks of investment in options on indices may be greater than the risks of investment in options on securities.
The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the securities being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Fund will not exactly match the composition of the securities indices on which options are available.
For purposes of managing cash flow, a Fund may purchase put and call options on securities indices to increase its exposure to the performance of a recognized securities index.
Securities index options have characteristics and risks similar to those of securities options, as discussed herein. Certain securities index options are traded in the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded securities index options.
Options on Foreign Currencies. A Fund may write (sell) and purchase covered call and put options on foreign currencies for hedging or non-hedging purposes. A Fund may use options on foreign currencies to protect against decreases in the U.S. dollar value of securities held or increases in the U.S. dollar cost of securities to be acquired by the Fund or to protect the U.S. dollar equivalent of dividends, interest, or other payments on those securities. In addition, a Fund may write and purchase covered call and put options on foreign currencies for non-hedging purposes (e.g., when the Manager anticipates that a foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held in the Fund’s investment portfolio). A Fund may write covered call and put options on any currency in order to realize greater income than would be realized on portfolio securities alone.

Currency options have characteristics and risks similar to those of securities options, as discussed herein. Certain options on foreign currencies are traded on the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options.
Forward Foreign Currency Transactions. A Fund may enter into contracts for the purchase or sale of a specific currency at a future date, which may be any fixed number of days in excess of two days from the date of the contract agreed upon by the parties, at a price set at the time of the contract (“forward currency contracts”) for hedging or non-hedging purposes. A Fund also may engage in foreign currency transactions on a spot basis (i.e., cash transaction that results in actual delivery within two days) at the spot rate prevailing in the foreign currency market.
A Fund may enter into forward currency contracts in an attempt to hedge against changes in prevailing currency exchange rates (i.e., as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies). A Fund may also enter into forward currency contracts to protect against decreases in the U.S. dollar value of securities held or increases in the U.S. dollar cost of securities to be acquired by a Fund or to protect the U.S. dollar equivalent of dividends, interest, or other payments on those securities. In addition, a Fund may enter into forward currency contracts for non-hedging purposes when the Manager anticipates that a foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held in the Fund’s investment portfolio.  The cost to a Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period, and the market conditions then prevailing.
Sellers or purchasers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by purchasing or selling, respectively, an instrument identical to the instrument sold or bought, respectively. Secondary markets generally do not exist for forward currency contracts, however, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, a Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities.
The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.
The Manager believes that the use of foreign currency hedging techniques, including “proxy-hedges,” can provide significant protection of NAV in the event of a general increase or decrease in the value of the U.S. dollar against foreign currencies. For example, the return available from securities denominated in a particular foreign currency would decline if the value of the U.S. dollar increased against that currency. Such a decline could be partially or completely offset by an increase in the value of a hedge involving a forward currency contract to sell that foreign currency or a proxy-hedge involving a forward currency contract to sell a different foreign currency whose behavior is expected to resemble the behavior of the currency in which the securities being hedged are denominated but which is available on more advantageous terms.
However, a hedge or a proxy-hedge cannot protect against exchange rate risks perfectly and, if the Manager is incorrect in its judgment of future exchange rate relationships, a Fund could be in a less advantageous position than if such a hedge had not been established.  If a Fund uses proxy-hedging, it may experience losses on both the currency in which it has invested and the currency used for hedging if the two currencies do not vary with the expected degree of correlation. Using forward currency contracts to protect the value of a Fund’s securities against a decline in the value of a currency does not eliminate fluctuations in the prices of the underlying securities. Because forward currency contracts may not be traded on an exchange, the assets used to cover such contracts may be illiquid. A Fund may experience delays in the settlement of its foreign currency transactions.
Forward currency contracts in which a Fund may engage include foreign exchange forwards. The consummation of a foreign exchange forward requires the actual exchange of the principal amounts of the two currencies in the contract (i.e., settlement on a physical basis).  Because foreign exchange forwards are physically settled through an exchange of currencies, they are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers. A foreign exchange forward generally has no deposit requirement, and no commissions are charged at any stage for trades; foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and the prices at which they are selling various currencies.When a Fund enters into a foreign exchange forward, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.
A Fund may be required to obtain the currency that it must deliver under the foreign exchange forward through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. When a Fund engages in foreign currency transactions for hedging purposes, it will not enter into foreign exchange forwards to sell currency or maintain a net exposure to such contracts if their consummation would obligate the Fund to deliver an amount of foreign currency materially in excess of the value of its portfolio securities or other assets denominated in that currency.
Forward currency contracts in which a Fund may engage also include non-deliverable forwards (“NDFs”). NDFs are cash-settled, short-term forward contracts on foreign currencies (each a “Reference Currency”) that are non-convertible and that may be thinly traded or illiquid.  NDFs involve an obligation to pay an amount (the “Settlement Amount”) equal to the difference between the prevailing market exchange rate for the Reference Currency and the agreed upon exchange rate (the “NDF Rate”), with respect to an agreed notional amount.  NDFs have a fixing date and a settlement (delivery) date.  The fixing date is the date and time at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement

(delivery) date is the date by which the payment of the Settlement Amount is due to the party receiving payment.

Although NDFs are similar to forward exchange forwards, NDFs do not require physical delivery of the Reference Currency on the settlement date. Rather, on the settlement date, the only transfer between the counterparties is the monetary settlement amount representing the difference between the NDF Rate and the prevailing market exchange rate. NDFs typically may have terms from one month up to two years and are settled in U.S. dollars.

NDFs are subject to many of the risks associated with derivatives in general and forward currency transactions, including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations.  Although NDFs have historically been traded OTC, in the future, pursuant to the Dodd-Frank Act, they may be exchange-traded.  Under such circumstances, they may be centrally cleared and a secondary market for them will exist.  With respect to NDFs that are centrally-cleared, an investor could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if the clearing organization breaches its obligations under the NDF, becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor.  Even if some NDFs remain traded OTC, they will be subject to margin requirements for uncleared swaps and counterparty risk common to other swaps, as discussed below.

A Fund may purchase securities of an issuer domiciled in a country other than the country in whose currency the securities are denominated.
Swap Agreements.  A Fund may enter into swap agreements to manage or gain exposure to particular types of investments (including commodities, equity securities, interest rates or indices of equity securities in which the Fund otherwise could not invest efficiently).
Swap agreements historically have been individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Swap agreements are two party contracts entered into primarily by institutional investors. Swap agreements can vary in term like other fixed-income investments. Most swap agreements are currently traded over-the-counter. In a standard “swap” transaction, two parties agree to exchange one or more payments based, for example, on the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments (such as securities, indices, or other financial or economic interests). The gross payments to be exchanged (or “swapped”) between the parties are calculated with respect to a notional amount, which is the predetermined dollar principal of the trade representing the hypothetical underlying quantity upon which payment obligations are computed. If a swap agreement provides for payment in different currencies, the parties may agree to exchange the principal amount. A swap also includes an instrument that is dependent on the occurrence, nonoccurrence or the extent of the occurrence of an event or contingency associated with a potential financial, economic or commercial consequence, such as a credit default swap.

Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield.  Swap agreements are subject to liquidity risk, meaning that a Fund may be unable to sell a swap agreement to a third party at a favorable price.  Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on a Fund’s performance. The risks of swap agreements depend upon a Fund’s ability to terminate its swap agreements or reduce its exposure through offsetting transactions. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments.
Some swaps currently are, and more in the future will be, centrally cleared. Swaps that are centrally cleared are subject to the creditworthiness of the clearing organization involved in the transaction.  For example, an investor could lose margin payments it has deposited with its futures commission merchant as well as the net amount of gains not yet paid by the clearing organization if the clearing organization becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor.
To the extent a swap is not centrally cleared, the use of a swap involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. If a counterparty’s creditworthiness declines, the value of the swap might decline, potentially resulting in losses to a Fund. Changing conditions in a particular market area, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of the counterparty. If a default occurs by the counterparty to such a transaction, a Fund may have contractual remedies pursuant to the agreements related to the transaction.
The swaps market was largely unregulated prior to the enactment of the Dodd-Frank Act on July 21, 2010. It is possible that developments in the swaps market, including the issuance of final implementing regulations under the Dodd-Frank Act, could adversely affect a Fund’s ability to enter into swaps in the OTC market (or require that certain of such instruments be exchange-traded and centrally-cleared), or require that a Fund support those trades with collateral, terminate new or existing swap agreements, or realize amounts to be received under such instruments. As discussed below, regulations have been adopted by the CFTC and banking regulators that will require a Fund to post margin on OTC swaps, and these regulations are currently being phased in and clearing organizations and exchanges will set minimum margin requirements for exchange-traded and cleared swaps. Due to these regulations, a Fund could be required to engage in greater documentation and recordkeeping with respect to swap agreements.
In late October of 2015, the Federal Reserve, the Federal Deposit Insurance Corporation, the Office of the Comptroller of the Currency, the Farm Credit Administration and the Federal Housing Financing Authority issued final rules that will require banks subject to their supervision to post and collect variation and initial margin in respect of their obligations arising under uncleared swap agreements.  The CFTC soon after issued similar rules that would apply to CFTC registered swap dealers and major swap participants that are not banks.  Such rules, which became effective on March

1, 2017, will generally require a Fund to segregate additional assets in order to meet the new variation margin requirements when they enter into uncleared swap agreements.  The European Supervisory Authorities (“ESA”), various national regulators in Europe, the Australian Securities & Investment Commission, the Japanese Financial Services Agency and the Canadian Office of the Superintendent of Financial Institutions adopted rules and regulations that are similar to that of the Federal Reserve.
Separately, the CFTC also provided no-action relief allowing investment advisers for registered investment companies and other institutional investors to apply a minimum transfer amount (“MTA”) of variation margin based upon the separately managed investment account or sleeve (“Sleeve”) that the adviser is responsible for, rather than having to calculate the MTA across all accounts of the investor. This relief is not time limited, and provides that the CFTC staff will not recommend an enforcement action against a swap dealer that does not comply with the MTA requirements in the CFTC’s regulations with respect to one or more swaps with any legal entity that is the owner of more than one Sleeve, subject to the following conditions: (1) any such swaps are entered into with the swap dealer by an asset manager on behalf of a Sleeve owned by the legal entity pursuant to authority granted under an investment management agreement; (2) the swaps of such Sleeve are subject to a master netting agreement that does not permit netting of initial or variation margin obligations across Sleeves of the legal entity that have swaps outstanding with the swap dealer; and (3) the swap dealer applies an MTA no greater than $50,000 to the initial and variation margin collection and posting obligations required of such Sleeve. The banking regulators have not provided similar relief, although swaps dealers subject to a banking regulator are expected to act in a manner consistent with the relief provided by the CFTC.
Swap agreements can take many different forms and are known by a variety of names including, but not limited to, interest rate swaps, mortgage swaps, total return swaps, inflation swaps, asset swaps (where parties exchange assets, typically a debt security), currency swaps, equity swaps, credit default swaps, commodity-linked swaps, and contracts for differences. A Fund may also write (sell) and purchase options on swaps (swaptions).

Interest Rate Swaps, Mortgage Swaps, and Interest Rate “Caps,” “Floors,” and “Collars.” In a typical interest rate swap agreement, one party agrees to make regular payments equal to a floating rate on a specified amount in exchange for payments equal to a fixed rate, or a different floating rate, on the same amount for a specified period. Mortgage swap agreements are similar to interest rate swap agreements, except the notional principal amount is tied to a reference pool of mortgages or index of mortgages.  In an interest rate cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. For example, the purchaser of an interest rate cap has the right to receive payments to the extent a specified interest rate exceeds an agreed level; the purchaser of an interest rate floor has the right to receive payments to the extent a specified interest rate falls below an agreed level. An interest rate collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed range.

Among other techniques, a Fund may use interest rate swaps to offset declines in the value of fixed income securities held by the Fund.  In such an instance, a Fund may agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty to pay a floating rate multiplied by the same notional amount. If long-term interest rates rise, resulting in a diminution in the value of a Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction. A Fund may also enter into constant maturity swaps, which are a variation of the typical interest rate swap. Constant maturity swaps are exposed to changes in long-term interest rate movements.

Total Return Swaps.  A Fund may enter into total return swaps (“TRS”) to obtain exposure to a security or market without owning or taking physical custody of such security or market.  A Fund may be either a total return receiver or a total return payer. Generally, the total return payer sells to the total return receiver an amount equal to all cash flows and price appreciation on a defined security or asset payable at periodic times during the swap term (i.e., credit risk) in return for a periodic payment from the total return receiver based on a designated index (e.g., the London Interbank Offered Rate, known as LIBOR) and spread, plus the amount of any price depreciation on the reference security or asset. The total return payer does not need to own the underlying security or asset to enter into a total return swap. The final payment at the end of the swap term includes final settlement of the current market price of the underlying reference security or asset, and payment by the applicable party for any appreciation or depreciation in value. Usually, collateral must be posted by the total return receiver to secure the periodic interest-based and market price depreciation payments depending on the credit quality of the underlying reference security and creditworthiness of the total return receiver, and the collateral amount is marked-to-market daily equal to the market price of the underlying reference security or asset between periodic payment dates.

TRS may effectively add leverage to a Fund’s portfolio because, in addition to its net assets, the Fund would be subject to investment exposure on the notional amount of the swap.  If a Fund is the total return receiver in a TRS, then the credit risk for an underlying asset is transferred to the Fund in exchange for its receipt of the return (appreciation) on that asset. If a Fund is the total return payer, it is hedging the downside risk of an underlying asset but it is obligated to pay the amount of any appreciation on that asset.

Inflation Swaps. In an inflation swap, one party agrees to pay the cumulative percentage increase in a price index, such as the Consumer Price Index, over the term of the swap (with some lag on the referenced inflation index) and the other party agrees to pay a compounded fixed rate. Inflation swaps may be used to protect a Fund’s NAV against an unexpected change in the rate of inflation measured by an inflation index.

Currency Swaps.  A currency swap involves the exchange by a Fund and another party of the cash flows on a notional amount of two or more currencies based on the relative value differential among them, such as exchanging a right to receive a payment in foreign currency for the right to receive U.S. dollars. A Fund may enter into currency swaps (where the parties exchange their respective rights to make or receive payments in specified currencies). Currency swap agreements may be entered into on a net basis or may involve the delivery of the entire principal value of one designated currency in exchange for the entire principal value of another designated currency. In such cases, the entire principal value of a currency swap is subject to the risk that the counterparty will default on its contractual delivery obligations.

Equity Swaps. Equity swaps are contracts that allow one party to exchange the returns, including any dividend income, on an equity security or group of equity securities for another payment stream.  Under an equity swap, payments may be made at the conclusion of the equity swap or periodically during its term.  An equity swap may be used to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous.   Furthermore, equity swaps may be illiquid and a Fund may be unable to terminate its obligations when desired.  In addition, the value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates.

Credit Default Swaps. In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return, the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets or index of assets, each known as the reference entity or underlying asset. A Fund may act as either the buyer or the seller of a credit default swap. A Fund may buy or sell credit default protection on a basket of issuers or assets, even if a number of the underlying assets referenced in the basket are lower-quality debt securities. In an unhedged credit default swap, a Fund buys credit default protection on a single issuer or asset, a basket of issuers or assets or index of assets without owning the underlying asset or debt issued by the reference entity. Credit default swaps involve greater and different risks than investing directly in the referenced asset, because, in addition to market risk, credit default swaps include liquidity, counterparty and operational risk.

Credit default swaps allow a Fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. If a Fund is the credit default protection seller, the Fund will experience a loss if a credit event occurs and the credit of the reference entity or underlying asset has deteriorated. If a Fund is the credit default protection buyer, the Fund will be required to pay premiums to the credit default protection seller. In the case of a physically settled credit default swap in which a Fund is the protection seller, the Fund must be prepared to pay par for and take possession of debt of a defaulted issuer delivered to the Fund by the credit default protection buyer. Any loss would be offset by the premium payments a Fund receives as the seller of credit default protection.  If a Fund sells (writes) a credit default swap, it currently intends to segregate the full notional value of the swap, except if the Fund sells a credit default swap on an index with certain characteristics (i.e., on a broad based index and cash settled) where the Manager believes segregating only the amount out of the money more appropriately represents the Fund’s exposure.

Commodity-Linked Swaps.  Commodity-linked swaps are two party contracts in which the parties agree to exchange the return or interest rate on one instrument for the return of a particular commodity, commodity index or commodity futures or options contract. The payment streams are calculated by reference to an agreed upon notional amount. A one-period swap contract operates in a manner similar to a forward or futures contract because there is an agreement to swap a commodity for cash at only one forward date. A Fund may engage in swap transactions that have more than one period and therefore more than one exchange of payments. A Fund may invest in total return commodity swaps to gain exposure to the overall commodity markets. In a total return commodity swap, a Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If a commodity swap is for one period, a Fund will pay a fixed fee, established at the outset of the swap.  However, if the term of a commodity swap is more than one period, with interim swap payments, a Fund will pay an adjustable or floating fee. With “floating” rate, the fee is pegged to a base rate such as LIBOR, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a Fund may be required to pay a higher fee at each swap reset date.

Contracts for Differences.  A Fund may purchase contracts for differences (“CFDs”). A CFD is a form of equity swap in which its value is based on the fluctuating value of some underlying instrument (e.g., a single security, stock basket or index). A CFD is a privately negotiated contract between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the nominal value of the underlying instrument at the opening of the contract and that instrument’s value at the end of the contract.  The buyer and seller are both required to post margin, which is adjusted daily, and adverse market movements against the underlying instrument may require the buyer to make additional margin payments.  The buyer will also pay to the seller a financing rate on the notional amount of the capital employed by the seller less the margin deposit. A CFD is usually terminated at the buyer’s initiative.

A CFD can be set up to take either a short or long position on the underlying instrument and enables a Fund to potentially capture movements in the share prices of the underlying instrument without the need to own the underlying instrument. By entering into a CFD transaction, a Fund could incur losses because it would face many of the same types of risks as owning the underlying instrument directly.

As with other types of swap transactions, CFDs also carry counterparty risk, which is the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract, that the parties to the transaction may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. If the counterparty were to do so, the value of the contract, and of a Fund’s shares, may be reduced.

Options on Swaps (Swaptions). A swaption is an option to enter into a swap agreement. The purchaser of a swaption pays a premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.  Depending on the terms of the particular option agreement, a Fund generally will incur a greater degree of risk when it writes a swaption than when it purchases a swaption.  When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised.

Policies and Limitations. In accordance with SEC staff requirements, a Fund will segregate cash or appropriate liquid assets in an amount equal to its obligations under security-based swap agreements.

Combined Transactions.  A Fund may enter into multiple transactions, which may include multiple options transactions, multiple interest rate transactions and any combination of options and interest rate transactions, instead of a single Financial Instrument, as part of a single or combined strategy when, in the judgment of the Manager, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although a Fund will normally enter into combined transactions based on the Manager’s judgment that the combined transactions will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combined transactions will instead increase risk or hinder achievement of the desired portfolio management goal.

Regulatory Limitations on Using Futures, Options on Futures, and Swaps.
The CFTC has adopted regulations that subject registered investment companies and/or their investment advisors to regulation by the CFTC if the registered investment company invests more than a prescribed level of its NAV in commodity futures, options on commodities or commodity futures, swaps, or other financial instruments regulated under the Commodities and Exchange Act, or if the registered investment company is marketed as a vehicle for obtaining exposure to such commodity interests.
As discussed in more detail below, the Advisor has claimed an exclusion from CPO registration pursuant to CFTC Rule 4.5, with respect to all of the Funds.  To remain eligible for this exclusion, a Fund must comply with certain limitations, including limits on trading in commodity interests, and restrictions on the manner in which the Fund markets its commodity interests trading activities. These limitations may restrict a Fund’s ability to pursue its investment strategy, increase the costs of implementing its strategy, increase its expenses and/or adversely affect its total return.
To qualify for the CFTC Rule 4.5 exclusion, a Fund is permitted to engage in unlimited “bona fide hedging” (as defined by the CFTC), but if a Fund uses commodity interests other than for bona fide hedging purposes, the aggregate initial margin and premiums required to establish these positions, determined at the time the most recent position was established, may not exceed 5% of the Fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) or, alternatively, the aggregate net notional value of non-bona fide hedging commodity interest positions, determined at the time the most recent position was established, may not exceed 100% of the Fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). In addition to complying with these de minimis trading limitations, to qualify for the exclusion, a Fund must satisfy a marketing test, which requires, among other things, that a Fund not hold itself out as a vehicle for trading commodity interests.
A Fund may be exposed to commodity interests indirectly in excess of the de minimis trading limitations described above. Such exposure may result from a Fund’s investment in other investment vehicles, such as real estate investment trusts, collateralized loan obligations, collateralized debt obligations and other securitization vehicles that may invest directly in commodity interests. These investment vehicles are referred to collectively as “underlying investment vehicles.” The CFTC treats a fund as a commodity pool whether it invests in commodity interests directly or indirectly through its investments in underlying investment vehicles. The CFTC staff has issued a no-action letter permitting the manager of a fund that invests in such underlying investment vehicles to defer registering as a CPO or claiming the exclusion from the CPO definition until six months from the date on which the CFTC issues additional guidance on the application of the calculation of the de minimis trading limitations in the context of the CPO exemption in CFTC Regulation 4.5 (the "Deadline"). Such guidance is expected to clarify how to calculate compliance with the de minimis trading limitations given a fund's investments in underlying investment vehicles that may cause the fund to be deemed to be indirectly trading commodity interests. The Manager has filed the required notice to claim this no-action relief with respect to each Fund.  In addition, the Manager has claimed an exclusion (under CFTC Regulation 4.5) from the CPO definition with respect to each Fund.  As a result, at this time the Manager is not required to register as a CPO with respect to any Fund and need not generally comply with the regulatory requirements otherwise applicable to a registered CPO.  Prior to the Deadline, however, the Manager will determine with respect to each Fund whether it must operate as a registered CPO or whether it can rely on an exemption or exclusion from the CPO definition. If the Manager determines that it can rely on the exclusion in CFTC Regulation 4.5 with respect to a Fund, then the Manager, in its management of that Fund, will comply with one of the two alternative de minimis trading limitations in that regulation. Complying with the de minimis trading limitations may restrict the Manager's ability to use derivatives as part of a Fund’s investment strategies. Although the Manager believes that it will be able to execute each Fund’s investment strategies within the de minimis trading limitations, a Fund’s performance could be adversely affected. If the Manager determines that it cannot rely on the exclusion in CFTC Regulation 4.5 with respect to a Fund, then the Manager will serve as a registered CPO with respect to that Fund. CPO regulation would increase the regulatory requirements to which a Fund is subject and it is expected that it would increase costs for a Fund.
Pursuant to authority granted under the Dodd-Frank Act, the Treasury Department issued a notice of final determination stating that foreign exchange forwards and foreign exchange swaps, as defined in the Dodd-Frank Act and described above, should not be considered swaps for most purposes.  Thus, foreign exchange forwards and foreign exchange swaps are not deemed to be commodity interests.  Therefore, if the Manager determines that it can rely on the exclusion in CFTC Regulation 4.5 with respect to a Fund, the Fund may enter into foreign exchange forwards and foreign exchange swaps without such transactions counting against the de minimis trading limitations discussed above.  Notwithstanding the Treasury Department determination, foreign exchange forwards and foreign exchange swaps (1) must be reported to swap data repositories, (2) may be subject to business conduct standards, and (3) are subject to antifraud and anti-manipulation proscriptions of swap execution facilities.  In addition, for purposes of determining whether any Fund may be subject to initial margin requirements for uncleared swaps, the average daily aggregate notional amount of a foreign exchange forward or a foreign exchange swap must be included in the calculation of whether such Fund has a “material swaps exposure” as defined in the regulations.

In addition, pursuant to the Dodd-Frank Act and regulations adopted by the CFTC in connection with implementing the Dodd-Frank Act, NDFs are deemed to be commodity interests, including for purposes of amended CFTC Regulation 4.5, and are subject to the full array of regulations under the Dodd-Frank Act.  Therefore, if the Manager determines that it can rely on the exclusion in CFTC Regulation 4.5 with respect to a Fund, the Fund will limit its investment in NDFs as discussed above.

The staff of the CFTC has issued guidance providing that, for purposes of determining compliance with CFTC Regulation 4.5, and the de minimis trading limitations discussed above, swaps that are centrally-cleared on the same clearing organization may be netted where appropriate, but no such netting is permitted for uncleared swaps.  To the extent some NDFs remain traded OTC and are not centrally-cleared, the absolute notional value of all such transactions, rather than the net notional value, would be counted against the de minimis trading limitations discussed above.

Cover for Financial Instruments.  Transactions using Financial Instruments, other than purchased options, expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covering”) position in securities, currencies or other options, futures contracts, forward contracts, or swaps, or (2) cash and liquid assets held in a segregated account, or designated on its records as segregated, with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding “cover” for Financial Instruments and, if the guidelines so require, segregate the prescribed amount of cash or appropriate liquid assets.
Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Financial Instrument is outstanding, unless they are replaced with other suitable assets. As a result, the segregation of a large percentage of a Fund’s assets could impede Fund management or a Fund’s ability to meet redemption requests or other current obligations. A Fund may be unable to promptly dispose of assets that cover, or are segregated with respect to, an illiquid futures, options, forward, or swap position; this inability may result in a loss to the Fund.
General Risks of Financial Instruments. The primary risks in using Financial Instruments are:  (1) imperfect correlation or no correlation between changes in market value of the securities or currencies held or to be acquired by a Fund and the prices of Financial Instruments; (2) possible lack of a liquid secondary market for Financial Instruments and the resulting inability to close out Financial Instruments when desired; (3) the fact that the skills needed to use Financial Instruments are different from those needed to select a Fund’s securities; (4) the fact that, although use of Financial Instruments for hedging purposes can reduce the risk of loss, they also can reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments; (5) the possible inability of a Fund to purchase or sell a portfolio security at a time that would otherwise be favorable for it to do so, or the possible need for a Fund to sell a portfolio security at a disadvantageous time, due to its need to maintain cover or to segregate securities in connection with its use of Financial Instruments; and (6) when traded on non-U.S. exchanges, Financial Instruments may not be regulated as rigorously as in the United States. There can be no assurance that a Fund’s use of Financial Instruments will be successful.
In addition, Financial Instruments may contain leverage to magnify the exposure to the underlying asset or assets.
A Fund’s use of Financial Instruments may be limited by the provisions of the Code and Treasury Department regulations with which it must comply to continue to qualify as a RIC. See “Additional Tax Information.” Financial Instruments may not be available with respect to some currencies, especially those of so-called emerging market countries.

Policies and Limitations. When hedging, the Manager intends to reduce the risk of imperfect correlation by investing only in Financial Instruments whose behavior is expected to resemble or offset that of a Fund’s underlying securities or currency. The Manager intends to reduce the risk that a Fund will be unable to close out Financial Instruments by entering into such transactions only if the Manager believes there will be an active and liquid secondary market.
Illiquid Securities.  Generally, an illiquid security is any investment that may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid securities may include unregistered or other restricted securities and repurchase agreements maturing in greater than seven days. Illiquid securities may also include commercial paper under section 4(2) of the 1933 Act, and Rule 144A securities (restricted securities that may be traded freely among qualified institutional buyers pursuant to an exemption from the registration requirements of the securities laws); these securities are considered illiquid unless the Manager determines they are liquid. Most such securities held by the Funds are deemed liquid.  Generally, foreign securities freely tradable in their principal market are not considered restricted or illiquid even if they are not registered in the United States. Illiquid securities may be difficult for a Fund to value or dispose of due to the absence of an active trading market. The sale of some illiquid securities by a Fund may be subject to legal restrictions, which could be costly to the Fund.
Policies and Limitations.  For the Funds’ policies and limitations on illiquid securities, see “Investment Policies and Limitations -- Illiquid Securities” above.
Indexed Securities. A Fund may invest in indexed securities whose values are linked to currencies, interest rates, commodities, indices, or other financial indicators, domestic or foreign. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. The value of indexed securities may increase or decrease if the underlying instrument appreciates, and they may have return characteristics similar to direct investment in the underlying instrument. An indexed security may be more volatile than the underlying instrument itself.
Inflation-Indexed Securities. Inflation indexed bonds are fixed income securities whose principal value or coupon (interest payment) is periodically adjusted according to the rate of inflation.  A Fund may invest in inflation indexed securities issued in any country.  Two structures are common. The Treasury Department and some other issuers use a structure that accrues inflation into the principal value of the bond.  Other issuers pay out the index-based accruals as part of a semiannual coupon.
A Fund may invest in Treasury Department inflation-indexed securities, formerly called “U.S. Treasury Inflation Protected Securities” (“U.S. TIPS”), which are backed by the full faith and credit of the U.S. Government.  The periodic adjustment of U.S. TIPS is currently tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is calculated by the Bureau of Labor Statistics (BLS), which is part of the Labor Department. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a non-U.S. government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any non-U.S. inflation index will accurately measure the real rate of inflation in the prices of goods and services. In addition, there can be no assurance that the rate of inflation in a non-U.S. country will be correlated to the rate of inflation in the United States. The three-month lag in calculating the CPI-U for purposes of adjusting the principal value of U.S. TIPS may give rise to risks under certain circumstances.
Interest is calculated on the basis of the current adjusted principal value. The principal value of inflation-indexed securities declines in periods of deflation, but holders at maturity receive no less than par.  However, if a Fund purchases inflation-indexed securities in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the fund may experience a loss if there is a subsequent period of deflation.  If inflation is lower than expected during the period a Fund holds the security, the Fund may earn less on it than on a conventional bond. A Fund may also invest in other inflation-related bonds which may or may not provide a guarantee of principal. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.
Because the coupon rate on inflation-indexed securities is lower than fixed-rate Treasury Department securities, the CPI-U would have to rise at least to the amount of the difference between the coupon rate of the fixed-rate Treasury Department issues and the coupon rate of the inflation-indexed securities, assuming all other factors are equal, in order for such securities to match the performance of the fixed-rate Treasury Department securities.
Inflation-indexed securities are expected to react primarily to changes in the “real” interest rate (i.e., the nominal (or stated) rate less the rate of inflation), while a typical bond reacts to changes in the nominal interest rate. Accordingly, inflation-indexed securities have characteristics of fixed-rate Treasury Department securities having a shorter duration. Changes in market interest rates from causes other than inflation will likely affect the market prices of inflation-indexed securities in the same manner as conventional bonds.
Any increase in the principal value of an inflation-indexed security is taxable in the year the increase occurs, even though its holders do not receive cash representing the increase until the security matures. Because a Fund must distribute substantially all of its net investment income (including non-cash income attributable to those principal value increases) and net realized gains to its shareholders each taxable year to continue to qualify for treatment as a RIC and to minimize or avoid payment of federal income and excise taxes, a Fund may have to dispose of other investments under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy its distribution requirements.
The Treasury Department began issuing inflation-indexed bonds in 1997. Certain non-U.S. governments, such as the United Kingdom, Canada and Australia, have a longer history of issuing inflation indexed bonds, and there may be a more liquid market in certain of these countries for these securities.
Investments by Funds of Funds or Other Large Shareholders. A Fund may experience large redemptions or investments due to transactions in Fund shares by funds of funds, other large shareholders, or similarly managed accounts. While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on a Fund’s performance. In the event of such redemptions or investments, a Fund could be required to sell securities or to invest cash at a time when it may not otherwise desire to do so. Such transactions may increase a Fund’s brokerage and/or other transaction costs and affect the liquidity of a Fund’s portfolio. In addition, when funds of funds or other investors own a substantial portion of a Fund’s shares, a large redemption by such an investor could cause actual expenses to increase, or could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Redemptions of Fund shares could also accelerate a Fund’s realization of capital gains (which would be taxable to its shareholders when distributed to them) if sales of securities needed to fund the redemptions result in net capital gains. The impact of these transactions is likely to be greater when a fund of funds or other significant investor purchases, redeems, or owns a substantial portion of a Fund’s shares. A high volume of redemption requests can impact a Fund the same way as the transactions of a single shareholder with substantial investments.

Investing in the Greater China Region. Investing in the Greater China region, consisting of Hong Kong, China and Taiwan, among other locations, involves a high degree of risk and special considerations not typically associated with investing in more established economies or securities markets. Such risks may include: (a) social, economic and political uncertainty (including the risk of armed conflict); (b) the risk of nationalization or expropriation of assets or confiscatory taxation; (c) dependency on exports and the corresponding importance of international trade; (d) increasing competition from Asia’s low-cost emerging economies; (e) greater price volatility and significantly smaller market capitalization of securities markets; (f) substantially less liquidity, particularly of certain share classes of mainland China-listed securities; (g) currency exchange rate fluctuations and the lack of available currency hedging instruments; (h) higher rates of inflation; (i) controls on foreign investment and limitations on repatriation of invested capital and on a Fund’s ability to exchange local currencies for U.S. dollars; (j) greater governmental involvement in and control over the economy; (k) uncertainty regarding the Chinese government’s commitment to economic reforms; (l) the fact that some Chinese companies may be smaller, less seasoned and newly-organized companies; (m) the differences in, or lack of, auditing and financial reporting standards which may result in unavailability of material information about issuers; (n) the fact that statistical information regarding the economy of the Greater China region may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (o) less extensive, and still developing, legal systems and regulatory frameworks regarding the securities markets, business entities and commercial transactions; (p) the fact that the settlement period of securities transactions in foreign markets may be longer; (q) the fact that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries; (r) the rapid and erratic nature of growth, particularly in mainland China, resulting in inefficiencies and dislocations; (s) economies characterized by over-extension of credit and rising unemployment; and (t) the risk that, because of the degree of interconnectivity between the economies and financial markets of mainland China, Hong Kong and Taiwan, any sizable reduction in the demand for goods, or an economic downturn, could negatively affect the surrounding economies and financial markets, as well.

Mainland China is dominated by the one-party rule of the Communist Party. Investments in China involve the risk of greater control over the economy, political and legal uncertainties and currency fluctuations or blockage. The Chinese government exercises significant control over economic growth through the allocation of resources, controlling payment of foreign currency denominated obligations, setting monetary policy, and providing preferential treatment to particular industries or companies. For over three decades, the Chinese government has been reforming economic and market practices and providing a larger sphere for private ownership of property. While currently contributing to growth and prosperity, the government may decide not to continue to support these economic reform programs and could possibly return to the completely centrally planned economy that existed prior to 1978.

As with all transition economies, mainland China’s ability to develop and sustain a credible legal, regulatory, monetary, and socioeconomic system could influence the course of outside investment. The real estate market, once rapidly growing in major cities, has slowed down since the imposition of tighter government controls. Additionally, local government debt is still very high, and local governments have few viable means to raise revenue, especially with the fall in demand for housing in certain areas. Moreover, although the government has tried to restructure its economy towards consumption, it remains somewhat dependent on exports and is therefore susceptible to downturns abroad which may weaken demand for its exports and reduce foreign investments in the country. In particular, the economy faces the prospect of prolonged weakness in demand for exports as its major trading partners, such as the U.S., Japan, and Europe, continue to experience economic uncertainty stemming from the global financial crisis and European crisis, among other things. Over the long term, China’s aging infrastructure, worsening environmental conditions, rapid and inequitable urbanization, and quickly widening urban and rural income gap, which all carry political and economic implications, are among the country’s major challenges. In addition, China continues to exercise some control over the value of its currency, rather than allowing the value of the currency to be determined entirely by market forces. This type of currency regime may experience sudden and significant currency adjustments, which may adversely impact investment returns.

The willingness and ability of the mainland Chinese government to support the Greater China region markets is uncertain. Taiwan and Hong Kong do not exercise the same level of control over their economies as mainland China does, but changes to their political and economic relationships with mainland China could adversely impact investments in Taiwan and Hong Kong. An investment in the Fund involves risk of a total loss. The political reunification of mainland China and Taiwan is a highly problematic issue and is unlikely to be settled in the near future. This situation poses a threat to Taiwan’s economy and could negatively affect its stock market. Hong Kong is closely tied to mainland China, economically and through its 1997 designation as a Special Administrative Region. The Chinese government has committed by treaty to preserve Hong Kong’s autonomy and its economic, political and social freedoms until 2047. However, if the Chinese government exerts its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance. Hong Kong’s success depends, in large part, on its ability to retain the legal, financial, and monetary systems that allow economic freedom and market expansion.

The Greater China region has historically been prone to natural disasters such as earthquakes, droughts, floods and tsunamis and is economically sensitive to environmental events. Any such event could cause a significant impact on the economy of, or investments in, the Greater China region.

Japanese Investments. A Fund may invest in foreign securities, including securities of Japanese issuers. The performance of a Fund may therefore be affected by events influencing Japan’s economy and the exchange rate between the Japanese yen and the U.S. dollar, generally. Japan’s economy fell into a long recession in the 1990s. Japan’s economic growth rate has generally remained low in the 2000s and thereafter. At present, Japan’s economy fell may be recovering from this long recession, although, the long-term outlook remains uncertain and the economic growth rate could remain low in the future. This economic recession was likely compounded by Japan’s massive government debt, the aging and shrinking of the population, low domestic consumption, and certain corporate structural weaknesses, which remain some of the major long-term problems of the Japanese economy.

International trade is important to Japan’s economy and Japan’s economic growth is significantly driven by its exports. Japan also heavily depends on large imports of fuels, raw materials and agricultural products. Domestic or foreign trade sanctions or other protectionist measures could harm Japan’s economy. Currency fluctuations, which have been significant at times, also have considerable impacts on exports in particular, and overall Japanese economy. In addition, Japan is particularly susceptible to slowing economic growth in China, Japan’s second largest export market. Japan’s economic prospects may also be affected by the political and military situations of its near neighbors, notably North and South Korea, China, and Russia.

Natural disasters, such as earthquakes, tsunamis, typhoons and volcanic eruptions, could occur in Japan, which may have a significant impact on the business operations of Japanese companies in the affected regions and Japan’s economy.

Leverage.  A Fund may engage in transactions that have the effect of leverage.  Although leverage creates an opportunity for increased total return, it also can create special risk considerations. For example, leverage from borrowing may amplify changes in a Fund’s NAV. Although the principal of such borrowings will be fixed, a Fund’s assets may change in value during the time the borrowing is outstanding. Leverage from borrowing creates interest expenses for a Fund. To the extent the income derived from securities purchased with borrowed funds is sufficient to cover the cost of leveraging, the net income of a Fund will be greater than it would be if leverage were not used. Conversely, to the extent the income derived from securities purchased with borrowed funds is not sufficient to cover the cost of leveraging, the net income of a Fund will be less than it would be if leverage were not used and, therefore, the amount (if any) available for distribution to the Fund’s shareholders as dividends will be reduced. Reverse repurchase agreements, securities lending transactions, when issued and delayed-delivery transactions, certain Financial Instruments (as defined above), and short sales, among others, may create leverage.
Policies and Limitations.  For the Funds’ policies and limitations on borrowing, see “Investment Policies and Limitations -- Borrowing” above. In addition, each Fund may borrow to purchase securities needed to close out short sales entered into for hedging purposes and to facilitate other hedging transactions.
Each of Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Integrated Large Cap Fund, Neuberger Berman International Equity Fund, Neuberger Berman International

Select Fund, and Neuberger Berman International Small Cap Fund may make investments while borrowings are outstanding.
LIBOR Rate Risk. Many debt securities, derivatives and other financial instruments, including some of the Funds’ investments, utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. However, concerns have arisen regarding LIBOR’s viability as a benchmark, due to manipulation allegations dating from about 2012 and, subsequently, reduced activity in the financial markets that it measures. In 2017, the UK Financial Conduct Authority announced that after 2021 it would cease its active encouragement of UK banks to provide the quotations needed to sustain LIBOR. Thus, there is a risk that LIBOR may cease to be published after that time or, possibly, before.
Also in 2017, the Alternative Reference Rates Committee, a group of large US banks working with the Federal Reserve, announced its selection of a new Secured Overnight Funding Rate (“SOFR”), which is a broad measure of the cost of overnight borrowings secured by Treasury Department securities, as an appropriate replacement for LIBOR. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate (“SONIA”) in England.
The Federal Reserve Bank of New York began publishing SOFR in April, 2018, with the expectation that it could be used on a voluntary basis in new instruments and for new transactions under existing instruments. However, SOFR is fundamentally different from LIBOR. It is a secured, nearly risk-free rate, while LIBOR is an unsecured rate that includes an element of bank credit risk. Also, SOFR is strictly an overnight rate, while LIBOR historically has been published for various maturities, ranging from overnight to one year. Thus, LIBOR may be expected to be higher than SOFR, and the spread between the two is likely to widen in times of market stress.
Various financial industry groups have begun planning for the transition from LIBOR to SOFR or another new benchmark, but there are obstacles to converting certain longer term securities and transactions. Transition planning is at a relatively early stage, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that currently rely on the LIBOR to determine interest rates. It also could lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.
Master Limited Partnerships. Master limited partnerships (“MLPs”) are limited partnerships (or similar entities, such as limited liability companies) in which the ownership units (e.g., limited partnership interests) are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the OTC market. Many MLPs operate in oil and gas related businesses, including energy processing and distribution.  Many MLPs are pass-through entities that generally are taxed at the unitholder level and are not subject to federal or state income tax at the entity level. Annual income, gains, losses, deductions and credits of such an MLP pass through directly to its unitholders. Distributions from an MLP may consist in part of a return of capital. Generally, an MLP is operated under the supervision of one or more general partners. Limited partners are not involved in the day-to-day management of an MLP.
Investing in MLPs involves certain risks related to investing in their underlying assets and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.
The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is different than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. For example, although unitholders of an MLP are generally limited in their liability, similar to a corporation’s shareholders, creditors typically have the right to seek the return of distributions made to unitholders if the liability in question arose before the distributions were paid. This liability may stay attached to a unitholder even after it sells its units.
Policies and Limitations. Under certain circumstances, an MLP could be deemed an investment company. If that occurred, a Fund’s investment in the MLP’s securities would be limited by the 1940 Act. See “Securities of Other Investment Companies.”
Mortgage-Backed Securities.  Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of mortgage loans. Those securities may be guaranteed by a U.S. Government agency or instrumentality (such as by Ginnie Mae); issued and guaranteed by a government-sponsored stockholder-owned corporation, though not backed by the full faith and credit of the United States (such as by Fannie Mae or Freddie Mac (collectively, the “GSEs”), and described in greater detail below); or issued by fully private issuers. Private issuers are generally originators of and investors in mortgage loans and include savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Private mortgage-backed securities may be backed by U.S. Government agency supported mortgage loans or some form of non-governmental credit enhancement.
Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned by stockholders. It is subject to general regulation by the Federal Housing Finance Authority (“FHFA”). Fannie Mae purchases residential mortgages from a list of approved seller/servicers that include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Fannie Mae guarantees the timely payment of principal and interest on pass-through securities that it issues, but those securities are not backed by the full faith and credit of the U.S. Government.

Freddie Mac is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned by stockholders. Freddie Mac issues Participation Certificates (“PCs”), which represent interests in mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal on the PCs it issues, but those PCs are not backed by the full faith and credit of the U.S. Government.
The Treasury Department has historically had the authority to purchase obligations of Fannie Mae and Freddie Mac. However, in 2008, due to capitalization concerns, Congress provided the Treasury Department with additional authority to lend the GSEs emergency funds and to purchase their stock. In September 2008, those capital concerns led the Treasury Department and the FHFA to announce that the GSEs had been placed in conservatorship.
Since that time, the GSEs have received significant capital support through Treasury Department preferred stock purchases as well as Treasury Department and Federal Reserve purchases of their mortgage backed securities (“MBS”). While the MBS purchase programs ended in 2010, the Treasury Department announced in December 2009 that it would continue its support for the entities’ capital as necessary to prevent a negative net worth. However, no assurance can be given that the Federal Reserve, Treasury Department, or FHFA initiatives will ensure that the GSEs will remain successful in meeting their obligations with respect to the debt and MBS they issue into the future.
In 2012, the FHFA initiated a strategic plan to develop a program related to credit risk transfers intended to reduce Fannie Mae’s and Freddie Mac’s overall risk through the creation of credit risk transfer assets (“CRTs”). CRTs come in two primary series: Structured Agency Credit Risk (“STACRs”) for Freddie Mac and Connecticut Avenue Securities (“CAS”) for Fannie Mae, although other series may be developed in the future. CRTs are typically structured as unsecured general obligations of either entities guaranteed by a government-sponsored stockholder-owned corporation, though not backed by the full faith and credit of the United States (such as by Fannie Mae or Freddie Mac (collectively, the “GSEs”) or special purpose entities), and their cash flows are based on the performance of a pool of reference loans.  Unlike traditional residential MBS securities, bond payments typically do not come directly from the underlying mortgages.  Instead, the GSEs either make the payments to CRT investors, or the GSEs make certain payments to the special purpose entities and the special purpose entities make payments to the investors.  In certain structures, the special purpose entities make payments to the GSEs upon the occurrence of credit events with respect to the underlying mortgages, and the obligation of the special purpose entity to make such payments to the GSE is senior to the obligation of the special purpose entity to make payments to the CRT investors.   CRTs are typically floating rate securities and may have multiple tranches with losses first allocated to the most junior or subordinate tranche.  This structure results in increased sensitivity to dramatic housing downturns, especially for the subordinate tranches. Many CRTs also have collateral performance triggers (e.g., based on credit enhancement, delinquencies or defaults, etc.) that could shut off principal payments to subordinate tranches. Generally, GSEs have the ability to call all of the CRT tranches at par in 10 years.

In addition, the future of the GSEs is in serious question as the U.S. Government is considering multiple options, ranging on a spectrum from significant reform, nationalization, privatization, consolidation, or abolishment of the entities. Congress is considering several pieces of legislation that would reform the GSEs, proposing to address their structure, mission, portfolio limits, and guarantee fees, among other issues.

The FHFA and the Treasury Department (through its agreement to purchase GSE preferred stock) have imposed strict limits on the size of GSEs’ mortgage portfolios. In August 2012, the Treasury Department amended its preferred stock purchase agreements to provide that the GSEs’ portfolios will be wound down at an annual rate of 15 percent (up from the previously agreed annual rate of 10 percent), requiring the GSEs to reach the $250 billion target by December 31, 2018.  In 2017, Fannie Mae and Freddie Mac reduced their mortgage portfolios appropriately and, as a result, each met the December 31, 2017 portfolio targets of $288 billion. Fannie Mae and Freddie Mac are also now below the $250 billion cap for year-end 2018.

Natural Disasters and Adverse Weather Conditions. Certain areas of the world historically have been prone to major natural disasters, such as hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, and have been economically sensitive to environmental events. Such disasters, and the resulting damage, could have a severe and negative impact on a Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which a Fund invests to conduct their businesses in the manner normally conducted. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.
Operational and Cybersecurity Risk.  With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Funds and their service providers, and your ability to transact with the Funds, may be negatively impacted due to operational matters arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. A cybersecurity incident may refer to intentional or unintentional events that allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause a Fund or Fund service providers (including, but not limited to, the Funds’ manager, distributor, fund accountants, custodian, transfer agent, sub-advisers (if applicable), and financial intermediaries), as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. A cybersecurity incident could, among other things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs.  Any of these results could have a substantial adverse impact on the Funds and their shareholders. For example, if a cybersecurity incident results in a denial of service, Fund shareholders could lose access to their electronic accounts and be unable to buy or sell Fund shares for an unknown period of time, and employees could be unable to access electronic systems to perform critical duties for the Funds, such as trading, net asset value (“NAV”) calculation, shareholder accounting or fulfillment of Fund share purchases and redemptions.
A Fund’s service providers may also be negatively impacted due to operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties. In particular, these errors or failures as well as other technological issues may adversely affect the Funds’ ability to calculate their net asset values in a timely manner, including over a potentially extended period.
The occurrence of an operational or cybersecurity incident could result in regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, or financial loss of a significant magnitude and could result in allegations that the Fund or Fund service provider violated privacy and other laws. Similar adverse consequences could result from incidents affecting issuers of securities in which a Fund invests, counterparties with which a Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions and other parties. Although the Funds and their Manager endeavor to determine that service providers have established risk management systems that seek to reduce these operational and cybersecurity risks, and business continuity plans in the event there is an incident, there are inherent limitations in these systems and plans, including the possibility that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. Furthermore, the Funds do not control the operational and cybersecurity systems and plans of the issuers of securities in which the Funds invest or the Funds’ third party service providers or trading counterparties or any other service providers whose operations may affect a Fund or its shareholders.
Preferred Stock. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are generally more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities.
Private Companies and Pre-IPO Investments.  Investments in private companies, including companies that have not yet issued securities publicly in an IPO (“Pre-IPO shares”) involve greater risks than investments in securities of companies that have traded publicly on an exchange for extended periods of time. Investments in these companies are generally less liquid than investments in securities issued by public companies and may be difficult for a Fund to value.  Compared to public companies, private companies may have a more limited management group and limited operating histories with narrower, less established product lines and smaller market shares, which may cause them to be more vulnerable to competitors’ actions, market conditions and consumer sentiment with respect to their products or services, as well as general economic downturns.  In addition, private companies may have limited financial resources and may be unable to meet their obligations.  This could lead to bankruptcy or liquidation of such private company or the dilution or subordination of a Fund’s investment in such private company. Additionally, there is significantly less information available about private companies’ business models, quality of management, earnings growth potential and other criteria used to evaluate their investment prospects and the little public information available about such companies may not be reliable. Because financial reporting obligations for private companies are not as rigorous as public companies, it may be difficult to fully assess the rights and values of certain securities issued by private companies.  A Fund may only have limited access to a private company’s actual financial results and there is no assurance that the information obtained by the Fund is reliable.  Although there is a potential for pre-IPO shares to increase in value if the company does issue shares in an IPO, IPOs are risky and volatile and may cause the value of a Fund’s investment to decrease significantly. Moreover, because securities issued by private companies shares are generally not freely or publicly tradable, a Fund may not have the opportunity to purchase or the ability to sell these shares in the amounts or at the prices the Fund desires. The private companies a Fund may invest in may not ever issue shares in an IPO and a liquid market for their pre-IPO shares may never develop, which may negatively affect the price at which the Fund can sell these shares and make it more difficult to sell these shares, which could also adversely affect the Fund’s liquidity.  Furthermore, these investments may be subject to additional contractual restrictions on resale that would prevent the Fund from selling the company’s securities for a period of time following any IPO.  A Fund’s investment in a private company’s securities will involve investing in restricted securities.  See “Restricted Securities and Rule 144A Securities” for risks related to restricted securities.
Private Investments in Public Equity (PIPEs). A Fund may invest in securities issued in private investments in public equity transactions, commonly referred to as “PIPEs.” A PIPE investment involves the sale of equity securities, or securities convertible into equity securities, in a private placement transaction by an issuer that already has outstanding, publicly traded equity securities of the same class. Shares acquired in PIPEs are commonly sold at a discount to the current market value per share of the issuer’s publicly traded securities.
Securities acquired in PIPEs generally are not registered with the SEC until after a certain period of time from the date the private sale is completed, which may be months and perhaps longer. PIPEs may contain provisions that require the issuer to pay penalties to the holder if the securities are not registered within a specified period. Until the public registration process is completed, securities acquired in PIPEs are restricted and, like investments in other types of restricted securities, may be illiquid. Any number of factors may prevent or delay a proposed registration. Prior to or in the absence of registration, it may be possible for securities acquired in PIPEs to be resold in transactions exempt from registration under the 1933 Act. There is no guarantee, however, that an active trading market for such securities will exist at the time of disposition, and the lack of such a market could hurt the market value of a Fund’s investments. Even if the securities acquired in PIPEs become registered, or a Fund is able to sell the securities through an exempt transaction, a Fund may not be able to sell all the securities it holds on short notice and the sale could impact the market price of the securities.  See “Restricted Securities and Rule 144A Securities” for risks related to restricted securities.
Real Estate-Related Instruments.  A Fund will not invest directly in real estate, but a Fund may invest in securities issued by real estate companies.  Investments in the securities of companies in the real estate industry subject a Fund to the risks associated with the direct ownership of real estate.  These risks include declines in the value of real estate, risks associated with general and local economic conditions, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increase in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitation on rents, changes in neighborhood values and the appeal of properties to tenants, and changes in interest rates. In addition, certain real estate valuations, including residential real estate values, are influenced by market sentiments, which can change rapidly and could result in a sharp downward adjustment from current valuation levels.

Real estate-related instruments include securities of real estate investment trusts (also known as “REITs”), commercial and residential mortgage-backed securities and real estate financings. Such instruments are sensitive to factors such as real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.
REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans, and derives its income primarily from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.
REITs (especially mortgage REITs) are subject to interest rate risk. Rising interest rates may cause REIT investors to demand a higher annual yield, which may, in turn, cause a decline in the market price of the equity securities issued by a REIT. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of a Fund’s REIT investments to decline. During periods when interest rates are declining, mortgages are often refinanced. Refinancing may reduce the yield on investments in mortgage REITs. In addition, because mortgage REITs depend on payment under their mortgage loans and leases to generate cash to make distributions to their shareholders, investments in such REITs may be adversely affected by defaults on such mortgage loans or leases.
REITs are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. Domestic REITs are also subject to the possibility of failing to qualify for tax-free “pass-through” of distributed net income and net realized gains under the Code and failing to maintain exemption from the 1940 Act.
REITs are subject to management fees and other expenses. Therefore, investments in REITs will cause a Fund to bear its proportionate share of the costs of the REITs’ operations. At the same time, a Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in REITs.
Policies and Limitations.  For Neuberger Berman Global Real Estate Fund’s and Neuberger Berman Real Estate Fund’s policies and limitations on real estate-related instruments, see “Investment Policies and Limitations -- Real Estate Equity Securities” above.
Neuberger Berman Global Real Estate Fund defines a real estate company as one that derives at least 50% of its revenue or profits from real estate, or has at least 50% of its assets invested in real estate.
For Neuberger Berman Real Estate Fund, a company is “principally engaged” in the real estate industry if it derives at least 50% of its revenues or profits from the ownership, construction,

management, financing or sale of residential, commercial or industrial real estate.  It is anticipated, although not required, that under normal circumstances a majority of Neuberger Berman Real Estate Fund’s investments will consist of shares of equity REITs.
Recent Market Conditions.  Some countries, including the U.S., are adopting more protectionist trade policies and moving away from the tighter financial industry regulations that followed the 2008 financial crisis.  The U.S. is also said to be considering significant new investments in infrastructure and national defense which, coupled with lower federal tax rates, could lead to sharply increased government borrowing and higher interest rates.  The exact shape of these policies is still being worked out through the political process, but the equity and debt markets may react strongly to expectations, which could increase volatility, especially if the market’s expectations for changes in government policies are not borne out.

High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase or other significant policy changes, whether brought about by U.S. policy makers or by dislocations in world markets. For example, because investors may buy equity securities or other investments with borrowed money, a significant increase in interest rates may cause a decline in the markets for those investments.  Also, regulators have expressed concern that rate increases may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility.

During times of market turmoil, investors tend to look to the safety of securities issued or backed by the Treasury Department, causing the prices of these securities to rise and the yield to decline. Reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide and make it more difficult for borrowers to obtain financing on attractive terms, if at all. Following the 2008 financial crisis, the U.S. federal government and certain foreign central banks acted to calm credit markets and increase confidence in the U.S. and world economies. Changes to U.S. law since the 2008 financial crisis may leave the federal government with fewer tools to address severe market dislocations in the future.

National economies are increasingly interconnected, as are global financial markets, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. A rise in protectionist trade policies, tariff “wars,” changes to some major international trade agreements and the potential for changes to others, could affect international trade and the economies of many nations in ways that cannot necessarily be foreseen at the present time.  Equity markets in the U.S. and China seem very sensitive to the outlook for resolving the current U.S.-China “trade war.”

The impact of the United Kingdom’s vote to leave the European Union (the “EU”), commonly referred to as “Brexit,” is impossible to know for sure at this point. The effect on the economies of the United Kingdom and the EU will likely depend on the nature of the UK’s trade relations with the EU and other major economies following Brexit, which are matters being negotiated. There is a tentative agreement between the UK and the EU setting out the terms of separation which, if approved by the

UK Parliament, would likely mitigate many of the adverse effects of separation.  If the UK separates from the EU without a formal agreement, it could be highly disruptive to the economies of both regions.

Some economists have expressed concern about the potential effects of global climate change on property and security values.  A rise in sea levels, an increase in powerful windstorms and/or a storm-driven increase in flooding could cause coastal properties to lose value or become unmarketable altogether.  Economists warn that, unlike previous declines in the real estate market, properties in affected coastal zones may not ever recover their value.  Large wildfires driven by high winds and prolonged drought may devastate entire communities and may be very costly to any business found to be responsible for the fire. These losses could adversely affect corporate borrowers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax revenues and tourist dollars generated by such properties, and insurers of the property and/or of corporate, municipal or mortgage-backed securities.  Since property and security values are driven largely by buyers’ perceptions, it is difficult to know the time period over which these effects might unfold.

 Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.
Repurchase Agreements.  In a repurchase agreement, a Fund purchases securities from a bank that is a member of the Federal Reserve System (or, in the case of Neuberger Berman Dividend Growth Fund, Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Global Real Estate Fund, Neuberger Berman Greater China Equity Fund, Neuberger Berman International Equity Fund, Neuberger Berman International Select Fund, and Neuberger Berman International Small Cap Fund, also from a foreign bank or from a U.S. branch or agency of a foreign bank) or from a securities dealer that agrees to repurchase the securities from the Fund at a higher price on a designated future date. Repurchase agreements generally are for a short period of time, usually less than a week. Costs, delays, or losses could result if the selling party to a repurchase agreement becomes bankrupt or otherwise defaults. The Manager monitors the creditworthiness of sellers. If Neuberger Berman Dividend Growth Fund, Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Global Real Estate Fund, Neuberger Berman Greater China Equity Fund, Neuberger Berman International Equity Fund, Neuberger Berman International Select Fund or Neuberger Berman International Small Cap Fund enters into a repurchase agreement subject to foreign law and the counter-party defaults, that Fund may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law and may suffer delays and losses in disposing of the collateral as a result.
Policies and Limitations.  Repurchase agreements with a maturity or demand of more than seven days are considered to be illiquid securities. No Fund may enter into a repurchase agreement with a maturity or demand of more than seven days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid securities. A Fund may enter into a repurchase agreement only if (1) the underlying securities (excluding maturity and duration limitations, if any) are of a type that the Fund’s investment policies and limitations would allow it to purchase directly, (2) the market value of the underlying securities, including accrued interest, at all times equals or exceeds the repurchase price, and (3) payment for the underlying securities is made only upon satisfactory evidence that the securities are being held for the Fund’s account by its custodian or a bank acting as the Fund’s agent.
Restricted Securities and Rule 144A Securities.  A Fund may invest in “restricted securities,” which generally are securities that may be resold to the public only pursuant to an effective registration statement under the 1933 Act or an exemption from registration.  Regulation S under the 1933 Act is an exemption from registration that permits, under certain circumstances, the resale of restricted securities in offshore transactions, subject to certain conditions, and Rule 144A under the 1933 Act is an exemption that permits the resale of certain restricted securities to qualified institutional buyers.
Since its adoption by the SEC in 1990, Rule 144A has facilitated trading of restricted securities among qualified institutional investors.  To the extent restricted securities held by a Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund expects that it will be able to dispose of the securities without registering the resale of such securities under the 1933 Act.  However, to the extent that a robust market for such 144A securities does not develop, or a market develops but experiences periods of illiquidity, investments in Rule 144A securities could increase the level of a Fund’s illiquidity.
Where an exemption from registration under the 1933 Act is unavailable, or where an institutional market is limited, a Fund may, in certain circumstances, be permitted to require the issuer of restricted securities held by the Fund to file a registration statement to register the resale of such securities under the 1933 Act.  In such case, the Fund will typically be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to resell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, or the value of the security were to decline, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists are priced by a method that the Fund Trustees believe accurately reflects fair value.
Policies and Limitations.  To the extent restricted securities, including Rule 144A securities, are deemed illiquid, purchases thereof will be subject to a Fund’s 15% limitation on investments in illiquid securities.
Reverse Repurchase Agreements.  In a reverse repurchase agreement, a Fund sells portfolio securities to another party and agrees to repurchase the securities at an agreed-upon price and date, which reflects an interest payment. Reverse repurchase agreements involve the risk that the other party will fail to return the securities in a timely manner, or at all, which may result in losses to a Fund.  A Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund is less than the value of the securities. These events could also trigger adverse tax consequences to a Fund. Reverse repurchase agreements also involve the risk that the market value of the securities sold will decline below the price at which a Fund is obligated to repurchase them. Reverse repurchase agreements may be viewed as a form of borrowing by a Fund. When a Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Fund’s assets. During the term of the agreement, a Fund may also be obligated to pledge additional cash and/or securities in the event of a decline in the fair value of the transferred security. The Manager monitors the creditworthiness of counterparties to reverse repurchase agreements. For the Funds’ policies and limitations on borrowing, see “Investment Policies and Limitations -- Borrowing” above.
Policies and Limitations.  Reverse repurchase agreements are considered borrowings for purposes of a Fund’s investment policies and limitations concerning borrowings. While a reverse repurchase agreement is outstanding, a Fund will deposit in a segregated account with its custodian, or designate on its records as segregated, cash or appropriate liquid securities, marked to market daily, in an amount at least equal to that Fund’s obligations under the agreement.
Risks of Investments in China A-shares through the Stock Connect Programs.  There are significant risks inherent in investing in China A-shares through “Connect Programs” of local stock exchanges in China, such as the Shanghai-Hong Kong Stock Connect program (“Shanghai Connect Program”) and the Shenzhen-Hong Kong Stock Connect Program (“Shenzhen Connect Program”).  The Connect Programs are subject to daily quota limitations and an investor cannot purchase and sell the same security on the same trading day, which may restrict a Fund’s ability to invest in China A-shares through the Connect Programs and to enter into or exit trades on a timely basis.  A Chinese stock exchange may be open at a time when the relevant Connect Program is not trading (i.e. the Shanghai Stock Exchange under the Shanghai Connect Program or the Shenzhen Stock Exchange under the Shenzhen Connect Program), with the result that prices of China A-shares may fluctuate at times when a Fund is unable to add to or exit its position.  Only certain China A-shares are eligible to be accessed through the Connect Programs. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through the Connect Programs. The future impact of this integration of Chinese and foreign markets is unclear and the actual effect on the market for trading China A-shares with the introduction of large numbers of foreign investors is unknown. In addition, there is no assurance that the necessary systems required to operate the Connect Programs will function properly or will continue to be adapted to changes and developments in both markets.  In the event that the relevant systems do not function properly, trading through the Connect Programs could be disrupted.
The Connect Programs are subject to regulations promulgated by regulatory authorities for both the Chinese and the Hong Kong stock exchanges and further regulations or restrictions, such as limitations on redemptions or suspension of trading, may adversely impact the Connect Programs, if the authorities believe it is necessary to assure orderly markets or for other reasons. The relevant regulations are relatively new and are subject to change, and there is no certainty as to how they will be applied and Chinese securities trading law can change on a frequent basis. Further, there is no guarantee that the relevant Chinese stock exchange (i.e. Shanghai Stock Exchange or Shenzhen Stock Exchange) and the Hong Kong stock exchange involved in a particular Connect Program will continue to support such Connect Program in the future.  Investments in China A-shares may not be covered by the securities investor protection programs of the Chinese and/or the Hong Kong stock exchanges and, without the protection of such programs, will be subject to the risk of default by the broker.   In the event that China Securities Depository and Clearing Corporation Limited (“ChinaClear”), the depository of the Shanghai Stock Exchange and the Shenzhen Stock Exchange,  defaulted, the Hong Kong Securities Clearing Company Limited, being the nominee under the Connect Programs, has limited responsibility to assist clearing participants in pursuing claims against ChinaClear. Currently, there is little precedent that the applicable courts in mainland China would accept beneficial owners, rather than the nominee, under the Connect Programs to pursue claims directly against ChinaClear on mainland China. Therefore, a Fund may not be able to recover fully its losses from ChinaClear or may be delayed in receiving proceeds as part of any recovery process.  A Fund also may not be able to exercise the rights of a shareholder and may be limited in its ability to pursue claims against the issuer of China A-shares.  A Fund may not be able to participate in corporate actions affecting China A-shares held through the Connect Programs due to the fact that the Fund only holds such China A-shares beneficially, time constraints or for other operational reasons.  Similarly, a Fund may not be able to appoint proxies or participate in shareholders’ meetings due to current limitations on the use of multiple proxies in China.  Because all trades on the Connect Programs in respect of eligible China A-shares must be settled in Renminbi (“RMB”), the Chinese currency, investors must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed.
Trades on the Connect Programs may be subject to certain operational requirements prior to trading, which may restrict the ability of the Fund to sell China A-shares on that trading day if such requirements are not completed prior to the market opening.  For example, certain local custodians offer a “bundled brokerage/custodian” solution to address such requirements but this may limit the number of brokers that a Fund may use to execute trades. An enhanced model has also been implemented by the Hong Kong stock exchange, but there are operational and practical challenges for an investor to utilize such enhanced model. If an investor holds 5% or more of the total shares issued by a China-A share issuer, the investor must return any profits obtained from the purchase and sale of those shares if both transactions occur within a six-month period.  If a Fund holds 5% or more of the total shares of a China-A share issuer through its Connect Program investments, its profits may be subject to these limitations.  In addition, it is not currently clear whether all accounts managed by NBIA and/or its affiliates will be aggregated for purposes of this limitation.  If that is the case, it makes it more likely that a Fund’s profits may be subject to these limitations.
Issuers of China A-shares have a foreign ownership limit of not more than 10% per individual and 30% in the aggregate.  In the event that the ownership limit is breached, it is unlikely that an investor would be notified until the end of the trading day, after which a forced sale procedure would be implemented to bring the foreign ownership percentage back below 10% or 30%, as applicable. This is operationally complicated and may adversely impact the Fund’s performance.
The focus of the Shanghai and Shenzhen stock markets are somewhat different.  The Shenzhen Stock Exchange tends to focus on small- and mid-cap "growth stocks" in fast-growing sectors such as information technology, consumer cyclicals, and healthcare whereas the Shanghai Stock Exchange is dominated by relatively large-cap enterprises and has a strong focus on finance and industrial sectors.
Risks Associated with Sci-Tech Innovation Board (Neuberger Berman Greater China Equity Fund).  The Greater China Equity Fund may invest in companies listed on the Science-technology Innovation Board (“Sci-tech Board”) of the Shanghai Stock Exchange (“SSE”). Investments in companies listed on the Sci-tech Board may result in significant losses for the Fund and its investors. The following additional risks apply to investments in companies listed on the Sci-tech Board:

Regulatory Risk.  The Sci-tech Board was newly implemented in March 2019 and it is novel in nature. The listing rules and implementation thereof are untested and are subject to amendments by regulatory authorities in China from time to time in order to respond to any new issues arising thereof. Any such revision or promulgation may adversely impact the Fund.
Lower Listing Thresholds.  The Sci-tech Board adopts a registration system, as opposed to approval system for the main board of SSE, for listing procedures. As such, there will be less regulatory scrutiny on pre-listing review by the China Securities Regulatory Commission and the SSE. Furthermore, the companies listed on the Sci-tech Board are subject to less stringent listing requirements or thresholds as compared to that of the main board. The applicants are not required to be profitable before listing, and they may not be profitable and unable to distribute dividends after listing.
Unstable Profit-making Capability.  The Sci-tech Board mainly attracts the companies in high-tech and strategically emerging sectors such as new generation information technology, advanced equipment, new materials and energy, and biomedicine. The companies in such business sectors typically require significant research and development investment, have a long operational cycle to be profitable, are vulnerable to rapid change or replacement of technology, depend heavily on certain key technologies, key projects or key technical personnel and/or have a relatively small pool of qualified suppliers. The relevant company’s ability to make or maintain profit and the sustainability of the companies or even the industries concerned are uncertain. The Fund’s investment in such companies is subject to higher risk than the companies of traditional industries.
Higher Fluctuation on Stock Prices.  The trading of shares listed on the Sci-tech Board is subject to less stringent trading limitations as compared to that of the main board. No trading price fluctuation limitation is set for the first five days of listing and the trading thereafter is subject to a daily price fluctuation limitation of 20% (as opposed to 10% for the main board). Furthermore, listed companies on the Sci-tech Board are usually of emerging nature with a smaller operating scale. Hence, they are subject to higher fluctuation in stock prices and liquidity and have higher risks and turnover ratios than companies listed on the main board of the SSE.
Over-valuation Risk.  The companies listed on the Sci-tech Board may not have comparable companies on the market due to their emerging nature, novel technology, unstable profitability and high operation risk. The traditional evaluation methods may not apply to such companies. Stocks listed on the Sci-tech Board may be overvalued and such exceptionally high valuation may not be sustainable.
Delisting Risk.  The relevant rules of the Sci-tech Board embrace stricter conditions for delisting as compared to the main board. Under such rules, the listed companies are subject to expanded circumstances that may lead to faster forced delisting, such as the failure to maintain business growth, faulty information disclosure or business operation. A listed company, which lacks sustainable operations, relies on trading activities that are unrelated to its core business or derives its revenues mainly on related parties’ transactions without substantial commercial content, may be forced to delist.  It can be anticipated that the listed companies of the Sci-tech Board will be subject to more frequent and faster delisting. The Fund may suffer severe losses if the companies in which it invests are no longer listed and, presumably, have reduced secondary market liquidity.

Weighted Voting Rights Structure.  The relevant rules for the Sci-tech Board allow the listed company to adopt weighted voting rights structure where the voting rights of certain shareholders are disproportionate to their shareholdings. Such voting rights structure may lead to concentrated management of the company concerned and, with superior voting power held by a group of associated persons, increase the risk that the management may pursue projects that are not in the best interests of the company but for their own good. Such governance structures may also make the management less accountable for their behavior. With inferior voting rights, the majority shareholders will lack the power to remove the management for unsatisfactory performance. More importantly, shareholders may lose the opportunity to consider lucrative takeover offers from outsiders if the founders/management take an anti-takeover stance. The business operation of the company concerned is more vulnerable to the manipulation of the shareholders with superior voting power.
Stock Option Plan.  The listed companies of the Sci-tech Board are allowed to adopt stock option or stock incentive plans with more flexible terms of price, upper limit of ratio and qualified optionees. The implementation of such stock option plans may increase the number of shares of the company concerned and dilute the interest of the Fund in such company.
Risks of Reliance on Computer Programs or Codes.  Many processes used in Fund management, including security selection, rely, in whole or in part, on the use of computer programs or codes, some of which are created or maintained by the Manager or its affiliates and some of which are created or maintained by third parties.  Errors in these programs or codes may go undetected, possibly for quite some time, which could adversely affect a Fund’s operations or performance.  Computer programs or codes are susceptible to human error when they are first created and as they are developed and maintained.

While efforts are made to guard against problems associated with computer programs or codes, there can be no assurance that such efforts will always be successful.  The Funds have limited insight into the computer programs and processes of some service providers and may have to rely on contractual assurances or business relationships to protect against some errors in the service providers’ systems.
Sector Risk. From time to time, based on market or economic conditions, a Fund may have significant positions in one or more sectors of the market.  To the extent a Fund invests more heavily in one sector, industry, or sub-sector of the market, its performance will be especially sensitive to developments that significantly affect those sectors, industries, or sub-sectors.   An individual sector, industry, or sub-sector of the market may be more volatile, and may perform differently, than the broader market.  The industries that constitute a sector may all react in the same way to economic, political or regulatory events. A Fund’s performance could also be affected if the sectors, industries, or sub-sectors do not perform as expected. Alternatively, the lack of exposure to one or more sectors or industries may adversely affect performance.
Communication Services Sector. The communication services sector, particularly telephone operating companies, are subject to both federal and state government regulations. Many telecommunications companies intensely compete for market share and can be impacted by technology changes within the sector such as the shift from wired to wireless communications. In September 2018, the communication services sector was redefined to also include media, entertainment and select internet-related companies.  Media and entertainment companies can be subject to the risk that their content may not be purchased or subscribed to.  Internet-related companies may be subject to greater regulatory oversight given increased cyberattack risk and privacy concerns.  Additionally, internet-related companies may not achieve investor expectations for higher growth levels, which can result in stock price declines.
Consumer Discretionary Sector. The consumer discretionary sector can be significantly affected by the performance of the overall economy, interest rates, competition, and consumer confidence. Success can depend heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products.
Consumer Staples Sector. The consumer staples sector can be significantly affected by demographic and product trends, competitive pricing, food fads, marketing campaigns, and environmental factors, as well as the performance of the overall economy, interest rates, consumer confidence, and the cost of commodities. Regulations and policies of various domestic and foreign governments affect agricultural products as well as other consumer staples.
Energy Sector. The energy sector can be significantly affected by fluctuations in energy prices and supply and demand of energy fuels caused by geopolitical events, energy conservation, the success of exploration projects, weather or meteorological events, and tax and other government regulations. In addition, companies in the energy sector are at risk of civil liability from accidents resulting in pollution or other environmental damage claims. In addition, since the terrorist attacks in the United States on September 11, 2001, the U.S. government has issued public warnings indicating that energy assets, specifically those related to pipeline infrastructure and production, transmission, and distribution facilities, might be future targets of terrorist activity. Further, because a significant portion of revenues of companies in this sector are derived from a relatively small number of customers that are largely composed of governmental entities and utilities, governmental budget constraints may have a significant impact on the stock prices of companies in this sector.
Financials Sector. The financials sector is subject to extensive government regulation, which can limit both the amounts and types of loans and other financial commitments that companies in this sector can make, and the interest rates and fees that these companies can charge. Profitability can be largely dependent on the availability and cost of capital and the rate of corporate and consumer debt defaults, and can fluctuate significantly when interest rates change. Financial difficulties of borrowers can negatively affect the financials sector. Insurance companies can be subject to severe price competition. The financials sector can be subject to relatively rapid change as distinctions between financial service segments become increasingly blurred.
Health Care Sector. The health care sector is subject to government regulation and reimbursement rates, as well as government approval of products and services, which could have a significant effect on price and availability. Furthermore, the types of products or services produced or provided by health care companies quickly can become obsolete. In addition, pharmaceutical companies and other companies in the health care sector can be significantly affected by patent expirations.

Industrials Sector. The industrials sector can be significantly affected by general economic trends, including employment, economic growth, and interest rates, changes in consumer sentiment and spending, commodity prices, legislation, government regulation and spending, import controls, and worldwide competition. Companies in this sector also can be adversely affected by liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.
Information Technology Sector. The information technology sector can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. The issuers of technology securities also may be smaller or newer companies, which may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established.
Materials Sector. The materials sector can be significantly affected by the level and volatility of commodity prices, the exchange value of the dollar, import and export controls, and worldwide competition. At times, worldwide production of materials has exceeded demand as a result of over-building or economic downturns, which has led to commodity price declines and unit price reductions. Companies in this sector also can be adversely affected by liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.
Utilities Sector. The utilities sector can be significantly affected by government regulation, interest rate changes, financing difficulties, supply and demand of services or fuel, changes in taxation, natural resource conservation, intense competition, and commodity price fluctuations.
Securities Loans. A Fund may lend portfolio securities to banks, brokerage firms, and other institutional investors, provided that cash or equivalent collateral, initially equal to at least 102% (105% in the case of foreign securities) of the market value of the loaned securities, is maintained by the borrower with the Fund or with the Fund’s lending agent, who holds the collateral on the Fund’s behalf. Thereafter, cash or equivalent collateral, equal to at least 100% of the market value of the loaned securities, is to be continuously maintained by the borrower with the Fund. A Fund may invest the cash collateral and earn income, or it may receive an agreed upon amount of interest income from a borrower that has delivered equivalent collateral. During the time securities are on loan, the borrower will pay the Fund an amount equivalent to any dividends or interest paid on such securities. These loans are subject to termination at the option of the Fund or the borrower. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower.  A Fund does not have the right to vote on securities while they are on loan.  However, it is each Fund’s policy to attempt to terminate loans in time to vote those proxies that the Fund has determined are material to the interests of the Fund.  The Manager believes the risk of loss on these transactions is slight because if a borrower were to default for any reason, the collateral should satisfy the obligation. However, as with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially.  A Fund may loan securities through third parties not affiliated with Neuberger Berman BD LLC (“Neuberger Berman”) that would act as agent to lend securities to principal borrowers.

Policies and Limitations.  A Fund may lend portfolio securities with a value not exceeding 33-1/3% of its total assets (taken at current value) to banks, brokerage firms, or other institutional investors. The Funds have authorized State Street to effect loans of available securities of the Funds with entities on State Street’s approved list of borrowers, which includes State Street and its affiliates.  The Funds may obtain a list of these approved borrowers. Borrowers are required continuously to secure their obligations to return securities on loan from a Fund by depositing collateral in a form determined to be satisfactory by the Fund Trustees. The collateral, which must be marked to market daily, must be initially equal to at least 102% (105% in the case of foreign securities) of the market value of the loaned securities, which will also be marked to market daily.  Thereafter, the collateral must be equal to at least 100% of the market value of the loaned securities.  See the section entitled “Cash Management and Temporary Defensive Positions” for information on how a Fund may invest the collateral obtained from securities lending. A Fund does not count uninvested collateral for purposes of any investment policy or limitation that requires the Fund to invest specific percentages of its assets in accordance with its principal investment program.
The following tables show the dollar amounts of income, and dollar amounts of fees and/or compensation paid, relating to the securities lending activities during the fiscal year ended August 31, 2019 of Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Focus Fund, Neuberger Berman Guardian Fund, Neuberger Berman International Equity Fund, Neuberger Berman International Select Fund, Neuberger Berman International Small Cap Fund, Neuberger Berman Large Cap Value Fund, Neuberger Berman Mid Cap Growth Fund, and Neuberger Berman Small Cap Growth Fund.

Emerging Markets Equity Fund
Gross income from securities lending activities	$203,207.69
Fees and/or compensation paid by the Fund for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$4,377.09
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$3,180.91
Administrative fees not included in revenue split	$0
Indemnification fees not included in revenue split	$0
Rebate (paid to borrower)	$156,755.36
Other fees relating to the securities lending program that are not included in the revenue split	$0
Aggregate fees/compensation for securities lending activities	$164,313.36
Net income from securities lending activities	$39,394.33

Focus Fund
Gross income from securities lending activities	$11,135.86
Fees and/or compensation paid by the Fund for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$829.75
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$102.56
Administrative fees not included in revenue split	$0
Indemnification fees not included in revenue split	$0
Rebate (paid to borrower)	$2,736.15
Other fees relating to the securities lending program that are not included in the revenue split	$0
Aggregate fees/compensation for securities lending activities	$3,668.46
Net income from securities lending activities	$7,467.40

Guardian Fund
Gross income from securities lending activities	$348,749.18
Fees and/or compensation paid by the Fund for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$19,242.96
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$3,848.48
Administrative fees not included in revenue split	$0
Indemnification fees not included in revenue split	$0
Rebate (paid to borrower)	$152,469.86
Other fees relating to the securities lending program that are not included in the revenue split	$0
Aggregate fees/compensation for securities lending activities	$175,561.30
Net income from securities lending activities	$173,187.88

International Equity Fund
Gross income from securities lending activities	$705,519.01
Fees and/or compensation paid by the Fund for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$26,424.43
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$9,640.29
Administrative fees not included in revenue split	$0
Indemnification fees not included in revenue split	$0
Rebate (paid to borrower)	$431,633.78
Other fees relating to the securities lending program that are not included in the revenue split	$0
Aggregate fees/compensation for securities lending activities	$467,698.50
Net income from securities lending activities	$237,820.51

International Select Fund
Gross income from securities lending activities	$69,390.07
Fees and/or compensation paid by the Fund for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$2,717.82
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$886.63
Administrative fees not included in revenue split	$0
Indemnification fees not included in revenue split	$0
Rebate (paid to borrower)	$41,323.83
Other fees relating to the securities lending program that are not included in the revenue split	$0
Aggregate fees/compensation for securities lending activities	$44,928.28
Net income from securities lending activities	$24,461.79

International Small Cap Fund
Gross income from securities lending activities	$10,210.77
Fees and/or compensation paid by the Fund for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$574.46
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$128.82
Administrative fees not included in revenue split	$0
Indemnification fees not included in revenue split	$0
Rebate (paid to borrower)	$4,333
Other fees relating to the securities lending program that are not included in the revenue split	$0
Aggregate fees/compensation for securities lending activities	$5,036.28
Net income from securities lending activities	$5,174.49

Large Cap Value Fund
Gross income from securities lending activities	$712,040.56
Fees and/or compensation paid by the Fund for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$13,377.20
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$11,893.49
Administrative fees not included in revenue split	$0
Indemnification fees not included in revenue split	$0
Rebate (paid to borrower)	$566,372.99
Other fees relating to the securities lending program that are not included in the revenue split	$0
Aggregate fees/compensation for securities lending activities	$591,643.68
Net income from securities lending activities	$120,396.88

Mid Cap Growth Fund
Gross income from securities lending activities	$195,532.48
Fees and/or compensation paid by the Fund for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$2,999.37
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$3,415.88
Administrative fees not included in revenue split	$0
Indemnification fees not included in revenue split	$0
Rebate (paid to borrower)	$162,121.16
Other fees relating to the securities lending program that are not included in the revenue split	$0
Aggregate fees/compensation for securities lending activities	$168,536.41
Net income from securities lending activities	$26,996.07

Small Cap Growth Fund
Gross income from securities lending activities	$166,447.78
Fees and/or compensation paid by the Fund for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$4,088.89
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$2,833.12
Administrative fees not included in revenue split	$0
Indemnification fees not included in revenue split	$0
Rebate (paid to borrower)	$122,708.03
Other fees relating to the securities lending program that are not included in the revenue split	$0
Aggregate fees/compensation for securities lending activities	$129,630.04
Net income from securities lending activities	$36,814.74

Securities of ETFs and Other Exchange-Traded Investment Vehicles.  A Fund may invest in the securities of ETFs and other pooled investment vehicles that are traded on an exchange and that hold a portfolio of securities or other financial instruments (collectively, “exchange-traded investment vehicles”). When investing in the securities of exchange-traded investment vehicles, a Fund will be indirectly exposed to all the risks of the portfolio securities or other financial instruments they hold.   The performance of an exchange-traded investment vehicle will be reduced by transaction and other expenses, including fees paid by the exchange-traded investment vehicle to service providers.  ETFs are investment companies that are registered as open-end management companies or unit investment trusts. The limits that apply to a Fund’s investment in securities of other investment companies generally apply also to a Fund’s investment in securities of ETFs.  See “Securities of Other Investment Companies.”
Shares of exchange-traded investment vehicles are listed and traded in the secondary market. Many exchange-traded investment vehicles are passively managed and seek to provide returns that track the price and yield performance of a particular index or otherwise provide exposure to an asset class (e.g., currencies or commodities).  Although such exchange-traded investment vehicles may invest in other instruments, they largely hold the securities (e.g., common stocks) of the relevant index or financial instruments that provide exposure to the relevant asset class. The share price of an exchange-traded investment vehicle may not track its specified market index, if any, and may trade below its NAV. An active secondary market in the shares of an exchange-traded investment vehicle may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions, or other reasons. There can be no assurance that the shares of an exchange-traded investment vehicle will continue to be listed on an active exchange.
A Fund also may effect short sales of exchange-traded investment vehicles and may purchase and sell options on shares of exchange-traded investment vehicles.  If a Fund effects a short sale of an exchange-traded investment vehicle, it may take long positions in individual securities held by the exchange-traded investment vehicle to limit the potential loss in the event of an increase in the market price of the exchange-traded investment vehicle sold short.
Securities of Other Investment Companies.  As indicated above, investments by a Fund in shares of other investment companies are subject to the limitations of the 1940 Act and the rules and regulations thereunder.  However, pursuant to an exemptive order from the SEC, a Fund is permitted to invest in shares of certain investment companies beyond the limits contained in the 1940 Act and the rules and regulations thereunder subject to the terms and conditions of the order. A Fund may invest in the securities of other investment companies, including open-end management companies, closed-end management companies (including business development companies (“BDCs”)) and unit investment trusts, that are consistent with its investment objectives and policies.  Such an investment may be the most practical or only manner in which a Fund can invest in certain asset classes or participate in certain markets, such as foreign markets, because of the expenses involved or because other vehicles for investing in those markets may not be available at the time the Fund is ready to make an investment.  When investing in the securities of other investment companies, a Fund will be indirectly exposed to all the risks of such investment companies' portfolio securities.  In addition, as a shareholder in an investment company, a Fund would indirectly bear its pro rata share of that investment company’s advisory fees and other operating expenses.  Fees and expenses incurred indirectly by a Fund as a result of its investment in shares of one or more other investment companies generally are referred to as “acquired fund fees and expenses” and may appear as a separate line item in a Fund’s prospectus fee table. For certain investment companies, such as BDCs, these expenses may be significant. The 1940 Act imposes certain restraints upon the operations of a BDC. For example, BDCs are required to invest at least 70% of their total assets primarily in securities of private companies or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and high quality debt investments that mature in one year or less. As a result, BDCs generally invest in less mature private companies, which involve greater risk than well established, publicly-traded companies. In addition, the shares of closed-end management companies may involve the payment of substantial premiums above, while the sale of such securities may be made at substantial discounts from, the value of such issuers' portfolio securities. Historically, shares of closed-end funds, including BDCs, have frequently traded at a discount to their net asset value, which discounts have, on occasion, been substantial and lasted for sustained periods of time.
Certain money market funds that operate in accordance with Rule 2a-7 under the 1940 Act float their NAV while others seek to preserve the value of investments at a stable NAV (typically $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable NAV per share, is not guaranteed, and it is possible for a Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent a Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts a Fund redeems from the money market fund (i.e., impose a liquidity fee).
Policies and Limitations.  For cash management purposes, a Fund may invest an unlimited amount of its uninvested cash and cash collateral received in connection with securities lending in shares of money market funds and unregistered funds that operate in compliance with Rule 2a-7 under the 1940 Act, whether or not advised by the Manager or an affiliate, under specified conditions. See “Cash Management and Temporary Defensive Positions.”
Otherwise, a Fund’s investment in securities of other investment companies is generally limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets in all investment companies in the aggregate.  However, a Fund may exceed these limits when investing in shares of an ETF, subject to the terms and conditions of an exemptive order from the SEC obtained by the ETF that permits an investing fund, such as a Fund, to invest in the ETF in excess of the limits described above.  In addition, each Fund may exceed these limits when investing in shares of certain other investment companies, subject to the terms and conditions of an exemptive order from the SEC.
Each Fund is also able to invest up to 100% of its total assets in a master portfolio with the same investment objectives, policies and limitations as the Fund.
Short Sales. A Fund may use short sales for hedging and non-hedging purposes. To effect a short sale, a Fund borrows a security from or through a brokerage firm to make delivery to the buyer. The Fund is then obliged to replace the borrowed security by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund is required to pay the lender any dividends on the borrowed security and may be required to pay loan fees or interest.

A Fund may realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of any loss will be increased, by the amount of any premium or interest a Fund is required to pay in connection with a short sale. A short position may be adversely affected by imperfect correlation between movements in the prices of the securities sold short and the securities being hedged.
A Fund may also make short sales against-the-box, in which it sells short securities only if it owns or has the right to obtain without payment of additional consideration an equal amount of the same type of securities sold.
The effect of short selling is similar to the effect of leverage. Short selling may amplify changes in a Fund’s NAV. Short selling may also produce higher than normal portfolio turnover, which may result in increased transaction costs to a Fund.
When a Fund is selling stocks short, it must maintain a segregated account of cash or high-grade securities that, together with any collateral (exclusive of short sale proceeds) that it is required to deposit with the securities lender or the executing broker, is at least equal to the value of the shorted securities, marked to market daily. As a result, a Fund may need to maintain high levels of cash or liquid assets (such as Treasury Department bills, money market accounts, repurchase agreements, certificates of deposit, high quality commercial paper and long equity positions).
Policies and Limitations. A Fund’s ability to engage in short sales may be impaired by any temporary prohibitions on short selling imposed by domestic and certain foreign government regulators.
Special Purpose Acquisition Companies.  A Fund may invest in stock, warrants or other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC or similar entity generally maintains assets (less a portion retained to cover expenses) in a trust account comprised of U.S. Government securities, money market securities, and cash. If an acquisition is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders. Because SPACs and similar entities are in essence blank-check companies without an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. SPACs may allow shareholders to redeem their pro rata investment immediately after the SPAC announces a proposed acquisition, which may prevent the entity’s management from completing the transaction. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, SPACs may trade in the over-the-counter market and, accordingly, may be considered illiquid and/or be subject to restrictions on resale.
Structured Notes.  A Fund may invest in structured notes, such as participatory notes, issued by banks or broker-dealers that are designed to replicate the performance of an underlying indicator.  Underlying indicators may include a security or other financial instrument, asset, currency, interest rate, credit rating, commodity, volatility measure or index. Generally, investments in such notes are used as a substitute for positions in underlying indicators.  Structured notes are a type of equity-linked derivative which generally are traded over-the-counter (“OTC”). The performance results of structured notes will not replicate exactly the performance of the underlying indicator that the notes seek to replicate due to transaction costs and other expenses.
Investments in structured notes involve the same risks associated with a direct investment in the underlying indicator the notes seek to replicate. The return on a structured note that is linked to a particular underlying indicator generally is increased to the extent of any dividends paid in connection with the underlying indicator. However, the holder of a structured note typically does not receive voting rights and other rights as it would if it directly owned the underlying indicator. In addition, structured notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligation to complete the transaction with a Fund. Structured notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and a Fund is relying on the creditworthiness of such banks or broker-dealers and has no rights under a structured note against the issuer of an underlying indicator. Structured notes involve transaction costs. Structured notes may be considered illiquid and, therefore, structured notes considered illiquid will be subject to a Fund’s percentage limitation on investments in illiquid securities.
Terrorism Risks.  The terrorist attacks in the United States on September 11, 2001, had a disruptive effect on the U.S. economy and financial markets. Terrorist attacks and other geopolitical events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and financial markets. Those events could also have an acute effect on individual issuers, related groups of issuers, or issuers concentrated in a single geographic area. A similar disruption of the financial markets or other terrorist attacks could adversely impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to portfolio securities and adversely affect Fund service providers and the Funds’ operations.
Warrants and Rights. Warrants and rights may be acquired by a Fund in connection with other securities or separately.  Warrants are securities permitting, but not obligating, their holder to subscribe for other securities or commodities and provide a Fund with the right to purchase at a later date other securities of the issuer.  Rights are similar to warrants but typically are issued by a company to existing holders of its stock and provide those holders the right to purchase additional shares of stock at a later date.  Rights also normally have a shorter duration than warrants.  Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. Warrants and rights may be more speculative than certain other types of investments and entail risks that are not associated with a similar investment in a traditional equity instrument.  While warrants and rights are generally considered equity securities, because the value of a warrant or right is derived, at least in part, from the value of the underlying securities, they may be considered hybrid instruments that have features of both equity securities and derivative instruments.  However, there are characteristics of warrants and rights that differ from derivatives, including that the value of a warrant or right does not necessarily change with the value of the underlying securities.  The purchase of warrants and rights involves the risk that a Fund could lose the purchase value of the warrants or rights if the right to subscribe to additional shares is not exercised prior to the warrants’ or rights’ expiration date because warrants and rights cease to have value if they are not exercised prior to their expiration date. Also, the purchase of warrants and rights involves the risk that the effective price paid for the warrants or rights added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the price of the underlying security.  The market for warrants or rights may be very limited and it may be difficult to sell them promptly at an acceptable price.
When-Issued and Delayed-Delivery Securities and Forward Commitments.  A Fund may purchase securities on a when-issued or delayed-delivery basis and may purchase or sell securities on a forward commitment basis. These transactions involve a commitment by a Fund to purchase or sell securities at a future date (ordinarily within two months, although a Fund may agree to a longer settlement period). These transactions may involve mortgage-backed securities such as GNMA, Fannie Mae and Freddie Mac certificates. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued and delayed-delivery purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.
When-issued and delayed-delivery purchases and forward commitment transactions enable a Fund to “lock in” what the Manager believes to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, a Fund might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, a Fund might purchase a security on a when-issued, delayed-delivery or forward commitment basis and sell a similar security to settle such purchase, thereby obtaining the benefit of currently higher yields. When-issued, delayed-delivery and forward commitment transactions are subject to the risk that the counterparty may fail to complete the purchase or sale of the security. If this occurs, a Fund may lose the opportunity to purchase or sell the security at the agreed upon price. To reduce this risk, a Fund will enter into transactions with established counterparties and the Manager will monitor the creditworthiness of such counterparties.
The value of securities purchased on a when-issued, delayed-delivery or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of a Fund’s NAV starting on the date of the agreement to purchase the securities. Because a Fund has not yet paid for the securities, this produces an effect similar to leverage. A Fund does not earn interest on securities it has committed to purchase until the securities are paid for and delivered on the settlement date. Because a Fund is committed to buying them at a certain price, any change in the value of these securities, even prior to their issuance, affects the value of the Fund’s interests. The purchase of securities on a when-issued or delayed-delivery basis also involves a risk of loss if the value of the security to be purchased declines before the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in that Fund’s assets. Fluctuations in the market value of the underlying securities are not reflected in a Fund’s NAV as long as the commitment to sell remains in effect.
When-issued, delayed-delivery and forward commitment transactions may cause a Fund to liquidate positions when it may not be advantageous to do so in order to satisfy its purchase or sale obligations.

Policies and Limitations.  A Fund will purchase securities on a when-issued or delayed-delivery basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it has been entered into. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. A Fund may realize capital gains or losses in connection with these transactions.
When a Fund purchases securities on a when-issued, delayed-delivery or forward commitment basis, the Fund will deposit in a segregated account with its custodian, or designate on its records as segregated, until payment is made, appropriate liquid securities having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. In the case of a forward commitment to sell portfolio securities, the portfolio securities will be held in a segregated account, or the portfolio securities will be designated on a Fund’s records as segregated, while the commitment is outstanding. These procedures are designed to ensure that a Fund maintains sufficient assets at all times to cover its obligations under when-issued and delayed-delivery purchases and forward commitment transactions.
Zero Coupon Securities, Step Coupon Securities, Pay-in-Kind Securities and Discount Obligations. A Fund may invest in zero coupon securities, step coupon securities and pay-in-kind securities. These securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest. A Fund may also acquire certain debt securities at a discount. These discount obligations involve special risk considerations. Zero coupon securities and step coupon securities are issued and traded at a discount from their face amount or par value (known as “original issue discount” or “OID”). OID varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security, and the perceived credit quality of the issuer.
Zero coupon securities and step coupon securities are redeemed at face value when they mature.  Accrued OID must be included in a Fund’s gross income for federal tax purposes ratably each taxable year prior to the receipt of any actual payments. Pay-in-kind securities pay “interest” through the issuance of additional securities.
Because each Fund must distribute substantially all of its net investment income (including non-cash income attributable to OID and “interest” on pay-in-kind securities) and net realized gains to its shareholders each taxable year to continue to qualify for treatment as a RIC and to minimize or avoid payment of federal income and excise taxes, a Fund may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy the distribution requirements. See “Additional Tax Information – Taxation of the Funds.”
The market prices of zero coupon securities, step coupon securities, pay-in-kind securities and discount obligations generally are more volatile than the prices of securities that pay cash interest periodically. Those securities and obligations are likely to respond to changes in interest rates to a greater degree than other types of debt securities having a similar maturity and credit quality.

Neuberger Berman Sustainable Equity Fund  - Description of ESG criteria
ESG Criteria
Neuberger Berman Sustainable Equity Fund believes that corporate responsibility is a hallmark of quality and has the potential to produce positive investment results. The Fund is designed to allow investors to put their money to work and also support companies that follow principles of good corporate citizenship. The Fund seeks long-term growth of capital by investing primarily in securities of companies that meet its value-oriented financial and environmental, social and governance (ESG) criteria. The Fund focuses on companies that are responsive to environmental issues; are agents of favorable change in workplace policies (particularly for women and minorities); are committed to upholding universal human rights standards; and are good corporate citizens. In addition, the Fund avoids companies with products with negative public health implications.
The Fund looks for companies that show leadership in their environmental and workplace practices.  The Fund seeks to invest in companies that demonstrate ESG policies in the following areas:
◾	Environmental issues
◾	Employment practices and diversity policies
◾	Community relations
◾	Supply chain issues
◾	Product integrity (safety, quality)
◾	Disclosure and sustainability reporting

In addition to examining ESG practices, the Fund endeavors to avoid companies that derive revenue from gambling or the production of:
◾	tobacco,
◾	alcohol,
◾	weapons,
◾	nuclear power, or
◾	private prisons.

The Fund may also consider public health issues, externalities associated with a company’s products, and general corporate citizenship in making its investment decisions.
Interpretation of ESG Criteria
The Fund’s ESG Criteria require interpretation in their application and are at the discretion of the portfolio management team. The following discussion provides further detail about the interpretation of the Fund’s ESG Criteria.
Tobacco
Manufacturers. The Fund does not buy or hold companies that derive 5% or more of revenues from the manufacture of tobacco products. This primarily excludes producers of cigarettes, cigars, pipe tobacco, and smokeless tobacco products (snuff and chewing tobacco).

Processors and Suppliers. The Fund does not buy or hold companies that are in the business of processing tobacco and supplying tobacco to these manufacturers.
Retail Sales. The Fund does not buy or hold companies that derive a majority of revenues from the retail sale of tobacco products.
Tobacco-Related Products. The Fund does not buy or hold companies that derive a majority of revenues from the sale of goods used in the actual manufacture of tobacco products, such as cigarette papers and filters.
The Fund may buy or hold companies that sell certain key products to the tobacco industry. These items include: cigarette packets, boxes, or cartons; the paperboard used in the manufacture of cigarette boxes or cartons; the cellophane wrap used to enclose cigarette packets or boxes; magazine or newspaper space sold for cigarette advertisements; and billboard space rented for cigarette advertisements. In general, the Fund does not exclude such companies from investment, although it may reconsider companies that derive substantial revenues from these activities on a case-by-case basis.
Alcohol
Manufacturers and Producers. The Fund does not buy or hold companies that derive 5% or more of revenues from the manufacture of alcoholic beverages. This primarily excludes distillers of hard liquors, brewers, and vintners.
Retail Sales. The Fund does not buy or hold companies that derive a majority of revenues from the retail sale of alcoholic beverages. This relates primarily to restaurant chains and convenience stores.
The Fund may buy or hold:
◾	agricultural products companies that sell products to the alcohol industry for use in the production of alcoholic beverages (primarily grain alcohol producers);
◾	companies that sell unprocessed agricultural goods, such as barley or grapes, to producers of alcoholic beverages; or
◾	companies that produce products to be used in production of alcohol such as: enzymes, catalysts and fermentation agents.

Gambling
Owners and Operators. The Fund does not buy or hold companies that derive 5% or more of revenues from the provision of gaming services. This primarily excludes owners and operators of casinos, riverboat gambling facilities, horse tracks, dog tracks, bingo parlors, or other betting establishments.
Manufacturers of Gaming Equipment. The Fund does not buy or hold companies that derive 5% or more of revenues from the manufacture of gaming equipment or the provision of goods and services to lottery operations.
The Fund may buy or hold companies that:

◾	provide specialized financial services to casinos; or
◾	sell goods or services that are clearly nongaming-related to casinos or other gaming operations.

Nuclear Power
Majority Owners and Operators. The Fund does not buy or hold companies that are majority owners or operators of nuclear power plants. This primarily excludes major electric utility companies.
The Fund may buy or hold:
◾	engineering or construction companies that are involved in the construction of a nuclear power plant or provide maintenance services to such plants in operation; or
◾	electric utility companies that are purchasers and distributors of electricity that may have been generated from nuclear power plants (but are not themselves majority owners/operators of such plants).

Military Contracting
Major Prime Contractors. The Fund does not buy or hold companies that derive 5% or more of revenues from weapons related contracts. Although the Fund may invest in companies that derive less than 5% of revenues from weapons contracts, the Fund generally avoids large military contractors that have weapons-related contracts that total less than 5% of revenues but are, nevertheless, substantial in dollar value and designed exclusively for weapons-related activities. While it is often difficult to obtain precise weapons contracting figures, the Fund will make a good faith effort to do so.
Non-Weapons-Related Sales to the Department of Defense. The Fund does not buy or hold companies that derive their total revenue primarily from non-consumer sales to the Department of Defense (“DoD”).
In some cases, it is difficult to clearly distinguish between contracts that are weapons-related and those that are not. The Fund will use its best judgment in making such determinations.
The Fund may buy or hold companies that:
◾	have some minor military business;
◾	have some contracts with the DoD for goods and services that are clearly not weapons-related; or
◾
manufacture computers, electric wiring, and semiconductors or that provide telecommunications systems (in the absence of information that these products and services are specifically and exclusively weapons-related).

Firearms/Munitions
Manufacturers. The Fund does not buy or hold companies that produce firearms such as pistols, revolvers, rifles, shotguns, or sub-machine guns. The Fund will also not buy or hold companies that produce small arms ammunition. Likewise, the Fund seeks to avoid companies directly involved with the production of controversial weapons, including anti-personnel landmines, cluster munitions, and depleted uranium weapons.
Retailers. The Fund does not buy or hold companies that derive a majority of revenues from the wholesale or retail distribution of firearms or small arms ammunition.
Private Prisons
The Fund does not buy or hold companies that are involved in the operation of for-profit prisons or the provision of integral services to these types of facilities, given significant social controversy, reputational risks, dependency on Department of Justice policies, and facilities which are not easily reconfigurable for alternate uses.
Environment
Best of Class Approach
The Fund seeks to invest in companies that have demonstrated a commitment to environmental stewardship and sustainability through either minimizing their environmental footprint or producing products and services that have a direct environmental benefit. Among other things, it will look for companies:
◾	that have integrated environmental management systems;
◾	have heightened awareness and are proactively addressing climate change related issues;
◾	have measurably reduced their emissions to the air, land or water and/or are substantially lower than their peers;
◾	continue to make progress in implementing environmental programs to increase efficiency, decrease energy and water consumption and reduce their overall impact on biodiversity;
◾	have innovative processes or products that offer an environmental benefit including but not limited to clean technology, renewables, alternative energy and organic agriculture;
◾	are committed to the public disclosure of environmental policies, goals, and progress toward those goals;
◾	have minimized penalties, liabilities and contingencies and are operationally sustainable; and
◾	participate in voluntary environmental multi-stakeholder initiatives led by government agencies such as the Environmental Protection Agency (EPA) and/or non-governmental organizations (NGOs).

Environmental Risk
The Fund seeks to avoid companies whose products it has determined pose unacceptable levels of environmental risk. To that end, the Fund does not buy or hold companies that:

◾	are major manufacturers of hydrochloroflurocarbons, bromines, or other ozone-depleting chemicals;
◾	are major manufacturers of pesticides or chemical fertilizers;
◾	operate in the gold mining industry;
◾	design, market, own, or operate nuclear power plants (see Nuclear Power section);
◾	derive more than 10% of revenues from the mining of thermal coal; or
◾	derive more than 10% of revenues from oils sands extraction.

The Fund may hold companies with exposure to fossil fuels such as natural gas and oil.

In addition, for companies that are power generators (with more than 10% of revenue from power generation) the Fund seeks to invest in companies that are aligned with a lower carbon emissions economy. Specifically:

◾	The Fund seeks to avoid thermal coal. If more than 10% of revenue is derived from generation, 30% is the maximum acceptable percentage of MWh generation derived from thermal coal.
◾	The Fund seeks to avoid liquid fuels (oil). If more than 10% of revenue is derived from generation, 30% is the maximum acceptable percentage of MWh generation derived from liquid fuels (oil).
◾	The Fund may invest in companies with natural gas generation where the companies are increasing renewables penetration in the generation mix.
The Fund seriously considers a company’s environmental liabilities, both accrued and unaccrued, as a measure of environmental risk. It views public disclosure of these liabilities as a positive step.
Regulatory Problems
The Fund seeks to avoid companies with involvement in major environmental controversies. It will look at a combination of factors in this area and will decide if, on balance, a company qualifies for investment. Negative factors may include:
◾	environmental fines or penalties issued by a state or federal agency or court over the most recent three calendar years; and/or
◾	highly publicized community environmental lawsuits or controversies.

Positive factors may include:
◾	preparing for potential regulatory changes,
◾	implementing a consistent set of standards across a company’s business globally; and
◾	having demonstrated consistent and sustained implementation of practices that address and remedy prior fines, censures or judgments.

If a company already held in the Fund becomes involved in an environmental controversy, the Fund will communicate with the company to press for positive action. The Fund will not necessarily divest the company’s shares if it perceives a path to remediation and policies and procedures are implemented to mitigate risk of recurrence.

Employment and Workplace Practices
The Fund endeavors to invest in companies whose employment and workplace practices are considered progressive. Among other things, it will look for companies that:
◾
offer benefits such as maternity leave that exceeds the 12 unpaid weeks mandated by the federal government; paid maternity leave; paternity leave; subsidized child and elder care (particularly for lower-paid staff); flexible spending accounts with dependent care options; flextime or job-sharing arrangements; phaseback for new mothers; adoption assistance; a full time work/family benefits manager; and/or health and other benefits for same-sex domestic partners of its employees;

◾	have taken extraordinary steps to treat their unionized workforces fairly; and
◾
have exceptional workplace safety records, particularly Occupational Safety and Health Administration Star certification for a substantial number of its facilities and/or a marked decrease in their lost time accidents and workers compensation insurance rates.

The Fund will seek to avoid investing in companies that have:
◾	demonstrated a blatant disregard for worker safety; or
◾	historically had poor relations with their unionized workforces, including involvement in unfair labor practices, union busting, and denying employees the right to organize.

Although the Fund is deeply concerned about the labor practices of companies with international operations, it may buy or hold companies that are currently or have been involved in related controversies. The Fund recognizes that it is often difficult to obtain accurate and consistent information in this area; however, it will seek to include companies that are complying with or exceeding International Labour Organization (ILO) standards.
Diversity
The Fund strives to invest in companies that are leaders in promoting diversity in the workplace. Among other factors, it will look for companies that:
◾	have implemented innovative hiring, training, or other programs for women, people of color, and/or the disabled, or otherwise have a superior reputation in the area of diversity;
◾	promote women and people of color into senior line positions;
◾	appoint women and people of color to their boards of directors;
◾	offer diversity training and support groups; and
◾	purchase goods and services from women- and minority-owned firms.

The Fund attempts to avoid companies with recent major discrimination lawsuits related to gender, race, disability, or sexual orientation. In general, the Fund does not buy companies:
◾	that are currently involved in unsettled major class action discrimination lawsuits;
◾	that are currently involved in unsettled major discrimination lawsuits involving the U.S. Department of Justice or the EEOC (Equal Employment Opportunity Commission); or

◾	that have exceptional historical patterns of discriminatory practices.

Although the Fund views companies involved in non-class action discrimination lawsuits and/or lawsuits that have been settled or ruled upon with some concern, it may buy or hold such companies. These types of lawsuits will be given particular weight if a company does not have a strong record of promoting diversity in the workplace.
While the Fund encourages companies to have diverse boards of directors and senior management, the absence of women and minorities in these positions does not warrant a company’s exclusion from the Fund.
Community Relations
The Fund believes that it is important for companies to have positive relations with the communities in which they are located inclusive of all races and socio-economic status. It will seek to invest in companies that:
◾	have open communications within the communities in which they operate;
◾	actively support charitable organizations, particularly multi-year commitments to local community groups; and
◾	offer incentives (such as paid time off) to employees to volunteer their time with charitable organizations; and
◾	earn the ‘right to operate’ and minimize business interruption through active communications with the local community.

The Fund seeks to avoid companies with involvement in recent environmental controversies that have significantly affected entire communities (See “Environmental Risk” and “Regulatory Problems” above). The Fund will be particularly stringent with those companies of which the managers are aware that do not have positive relations with the communities in which they operate.
If a company already held in the Fund becomes involved in a discrimination controversy or community controversy, the Fund will communicate with the company to press for positive action. The Fund will not necessarily divest the company’s shares if it perceives a path to remediation and policies and procedures are implemented to mitigate risk of recurrence.
Human Rights
The Fund endeavors to invest in companies aligned with the United Nations Global Compact, which recognizes universal human rights standards supported by the United Nations Universal Declaration of Human Rights and the ILO system of standards. We look for companies that:
◾	have taken steps to refine their disclosure methods so that they are complete, consistent and measurable;
◾	have developed or are in the process of developing a vision and human rights strategy or to formalize an already existing standard and process;

◾
have identified or are in the process of identifying opportunities that will enhance their overall business and/or where they can take a leadership and advocacy role and extend principles to their suppliers, networks and stakeholders within their sphere of influence; or

◾	strive to build partnerships with NGOs (non-governmental organizations), local communities, labor unions and other businesses in order to learn best practices.

Product Integrity (Safety, Quality)
The Fund seeks to avoid companies whose products have negative public health implications. Among other things, the Fund will consider:
◾	the nature of a company’s products;
◾	whether a company has significant (already accrued or settled lawsuits) or potentially significant (pending lawsuits or settlements) product liabilities;
◾	if a company’s products are innovative and/or address unmet needs, with positive environmental and societal benefits;
◾	whether a company is a leader in quality, ethics and integrity across the supply, production, distribution and post-consumption recycling phases; or
◾	whether a company has high quality control standards in place with regards to animal welfare.

Supply Chain Management
The Fund seeks companies with well-managed supply chain systems that meet or exceed reliability, efficiency, product quality and regulatory standards. Among other things, the Fund will consider:
◾	companies that have identified or are in the process of identifying the components of their supply chains; and
◾	companies that engage suppliers to commit to an ESG standard code of conduct.

Disclosure
The Fund seeks companies that demonstrate a commitment to:
◾	enhanced transparency and ESG/sustainability reporting, such as the Global Reporting Initiative (GRI); and
◾	participation in voluntary multi-stakeholder initiatives relevant to their business and supply chain.

General
Corporate Actions. If a company held in the Fund subsequently becomes involved in tobacco, alcohol, gambling, weapons, or nuclear power (as described above) through a corporate acquisition or change of business strategy, and lacking a credible path to remediation no longer satisfies the ESG Criteria, the Fund will eliminate the position at the time deemed appropriate by the Fund given market conditions. The Fund will divest such companies’ shares whether or not they have taken strong positive initiatives in the other ESG areas that the Fund considers.
Ownership. The Fund does not buy or hold companies that are majority owned by companies that are excluded by its ESG Criteria.
Neuberger Berman Genesis Fund
Neuberger Berman Genesis Fund does not buy or hold companies that manufacture firearms or ammunition for civilian use as determined by a screen provided by a third party provider.
PERFORMANCE INFORMATION
Each Fund’s performance figures are based on historical results and are not intended to indicate future performance. The share price and total return of each Fund will vary, and an investment in a Fund, when redeemed, may be worth more or less than an investor’s original cost.
TRUSTEES AND OFFICERS
The following tables set forth information concerning the Fund Trustees and Officers of the Trust. All persons named as Fund Trustees and Officers also serve in similar capacities for other funds administered or managed by NBIA. A Fund Trustee who is not an “interested person” of NBIA (including its affiliates) or the Trust is deemed to be an independent Fund Trustee (“Independent Fund Trustee”).
Information about the Board of Trustees
Name, (Year of Birth), and Address (1)	Position(s) and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee (3)
Independent Fund Trustees

Name, (Year of Birth), and Address (1)	Position(s) and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee (3)
Michael J. Cosgrove (1949)	Trustee since 2015	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1970 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007, and Chief Financial Officer, GE Asset Management, and Deputy Treasurer, GE Company, 1988 to 1993.	51
Director, America Press, Inc. (not-for-profit Jesuit publisher), since 2015; formerly, Director, Fordham University, 2001 to 2018; formerly, Director, The Gabelli Go Anywhere Trust, June 2015 to June 2016; formerly, Director, Skin Cancer Foundation (not-for-profit), 2006 to 2015; formerly, Director, GE Investments Funds, Inc., 1997 to 2014; formerly, Trustee, GE Institutional Funds, 1997 to 2014; formerly, Director, GE Asset Management, 1988 to 2014; formerly, Director, Elfun Trusts, 1988 to 2014; formerly, Trustee, GE Pension & Benefit Plans, 1988 to 2014; formerly, Member of Board of Governors, Investment Company Institute.

Marc Gary (1952)	Trustee since 2015	Executive Vice Chancellor and Chief Operating Officer, Jewish Theological Seminary, since 2012; formerly, Executive Vice President and General Counsel, Fidelity Investments, 2007 to 2012; formerly, Executive Vice President and General Counsel, BellSouth Corporation, 2004 to 2007; formerly, Vice President and Associate General Counsel, BellSouth Corporation, 2000 to 2004; formerly, Associate, Partner, and National Litigation Practice Co-Chair, Mayer, Brown LLP, 1981 to 2000; formerly, Associate Independent Counsel, Office of Independent Counsel, 1990 to 1992.	51
Trustee, Jewish Theological Seminary, since 2015; Director, Legility, Inc. (privately held for-profit company), since 2012; Director, Lawyers Committee for Civil Rights Under Law (not-for-profit), since 2005; formerly, Director, Equal Justice Works (not-for-profit), 2005 to 2014; formerly, Director, Corporate Counsel Institute, Georgetown University Law Center, 2007 to 2012; formerly, Director, Greater Boston Legal Services (not-for-profit), 2007 to 2012.

Name, (Year of Birth), and Address (1)	Position(s) and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee (3)
Martha C. Goss (1949)	Trustee since 2007
President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006; formerly, Chief Financial Officer, Booz-Allen & Hamilton, Inc., 1995 to 1999; formerly, Enterprise Risk Officer, Prudential Insurance, 1994 to1995; formerly, President, Prudential Asset Management Company, 1992 to 1994;
formerly, President, Prudential Power Funding (investments in electric and gas utilities and alternative energy projects), 1989 to 1992; formerly, Treasurer, Prudential Insurance
Company, 1983 to 1989.
			51
Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women’s Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire’s Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007.

Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since 2010; formerly, Dean, School of Business, University of Wisconsin — Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business — Dartmouth College, 1998 to 2002.	51
Director, 1 William Street Credit Income Fund, since 2018; Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Deborah C. McLean (1954)	Trustee since 2015	Member, Circle Financial Group (private wealth management membership practice), since 2011; Managing Director, Golden Seeds LLC (an angel investing group), since 2009; Adjunct Professor, Columbia University School of International and Public Affairs, since 2008; formerly, Visiting Assistant Professor, Fairfield University, Dolan School of Business, Fall 2007; formerly, Adjunct Associate Professor of Finance, Richmond, The American International University in London, 1999 to 2007.	51
Board member, Norwalk Community College Foundation, since 2014; Dean’s Advisory Council, Radcliffe Institute for Advanced Study, since 2014; formerly, Director and Treasurer, At Home in Darien (not-for-profit), 2012 to 2014; formerly, Director, National Executive Service Corps (not-for-profit), 2012 to 2013; formerly, Trustee, Richmond, The American International University in London, 1999 to 2013.

Name, (Year of Birth), and Address (1)	Position(s) and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee (3)
George W. Morriss (1947)	Trustee since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since 2012; formerly, Executive Vice President and Chief Financial Officer, People’s United Bank, Connecticut (a financial services company), 1991 to 2001.	51
Director, 1 William Street Credit Income Fund, since 2018; Director and Chair, Thrivent Church Loan and Income Fund, since 2018; formerly, Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund, and Steben Select Multi-Strategy Master Fund, 2013 to 2017; formerly, Treasurer, National Association of Corporate Directors, Connecticut Chapter, 2011 to 2015; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers’ Affairs Committee, 1995 to 2003.

Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; formerly Lead Independent Trustee from 2006 to 2008	Formerly, Managing Member, Ridgefield Farm LLC (a private investment vehicle), 2004 to 2016; formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	51
Formerly, Director, H&R Block, Inc. (tax services company), 2001 to 2018; formerly, Director, Talbot Hospice Inc., 2013 to 2016; formerly, Chairman, Governance and Nominating Committee, H&R Block, Inc., 2011 to 2015; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

James G. Stavridis (1955)	Trustee since 2015	Operating Executive, The Carlyle Group, since 2018; Commentator, NBC News, since 2015; formerly, Dean, Fletcher School of Law and Diplomacy, Tufts University, 2013 to 2018; formerly, Admiral, United States Navy, 1976 to 2013, including Supreme Allied Commander, NATO and Commander, European Command, 2009 to 2013, and Commander, United States Southern Command, 2006 to 2009.	51
Director, American Water (water utility),
since 2018; Director, NFP Corp. (insurance
broker and consultant), since 2017; Director, U.S. Naval Institute, since 2014; Director, Onassis Foundation, since 2014; Director, BMC Software Federal, LLC, since 2014; Director, Vertical Knowledge, LLC, since 2013; formerly, Director, Navy Federal Credit Union, 2000-2002.

Name, (Year of Birth), and Address (1)	Position(s) and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee (3)
Candace L. Straight (1947)	Trustee since 2000	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to 2003.	51
Director, ERA Coalition (not-for-profit), since January 2019; Director, Re belle Media (a privately held TV and film production company), since 2018; formerly, Public Member, Board of Governors and Board of Trustees, Rutgers University, 2011 to 2016; formerly, Director, Montpelier Re Holdings Ltd. (reinsurance company), 2006 to 2015; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since 2000	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	51	None.

Name, (Year of Birth), and Address (1)	Position(s) and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee (3)
Fund Trustees who are “Interested Persons”
Joseph V. Amato* (1962)	Chief Executive Officer and President since 2018 and Trustee since 2009
President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger Berman BD LLC (“Neuberger Berman”) and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and President (Equities), NBIA (formerly, Neuberger Berman Fixed Income LLC and including predecessor entities), since 2007, and Board Member of NBIA since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.’s (“LBHI”) Investment Management Division, 2006 to 2009; formerly, member of LBHI’s Investment Management Division’s Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. (“LBI”), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI’s Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005; President and Chief Executive Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.
			51
Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

Robert Conti* (1956)	Trustee since 2008; prior thereto, Chief Executive Officer and President from 2008 to 2018	Retired; formerly, Managing Director, Neuberger Berman, 2007 to 2018; formerly, President—Mutual Funds, NBIA, 2008 to 2018; formerly, Senior Vice President, Neuberger Berman, 2003 to 2006; formerly, Vice President, Neuberger Berman, 1999 to 2003.	51
Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011; formerly, Member of the Board of Governors, Investment Company Institute.

(1)	The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.
(2)
Pursuant to the Trust’s Amended and Restated Trust Instrument, subject to any limitations on the term of service imposed by the By-Laws or any retirement policy adopted by the Fund Trustees, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.
(3)	Except as otherwise indicated, each individual has held the positions shown during at least the last five years.
*
Indicates a Fund Trustee who is an “interested person” within the meaning of the 1940 Act. Mr. Amato is an interested person of the Trust by virtue of the fact that he is an officer of NBIA and/or its affiliates. Mr. Conti is an interested person of the Trust by virtue of the fact that he was an officer of NBIA and/or its affiliates until June 2018.

Information about the Officers of the Trust
Name, (Year of Birth), and Address (1)	Position(s) and Length of Time Served (2)	Principal Occupation(s) (3)
Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since inception
Senior Vice President, Neuberger Berman, since 2007 and Employee since 1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly, Vice President — Mutual Fund Board Relations, NBIA, 2000 to 2008;  formerly, Vice President, NBIA, 1986 to 1999 and Employee, 1984 to 1999; Executive Vice President and Secretary, twenty-nine registered investment companies for which NBIA acts as investment manager and/or administrator.

Agnes Diaz (1971)	Vice President since 2013
Senior Vice President, Neuberger Berman, since 2012; Senior Vice President, NBIA, since 2012 and Employee since 1996; formerly, Vice President, Neuberger Berman, 2007 to 2012; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony DiBernardo (1979)	Assistant Treasurer since 2011
Senior Vice President, Neuberger Berman, since 2014; Senior Vice President, NBIA, since 2014, and Employee since 2003; formerly, Vice President, Neuberger Berman, 2009 to 2014; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Name, (Year of Birth), and Address (1)	Position(s) and Length of Time Served (2)	Principal Occupation(s) (3)
Savonne L. Ferguson (1973)	Chief Compliance Officer since 2018
Senior Vice President, Chief Compliance Officer (Mutual Funds) and Associate General Counsel, NBIA, since November 2018; formerly, Vice President T. Rowe Price Group, Inc. (2018), Vice President and Senior Legal Counsel, T. Rowe Price Associates, Inc. (2014-2018), Vice President and Director of Regulatory Fund Administration, PNC Capital Advisors, LLC (2009-2014), Secretary, PNC Funds and PNC Advantage Funds (2010-2014); Chief Compliance Officer, twenty-nine registered investment companies for which NBIA acts as investment manager and/or administrator.

Corey A. Issing (1978)	Chief Legal Officer since 2016 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)
General Counsel and Head of Compliance — Mutual Funds since 2016 and Managing Director, NBIA, since 2017; formerly, Associate General Counsel (2015 to 2016), Counsel (2007 to 2015), Senior Vice President (2013-2016), Vice President (2009 — 2013); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), twenty-nine registered investment companies for which NBIA acts as investment manager and/or administrator.

Sheila R. James (1965)	Assistant Secretary since inception
Vice President, Neuberger Berman, since 2008 and Employee since 1999; Vice President, NBIA, since 2008; formerly, Assistant Vice President, Neuberger Berman, 2007; Employee, NBIA, 1991 to 1999; Assistant Secretary, twenty-nine registered investment companies for which NBIA acts as investment manager and/or administrator.

Brian Kerrane (1969)	Chief Operating Officer since 2015 and Vice President since 2008
Managing Director, Neuberger Berman, since 2013; Chief Operating Officer — Mutual Funds and Managing Director, NBIA, since 2015; formerly, Senior Vice President, Neuberger Berman, 2006 to 2014; Vice President, NBIA, 2008 to 2015 and Employee since 1991; Chief Operating Officer, ten registered investment companies for which NBIA acts as investment manager and/or administrator; Vice President, twenty-nine registered investment companies for which NBIA acts as investment manager and/or administrator.

Name, (Year of Birth), and Address (1)	Position(s) and Length of Time Served (2)	Principal Occupation(s) (3)
Anthony Maltese (1959)	Vice President since 2015
Senior Vice President, Neuberger Berman, since 2014 and Employee since 2000; Senior Vice President, NBIA, since 2014; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Josephine Marone (1963)	Assistant Secretary since 2017	Senior Paralegal, Neuberger Berman, since 2007 and Employee since 2007; Assistant Secretary, twenty-nine registered investment companies for which NBIA acts as investment manager and/or administrator.
Owen F. McEntee, Jr. (1961)	Vice President since 2008
Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1992; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since inception
Senior Vice President, Neuberger Berman, since 2007; Senior Vice President, NBIA, since 2007 and Employee since 1993; formerly, Vice President, Neuberger Berman, 2004 to 2006; formerly, Assistant Treasurer, 2002 to 2005; Treasurer and Principal Financial and Accounting Officer, twenty-nine registered investment companies for which NBIA acts as investment manager and/or administrator.

Frank Rosato (1971)	Assistant Treasurer since inception
Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1995; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Niketh Velamoor (1979)	Anti-Money Laundering Compliance Officer since 2018
Senior Vice President and Associate General Counsel, Neuberger Berman, since July 2018; Assistant United States Attorney, Southern District of New York, 2009 to 2018; Anti-Money Laundering Compliance Officer, four registered investment companies for which NBIA acts as investment manager and/or administrator.

(1)	The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.

(2)
Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)	Except as otherwise indicated, each individual has held the positions shown during at least the last five years.
The Board of Trustees
The Board of Trustees (“Board”) is responsible for managing the business and affairs of the Trust. Among other things, the Board generally oversees the portfolio management of each Fund and reviews and approves each Fund’s investment advisory and sub-advisory contracts and other principal contracts.
The Board has appointed an Independent Fund Trustee to serve in the role of Chairman of the Board.  The Chair’s primary responsibilities are (i) to participate in the preparation of the agenda for meetings of the Board and in the identification of information to be presented to the Board; (ii) to preside at all meetings of the Board; (iii) to act as the Board’s liaison with management between meetings of the Board; and (iv) to act as the primary contact for board communications.  The Chair may perform such other functions as may be requested by the Board from time to time.  Except for any duties specified herein or pursuant to the Trust’s Declaration of Trust or By-laws, the designation as Chair does not impose on such Independent Fund Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.
As described below, the Board has an established committee structure through which the Board considers and addresses important matters involving the Funds, including those identified as presenting conflicts or potential conflicts of interest for management.  The Independent Fund Trustees also regularly meet outside the presence of management and are advised by experienced independent legal counsel knowledgeable in matters of investment company regulation.  The Board periodically evaluates its structure and composition as well as various aspects of its operations.  The Board believes that its leadership structure, including its Independent Chair and its committee structure, is appropriate in light of, among other factors, the asset size of the fund complex overseen by the Board, the nature and number of funds overseen by the Board, the number of Fund Trustees, the range of experience represented on the Board, and the Board’s responsibilities.
Additional Information About Fund Trustees
In choosing each Fund Trustee to serve, the Board was generally aware of each Fund Trustee’s skills, experience, judgment, analytical ability, intelligence, common sense, previous profit and not-for-profit board membership and, for each Independent Fund Trustee, his or her demonstrated willingness to take an independent and questioning stance toward management.  Each Fund Trustee also now has considerable familiarity with the Trust and each Fund of the Trust, their investment manager, sub-advisers, administrator and distributor, and their operations, as well as the special regulatory requirements governing regulated investment companies and the special responsibilities of investment company directors, and in the case of each Trustee who has served on the Board over multiple years, as a result of his or her substantial prior service as a Trustee of the Trust.  No particular qualification, experience or background establishes the basis for any Fund Trustee’s position on the

Board and the Governance and Nominating Committee and individual Board members may have attributed different weights to the various factors.
In addition to the information set forth in the table above and other relevant qualifications, experience, attributes or skills applicable to a particular Fund Trustee, the following provides further information about the qualifications and experience of each Fund Trustee.
Independent Fund Trustees
 Michael J. Cosgrove: Mr. Cosgrove is President of an asset management consulting firm. He has experience as President, Chief Executive Officer, and Chief Financial Officer of the asset management division of a major multinational corporation. He also has experience as a President of institutional sales and marketing for the asset management division of the same corporation, where he was responsible for all distribution, marketing, and development of mutual fund products. He also has served as a member of the boards of various not-for-profit organizations. He has served as a Fund Trustee for multiple years.
Marc Gary: Mr. Gary has legal and investment management experience as executive vice president and general counsel of a major asset management firm. He also has experience as executive vice president and general counsel at a large corporation, and as national litigation practice chair at a large law firm. He has served as a member of the boards of various profit and not-for-profit organizations. He currently is a trustee and the executive vice chancellor and COO of a religious seminary where he oversees the seminary’s institutional budget. He has served as a Fund Trustee for multiple years.
Martha C. Goss:  Ms. Goss has experience as chief operating and financial officer of an insurance holding company.  She has experience as an investment professional, head of an investment unit and treasurer for a major insurance company, experience as the Chief Financial Officer of two consulting firms, and experience as a lending officer and credit analyst at a major bank.  She has experience managing a personal investment vehicle.  She has served as a member of the boards of various profit and not-for-profit organizations and a university.  She has served as a Fund Trustee for multiple years.
Michael M. Knetter:  Dr. Knetter has organizational management experience as a dean of a major university business school and as President and CEO of a university supporting foundation.  He also has responsibility for overseeing management of the university’s endowment.  He has academic experience as a professor of international economics.  He has served as a member of the boards of various public companies and another mutual fund.  He has served as a Fund Trustee for multiple years.
Deborah C. McLean: Ms. McLean has experience in the financial services industry. She is currently involved with a high net worth private wealth management membership practice and an angel investing group, where she is active in investment screening and deal leadership and execution. For many years she has been engaged in numerous roles with a variety of not-for-profit and private company boards and has taught corporate finance at the graduate and undergraduate levels. She commenced her professional training at a major financial services corporation, where she was employed for multiple years. She has served as a Fund Trustee for multiple years.
George W. Morriss:  Mr. Morriss has experience in senior management and as chief financial officer of a financial services company.  He has investment management experience as a portfolio manager managing personal and institutional funds.  He has served as a member of a committee of representatives from companies listed on NASDAQ.  He has served on the board of another mutual fund complex.   He has served as a member of the board of funds of hedge funds.  He has an advanced degree in finance.  He has served as a Fund Trustee for multiple years.
Tom D. Seip:  Mr. Seip has experience in senior management and as chief executive officer and director of a financial services company overseeing other mutual funds and brokerage.  He has experience as director of an asset management company.  He has experience in management of a private investment partnership.  He has served as a Fund Trustee for multiple years and as Independent Chair and/or Lead Independent Trustee of the Board.
James G. Stavridis: Admiral Stavridis has organizational management experience as a dean of a major university school of law and diplomacy.  He also held many leadership roles with the United States Navy over the span of nearly four decades, including serving as NATO’s Supreme Allied Commander Europe and serving at the Pentagon at different periods of time as a strategic and long range planner on the staffs of the chief of Naval Operations, as the chairman of the Joint Chiefs of Staff, and as Commander, U.S. Southern Command.  He has also served as an advisor to private and public companies on geopolitical and cybersecurity matters. He has served as a Fund Trustee for multiple years.
Candace L. Straight:  Ms. Straight has experience as a private investor and consultant in the insurance industry.  She has experience in senior management of a global private equity investment firm.  She has served as a member of the boards of a public university and various profit companies.  She has served as a Fund Trustee for multiple years.
Peter P. Trapp:  Mr. Trapp has experience in senior management of a credit company and several insurance companies.  He has served as a member of the board of other mutual funds.  He is a Fellow in the Society of Actuaries.  He has served as a Fund Trustee for multiple years.
Fund Trustees who are “Interested Persons”
Joseph V. Amato:  Mr. Amato has investment management experience as an executive with Neuberger Berman and another financial services firm.  Effective July 1, 2018, Mr. Amato serves as Managing Director of Neuberger Berman and President–Mutual Funds of NBIA. He also serves as Neuberger Berman’s Chief Investment Officer for equity investments.  He has experience in leadership roles within Neuberger Berman and its affiliated entities.  He has served as a member of the board of a major university business school.  He has served as a Fund Trustee since 2009.
Robert Conti:  Mr. Conti has investment management experience from previously having served as an executive with Neuberger Berman.  He has experience in leadership roles within Neuberger Berman and its affiliated entities. He has served as a member of the board of a not-for profit organization.  He has served as a Fund Trustee since 2008. Effective June 30, 2018, Mr. Conti retired from his position as Chief Executive Officer and President of the Neuberger Berman Fund Complex and from his position as Managing Director of Neuberger Berman and President–Mutual Funds of NBIA.  Mr. Conti will continue serving as a Fund Trustee to the Neuberger Berman Fund Complex.
Information About Committees
The Board has established several standing committees to oversee particular aspects of the Funds’ management. The standing committees of the Board are described below.
Audit Committee. The Audit Committee’s purposes are: (a) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee the accounting and financial reporting processes of the Funds and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of service providers; (b) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee the quality and integrity of the Funds’ financial statements and the independent audit thereof; (c) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee, or, as appropriate, assist Board oversight of, the Funds’ compliance with legal and regulatory requirements that relate to the Funds’ accounting and financial reporting, internal control over financial reporting and independent audits; (d) to approve prior to appointment the engagement of the Funds’ independent registered public accounting firms and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Funds’ independent registered public accounting firms; (e) to act as a liaison between the Funds’ independent registered public accounting firms and the full Board; (f) to monitor the operation of policies and procedures reasonably designed to ensure that each portfolio holding is valued in an appropriate and timely manner, reflecting information known to management about the issuer, current market conditions, and other material factors (“Pricing Procedures”); (g) to consider and evaluate, and recommend to the Board when the Committee deems it appropriate, amendments to the Pricing Procedures proposed by management, counsel, the auditors and others; and (h) from time to time, as required or permitted by the Pricing Procedures, to establish or ratify a method of determining the fair value of portfolio securities for which market prices are not readily available. Its members are Michael J. Cosgrove (Chair), Martha C. Goss (Vice Chair), Deborah C. McLean, and Peter P. Trapp.  All members are Independent Fund Trustees. During the fiscal year ended August 31, 2019, the Committee met 8 times.
Contract Review Committee. The Contract Review Committee is responsible for overseeing and guiding the process by which the Independent Fund Trustees annually consider whether to approve or renew the Trust’s principal contractual arrangements and Rule 12b-1 plans. Its members are Marc Gary, Deborah C. McLean (Chair), George W. Morriss (Vice Chair) and Candace L. Straight.  All members are Independent Fund Trustees. During the fiscal year ended August 31, 2019, the Committee met 6 times.
Ethics and Compliance Committee. The Ethics and Compliance Committee generally oversees: (a) the Trust’s program for compliance with Rule 38a-1 and the Trust’s implementation and enforcement of its compliance policies and procedures; (b) the compliance with the Trust’s Code of Ethics, which restricts the personal securities transactions, including transactions in Fund shares, of employees, officers, and trustees; (c) the activities of the Trust’s Chief Compliance Officer (“CCO”); (d) the activities of management personnel responsible for identifying, prioritizing, and managing compliance risks; (e) the adequacy and fairness of the arrangements for securities lending, if any, in a manner consistent with applicable regulatory requirements, with special emphasis on any arrangements in which a Fund deals with the manager or any affiliate of the manager as principal or agent; (f) the program by which the manager seeks to monitor and improve the quality of execution for portfolio transactions; and (g) the quarterly and annual management reports on contractual arrangements with third party intermediaries, including payments to, and the nature and quality of the services provided by such parties.  The Committee shall not assume oversight duties to the extent that such duties have been assigned by the Board expressly to another Committee of the Board (such as oversight of internal controls over financial reporting, which has been assigned to the Audit Committee.)  The Committee’s primary function is oversight.  Each investment adviser, subadviser, principal underwriter, administrator, custodian and transfer agent (collectively, “Service Providers”) is responsible for its own compliance with the federal securities laws and for devising, implementing, maintaining and updating appropriate policies, procedures and codes of ethics to ensure compliance with applicable laws and regulations and their contracts with the Funds.  The CCO is responsible for administering each Fund’s Compliance Program, including devising and implementing appropriate methods of testing compliance by the Fund and its Service Providers.  Its members are Marc Gary (Chair), Michael M. Knetter, Tom D. Seip, James G. Stavridis, and Candace L. Straight (Vice Chair). All members are Independent Fund Trustees. During the fiscal year ended August 31, 2019, the Committee met 4 times. The entire Board will receive at least annually a report on the compliance programs of the Trust and service providers and the required annual reports on the administration of the Code of Ethics and the required annual certifications from the Trust, NBIA and Green Court.

Executive Committee. The Executive Committee is responsible for acting in an emergency when a quorum of the Board of Trustees is not available; the Committee has all the powers of the Board of Trustees when the Board is not in session to the extent permitted by Delaware law.  Its members are Joseph V. Amato (Vice Chair), Robert Conti, Michael J. Cosgrove, Marc Gary, Martha C. Goss, Michael M. Knetter, Deborah C. McLean, George W. Morriss, and Tom D. Seip (Chair).  All members, except for Mr. Amato and Mr. Conti, are Independent Fund Trustees. During the fiscal year ended August 31, 2019, the Committee did not meet.
Governance and Nominating Committee. The Governance and Nominating Committee is responsible for: (a) considering and evaluating the structure, composition and operation of the Board of Trustees and each committee thereof, including the operation of the annual self-evaluation by the Board; (b) evaluating and nominating individuals to serve as Fund Trustees including as Independent Fund Trustees, as members of committees, as Chair of the Board and as officers of the Trust; (c) recommending for Board approval any proposed changes to Committee membership and recommending for Board and Committee approval any proposed changes to the Chair and Vice Chair appointments of any Committee following consultation with members of each such Committee; and (d) considering and making recommendations relating to the compensation of Independent Fund Trustees. Its members are Martha C. Goss (Chair), Michael M. Knetter, Tom D. Seip, and James G. Stavridis (Vice Chair).  All members are Independent Fund Trustees. The selection and nomination of candidates to serve as independent trustees is committed to the discretion of the current Independent Fund Trustees. The Committee will consider nominees recommended by shareholders; shareholders may send resumes of recommended persons to the attention of Claudia A. Brandon, Secretary, Neuberger Berman Equity Funds, 1290 Avenue of the Americas, New York, NY 10104. During the fiscal year ended August 31, 2019, the Committee met 2 times.
Investment Performance Committee. The Investment Performance Committee is responsible for overseeing and guiding the process by which the Board reviews Fund performance and interfacing with management personnel responsible for investment risk management.  Each Fund Trustee is a member of the Committee. Michael M. Knetter and Peter P. Trapp are the Chair and the Vice Chair, respectively, of the Committee. All members, except for Mr. Amato and Mr. Conti, are Independent Fund Trustees.  During the fiscal year ended August 31, 2019, the Committee met 4 times.
Risk Management Oversight
As an integral part of its responsibility for oversight of the Funds in the interests of shareholders, the Board oversees risk management of the Funds’ administration and operations.  The Board views risk management as an important responsibility of management.
A Fund faces a number of risks, such as investment risk, counterparty risk, valuation risk, liquidity risk, reputational risk, risk of operational failure or lack of business continuity, cybersecurity risk, and legal, compliance and regulatory risk.  Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of a Fund.  Under the overall supervision of the Board, the Funds, the Funds’ investment manager, a Fund’s sub-adviser (as applicable), and the affiliates of the investment manager and the sub-adviser, or other service providers to the Funds, employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.  Different processes, procedures and controls are employed with respect to different types of risks.
The Board exercises oversight of the investment manager’s risk management processes primarily through the Board’s committee structure.  The various committees, as appropriate, and/or, at times, the Board, meet periodically with the Chief Risk Officer, head of operational risk, the Chief Information Security Officer, the Chief Compliance Officer, the Treasurer, the Chief Investment Officers for equity, alternative and fixed income, the heads of Internal Audit, and the Funds’ independent auditor.  The committees or the Board, as appropriate, review with these individuals, among other things, the design and implementation of risk management strategies in their respective areas, and events and circumstances that have arisen and responses thereto.
The Board recognizes that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.  Moreover, reports received by the Fund Trustees as to risk management matters are typically summaries of the relevant information.  Furthermore, it is in the very nature of certain risks that they can be evaluated only as probabilities, and not as certainties.  As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations, and no risk management program can predict the likelihood or seriousness of, or mitigate the effects of, all potential risks.
Compensation and Indemnification
The Trust’s Trust Instrument provides that the Trust will indemnify its Fund Trustees and officers against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless it is adjudicated that they (a) engaged in bad faith, willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of their offices, or (b) did not act in good faith in the reasonable belief that their action was in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined (by a court or other body approving the settlement or other disposition, by a majority of disinterested trustees based upon a review of readily available facts, or in a written opinion of independent counsel) that such officers or Fund Trustees have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.
Officers and Fund Trustees who are interested persons of the Trust, as defined in the 1940 Act, receive no salary or fees from the Trust.
Effective January 1, 2018, for serving as a trustee of the Neuberger Berman Funds, each Independent Fund Trustee and any Fund Trustee who is an “interested person” of the Trust but who is not an employee of NBIA or its affiliates receives an annual retainer of $150,000, paid quarterly, and a fee of $15,000 for each of the regularly scheduled meetings he or she attends in-person or by telephone. For any additional special in-person or telephonic meeting of the Board, the Governance and Nominating Committee will determine whether a fee is warranted. To compensate for the additional time commitment, the Chair of the Audit Committee and the Chair of the Contract Review Committee each receives $20,000 per year and each Chair of the other Committees receives $15,000 per year.  No additional compensation is provided for service on a Board committee.  The Chair of the Board who is also an Independent Fund Trustee receives an additional $50,000 per year.
 The Neuberger Berman Funds reimburse Independent Fund Trustees for their travel and other out-of-pocket expenses related to attendance at Board meetings.  The Independent Fund Trustee compensation is allocated to each fund in the fund family based on a method the Board of Trustees finds reasonable.

The following table sets forth information concerning the compensation of the Fund Trustees. The Trust does not have any retirement plan for the Fund Trustees.
TABLE OF COMPENSATION
FOR FISCAL YEAR ENDED 8/31/2019
Name and Position with the Trust	Aggregate Compensation from the Trust	Total Compensation from Investment Companies in the Neuberger Berman Fund Complex Paid to Fund Trustees
Independent Fund Trustees
Michael J. Cosgrove Trustee	$94,332	$245,000
Marc Gary Trustee	$92,404	$240,000
Martha C. Goss Trustee	$92,404	$240,000
Michael M. Knetter Trustee	$92,404	$240,000
Deborah C. McLean Trustee	$94,332	$245,000
George W. Morriss Trustee	$92,404	$240,000
Tom D. Seip Chairman of the Board and Trustee	$105,903	$275,000
James G. Stavridis Trustee	$86,619	$225,000
Candace L. Straight Trustee	$86,619	$225,000
Peter P. Trapp Trustee	$86,619	$225,000
Fund Trustees who are “Interested Persons”
Joseph V. Amato President, Chief Executive Officer and Trustee	$0*	$0*
Robert Conti Trustee	$86,619	$225,000

Ownership of Equity Securities by the Fund Trustees

The following tables set forth the dollar range of securities owned by each Fund Trustee in each Fund, as of December 31, 2018.
	Dividend Growth Fund	Emerging Markets Equity Fund	Equity Income Fund	Focus Fund	Genesis Fund	Global Equity Fund	Global Real Estate Fund	Greater China Equity Fund	Guardian Fund	Int’l Equity Fund	Int’l Select Fund
Independent Fund Trustees
Michael J. Cosgrove	A	C	C	A	C	A	A	A	A	A	C
Marc Gary	A	A	A	A	A	A	A	A	A	A	A
Martha C. Goss	E	C	C	A	D	A	A	C	A	A	A
Michael M. Knetter	D	A	A	A	D	A	A	A	A	D	A
Deborah C. McLean	A	C	A	A	D	A	A	C	A	A	A
George W. Morriss	C	C	A	A	D	A	A	A	D	A	C
Tom D. Seip	A	A	A	A	E	A	A	E	E	A	A
James G. Stavridis	A	C	A	D	C	A	A	A	A	C	A
Candace L. Straight	A	A	C	A	E	A	A	A	E	E	A
Peter P. Trapp	A	E	A	A	C	A	A	A	A	A	C
Fund Trustees who are “Interested Persons”
Joseph V. Amato	A	E	A	E	A	A	A	A	A	A	E
Robert Conti	A	A	E	A	D	A	A	A	E	A	A

A = None; B = $1-$10,000; C = $10,001 - $50,000; D = $50,001-$100,000; E = over $100,000

	Intrinsic Value Fund	Large Cap Value Fund	Mid Cap Growth Fund	Mid Cap Intrinsic Value Fund	Multi-Cap Opportunities Fund	Real Estate Fund	Small Cap Growth Fund	Sustainable Equity Fund
Independent Fund Trustees
Michael J. Cosgrove^	B	C	A	A	B	A	A	A
Marc Gary^	A	A	A	A	E	A	A	A
Martha C. Goss	A	A	C	A	A	A	A	A
Michael M. Knetter	C	A	C	A	D	D	A	A
Deborah C. McLean^	A	A	A	A	A	A	A	C
George W. Morriss	A	A	E	D	A	A	C	A
Tom D. Seip	A	A	A	A	A	A	A	A
James G. Stavridis^	A	A	C	A	A	C	A	A

	Intrinsic Value Fund	Large Cap Value Fund	Mid Cap Growth Fund	Mid Cap Intrinsic Value Fund	Multi-Cap Opportunities Fund	Real Estate Fund	Small Cap Growth Fund	Sustainable Equity Fund
Candace L. Straight	E	E	E	A	A	A	A	A
Peter P. Trapp	A	A	A	A	A	A	A	A
Fund Trustees who are “Interested Persons”
Joseph V. Amato	A	A	A	A	A	A	A	A
Robert Conti	A	A	A	A	A	A	A	A
A = None; B = $1-$10,000; C = $10,001 - $50,000; D = $50,001-$100,000; E = over $100,000

The following table sets forth the aggregate dollar range of securities owned by each Fund Trustee in all the funds in the fund family overseen by the Fund Trustee, valued as of December 31, 2018.
Name of Fund Trustee	Aggregate Dollar Range of Equity Securities Held in all Registered Investment Companies Overseen by Fund Trustee in Family of Investment Companies
Independent Fund Trustees
Michael J. Cosgrove	E
Marc Gary	E
Martha C. Goss	E
Michael M. Knetter	E
Deborah C. McLean	E
George W. Morriss	E
Tom D. Seip	E
James G. Stavridis	E
Candace L. Straight	E
Peter P. Trapp	E
Fund Trustees who are “Interested Persons”
Joseph V. Amato	E
Robert Conti	E
A = None; B = $1-$10,000; C = $10,001 - $50,000; D = $50,001-$100,000; E = over $100,000

As of November 15, 2019, the Fund Trustees and officers of the Trust, as a group, owned beneficially or of record less than 1% of the outstanding shares of each Class of each Fund.

Independent Fund Trustees’ Ownership of Securities

No Independent Fund Trustee (including his/her immediate family members) owns any securities (not including shares of registered investment companies) in any Neuberger Berman entity.
INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES

Investment Manager and Administrator
NBIA serves as the investment manager to the Funds pursuant to management agreements with the Trust, dated May 4, 2009 for each Fund (except Neuberger Berman Dividend Growth Fund, Neuberger Berman Global Real Estate Fund and Neuberger Berman Greater China Equity Fund) and dated July 16, 2013 for Neuberger Berman Dividend Growth Fund, Neuberger Berman Global Real Estate Fund, Neuberger Berman Greater China Equity Fund and Neuberger Berman International Small Cap Fund (each a “Management Agreement” and collectively, the “Management Agreements”).
The Management Agreements provide, in substance, that NBIA will make and implement investment decisions for the Funds in its discretion and will continuously develop an investment program for the Funds’ assets. The Management Agreements permit NBIA to effect securities transactions on behalf of the Funds through associated persons of NBIA. The Management Agreements also specifically permit NBIA to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to the Funds.
NBIA provides to each Fund, without separate cost, office space, equipment, and facilities and the personnel necessary to perform executive, administrative, and clerical functions. NBIA pays all salaries, expenses, and fees of the officers, trustees, and employees of the Trust who are officers, directors, or employees of NBIA. One director of NBIA, who also serves as an officer of NBIA, presently serves as a Fund Trustee and/or officer of the Trust.  See “Trustees and Officers.”  Each Fund pays NBIA a management fee based on the Fund’s average daily net assets, as described below.
NBIA engages Green Court as sub-adviser to Neuberger Berman Greater China Equity Fund to choose the Fund’s investments and handle its day-to-day investment business.  See “Sub-Adviser” below.
NBIA also provides facilities, services, and personnel as well as accounting, record keeping and other services to the Funds pursuant to ten administration agreements with the Trust, one for Investor Class dated May 4, 2009, two for Trust Class dated May 4, 2009, one for Advisor Class dated May 4, 2009, two for Institutional Class dated May 4, 2009, one for Class A dated May 4, 2009, one for Class C dated May 4, 2009, one for Class R3 dated May 15, 2009, and one for Class R6 dated March 12, 2013  (each, an “Administration Agreement” and collectively the “Administration Agreements”). For such administrative services, each Class of a Fund pays NBIA a fee based on the Class’s average daily net assets, as described below.
Under each Administration Agreement, NBIA provides to each Class and its shareholders certain shareholder, shareholder-related, and other services that are not furnished by the Fund’s shareholder servicing agent or third party investment providers. NBIA provides the direct shareholder services specified in the Administration Agreements and assists the shareholder servicing agent or third party investment providers in the development and implementation of specified programs and systems to enhance overall shareholder servicing capabilities. NBIA or the third party investment provider solicits and gathers shareholder proxies, performs services connected with the qualification of each Fund’s shares for sale in various states, and furnishes other services the parties agree from time to time should be provided under the Administration Agreements.

The services provided by NBIA under the Management Agreements and Administration Agreements include, among others, overall responsibility for providing all supervisory, management, and administrative services reasonably necessary for the operation of the Funds, which may include, among others, compliance monitoring, operational and investment risk management, legal and administrative services and portfolio accounting services.  These services also include, among other things: (i) coordinating and overseeing all matters relating to the operation of the Funds, including overseeing the shareholder servicing agent, custodian, accounting services agent, independent auditors, legal counsel and other agents and contractors engaged by the Funds; (ii) assuring that all financial, accounting and other records required to be prepared and preserved by each Fund are prepared and preserved by it or on its behalf in accordance with applicable laws and regulations; (iii) assisting in the preparation of all periodic reports by the Funds to shareholders; (iv) assisting in the preparation of all reports and filings required to maintain the registration and qualification of each Fund and its shares, or to meet other regulatory or tax requirements applicable to the Fund under federal and state securities and tax laws; and (v) furnishing such office space, office equipment and office facilities as are adequate for the needs of the Funds.
NBIA also plays an active role in the daily pricing of Fund shares, provides information to the Board necessary to its oversight of certain valuation functions, and annually conducts due diligence on the outside independent pricing services.  NBIA prepares reports and other materials necessary and appropriate for the Board’s ongoing oversight of each Fund and its service providers; prepares an extensive report in connection with the Board’s annual review of the Management Agreement, Sub-Advisory Agreement, Distribution Agreements and Rule 12b-1 Plans and, in connection therewith, gathers and synthesizes materials from the Subadviser; and monitors the Subadviser’s implementation of its compliance program and code of ethics as they relate to the applicable Fund.

Each Management Agreement continues until October 31, 2020. Each Management Agreement is renewable thereafter from year to year with respect to a Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Independent Fund Trustees and (2) by the vote of a majority of the Fund Trustees or by a 1940 Act majority vote of the outstanding shares of that Fund. Each Administration Agreement continues until October 31, 2020. Each Administration Agreement is renewable thereafter from year to year with respect to a Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Independent Fund Trustees, and (2) by the vote of a majority of the Fund Trustees or by a 1940 Act majority vote of the outstanding shares of that Fund.
Each Management Agreement is terminable, without penalty, with respect to a Fund on 60 days’ written notice either by the Trust or by NBIA. Each Administration Agreement is terminable, without penalty, with respect to a Fund on 60 days’ written notice either by the Trust or by NBIA. Each Agreement terminates automatically if it is assigned.
From time to time, NBIA or a Fund may enter into arrangements with registered broker-dealers or other third parties pursuant to which it pays the broker-dealer or third party a per account fee or a fee based on a percentage of the aggregate NAV of Fund shares purchased by the broker-dealer or third party on behalf of its customers, in payment for administrative and other services rendered to such customers.

NBIA may engage one or more of foreign affiliates that are not registered under the 1940 Act (“participating affiliates”) in accordance with applicable SEC no‐action letters. As participating affiliates, whether or not registered with the SEC, the affiliates may provide designated investment personnel to associate with NBIA as “associated persons” of NBIA and perform specific advisory services for NBIA, including services for the Fund, which may involve, among other services, portfolio management and/or placing orders for securities and other instruments. The employees of a participating affiliate are designated to act for NBIA and are subject to certain NBIA policies and procedures as well as supervision and periodic monitoring by NBIA.  The Funds will pay no additional fees and expenses as a result of any such arrangements.
Third parties may be subject to federal or state laws that limit their ability to provide certain administrative or distribution related services. NBIA and the Funds intend to contract with third parties for only those services they may legally provide. If, due to a change in laws governing those third parties or in the interpretation of any such law, a third party is prohibited from performing some or all of the above-described services, NBIA or a Fund may be required to find alternative means of providing those services. Any such change is not expected to impact the Funds or their shareholders adversely.
From time to time, NBIA or its affiliates may invest “seed” capital in a Fund. These investments are generally intended to enable the Fund to commence investment operations and achieve sufficient scale. NBIA and its affiliates may, from time to time, hedge some or all of the investment exposure of the seed capital invested in the Fund.
Management and Administration Fees
For investment management services, each Fund (except Neuberger Berman Dividend Growth Fund, Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Genesis Fund, Neuberger Berman Global Real Estate Fund, Neuberger Berman Greater China Equity Fund, Neuberger Berman Integrated Large Cap Fund,Neuberger Berman International Equity Fund, Neuberger Berman International Small Cap Fund, Neuberger Berman Intrinsic Value Fund, Neuberger Berman Multi-Cap Opportunities Fund, Neuberger Berman Real Estate Fund and  Neuberger Berman Small Cap Growth Fund) pays NBIA a fee at the annual rate of 0.550% of the first $250 million of that Fund’s average daily net assets, 0.525% of the next $250 million, 0.500% of the next $250 million, 0.475% of the next $250 million, 0.450% of the next $500 million, 0.425% of the next $2.5 billion, and 0.400% of average daily net assets in excess of $4 billion.
For investment management services, Neuberger Berman Dividend Growth Fund pays NBIA a fee at the annual rate of 0.500% of the first $1.5 billion of the Fund’s average daily net assets, 0.475% of the next $2.5 billion, and 0.450% of average daily net assets in excess of $4 billion.
For investment management services, Neuberger Berman Emerging Markets Equity Fund pays NBIA a fee at the annual rate of 1.000% of the first $250 million of the Fund’s average daily net assets, 0.975% of the next $250 million, 0.950% of the next $250 million, 0.925% of the next $250 million, 0.900% of the next $500 million, 0.875% of the next $2.5 billion, and 0.850% of average daily net assets in excess of $4 billion.

For investment management services, Neuberger Berman Genesis Fund pays NBIA a fee at the annual rate of 0.850% of the first $250 million of that Fund’s average daily net assets, 0.800% of the next $250 million, 0.750% of the next $250 million, 0.700% of the next $250 million, 0.650% of the next $13 billion, and 0.600% average daily net assets in excess of $14 billion.  Prior to April 25, 2017, Neuberger Berman Genesis Fund paid NBIA a fee at the annual rate of 0.850% of the first $250 million of that Fund’s average daily net assets, 0.800% of the next $250 million, 0.750% of the next $250 million, 0.700% of the next $250 million and 0.650% of average daily net assets in excess of $1 billion.
For investment management services, each of Neuberger Berman Global Real Estate Fund and Neuberger Berman Real Estate Fund pays NBIA a fee at the annual rate of 0.800% of the Fund’s average daily net assets.
For investment management services, Neuberger Berman Greater China Equity Fund pays NBIA a fee at the annual rate of 1.100% of the first $1 billion of the Fund’s average daily net assets, and 0.950% of average daily net assets in excess of $1 billion.
For investment management services, Neuberger Berman Integrated Large Cap Fund pays NBIA a fee at the annual rate of 0.200% of the Fund’s average daily net assets.  Prior to September 3, 2019, Neuberger Berman Integrated Large Cap Fund paid NBIA a fee at the annual rate of 0.550% of the Fund’s average daily net assets. Prior to December 8, 2016, Neuberger Berman Integrated Large Cap Fund paid NBIA a fee at the annual rate of 0.750% of the first $250 million of the Fund’s average daily net assets, 0.725% of the next $250 million, 0.700% of the next $250 million, 0.675% of the next $250 million, 0.650% of the next $500 million, 0.625% of the next $2.5 billion, and 0.600% of average daily net assets in excess of $4 billion.
For investment management services, Neuberger Berman International Equity Fund pays NBIA a fee at the annual rate of 0.850% of the first $250 million of that Fund’s average daily net assets, 0.825% of the next $250 million, 0.800% of the next $250 million, 0.775% of the next $250 million, 0.750% of the next $500 million, 0.725% of the next $1 billion, and 0.700% of average daily net assets in excess of $2.5 billion.
For investment management services, Neuberger Berman International Small Cap Fund pays NBIA a fee at the annual rate of 0.850% of the first $250 million, 0.825% of the next $250 million, 0.800% of the next $250 million, 0.775% of the next $250 million, 0.750% of the next $500 million, 0.725% of the next $2.5 billion, and 0.700% of average daily net assets in excess of $4 billion.
For investment management services, each of Neuberger Berman Intrinsic Value Fund and Neuberger Berman Small Cap Growth Fund pays NBIA a fee at the annual rate of 0.850% of the first $250 million of that Fund’s average daily net assets, 0.800% of the next $250 million, 0.750% of the next $250 million, 0.700% of the next $250 million and 0.650% of average daily net assets in excess of $1 billion.
For investment management services, Neuberger Berman Multi-Cap Opportunities Fund pays NBIA a fee at the annual rate of 0.600% of the first $250 million of the Fund’s average daily net assets, 0.575% of the next $250 million, 0.550% of the next $250 million, 0.525% of the next $250 million, 0.500% of the next $500 million, 0.475% of the next $2.5 billion, and 0.450% of average daily net assets in excess of $4 billion.
Investor Class. For administrative services, the Investor Class of each Fund pays NBIA a fee at the annual rate of 0.26% of that Class’s average daily net assets, plus certain out-of-pocket expenses for technology used for shareholder servicing and shareholder communications, subject to the prior approval of an annual budget by the Fund Trustees, including a majority of the Independent Fund Trustees, and periodic reports to the Board of Trustees on actual expenses. With a Fund’s consent, NBIA may subcontract to third parties, including investment providers, some of its responsibilities to that Fund under the Administration Agreement. In addition, a Fund may compensate third parties, including investment providers, for recordkeeping, accounting and other services.
During the fiscal years ended August 31, 2019, 2018, and 2017, the Investor Class of the Funds indicated below accrued management and administration fees as follows:
Investor Class	Management and Administration Fees Accrued for Fiscal Years Ended August 31,
	2019	2018	2017
Focus	$4,944,671	$5,283,252	$5,035,241
Genesis	$15,321,393	$16,931,004	$16,794,208
Guardian	$8,235,732	$8,483,719	$7,726,356
International Equity	$994,113	$1,162,993	$1,088,998
Large Cap Value	$8,651,834	$8,609,297	$8,516,378
Mid Cap Growth	$3,667,876	$3,689,740	$3,271,706
Mid Cap Intrinsic Value	$345,276	$326,503	$320,574
Small Cap Growth	$709,581	$621,866	$515,999
Sustainable Equity	$3,813,937	$5,224,465	$5,306,356

Trust Class and Advisor Class. For administrative services, the Trust Class and the Advisor Class of each Fund each pays NBIA a fee at the annual rate of 0.40% of that Class’s average daily net assets, plus certain out-of-pocket expenses for technology used for shareholder servicing and shareholder communications, subject to the prior approval of an annual budget by the Fund Trustees, including a majority of the Independent Fund Trustees, and periodic reports to the Board of Trustees on actual expenses. With a Fund’s consent, NBIA may subcontract to third parties, including investment providers, some of its responsibilities to that Fund under the Administration Agreement and may compensate each such third party that provides such services.  (A portion of this compensation may be derived from the Rule 12b-1 fee paid to the Distributor by Trust Class and Advisor Class of certain Funds; see “Distribution Arrangements,” below.)
During the fiscal years ended August 31, 2019, 2018 and 2017, the Trust Class of the Funds indicated below accrued management and administration fees as follows:

Trust Class	Management and Administration Fees Accrued for Fiscal Years Ended August 31,
	2019	2018	2017
Focus	$463,369	$554,135	$606,952
Genesis	$14,550,377	$16,140,046	$17,703,799
Guardian	$433,637	$508,984	$590,280
International Equity	$394,528	$546,122	$531,049
International Select	$64,230	$78,173	$73,698
Large Cap Value	$660,442	$642,049	$705,550
Mid Cap Growth	$659,414	$602,020	$565,220
Mid Cap Intrinsic Value	$84,156	$101,429	$103,263
Real Estate	$1,472,695	$1,664,206	$2,075,923
Small Cap Growth	$53,925	$48,587	$50,611
Sustainable Equity	$1,651,947	$2,030,285	$2,174,744

During the fiscal years ended August 31, 2019, 2018 and 2017, the Advisor Class of the Funds indicated below accrued management and administration fees as follows:
Advisor Class	Management and Administration Fees Accrued for Fiscal Years Ended August 31,
	2019	2018	2017
Focus	$16,574	$27,047	$35,244
Genesis	$1,769,938	$2,125,205	$2,555,526
Guardian	$1,679	$1,485	$1,643
Large Cap Value	$1,040,161	$1,223,891	$1,332,160
Mid Cap Growth	$118,233	$132,478	$106,797
Small Cap Growth	$31,550	$24,781	$22,935

Institutional Class.  For administrative services, the Institutional Class of each Fund pays NBIA a fee at the annual rate of 0.15% of the Class’s average daily net assets, plus certain out-of-pocket expenses for technology used for shareholder servicing and shareholder communications, subject to the prior approval of an annual budget by the Fund Trustees, including a majority of the Independent Fund Trustees, and periodic reports to the Board of Trustees on actual expenses. With a Fund’s consent NBIA may subcontract to third parties, including investment providers, some of its responsibilities to that Fund under the Administration Agreement and may compensate each such third party that provides such services.  In addition, a Fund may compensate third parties, including investment providers, for recordkeeping, accounting or other services.

During the fiscal years ended August 31, 2019, 2018 and 2017, the Institutional Class of the Funds indicated below accrued management and administration fees as follows:
Institutional Class	Management and Administration Fees Accrued for Fiscal Years Ended August 31,
	2019	2018	2017
Dividend Growth	324,598	$299,027	$168,456
Emerging Markets Equity	$12,782,760	$10,857,519	$4,943,391
Equity Income	$7,179,547	$7,624,094	$7,306,225
Focus	$57,268	$58,969	$50,164
Genesis	$23,262,745	$28,259,542	$29,389,048
Global Real Estate	$26,716	$20,754	$19,350
Greater China Equity	$671,104	$1,304,367	$1,127,663
Guardian	$510,234	$493,493	$426,502
Integrated Large Cap	$29,806	$31,745	$28,985
International Equity	$13,870,350	$14,212,693	$11,966,832
International Select	$935,069	$1,336,741	$1,490,229
International Small Cap	$54,305	$43,114	$5,325*
Intrinsic Value	$5,775,354	$7,504,118	$6,402,692
Large Cap Value	$1,191,187	$603,371	$483,822
Mid Cap Growth	$1,857,766	$2,217,808	$1,997,801
Mid Cap Intrinsic Value	$329,010	$306,845	$179,365
Multi-Cap Opportunities	$9,580,364	$12,431,444	$11,891,454
Real Estate	$1,693,582	$1,675,942	$2,025,508
Small Cap Growth	$405,408	$136,972	$103,646
Sustainable Equity	$5,345,108	$5,516,724	$4,936,545
* Data is from the commencement of operations to the end of the applicable fiscal year.  The date of the commencement of operations of a Fund’s Institutional Class follows the name of the Fund: Neuberger Berman International Small Cap Fund (December 8, 2016).
Class A and Class C.  For administrative services, Class A and Class C of each Fund each pays NBIA a fee at the annual rate of 0.26% of that Class’s average daily net assets, plus certain out-of-pocket expenses for technology used for shareholder servicing and shareholder communications, subject to the prior approval of an annual budget by the Fund Trustees, including a majority of the Independent Fund Trustees, and periodic reports to the Board of Trustees on actual expenses. With the Fund’s consent, NBIA may subcontract to third parties, including investment providers, some of its responsibilities to the Fund under the Administration Agreement, and may compensate each such third party that provides such services.  (A portion of this compensation may be derived from the Rule 12b-1 fee paid to the Distributor by Class A and Class C of each Fund; see “Distribution Arrangements,” below.)
During the fiscal years ended August 31, 2019, 2018 and 2017, Class A of the Funds indicated below accrued management and administration fees as follows:
Class A@	Management and Administration Fees Accrued for Fiscal Years Ended August 31,
	2019	2018	2017
Dividend Growth	$12,428	$14,044	$5,872
Emerging Markets Equity	$546,505	$737,203	$506,905
Equity Income	$1,079,654	$1,391,690	$1,646,194
Focus	$23,193	$24,386	$24,766
Global Real Estate	$3,486	$3,179	$4,093
Greater China Equity	$94,468	$266,730	$62,133
Guardian	$34,179	$39,789	$44,680
Integrated Large Cap	$2,734	$4,359	$3,335
International Equity	$586,852	$760,548	$834,700
International Select	$26,538	$36,982	$36,030
International Small Cap	$1,878	$3,055	$2,413*
Intrinsic Value	$236,368	$194,445	$345,334
Large Cap Value	$115,418	$25,933	$23,988
Mid Cap Growth	$269,737	$370,024	$494,926
Mid Cap Intrinsic Value	$83,042	$78,101	$93,221
Multi-Cap Opportunities	$460,227	$523,126	$476,112
Real Estate	$619,860	$740,388	$1,008,847
Small Cap Growth	$251,979	$46,515	$36,206
Sustainable Equity	$761,613	$884,023	$882,419
@ As of August 31, 2019, Class A of Neuberger Berman Genesis Fund had not yet commenced operations.  Therefore, there is no data to report.
* Data is from the commencement of operations to the end of the applicable fiscal year.  The date of the commencement of operations of a Fund’s Class A follows the name of the Fund: Neuberger Berman International Small Cap Fund (December 8, 2016).

During the fiscal years ended August 31, 2019, 2018 and 2017, Class C of the Funds indicated below accrued management and administration fees as follows:
Class C@	Management and Administration Fees Accrued for Fiscal Years Ended August 31,
	2019	2018	2017
Dividend Growth	$22,255	$24,580	$15,546
Emerging Markets Equity	$121,964	$125,637	$70,702
Equity Income	$1,608,258	$1,984,599	$2,303,762
Focus	$10,985	$13,856	$15,705
Global Real Estate	$3,319	$2,974	$2,725
Greater China Equity	$2,436	$4,064	$2,365
Guardian	$13,472	$13,129	$14,163
Integrated Large Cap	$863	$934	$1,110
International Equity	$115,207	$151,783	$142,874
International Select	$15,189	$20,323	$24,126
International Small Cap	$1,443	$1,583	$937*
Intrinsic Value	$215,242	$242,139	$250,051
Large Cap Value	$46,379	$15,968	$17,794
Mid Cap Growth	$78,666	$79,682	$76,444
Mid Cap Intrinsic Value	$15,542	$19,760	$23,069
Multi-Cap Opportunities	$331,423	$340,915	$315,788
Real Estate	$121,171	$165,544	$239,314
Small Cap Growth	$40,189	$25,631	$20,337
Sustainable Equity	$399,278	$433,069	$400,046
@ As of August 31, 2019, Class C of Neuberger Berman Genesis Fund had not yet commenced operations.  Therefore, there is no data to report.
* Data is from the commencement of operations to the end of the applicable fiscal year.  The date of the commencement of operations of a Fund’s Class C follows the name of the Fund: Neuberger Berman International Small Cap Fund (December 8, 2016).
Class R3.  For administrative services, Class R3 of each Fund pays NBIA a fee at the annual rate of 0.26% of the Class’s average daily net assets, plus certain out-of-pocket expenses for technology used for shareholder servicing and shareholder communications, subject to the prior approval of an annual budget by the Fund Trustees, including a majority of the Independent Fund Trustees, and periodic reports to the Board of Trustees on actual expenses. With the Fund’s consent, NBIA may subcontract to third parties, including investment providers, some of its responsibilities to the Fund under the Administration Agreement, and may compensate each such third party that provides such services. (A portion of this compensation may be derived from the Rule 12b-1 fee paid to the Distributor by this Class of each Fund; see “Distribution Arrangements,” below.)
During the fiscal years ended August 31, 2019, 2018 and 2017, Class R3 of the Funds indicated below accrued management and administration fees as follows:
Class R3	Management and Administration Fees Accrued for Fiscal Years Ended August 31,
	2019	2018	2017
Emerging Markets Equity	$13,281	$20,068	$15,108
Equity Income	$13,772	$13,943	$14,831
Guardian	$1,896	$3,282	$4,125
International Select	$22,458	$35,306	$35,830
Large Cap Value	$4,085	$1,504	$750
Mid Cap Growth	$308,086	$108,239	$104,060
Mid Cap Intrinsic Value	$17,276	$16,493	$11,334
Real Estate	$192,413	$187,158	$227,705
Small Cap Growth	$32,292	$16,180	$11,309
Sustainable Equity	$235,609	$279,728	$270,436

Class R6.  For administrative services, Class R6 of each Fund pays NBIA a fee at the annual rate of 0.05% of the Class’s average daily net assets, plus certain out-of-pocket expenses for technology used for shareholder servicing and shareholder communications, subject to the prior approval of an annual budget by the Fund Trustees, including a majority of the Independent Fund Trustees, and periodic reports to the Board of Trustees on actual expenses. Prior to December 6, 2018, Class R6 of each Fund paid NBIA a fee at the annual rate of 0.08% of the Class’s average daily net assets for administrative services, plus certain out-of-pocket expenses for technology used for shareholder servicing and shareholder communications, subject to the prior approval of an annual budget by the Fund Trustees, including a majority of the Independent Fund Trustees, and periodic reports to the Board of Trustees on actual expenses.

During the fiscal years ended August 31, 2019, 2018 and 2017, Class R6 of the Funds indicated below accrued management and administration fees as follows:
Class R6	Management and Administration Fees Accrued for Fiscal Years Ended August 31,
	2019	2018	2017
Dividend Growth	$156	$161	$268
Emerging Markets Equity	$1,818,760	$1,730,940	$1,204,007
Genesis	$29,181,067	$28,391,563	$27,206,954
Guardian	$62*	-	-
International Equity	$658,145	$1,636,886	$492,740
International Select	$115,910	$61,265	$22,607*
International Small Cap	$2,073	$2,449	$1,577 *
Intrinsic Value	$211*	-	-
Large Cap Value	$162*	-	-
Mid Cap Growth	$2,349,903	$1,934,410	$1,317,856
Mid Cap Intrinsic Value	$63*	-	-
Real Estate	$527,823	$481,118	$382,603
Small Cap Growth	$15,343*	-	-
Sustainable Equity	$1,434,513	$1,673,419	$1,827,734
* Data is from the commencement of operations to the end of the applicable fiscal year. The date of the commencement of operations of a Fund’s Class R6 follows the name of the Fund: Neuberger Berman Guardian Fund (March 29, 2019), Neuberger Berman International Select Fund (April 17, 2017), Neuberger Berman International Small Cap Fund (December 8, 2016), Neuberger Berman Intrinsic Value Fund (January 19, 2019), Neuberger Berman Large Cap Value Fund (January 19, 2019), Neuberger Berman Mid Cap Intrinsic Value Fund (March 29, 2019) and Neuberger Berman Small Cap Growth Fund (September 7, 2018).
Contractual Expense Limitations
NBIA has contractually undertaken, during the respective period noted below, to waive fees and/or reimburse annual operating expenses of each Class of each Fund listed below so that its total operating expenses (excluding interest, taxes, brokerage commissions, dividend and interest expenses relating to short sales, acquired fund fees and expenses, and extraordinary expenses, if any) (“Operating Expenses”) do not exceed the rate per annum noted below.  Commitment fees relating to borrowings are treated as interest for purposes of this exclusion. Because the contractual undertaking excludes certain expenses, a Fund’s net expenses may exceed its contractual expense limitation.
Each Fund listed agrees to repay NBIA out of assets attributable to each of its respective Classes noted below for any fees waived by NBIA under the expense limitation or any Operating

Expenses NBIA reimburses in excess of the expense limitation, provided that the repayment does not cause that Class’ Operating Expenses to exceed the expense limitation in place at the time the fees were waived and/or the expenses were reimbursed, or the expense limitation in place at the time the Fund repays NBIA, whichever is lower. Any such repayment must be made within three years after the year in which NBIA incurred the expense.
With respect to any Fund, the appropriateness of these undertakings is determined on a Fund-by-Fund and Class-by-Class basis.
Fund	Class	Limitation Period	Expense Limitation
Dividend Growth	Institutional	08/31/2023	0.69%
	A	08/31/2023	1.05%
	C	08/31/2023	1.80%
	R6****	08/31/2023	0.59%
Emerging Markets Equity	A	08/31/2023	1.50%
	C	08/31/2023	2.25%
	Institutional	08/31/2023	1.25%
	R3	08/31/2023	1.91%
	R6****	08/31/2023	1.15%
Equity Income	A	08/31/2023	1.16%
	C	08/31/2023	1.91%
	Institutional	08/31/2023	0.80%
	R3	08/31/2023	1.41%
Focus	Trust	8/31/2023	1.50%
	Advisor	08/31/2023	1.50%
	Institutional	08/31/2023	0.75%
	A	08/31/2023	1.11%
	C	08/31/2023	1.86%
Genesis*	Trust	08/31/2023	1.50%
	Advisor	08/31/2023	1.50%
	Institutional	08/31/2023	0.85%
	A	08/31/2023	1.21%
	C	08/31/2023	1.96%
	R6	08/31/2023	0.75%
	R3	08/31/2023	1.51%
Global Real Estate	A	08/31/2023	1.36%
	C	08/31/2023	2.11%
	Institutional	08/31/2023	1.00%
Greater China Equity	A	08/31/2023	1.86%
	C	08/31/2023	2.61%
	Institutional	08/31/2023	1.50%

Fund	Class	Limitation Period	Expense Limitation
Guardian	Trust	08/31/2023	1.50%
	Advisor	08/31/2023	1.50%
	Institutional	08/31/2023	0.75%
	A	08/31/2023	1.11%
	C	08/31/2023	1.86%
	R3	08/31/2023	1.36%
	R6	08/31/2023	0.65%
Integrated Large Cap**	A	08/31/2023	0.76%
	C	08/31/2023	1.51%
	Institutional	08/31/2023	0.40%
International Equity	Institutional	08/31/2023	0.85%
	Investor	08/31/2023	1.40%
	Trust	08/31/2023	2.00%
	A	08/31/2023	1.21%
	C	08/31/2023	1.96%
	R6****	08/31/2023	0.75%
	R3	08/31/2023	1.76%
International Select***	Trust	08/31/2023	1.15%
	Institutional	08/31/2023	0.80%
	A	08/31/2023	1.16%
	C	08/31/2023	1.91%
	R3	08/31/2023	1.41%
	R6****	08/31/2023	0.70%
International Small Cap	Institutional	08/31/2023	1.05%
	A	08/31/2023	1.41%
	C	08/31/2023	2.16%
	R6****	08/31/2023	0.95%
Intrinsic Value	Institutional	08/31/2023	1.00%
	A	08/31/2023	1.36%
	C	08/31/2023	2.11%
	R6****	08/31/2023	0.90%
Large Cap Value	Trust	08/31/2023	1.50%
	Advisor	08/31/2023	1.50%
	Institutional	08/31/2023	0.70%
	A	08/31/2023	1.11%
	C	08/31/2023	1.86%
	R3	08/31/2023	1.36%
	R6****	08/31/2023	0.60%
Mid Cap Growth	Trust	08/31/2023	1.50%

Fund	Class	Limitation Period	Expense Limitation
	Advisor	08/31/2023	1.50%
	Institutional	08/31/2023	0.75%
	A	08/31/2023	1.11%
	C	08/31/2023	1.86%
	R3	08/31/2023	1.36%
	R6	08/31/2023	0.65%
Mid Cap Intrinsic Value	Investor	08/31/2023	1.50%
	Trust	08/31/2023	1.25%
	Institutional	08/31/2023	0.85%
	A	08/31/2023	1.21%
	C	08/31/2023	1.96%
	R3	08/31/2023	1.46%
	R6	08/31/2023	0.75%
Multi-Cap Opportunities	Institutional	08/31/2023	1.00%
	A	08/31/2023	1.36%
	C	08/31/2023	2.11%
Real Estate	Trust	08/31/2023	1.50%
	Institutional	08/31/2023	0.85%
	A	08/31/2023	1.21%
	C	08/31/2023	1.96%
	R3	08/31/2023	1.46%
	R6****	08/31/2023	0.75%
Small Cap Growth	Investor	08/31/2023	1.30%
	Trust	08/31/2023	1.40%
	Advisor	08/31/2023	1.60%
	Institutional	08/31/2023	0.90%
	A	08/31/2023	1.26%
	C	08/31/2023	2.01%
	R3	08/31/2023	1.51%
	R6****	08/31/2023	0.80%
Sustainable Equity	Trust	08/31/2023	1.50%
	Institutional	08/31/2023	0.75%
	A	08/31/2023	1.11%
	C	08/31/2023	1.86%
	R3	08/31/2023	1.36%
	R6****	08/31/2023	0.65%
*     Prior to October 16, 2017: 0.78% (Class R6)
**   Prior to September 3, 2019: 1.11% (Class A); 1.86% (Class C); 0.75% (Institutional Class)
*** Prior to December 8, 2016: 1.25% (Trust Class); 0.90% (Institutional Class); 1.30% (Class A); 2.00% (Class C); 1.51% (Class R3); 0.83% (Class R6)
**** Prior to December 6, 2018, the expense limitation for Class R6 of the Fund was higher by 0.03%.

NBIA reimbursed each Class of each Fund listed below the following amount of expenses pursuant to the Fund’s contractual expense limitation:

	Expenses Reimbursed for Fiscal Years Ended August 31,
Fund	2019	2018	2017
Dividend Growth – Class A	$9,695	$11,408	$8,372
Dividend Growth – Class C	$15,075	$17,402	$20,432
Dividend Growth – Class R6	$158	$158	$484
Dividend Growth – Institutional Class	$253,857	$245,104	$258,355
Emerging Markets Equity – Class A	$51,901	$92,255	$91,792
Emerging Markets Equity – Class C	$9,302	$12,202	$11,097
Emerging Markets Equity – Class R3	$245	$24	$1,161
Emerging Markets Equity – Class R6	$0	$7,769	$88,158
Emerging Markets Equity – Institutional Class	$0	$231,794	$460,088
Focus – Class A	$261	$312	$580
Focus – Class C	$193	$137	$336
Focus – Institutional Class	$114	$0	$209
Genesis Class R6	$3,159	$872,606	$0
Global Real Estate – Class A	$27,482	$30,605	$38,044
Global Real Estate – Class C	$26,045	$28,315	$25,661
Global Real Estate – Institutional Class	$227,837	$220,996	$202,973
Greater China Equity – Class A	$30,826	$28,600	$9,343
Greater China Equity – Class C	$801	$536	$322
Greater China Equity – Institutional Class	$173,901	$79,507	$164,058
Guardian – Class R3	$91	$20	$88
Guardian – Class R6	$36*	-	-
Integrated Large Cap – Class A	$23,143	$30,042	$24,676
Integrated Large Cap – Class C	$7,214	$6,624	$8,112
Integrated Large Cap – Institutional Class	$286,177	$259,479	$239,590
International Equity – Class A	$35,772	$59,940	$0
International Equity – Class C	$7,523	$12,453	$0
International Equity – Institutional Class	$877,385	$1,186,829	$0
International Equity – Class R6	$48,635	$146,965	$0
International Select – Class A	$5,946	$6,671	$3,816
International Select – Class C	$3,369	$3,656	$2,278
International Select – Class R3	$5,140	$6,179	$3,513
International Select – Institutional Class	$223,768	$244,239	$141,368
International Select – Trust Class	$17,860	$18,565	$12,594
International Select – Class R6	$31,580	$13,555	$1,906*
International Small Cap – Class A	$9,070	$16,926	$65,158*
International Small Cap – Class C	$6,779	$8,534	$25,270*
International Small Cap – Institutional	$281,758	$257,330	$159,342*
International Small Cap – Class R6	$11,852	$15,753	$50,711*

	Expenses Reimbursed for Fiscal Years Ended August 31,
Fund	2019	2018	2017
Intrinsic Value – Class A	$15,978	$8,931	$21,955
Intrinsic Value – Class C	$8,765	$4,695	$9,376
Intrinsic Value – Institutional	$246,027	$93,339	$205,715
Intrinsic Value – Class R6	$22*	-	-
Large Cap Value – Class R3	$0	$3	$70
Large Cap Value – Class R6	$17*	-	-
Mid Cap Growth – Class C	$0	$0	$0
Mid Cap Growth – Class R3	$0	$0	$80
Mid Cap Intrinsic Value – Class A	$9,892	$13,941	$4,690
Mid Cap Intrinsic Value – Class C	$2,255	$3,434	$1,218
Mid Cap Intrinsic Value – Class R3	$2,681	$3,348	$629
Mid Cap Intrinsic Value – Institutional Class	$47,471	$61,130	$5,015
Mid Cap Intrinsic Value – Trust Class	$5,026	$9,030	$0
Mid Cap Intrinsic Value – Class R6	$45*	-	-
Real Estate – Class A	$122,879	$145,323	$193,727
Real Estate – Class C	$25,121	$33,477	$47,102
Real Estate – Class R3	$41,328	$39,632	$46,018
Real Estate – Class R6	$127,316	$110,981	$85,221
Real Estate – Institutional Class	$367,084	$355,600	$418,961
Small Cap Growth – Advisor Class	$6,659	$8,542	$8,126
Small Cap Growth – Class A	$87,247	$25,896	$20,750
Small Cap Growth – Class C	$16,005	$14,080	$11,214
Small Cap Growth – Class R3	$14,401	$9,492	$6,935
Small Cap Growth – Institutional Class	$153,070	$81,452	$61,816
Small Cap Growth – Investor Class	$176,976	$248,687	$221,840
Small Cap Growth – Trust Class	$13,037	$17,589	$19,320
Small Cap Growth – Class R6	$5,032*	-	-
* Data is from the commencement of operations to the end of the applicable fiscal year.  The date of the commencement of operations of a Fund’s Class R6 follows the name of the Fund: Neuberger Berman Guardian Fund (March 29, 2019), Neuberger Berman International Select Fund (April 17, 2017), and Neuberger Berman International Small Cap Fund (December 8, 2016), Neuberger Berman Intrinsic Value Fund (January 19, 2019), Neuberger Berman Large Cap Value Fund (January 19, 2019), Neuberger Berman Mid Cap Intrinsic Value Fund (March 29, 2019) and Neuberger Berman Small Cap Growth Fund (September 7, 2018). The date of the commencement of operations of a Fund’s Class A, Class C, and Institutional Class follows the name of the Fund: Neuberger Berman International Small Cap Fund (December 8, 2016).

Each Class of each Fund listed below repaid NBIA the following amounts of expenses that NBIA had reimbursed to each Class.

	Expenses Repaid for Fiscal Years Ended August 31,
Fund	2019	2018	2017
Emerging Markets Equity – Class R6	$28,306	$0	$0
Emerging Markets Equity – Institutional Class	$40,374	$0	$0
Focus – Institutional Class	$0	$315	$0
Genesis – Class R6	$0	$0	$65,989
Genesis – Institutional Class	$0	$0	$111,353
Guardian – Advisor Class	$0	$0	$0
International Equity – Class A	$0	$0	$7,768
International Equity – Class C	$0	$0	$774
International Equity – Class R6	$0	$0	$0
International Equity – Institutional Class	$0	$0	$211,730
Large Cap Value – Class C	$0	$0	$0
Large Cap Value – Institutional Class	$0	$983	$5,448
Large Cap Value – Class R3	$183	$0	$0
Mid Cap Growth – Class A	$0	$0	$12,921
Mid Cap Growth – Class C	$0	$3,164	$625
Mid Cap Growth – Class R3	$945	$2,863	$0
Mid Cap Growth – Class R6	$0	$0	$0
Mid Cap Growth – Institutional Class	$0	$0	$0
Mid Cap Intrinsic Value – Trust Class	$0	$0	$1,431

Voluntary Expense Limitations
In addition, NBIA has voluntarily undertaken to waive and/or reimburse certain expenses of each Class of each Fund listed below.  Each undertaking, which can be terminated, increased, or decreased by NBIA without notice to the Fund, is not subject to recovery by NBIA, and which may or may not change in the future, is in addition to the contractual undertaking described above.

Fund	Voluntary Expense Limitation
Real Estate – Trust Class	1.04%
Small Cap Growth – Investor Class	1.18%
Small Cap Growth – Advisor Class	1.44%
Small Cap Growth – Trust Class	1.29%

The table below shows the amounts reimbursed by NBIA pursuant to voluntary expense limitations:
	Expenses Reimbursed for Fiscal Years Ended August 31,
Fund	2019	2018	2017
International Select – Class A	$0	$0	$733
Real Estate – Trust Class	$471,881	$525,955	$643,395
Small Cap Growth – Investor Class	$74,246	$50,426	$41,834
Small Cap Growth – Trust Class	$4,698	$1,167	$1,215
Small Cap Growth – Advisor Class	$4,020	$1,783	$1,652

Effective October 22, 2019, the Manager has voluntarily agreed to waive its management fee in the amount of 0.10% of the average daily net assets of the Neuberger Berman International Equity Fund. This undertaking is terminable by NBIA without notice to the Fund, is not subject to recovery by the Manager and may change in the future. Prior to October 22, 2019, effective April 5, 2019, the Manager had voluntarily agreed to waive its management fee in the amount of 0.14% of the average daily net assets of the Fund. Prior to April 5, 2019, effective November 15, 2018, the Manager had voluntarily agreed to waive its management fee in the amount of 0.07% of the average daily net assets of the Fund. Prior to November 15, 2018, effective November 1, 2017, the Manager had voluntarily agreed to waive its management fee in the amount of 0.04% of the average daily net assets of the Fund. Prior to November 1, 2017, effective June 1, 2017, the Manager had voluntarily agreed to waive its management fee in the amount of 0.15% of the average daily net assets of the Fund. Prior to June 1, 2017, effective May 1, 2015, the Manager had voluntarily agreed to waive its management fee in the amount of 0.18% of the average daily net assets of the Fund. For the years ended August 31, 2017, 2018 and 2019, such waived fees amounted to $2,700,998, $1,135,111 and $1,611,037 respectively, for the Fund.

Effective October 22, 2019, the Manager has voluntarily agreed to waive its management fee in the amount of 0.21% of the average daily net assets of the Neuberger Berman Mid Cap Intrinsic Value Fund. This undertaking is terminable by NBIA without notice to the Fund, is not subject to recovery by the Manager and may change in the future. Prior to October 22, 2019, effective June 18, 2019, the Manager had voluntarily agreed to waive its management fee in the amount of 0.33% of the average daily net assets of the Fund. Prior to June 18, 2019, effective April 5, 2019, the Manager had voluntarily agreed to waive its management fee in the amount of 0.05% of the average daily net assets of the Fund. Prior to April 5, 2019, effective November 15, 2018, the Manager had voluntarily agreed to waive its management fee in the amount of 0.03% of the average daily net assets of the Fund. Prior to November 15, 2018, effective November 1, 2017, the Manager had agreed to remove the voluntary waiver of its management fee of the Fund. Prior to November 1, 2017, effective December 19, 2016, the Manager had voluntarily agreed to waive its management fee in the amount of 0.19% of the average daily net assets of the Fund. Prior to December 19, 2016, effective September 1, 2016, the Manager had voluntarily agreed to waive its management fee in the amount of 0.15% of the average daily net assets of the Fund. For the years ended August 31, 2017, 2018 and 2019, such waived fees amounted to $163,915, $30,924 and $110,106 respectively, for the Fund.
For so long as a Fund invests any assets in an affiliated underlying fund, NBIA undertakes to waive a portion of the Fund's advisory fee equal to the advisory fee it receives from such affiliated underlying fund on those assets, as described in the Fund’s prospectus. This undertaking may not be terminated without the consent of the Board of Trustees.
Sub-Adviser
NBIA retains Green Court Capital Management Limited (“Green Court”), located at 20/F Jardine House, 1 Connaught Place, Hong Kong, as sub-adviser with respect to Neuberger Berman Greater China Equity Fund pursuant to a sub-advisory agreement dated April 28, 2017 (“Sub-Advisory Agreement”).  The fee paid to Green Court by NBIA is governed by its Sub-Advisory Agreement. Information related to Green Court has been provided by Green Court.
Pursuant to the Sub-Advisory Agreement, NBIA has delegated responsibility for the Fund’s day-to-day management to Green Court. The Sub-Advisory Agreement provides in substance that Green Court will make and implement investment decisions for the Fund in its discretion and will continuously develop an investment program for the Fund’s assets. The Sub-Advisory Agreement permits Green Court to effect securities transactions on behalf of the Fund through associated persons of Green Court. The Sub-Advisory Agreement also specifically permits Green Court to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to the Fund.
The Sub-Advisory Agreement continues until October 31, 2020, and is renewable from year to year thereafter, subject to approval of its continuance in the same manner as the Management Agreement. The Sub-Advisory Agreement is subject to termination, without penalty, with respect to the Fund by the Fund Trustees or by a 1940 Act majority vote of the outstanding shares of the Fund, by NBIA, or by Green Court on not less than 30 nor more than 60 days’ prior written notice to the Fund. The Sub-Advisory Agreement also terminates automatically with respect to the Fund if it is assigned or if the Management Agreement terminates with respect to the Fund.
During the fiscal year ended August 31, 2019, the amount of sub-advisory fees paid to Green Court was $364,880. During the fiscal year ended August 31, 2019, the aggregate amount paid by the Manager to Green Court as a percentage of average net assets was 0.60%.  Prior to April 28, 2017, sub-advisory services were provided by an affiliated sub-adviser.
Portfolio Manager Information
The table below lists the Portfolio Manager(s) of each Fund and the Fund(s) for which the Portfolio Manager has day-to-day management responsibility.
Portfolio Manager	Fund(s) Managed
Chad Bruso	Neuberger Berman Small Cap Growth Fund

Portfolio Manager	Fund(s) Managed
David Bunan	Neuberger Berman International Small Cap Fund
Elias Cohen	Neuberger Berman International Equity Fund Neuberger Berman International Select Fund
Timothy Creedon	Neuberger Berman Focus Fund
Robert W. D’Alelio	Neuberger Berman Genesis Fund
Ingrid S. Dyott	Neuberger Berman Sustainable Equity Fund
Jacob Gamerman	Neuberger Berman Integrated Large Cap Fund
Michael C. Greene	Neuberger Berman Mid Cap Intrinsic Value Fund
Simon Griffiths	Neuberger Berman Integrated Large Cap Fund
William Hunter	Neuberger Berman Dividend Growth Fund Neuberger Berman Equity Income Fund
Brian C. Jones	Neuberger Berman Global Real Estate Fund Neuberger Berman Real Estate Fund
Charles Kantor	Neuberger Berman Guardian Fund
David Kiefer	Neuberger Berman Dividend Growth Fund
Anton Kwang	Neuberger Berman Global Real Estate Fund
Sajjad S. Ladiwala	Neuberger Berman Sustainable Equity Fund
Richard Levine	Neuberger Berman Equity Income Fund
James F. McAree	Neuberger Berman Intrinsic Value Fund
Trevor Moreno	Neuberger Berman Small Cap Growth Fund
Richard S. Nackenson	Neuberger Berman Multi-Cap Opportunities Fund
Benjamin H. Nahum	Neuberger Berman Intrinsic Value Fund
Alexandra Pomeroy	Neuberger Berman Equity Income Fund
Hari Ramanan	Neuberger Berman Focus Fund
Marc Regenbaum	Neuberger Berman Guardian Fund
Brett S. Reiner	Neuberger Berman Genesis Fund
Conrad Saldanha	Neuberger Berman Emerging Markets Equity Fund
Eli M. Salzmann	Neuberger Berman Large Cap Value Fund
Benjamin Segal	Neuberger Berman International Equity Fund Neuberger Berman International Select Fund Neuberger Berman International Small Cap Fund
Steve Shigekawa	Neuberger Berman Global Real Estate Fund Neuberger Berman Real Estate Fund

Portfolio Manager	Fund(s) Managed
Amit Solomon	Neuberger Berman Intrinsic Value Fund
Gregory G. Spiegel	Neuberger Berman Genesis Fund
Gillian Tiltman	Neuberger Berman Global Real Estate Fund
Shawn Trudeau	Neuberger Berman Equity Income Fund
Kenneth J. Turek	Neuberger Berman Mid Cap Growth Fund Neuberger Berman Small Cap Growth Fund
Judith M. Vale	Neuberger Berman Genesis Fund

Accounts Managed
The table below describes the accounts for which each Portfolio Manager has day-to-day management responsibility as of August 31, 2019, unless otherwise indicated.

Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($ millions)

Chad Bruso***
Registered Investment Companies*	1	240	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	-	-	-	-
David Bunan***
Registered Investment Companies*	1	6	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	-	-	-	-
Elias Cohen***
Registered Investment Companies*	7	3,374	-	-
Other Pooled Investment Vehicles	8	600	-	-
Other Accounts**	13	2,342	1	300
Timothy Creedon***
Registered Investment Companies*	1	679	-	-
Other Pooled Investment Vehicles	6	4,378	-	-
Other Accounts**	40	314	1	203
Robert W. D’Alelio***
Registered Investment Companies*	2	11,292	-	-

Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($ millions)
Other Pooled Investment Vehicles	1	366	-	-
Other Accounts**	105	2,959	2	845
Ingrid S. Dyott***
Registered Investment Companies*	3	2,480	-	-
Other Pooled Investment Vehicles	4	289	-	-
Other Accounts**	870	2,626	-	-
Jacob Gamerman***
Registered Investment Companies*	1	4	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	-	-	-	-
Michael C. Greene***
Registered Investment Companies*	4	660	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	92	153	-	-
Simon Griffiths***
Registered Investment Companies*	3	54	-	-
Other Pooled Investment Vehicles	28	3,130	-	-
Other Accounts**	19	849	10	684
William Hunter***
Registered Investment Companies*	2	1,526	-	-
Other Pooled Investment Vehicles	3	105	-	-
Other Accounts**	3,065	3,995	20	22
Brian C. Jones***
Registered Investment Companies*	3	885	-	-
Other Pooled Investment Vehicles	16	591	-	-
Other Accounts**	19	53	1	0
Charles Kantor***
Registered Investment Companies*	3	3,563	-	-
Other Pooled Investment Vehicles	4	357	1	38
Other Accounts**	2,033	2,684	-	-

Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($ millions)
David Kiefer***
Registered Investment Companies*	2	1,526	-	-
Other Pooled Investment Vehicles	3	105	-	-
Other Accounts**	3,065	3,995	20	22
Anton Kwang***
Registered Investment Companies*	1	4	-	-
Other Pooled Investment Vehicles	1	4	-	-
Other Accounts**	-	-	-	-
Sajjad S. Ladiwala***
Registered Investment Companies*	3	2,480	-	-
Other Pooled Investment Vehicles	4	289	-	-
Other Accounts**	870	2,626	-	-
Richard Levine***
Registered Investment Companies*	2	1,526	-	-
Other Pooled Investment Vehicles	3	105	-	-
Other Accounts**	3,065	3,995	20	22
James F. McAree***
Registered Investment Companies*	1	611	-	-
Other Pooled Investment Vehicles	1	95	-	-
Other Accounts**	-	-	-	-
Trevor Moreno ***
Registered Investment Companies*	1	240	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	-	-	-	-
Richard S. Nackenson***
Registered Investment Companies*	2	1,408	-	-
Other Pooled Investment Vehicles	1	690	-	-
Other Accounts**	755	1,449	-	-
Benjamin H. Nahum***

Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($ millions)
Registered Investment Companies*	3	759	-	-
Other Pooled Investment Vehicles	2	99	-	-
Other Accounts**	1,290	1,480	1	215
Alexandra Pomeroy***
Registered Investment Companies*	2	1,526	-	-
Other Pooled Investment Vehicles	3	105	-	-
Other Accounts**	3,065	3,995	20	22
Hari Ramanan***
Registered Investment Companies*	1	679	-	-
Other Pooled Investment Vehicles	6	4,378	-	-
Other Accounts**	3	1	-	-
Marc Regenbaum***
Registered Investment Companies*	3	3,563	-	-
Other Pooled Investment Vehicles	4	357	1	38
Other Accounts**	2,033	2,684	-	-
Brett S. Reiner***
Registered Investment Companies*	2	11,292	-	-
Other Pooled Investment Vehicles	1	366	-	-
Other Accounts**	105	2,959	2	845
Conrad Saldanha***
Registered Investment Companies*	2	1,699	-	-
Other Pooled Investment Vehicles	19	3,338	1	216
Other Accounts**	45	2,098	2	367
Eli M. Salzmann***
Registered Investment Companies*	1	1,784	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	6	8	-	-
Benjamin Segal***
Registered Investment Companies*	8	3,380	-	-
Other Pooled Investment Vehicles	9	601	-	-

Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($ millions)
Other Accounts**	713	2,807	1	300
Steve Shigekawa***
Registered Investment Companies*	3	885	-	-
Other Pooled Investment Vehicles	16	591	-	-
Other Accounts**	19	53	1	0
Amit Solomon***
Registered Investment Companies*	1	611	-	-
Other Pooled Investment Vehicles	1	95	-	-
Other Accounts**	-	-	-	-
Gregory G. Spiegel***
Registered Investment Companies*	1	10,253	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	77	71	-	-
Gillian Tiltman***
Registered Investment Companies*	1	4	-	-
Other Pooled Investment Vehicles	1	4	-	-
Other Accounts**	-	-	-	-
Shawn Trudeau***
Registered Investment Companies*	2	1,526	-	-
Other Pooled Investment Vehicles	3	105	-	-
Other Accounts**	3,065	3,995	20	22
Kenneth J. Turek***
Registered Investment Companies*	4	2,465	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	-	-	-	-
Judith M. Vale***
Registered Investment Companies*	2	11,292	-	-
Other Pooled Investment Vehicles	1	366	-	-
Other Accounts**	105	2,959	2	845

* Registered Investment Companies include all funds managed by the Portfolio Manager, including the Funds.
** Other Accounts include: Institutional Separate Accounts, Sub-Advised Accounts, and Managed Accounts (WRAP Accounts).
*** A portion of certain accounts may be managed by other Portfolio Managers; however, the total assets of such accounts are included even though the Portfolio Manager listed is not involved in the day-to-day management of the entire account.

Conflicts of Interest
NBIA Conflicts of Interest
Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one Fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees, as the Portfolio Manager must allocate his or her time and investment ideas across multiple funds and accounts.  The Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities held by a Fund, and which may include transactions that are directly contrary to the positions taken by a Fund.  For example, a Portfolio Manager may engage in short sales of securities for another account that are the same type of securities in which a Fund it manages also invests.  In such a case, the Portfolio Manager could be seen as harming the performance of the Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall.  Additionally, if a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, a Fund may not be able to take full advantage of that opportunity. There may also be regulatory limitations that prevent a Fund from participating in a transaction that another account or fund managed by the same Portfolio Manager will invest. For example, the 1940 Act prohibits the Funds from participating in certain transactions with certain of its affiliates and from participating in “joint” transactions alongside certain of its affiliates. The prohibition on “joint” transactions may limit the ability of the Funds to participate alongside its affiliates in privately negotiated transactions unless the transaction is otherwise permitted under existing regulatory guidance and may reduce the amount of privately negotiated transactions that the Funds may participate. Further, the Manager may take an investment position or action for a fund or account that may be different from, inconsistent with, or have different rights than (e.g., voting rights, dividend or repayment priorities or other features that may conflict with one another), an action or position taken for one or more other funds or accounts, including a Fund, having similar or different objectives.  A conflict may also be created by investing in different parts of an issuer’s capital structure (e.g., equity or debt, or different positions in the debt structure).  Those positions and actions may adversely impact, or in some instances benefit, one or more affected accounts, including the funds.  Potential conflicts may also arise because portfolio decisions and related actions regarding a position held for a fund or another account may not be in the best interests of a position held by another fund or account having similar or different objectives. If one account were to buy or sell portfolio securities shortly before another account bought or sold the same securities, it could affect the price paid or received by the second account.  Securities selected for funds or accounts other than a Fund may outperform the securities selected for the Fund.  Finally, a conflict of interest may arise if the Manager and a Portfolio Manager have a financial incentive to favor one account over another, such as a performance-based management fee that applies to one account but not all funds or accounts for which the Portfolio Manager is responsible. In the ordinary course of operations certain businesses within the Neuberger Berman organization (the “Firm”) may seek access to material non-public information.  For instance, NBIA loan portfolio managers may utilize material non-public information in purchasing loans and from time to time, may be offered the opportunity on behalf of applicable clients to participate on a creditors committee, which participation may provide access to material non-public information.  The Firm maintains procedures that address the process by which material non-public information may be acquired intentionally by the Firm. When considering whether to acquire material non-public information, the Firm will take into account the interests of all clients and will endeavor to act fairly to all clients.  The intentional acquisition of material non-public information may give rise to a potential conflict of interest since the Firm may be prohibited from rendering investment advice to clients regarding the public securities of such issuer and thereby potentially limiting the universe of public securities that the Firm, including a Fund, may purchase or potentially limiting the ability of the Firm, including a Fund, to sell such securities.  Similarly, where the Firm declines access to (or otherwise does not receive) material non-public information regarding an issuer, the portfolio managers may base investment decisions for its clients, including a Fund, with respect to loan assets of such issuer solely on public information, thereby limiting the amount of information available to the portfolio managers in connection with such investment decisions.
NBIA and each Fund have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
Potential Conflicts of Interest
Green Court and its affiliates are actively engaged in advisory and management services for multiple collective investment vehicles and managed accounts.  These other Green Court accounts may also trade a substantially similar strategy to the Fund’s strategy, investing in the Greater China Region and in the Greater China Companies (“Greater China Accounts”).  Certain of these Greater China Accounts may charge performance fees which may create an incentive for the principals to manage such accounts in a more speculative manner than the other Greater China Accounts or other Green Court accounts that do not charge performance fees.
The performance of other Green Court accounts, including the Greater China Accounts, and the Fund may differ for various other reasons, including: different inflows and outflows of capital; variations in strategy; redemption and/or withdrawal rights; regulatory restrictions, including UCITS restrictions (generally not applicable to the Fund, but which are applicable to certain other Greater China Accounts); and other differences (collectively, the “Differences”).
Certain Greater China Accounts may take both long and short positions, potentially enabling them to have significantly more flexibility in responding to declining markets, as well as capitalising on individual equities identified by the Green Court as likely to underperform, than the Fund.

Positions taken by the Greater China Accounts or other Green Court accounts may also dilute or otherwise negatively affect the values, prices or investment strategies associated with positions held by the Fund and may cause the Fund to incur higher costs than it otherwise would.
The Fund’s predominantly “long-biased” investment mandate may cause it to underperform other Greater China Accounts.
Green Court and its affiliates may make the same or different trades for the Fund and the other Greater China Accounts, and may cause the Fund to buy or sell a position at the same time that another Greater China Account is selling or buying the same position.
Green Court and its affiliates allocate investment opportunities on what they believe to be an equitable basis between the Fund and other Greater China Accounts pursuant to procedures it has adopted, however, the Fund may not be able to take full advantage of that opportunity because of the Differences and therefore the opportunity may need to be allocated among all or many of these accounts.
For these reasons, among others, Green Court, its affiliates and its principals have potential and actual conflicts of interest in managing the Fund, the Greater China Accounts and other Green Court accounts.
Compensation of Portfolio Managers
NBIA Compensation of Portfolio Managers

Our compensation philosophy is one that focuses on rewarding performance and incentivizing our employees.  We are also focused on creating a compensation process that we believe is fair, transparent, and competitive with the market.

Compensation for Portfolio Managers consists of fixed (salary) and variable (bonus) compensation but is more heavily weighted on the variable portion of total compensation and is paid from a team compensation pool made available to the portfolio management team with which the Portfolio Manager is associated.  The size of the team compensation pool is determined based on a formula that takes into consideration a number of factors including the pre-tax revenue that is generated by that particular portfolio management team, less certain adjustments. The bonus portion of the compensation is discretionary and is determined on the basis of a variety of criteria, including investment performance (including the aggregate multi-year track record), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of Neuberger Berman. Certain Portfolio Managers may manage products other than mutual funds, such as high net worth separate accounts. For the management of these accounts, a Portfolio Manager may generally receive a percentage of pre-tax revenue determined on a monthly basis less certain deductions. The percentage of revenue a Portfolio Manager receives pursuant to this arrangement will vary based on certain revenue thresholds.

The terms of our long-term retention incentives are as follows:

Employee-Owned Equity.  Certain employees (primarily senior leadership and investment professionals) participate in Neuberger Berman’s equity ownership structure, which was designed to incentivize and retain key personnel. In addition, in prior years certain employees may have elected to have a portion of their compensation delivered in the form of equity. We also offer an equity acquisition program which allows employees a more direct opportunity to invest in Neuberger Berman.

For confidentiality and privacy reasons, we cannot disclose individual equity holdings or program participation.

Contingent Compensation.   Certain employees may participate in the Neuberger Berman Group Contingent Compensation Plan (the “CCP”) to serve as a means to further align the interests of our employees with the success of the firm and the interests of our clients, and to reward continued employment.   Under the CCP, up to 20% of a participant’s annual total compensation in excess of $500,000 is contingent and subject to vesting. The contingent amounts are maintained in a notional account that is tied to the performance of a portfolio of Neuberger Berman investment strategies as specified by the firm on an employee-by-employee basis.  By having a participant’s contingent compensation tied to Neuberger Berman investment strategies, each employee is given further incentive to operate as a prudent risk manager and to collaborate with colleagues to maximize performance across all business areas.  In the case of members of investment teams, including Portfolio Managers, the CCP is currently structured so that such employees have exposure to the investment strategies of their respective teams as well as the broader Neuberger Berman portfolio.

Restrictive Covenants.  Most investment professionals, including Portfolio Managers, are subject to notice periods and restrictive covenants which include employee and client non-solicit restrictions as well as restrictions on the use of confidential information. In addition, depending on participation levels, certain senior professionals who have received equity grants have also agreed to additional notice and transition periods and, in some cases, non-compete restrictions. For confidentiality and privacy reasons, we cannot disclose individual restrictive covenant arrangements.

Green Court Compensation of Portfolio Managers

Our compensation philosophy is one that focuses on rewarding performance and incentivizing our team members.  We consider a variety of factors in determining fixed and variable compensation for team members, including firm performance, individual performance, overall contribution to the team, collaboration with colleagues across the firm, effective partnering with clients to achieve goals, risk management and the overall investment performance.  It is our foremost goal to create a compensation process that is fair, transparent, and competitive with the market.

Green Court’s investment professionals receive a fixed salary and are eligible for an annual bonus.  The annual bonus for an individual investment professional is paid from a "bonus pool". The amount available in the bonus pool is determined based on a number of factors including the revenue that is generated by the firm.  Once the final size of the available bonus pool is determined, individual bonuses are determined based on a number of factors including, but not limited to, the aggregate investment performance of all strategies the individual manages and/or is associated with, individual contribution to investment performance of the firm’s strategies, accuracy of investment recommendations, utilization of business resources, business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of Green Court.

GCCML’s parent company, Green Court Management Holdings LLC, is majority owned by a holding company wholly owned by Green Court team members.  Green Court investment professionals are the majority shareholders of that company.  We believe team ownership to be important to incentivizing and retaining key investment professionals.

Green Court also has in place a deferred compensation plan whereby a percentage of an eligible participant's total compensation is deferred and tied to the performance of one or more of the firm’s investment strategies.  By having a participant's deferred compensation tied to Green Court’s investment strategies, each eligible team member is given further incentive to operate as a prudent risk manager and to collaborate with colleagues to maximize performance across all business areas.
Ownership of Securities
Set forth below is the dollar range of equity securities beneficially owned by each Portfolio Manager in the Fund(s) that the Portfolio Manager manages, as of August 31, 2019, unless otherwise indicated. Beneficial ownership includes a Portfolio Manager's direct investments, investments by immediate family members, and notional amounts invested through contingent compensation plans.
Portfolio Manager	Fund(s) Managed	Dollar Range of Equity Securities Owned in the Fund
Chad Bruso	Neuberger Berman Small Cap Growth Fund	C
David Bunan	Neuberger Berman International Small Cap Fund	E
Elias Cohen	Neuberger Berman International Equity Fund	E
	Neuberger Berman International Select Fund	E
Timothy Creedon	Neuberger Berman Focus Fund	E
Robert W. D’Alelio	Neuberger Berman Genesis Fund	G
Ingrid S. Dyott	Neuberger Berman Sustainable Equity Fund	G
Jacob Gamerman	Neuberger Berman Integrated Large Cap Fund	A

Portfolio Manager	Fund(s) Managed	Dollar Range of Equity Securities Owned in the Fund
Michael C. Greene	Neuberger Berman Mid Cap Intrinsic Value Fund	E
Simon Griffiths	Neuberger Berman Integrated Large Cap Fund	A
William Hunter	Neuberger Berman Dividend Growth Fund	E
	Neuberger Berman Equity Income Fund	E
Brian C. Jones	Neuberger Berman Global Real Estate Fund	B
	Neuberger Berman Real Estate Fund	C
Charles Kantor	Neuberger Berman Guardian Fund	F
David Kiefer	Neuberger Berman Dividend Growth Fund	G
Anton Kwang	Neuberger Berman Global Real Estate Fund	B
Sajjad S. Ladiwala	Neuberger Berman Sustainable Equity Fund	G
Richard Levine	Neuberger Berman Equity Income Fund	G
James F. McAree	Neuberger Berman Intrinsic Value Fund	E
Trevor Moreno	Neuberger Berman Small Cap Growth Fund	B
Richard S. Nackenson	Neuberger Berman Multi-Cap Opportunities Fund	G
Benjamin H. Nahum	Neuberger Berman Intrinsic Value Fund	G
Alexandra Pomeroy	Neuberger Berman Equity Income Fund	G
Hari Ramanan	Neuberger Berman Focus Fund	A
Marc Regenbaum	Neuberger Berman Guardian Fund	D
Brett S. Reiner	Neuberger Berman Genesis Fund	G
Conrad Saldanha	Neuberger Berman Emerging Markets Equity Fund	F
Eli M. Salzmann	Neuberger Berman Large Cap Value Fund	F
Benjamin Segal	Neuberger Berman International Equity Fund	G
	Neuberger Berman International Select Fund	F

Portfolio Manager	Fund(s) Managed	Dollar Range of Equity Securities Owned in the Fund
	Neuberger Berman International Small Cap Fund	A
Steve Shigekawa	Neuberger Berman Global Real Estate Fund	C
	Neuberger Berman Real Estate Fund	D
Amit Solomon	Neuberger Berman Intrinsic Value Fund	F
Gregory G. Spiegel	Neuberger Berman Genesis Fund	F
Gillian Tiltman	Neuberger Berman Global Real Estate Fund	A
Shawn Trudeau	Neuberger Berman Equity Income Fund	E
Kenneth J. Turek	Neuberger Berman Mid Cap Growth Fund	G
	Neuberger Berman Small Cap Growth Fund	F
Judith M. Vale	Neuberger Berman Genesis Fund	G

A = None	E = $100,001-$500,000
B = $1-$10,000	F = $500,001-$1,000,000
C = $10,001-$50,000	G = Over $1,000,001
D =$50,001-$100,000

Set forth below is the dollar range of equity securities beneficially owned by each Portfolio Manager in the Fund(s) that the Portfolio Manager manages, as of December 31, 2019, unless otherwise indicated. Beneficial ownership includes a Portfolio Manager's direct investments, investments by immediate family members, and notional amounts invested through contingent compensation plans.

Portfolio Manager	Fund(s) Managed	Dollar Range of Equity Securities Owned in the Fund
Chad Bruso	Neuberger Berman Small Cap Growth Fund	C
David Bunan	Neuberger Berman International Small Cap Fund	E
Elias Cohen	Neuberger Berman International Equity Fund	E
	Neuberger Berman International Select Fund	E
Timothy Creedon	Neuberger Berman Focus Fund	G
Robert W. D’Alelio	Neuberger Berman Genesis Fund	G
Ingrid S. Dyott	Neuberger Berman Sustainable Equity Fund	G
Jacob Gamerman	Neuberger Berman Integrated Large Cap Fund	D
Michael C. Greene	Neuberger Berman Mid Cap Intrinsic Value Fund	E
Simon Griffiths	Neuberger Berman Integrated Large Cap Fund	A
William Hunter	Neuberger Berman Dividend Growth Fund	E
	Neuberger Berman Equity Income Fund	E
Brian C. Jones	Neuberger Berman Global Real Estate Fund	B
	Neuberger Berman Real Estate Fund	C
Charles Kantor	Neuberger Berman Guardian Fund	G
David Kiefer	Neuberger Berman Dividend Growth Fund	G
Anton Kwang	Neuberger Berman Global Real Estate Fund	B

Portfolio Manager	Fund(s) Managed	Dollar Range of Equity Securities Owned in the Fund
Sajjad S. Ladiwala	Neuberger Berman Sustainable Equity Fund	G
Richard Levine	Neuberger Berman Equity Income Fund	G
James F. McAree	Neuberger Berman Intrinsic Value Fund	E
Trevor Moreno	Neuberger Berman Small Cap Growth Fund	B
Richard S. Nackenson	Neuberger Berman Multi-Cap Opportunities Fund	G
Benjamin H. Nahum	Neuberger Berman Intrinsic Value Fund	G
Alexandra Pomeroy	Neuberger Berman Equity Income Fund	G
Hari Ramanan	Neuberger Berman Focus Fund	G
Marc Regenbaum	Neuberger Berman Guardian Fund	D
Brett S. Reiner	Neuberger Berman Genesis Fund	F
Conrad Saldanha	Neuberger Berman Emerging Markets Equity Fund	G
Eli M. Salzmann	Neuberger Berman Large Cap Value Fund	G
Benjamin Segal	Neuberger Berman International Equity Fund	G
	Neuberger Berman International Select Fund	G
	Neuberger Berman International Small Cap Fund	A
Steve Shigekawa	Neuberger Berman Global Real Estate Fund	E
	Neuberger Berman Real Estate Fund	E
Amit Solomon	Neuberger Berman Intrinsic Value Fund	F
Gregory G. Spiegel	Neuberger Berman Genesis Fund	F
Gillian Tiltman	Neuberger Berman Global Real Estate Fund	A
Shawn Trudeau	Neuberger Berman Equity Income Fund	E

Portfolio Manager	Fund(s) Managed	Dollar Range of Equity Securities Owned in the Fund
Kenneth J. Turek	Neuberger Berman Mid Cap Growth Fund	G
	Neuberger Berman Small Cap Growth Fund	G
Judith M. Vale	Neuberger Berman Genesis Fund	G

A = None	E = $100,001-$500,000
B = $1-$10,000	F = $500,001-$1,000,000
C = $10,001-$50,000	G = Over $1,000,001
D =$50,001-$100,000

Other Investment Companies or Accounts Managed
The investment decisions concerning the Funds and the other registered investment companies managed by NBIA (collectively, “Other NB Funds”) have been and will continue to be made independently of one another. In terms of their investment objectives, most of the Other NB Funds differ from the Funds. Even where the investment objectives are similar, however, the methods used by the Other NB Funds and the Funds to achieve their objectives may differ. The investment results achieved by all of the registered investment companies managed by NBIA have varied from one another in the past and are likely to vary in the future.  In addition, NBIA or its affiliates may manage one or more Other NB Funds or other accounts with similar investment objectives and strategies as the Funds that may have risks that are greater or less than the Funds.
There may be occasions when a Fund and one or more of the Other NB Funds or other accounts managed by NBIA or Green Court are contemporaneously engaged in purchasing or selling the same securities from or to third parties. When this occurs, the transactions may be aggregated to obtain favorable execution to the extent permitted by applicable law and regulations.  The transactions will be allocated according to one or more methods designed to ensure that the allocation is equitable to the funds and accounts involved. Although in some cases this arrangement may have a detrimental effect on the price or volume of the securities as to a Fund, in other cases it is believed that a Fund’s ability to participate in volume transactions may produce better executions for it. In any case, it is the judgment of the Fund Trustees that the desirability of a Fund having its advisory arrangements with NBIA outweighs any disadvantages that may result from contemporaneous transactions.
The Funds are subject to certain limitations imposed on all advisory clients of NBIA or Green Court (including the Funds, the Other NB Funds, and other managed funds or accounts) and personnel of NBIA or Green Court and their affiliates. These include, for example, limits that may be imposed in certain industries or by certain companies, and policies of NBIA or Green Court that limit the aggregate purchases, by all accounts under management, of the outstanding shares of public companies.
Codes of Ethics
The Funds and NBIA have personal securities trading policies that restrict the personal securities transactions of employees, officers, and Fund Trustees. Green Court also has personal securities trading policies that restrict the personal securities transactions of employees and officers.  Their primary purpose is to ensure that personal trading by these individuals does not disadvantage any fund managed by NBIA. The Funds’ Portfolio Managers and other investment personnel who comply with the policies’ preclearance and disclosure procedures may be permitted to purchase, sell or hold certain types of securities which also may be or are held in the funds they advise, but are restricted from trading in close conjunction with their funds or taking personal advantage of investment opportunities that may belong to the funds. Text-only versions of the Codes of Ethics can be viewed online or downloaded from the EDGAR Database on the SEC’s internet web site at www.sec.gov.
Management and Control of NBIA
NBIA is an indirect subsidiary of Neuberger Berman Group (“NBG”).  The directors, officers and/or employees of NBIA, who are deemed “control persons,” of NBIA are: Joseph Amato and Brad Tank.  Mr. Amato is a Trustee of the Trust.

NBG’s voting equity is owned by NBSH Acquisition, LLC (“NBSH”). NBSH is owned by portfolio managers, members of the NBG’s management team, and certain of NBG’s key employees and senior professionals.

Management and Control of Green Court
Green Court is a Hong Kong corporation that was formed in August 2016. Green Court is a wholly owned subsidiary of Green Court Management Holdings LLC which is, in turn, owned by Green Court Management Holdings Limited and NBG as a passive minority investor.  Green Court Management Holdings Limited is owned by Frank Yao and certain employees of Green Court.

DISTRIBUTION ARRANGEMENTS
Each Fund offers the classes of shares shown below:
Fund	Investor Class	Trust Class	Advisor Class	Institutional Class	Class A	Class C	Class R3	Class R6
Dividend Growth				X	X	X		X
Emerging Markets Equity				X	X	X	X	X
Equity Income				X	X	X	X
Focus	X	X	X	X	X	X
Genesis	X	X	X	X	X	X		X
Global Real Estate				X	X	X
Greater China Equity				X	X	X
Guardian	X	X	X	X	X	X	X	X
Integrated Large Cap				X	X	X
International Equity	X	X		X	X	X		X
International Select		X		X	X	X	X	X
International Small Cap				X	X	X		X
Intrinsic Value				X	X	X		X
Large Cap Value	X	X	X	X	X	X	X	X
Mid Cap Growth	X	X	X	X	X	X	X	X
Mid Cap Intrinsic Value	X	X		X	X	X	X	X
Multi-Cap Opportunities				X	X	X
Real Estate		X		X	X	X	X	X
Small Cap Growth	X	X	X	X	X	X	X	X
Sustainable Equity	X	X		X	X	X	X	X

Distributor
Neuberger Berman BD LLC (“Neuberger Berman” or the “Distributor”) serves as the distributor in connection with the continuous offering of each Fund’s shares. Investor Class, Advisor Class, Trust Class, Institutional Class, and Class R6 shares are offered on a no-load basis. As described in the Funds’ Prospectuses, certain classes are available only through investment providers (“Institutions”) that have made arrangements with the Distributor and/or NBIA for shareholder servicing and administration and/or entered into selling agreements with the Distributor and/or NBIA.
In connection with the sale of its shares, each Fund has authorized the Distributor to give only the information, and to make only the statements and representations, contained in the Prospectuses and this SAI or that properly may be included in sales literature and advertisements in accordance with the 1933 Act, the 1940 Act, and applicable rules of self-regulatory organizations. Sales may be made only by a Prospectus, which may be delivered personally, through the mails, or by electronic means. The Distributor is the Funds’ “principal underwriter” within the meaning of the 1940 Act.  It acts as agent in arranging for the sale of each Fund’s Investor Class, Institutional Class, and Class R6 shares without sales commission or other compensation and bears all advertising and promotion expenses incurred in the sale of those shares. The Distributor also acts as agent in arranging for the sale of each Fund’s Advisor Class, Trust Class, Class A, Class C and Class R3 shares to Institutions and bears all advertising and promotion expenses incurred in the sale of those shares.  However, for Class A shares, the Distributor receives commission revenue consisting of the portion of the Class A sales charge remaining after the allowances by the Distributor to Institutions.  For Class C shares, the Distributor receives any contingent deferred sales charges that apply during the first year after purchase.  A Fund pays the Distributor for advancing the immediate service fees and commissions paid to qualified Institutions in connection with Class C shares.
Sales charge revenues collected and retained by the Distributor for the past three fiscal years are shown in the following table.

		Sales Charge Revenue		Deferred Sales Charge Revenue
Fund	Fiscal Year Ended Aug. 31,	Amount Paid to Distributor	Amount Retained by Distributor	Amount Paid to Distributor	Amount Retained by Distributor
Dividend Growth – Class A	2019	-	-	-	-
	2018	$10,120	$1,835	-	-
	2017	$5,510	$1,158	-	-
Dividend Growth – Class C	2019	-	-	$139	-
	2018	-	-	$1,556	-
	2017	-	-	$5,376	-
Emerging Markets Equity – Class A	2019	$72,316	$12,551	-	-
	2018	$225,574	$35,657	-	-
	2017	$42,574	$6,525	-	-
Emerging Markets Equity – Class C	2019	-	-	$5,364	-
	2018	-	-	$2,472	-
	2017	-	-	$429	-

Fund	Fiscal Year Ended Aug. 31,	Amount Paid to Distributor	Amount Retained by Distributor	Amount Paid to Distributor	Amount Retained by Distributor
Equity Income – Class A	2019	$99,383	$22,327	-	-
	2018	$71,571	$12,902	-	-
	2017	$138,620	$23,386	-	-
Equity Income – Class C	2019	-	-	$4,109	-
	2018	-	-	$3,920	-
	2017	-	-	$15,079	-
Focus – Class A	2019	$528	$70	-	-
	2018	$11,380	$2,250	-	-
	2017	-	-	-	-
Focus – Class C	2019	-	-	$100	-
	2018	-	-	$24	-
	2017	-	-	-	-
Genesis – Class A	2019	-	-	-	-
	2018	-	-	-	-
	2017	-	-	-	-
Genesis – Class C	2019	-	-	-	-
	2018	-	-	-	-
	2017	-	-	-	-
Global Real Estate – Class A	2019	$116	$16	-	-
	2018	$121	$16	-	-

Fund	Fiscal Year Ended Aug. 31,	Amount Paid to Distributor	Amount Retained by Distributor	Amount Paid to Distributor	Amount Retained by Distributor
	2017	-	-	-	-
Global Real Estate – Class C	2019	-	-	-	-
	2018	-	-	-	-
	2017	-	-	$32	-
Greater China Equity – Class A	2019	-	-	-	-
	2018	$3,706	$597	-	-
	2017	$7,401	$1,002	-	-
Greater China Equity – Class C	2019	-	-	$13	-
	2018	-	-	$597	-
	2017	-	-	$448	-
Guardian – Class A	2019	$7,284	$2,909	-	-
	2018	$7,795	$1,061	-	-
	2017	$2,751	$449	-	-
Guardian – Class C	2019	-	-	-	-
	2018	-	-	-	-
	2017	-	-	$7	-
Integrated Large Cap – Class A	2019	$673	$94	-	-
	2018	$1,311	$161	-	-
	2017	$29	$1	-	-

Fund	Fiscal Year Ended Aug. 31,	Amount Paid to Distributor	Amount Retained by Distributor	Amount Paid to Distributor	Amount Retained by Distributor
Integrated Large Cap – Class C	2019	-	-	-	-
	2018	-	-	-	-
	2017	-	-	$2	-
International Equity – Class A	2019	$16,709	$4,674	-	-
	2018	$43,150	$6,261	-	-
	2017	$50,994	$9,314	-	-
International Equity – Class C	2019	-	-	$5,462	-
	2018	-	-	$855	-
	2017	-	-	$2,942	-
International Select – Class A	2019	$1,174	$185	-	-
	2018	$6,105	$1,069	-	-
	2017	$90	$19	-	-
International Select – Class C	2019	-	-	$1,094	-
	2018	-	-	$91	-
	2017	-	-	$14	-
International Small Cap– Class A	2019	-	-	-	-
	2018	-	-	-	-
	2017*	-	-	-	-

Fund	Fiscal Year Ended Aug. 31,	Amount Paid to Distributor	Amount Retained by Distributor	Amount Paid to Distributor	Amount Retained by Distributor
International Small Cap– Class C	2019	-	-	$70	-
	2018	-	-	-	-
	2017*	-	-	$104	-
Intrinsic Value – Class A	2019	$90,484	$14,500	-	-
	2018	$39,095	$7,514	-	-
	2017	$38,849	$5,260	-	-
Intrinsic Value – Class C	2019	-	-	$1,188	-
	2018	-	-	$1,252	-
	2017	-	-	$2,169	-
Large Cap Value – Class A	2019	$107,946	$17,197	-	-
	2018	$36,435	$5,591	-	-
	2017	$10,417	$1,749	-	-
Large Cap Value – Class C	2019	-	-	$1,457	-
	2018	-	-	$2,023	-
	2017	-	-	$1,231	-
Mid Cap Growth – Class A	2019	$18,487	$3,138	-	-
	2018	$44,750	$6,633	-	-
	2017	$35,832	$6,449	-	-

Fund	Fiscal Year Ended Aug. 31,	Amount Paid to Distributor	Amount Retained by Distributor	Amount Paid to Distributor	Amount Retained by Distributor
Mid Cap Growth – Class C	2019	-	-	$506	-
	2018	-	-	$310	-
	2017	-	-	$4,094	-
Mid Cap Intrinsic Value – Class A	2019	$15,060	$2,759	-	-
	2018	$19,277	$2,493	-	-
	2017	$10,890	$896	-	-
Mid Cap Intrinsic Value – Class C	2019	-	-	$411	-
	2018	-	-	$678	-
	2017	-	-	$1,512	-
Multi-Cap Opportunities– Class A	2019	$117,440	$20,686	-	-
	2018	$185,851	$26,656	-	-
	2017	$149,914	$23,704	-	-
Multi-Cap Opportunities – Class C	2019	-	-	$3,230	-
	2018	-	-	$2,589	-
	2017	-	-	$3,713	-
Real Estate – Class A	2019	$32,470	$4,776	-	-
	2018	$21,289	$3,179	-	-

Fund	Fiscal Year Ended Aug. 31,	Amount Paid to Distributor	Amount Retained by Distributor	Amount Paid to Distributor	Amount Retained by Distributor
	2017	$11,252	$2,304	-	-
Real Estate – Class C	2019	-	-	$714	-
	2018	-	-	$1,900	-
	2017	-	-	$6,170	-
Small Cap Growth – Class A	2019	$151,139	$19,434	-	-
	2018	$29,077	$4,926	-	-
	2017	$6,958	$790	-	-
Small Cap Growth – Class C	2019	-	-	$429	-
	2018	-	-	$505	-
	2017	-	-	$188	-
Sustainable Equity – Class A	2019	$131,503	$28,604	-	-
	2018	$221,066	$33,132	-	-
	2017	$265,990	$41,720	-	-
Sustainable Equity – Class C	2019	-	-	$7,091	-
	2018	-	-	$6,551	-
	2017	-	-	$8,939	-
* Data is from the commencement of operations to the end of the applicable fiscal year.  The date of the commencement of operations of a Fund’s Class A and Class C follows the name of the Fund: Neuberger Berman International Small Cap Fund (December 8, 2016).
 ^ No data available because this Class of the Fund had not yet commenced operations.
For each Fund that offers a Class that is sold directly to investors, the Distributor or one of its affiliates may, from time to time, deem it desirable to offer to shareholders of the Fund, through use of its shareholder list, the shares of other mutual funds for which the Distributor acts as distributor or other products or services. Any such use of the Funds’ shareholder lists, however, will be made subject to terms and conditions, if any, approved by a majority of the Independent Fund Trustees. These lists will not be used to offer the Funds’ shareholders any investment products or services other than those managed by NBIA or distributed by the Distributor.
From time to time, the Distributor and/or NBIA and/or their affiliates may enter into arrangements pursuant to which it compensates a registered broker-dealer or other third party for services in connection with the distribution of Fund shares.
The Trust, on behalf of each Fund, and the Distributor are parties to a Distribution Agreement with respect to the Investor Class, the Institutional Class, and Class R6, and a Distribution and Shareholder Services Agreement with respect to the Advisor Class, the Trust Class (except the Trust Class of Neuberger Berman Genesis Fund, Neuberger Berman Mid Cap Growth Fund, and Neuberger Berman International Equity Fund, as to which there is a Distribution Agreement), Class A, Class C and Class R3 (“Distribution Agreements”). The Distribution Agreements continue until October 31, 2020. The Distribution Agreements may be renewed annually with respect to a Fund if specifically approved by (1) the vote of a majority of the Independent Fund Trustees and (2) the vote of a majority of the Fund Trustees or a 1940 Act majority vote of the outstanding shares of that Fund. The Distribution Agreements may be terminated by either party and will terminate automatically on their assignment, in the same manner as the Management Agreements.
Additional Payments to Financial Intermediaries
The Distributor and/or NBIA and/or their affiliates may pay additional compensation and/or provide incentives (out of their own resources and not as an expense of the Funds) to certain brokers, dealers, or other financial intermediaries (“Financial Intermediaries”) in connection with the sale, distribution, retention and/or servicing of Fund shares.  No such payments are made with respect to Class R6 shares.

Such payments (often referred to as revenue sharing payments) are intended to provide additional compensation to Financial Intermediaries for various services, including without limitation, participating in joint advertising with a Financial Intermediary, granting the Distributor’s and/or NBIA’s and/or their affiliates’ personnel reasonable access to a Financial Intermediary’s financial advisers and consultants, and allowing the Distributor’s and/or NBIA’s and/or their affiliates’ personnel to attend conferences.  The Distributor and/or NBIA and/or their affiliates may make other payments or allow other promotional incentives to Financial Intermediaries to the extent permitted by SEC and FINRA rules and by other applicable laws and regulations.

In addition, the Distributor and/or NBIA and/or their affiliates may pay for: placing the Funds on the Financial Intermediary’s sales system, preferred or recommended fund list, providing periodic and ongoing education and training of Financial Intermediary personnel regarding the Funds; disseminating to Financial Intermediary personnel information and product marketing materials regarding the Funds; explaining to clients the features and characteristics of the Funds; conducting due diligence regarding the Funds; providing reasonable access to sales meetings, sales representatives and management representatives of a Financial Intermediary; and furnishing marketing support and other services.  Additional compensation also may include non-cash compensation, financial assistance to Financial Intermediaries in connection with conferences, seminars for the public and advertising campaigns, technical and systems support and reimbursement of ticket charges (fees that a Financial Intermediary charges its representatives for effecting transactions in Fund shares) and other similar charges.

The level of such payments made to Financial Intermediaries may be a fixed fee or based upon one or more of the following factors: reputation in the industry, ability to attract and retain assets, target markets, customer relationships, quality of service, actual or expected sales, current assets and/or number of accounts of the Fund attributable to the Financial Intermediary, the particular Fund or fund type or other measures as agreed to by the Distributor and/or NBIA and/or their affiliates and the Financial Intermediaries or any combination thereof. The amount of these payments is determined at the discretion of the Distributor and/or NBIA and/or their affiliates from time to time, may be substantial, and may be different for different Financial Intermediaries based on, for example, the nature of the services provided by the Financial Intermediary.
Receipt of, or the prospect of receiving, this additional compensation, may influence a Financial Intermediary’s recommendation of the Funds or of any particular share class of the Funds.  These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that a Fund receives to invest on behalf of an investor and will not increase Fund expenses. You should review your Financial Intermediary’s compensation disclosure and/or talk to your Financial Intermediary to obtain more information on how this compensation may have influenced your Financial Intermediary’s recommendation of a Fund.
In addition to the compensation described above, the Funds and/or the Distributor and/or NBIA and/or their affiliates may pay fees to Financial Intermediaries and their affiliated persons for maintaining Fund share balances and/or for subaccounting, administrative or transaction processing services related to the maintenance of accounts for retirement and benefit plans and other omnibus accounts (“subaccounting fees”).  Such subaccounting fees paid by the Funds may differ depending on the Fund and are designed to be equal to or less than the fees the Funds would pay to their transfer agent for similar services.  Because some subaccounting fees are directly related to the number of accounts and assets for which a Financial Intermediary provides services, these fees will increase with the success of the Financial Intermediary’s sales activities.
The Distributor and NBIA and their affiliates are motivated to make the payments described above since they promote the sale of Fund shares and the retention of those investments by clients of Financial Intermediaries.  To the extent Financial Intermediaries sell more shares of the Funds or retain shares of the Funds in their clients’ accounts, NBIA and/or its affiliates benefit from the incremental management and other fees paid to NBIA and/or its affiliates by the Funds with respect to those assets.
Distribution Plan (Trust Class Only)
The Trust, on behalf of the Fund, has also adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (“Plan”) with respect to the Trust Class of Neuberger Berman Focus Fund, Neuberger Berman Guardian Fund, Neuberger Berman International Select Fund, Neuberger Berman Large Cap Value Fund, Neuberger Berman Mid Cap Intrinsic Value Fund, Neuberger

Berman Real Estate Fund, Neuberger Berman Small Cap Growth Fund and Neuberger Berman Sustainable Equity Fund. The Plan provides that the Trust Class of each Fund will compensate the Distributor for administrative and other services provided to the Trust Class of the Fund, its activities and expenses related to the sale and distribution of Trust Class shares, and ongoing services to investors in the Trust Class of the Fund. Under the Plan, the Distributor receives from the Trust Class of each Fund a fee at the annual rate of 0.10% of that Class’s average daily net assets. The Distributor may pay up to the full amount of this fee to Institutions that make available Trust Class shares and/or provide services to the Trust Class and its shareholders. The fee paid to an Institution is based on the level of such services provided. Institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the Trust Class of a Fund during any year may be more or less than the cost of distribution and other services provided to that class of the Fund and its investors. FINRA rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust Class’s Plan complies with these rules.
The table below sets forth the amount of fees accrued for the Trust Class of the Funds indicated below:

Trust Class	Fiscal Years Ended August 31,
Fund	2019	2018	2017
Focus	$49,998	$59,931	$65,569
Guardian	$48,120	$56,588	$65,286
International Select	$6,769	$8,224	$7,760
Large Cap Value	$74,314	$71,917	$78,982
Mid Cap Intrinsic Value	$8,857	$10,684	$10,869
Real Estate	$122,764	$138,672	$172,982
Small Cap Growth	$4,324	$3,889	$4,051
Sustainable Equity	$188,969	$234,176	$250,581

Distribution Plan (Advisor Class Only)
The Trust, on behalf of the Fund, has also adopted a Plan with respect to the Advisor Class of each Fund offering Advisor Class shares.  The Plan provides that the Advisor Class of each Fund will compensate the Distributor for administrative and other services provided to the Advisor Class of the Fund, its activities and expenses related to the sale and distribution of Advisor Class shares, and ongoing services to investors in the Advisor Class of the Fund. Under the Plan, the Distributor receives from the Advisor Class of each Fund a fee at the annual rate of 0.25% of that Class’s average daily net assets. The Distributor may pay up to the full amount of this fee to Institutions that make available Advisor Class shares and/or provide services to the Advisor Class and its shareholders. The fee paid to an Institution is based on the level of such services provided. Institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the Advisor Class of a Fund during any year may be more or less than the cost of distribution and other services provided to that class of the Fund and its investors. FINRA rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Advisor Class’s Plan complies with these rules.
The table below sets forth the amount of fees accrued for the Advisor Class of the Funds indicated below:
Advisor Class	Fiscal Years Ended August 31,
Fund	2019	2018	2017
Focus	$4,472	$7,314	$9,515
Genesis	$416,657	$500,611	$602,208
Guardian	$466	$412	$455
Large Cap Value	$292,662	$342,750	$372,846
Mid Cap Growth	$33,020	$36,908	$29,473
Small Cap Growth	$6,326	$4,954	$4,590

Distribution Plan (Class A Only)
The Trust, on behalf of the Fund, has also adopted a Plan with respect to Class A of each Fund.  The Plan provides that Class A of each Fund will compensate the Distributor for administrative and other services provided to Class A of the Fund, its activities and expenses related to the sale and distribution of Class A shares, and ongoing services to investors in Class A of the Fund. Under the Plan, the Distributor receives from Class A of each Fund a fee at the annual rate of 0.25% of that Class’s average daily net assets. The Distributor may pay up to the full amount of this fee to Institutions that make available Class A shares and/or provide services to Class A and its shareholders. The fee paid to an Institution is based on the level of such services provided. Institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by Class A of each Fund during any year may be more or less than the cost of distribution and other services provided to that class of the Fund and its investors. FINRA rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. Class A’s Plan complies with these rules.
The table below sets forth the amount of fees accrued for Class A of the Funds indicated below:
Class A@	Fiscal Years Ended August 31,
Fund	2019	2018	2017
Dividend Growth	$4,091	$4,622	$1,918
Emerging Markets Equity	$113,476	$152,257	$102,097

Class A@	Fiscal Years Ended August 31,
Fund	2019	2018	2017
Equity Income	$359,674	$466,736	$553,121
Focus	$7,372	$7,764	$7,878
Global Real Estate	$822	$750	$964
Greater China Equity	$17,378	$49,068	$11,304
Guardian	$11,240	$13,097	$14,616
Integrated Large Cap	$845	$1,344	$951
International Equity	$140,926	$183,613	$199,200
International Select	$8,200	$11,423	$11,121
International Small Cap	$423	$688	$544*
Intrinsic Value	$55,319	$46,284	$81,648
Large Cap Value	$38,489	$8,606	$7,956
Mid Cap Growth	$89,349	$122,188	$161,685
Mid Cap Intrinsic Value	$25,661	$24,101	$28,800
Multi-Cap Opportunities	$144,006	$166,082	$150,943
Real Estate	$146,212	$174,709	$237,986
Small Cap Growth	$56,651	$10,470	$8,160
Sustainable Equity	$259,448	$303,916	$303,202

@ As of August 31, 2019, Class A of Neuberger Berman Genesis Fund had not yet commenced operations. Therefore, there is no data to report.
* Data is from the commencement of operations to the end of the applicable fiscal year.  The date of the commencement of operations of a Fund’s Class A follows the name of the Fund: Neuberger Berman International Small Cap Fund (December 8, 2016).
Distribution Plan (Class C Only)
The Trust, on behalf of the Fund, has also adopted a Plan with respect to Class C of each Fund.  The Plan provides that Class C of each Fund will compensate the Distributor for administrative and other services provided to Class C of the Fund, its activities and expenses related to the sale and distribution of Class C shares, and ongoing services to investors in Class C of the Fund. Under the Plan, the Distributor receives from Class C of each Fund a fee at the annual rate of 1.00% of that Class’s average daily net assets, of which 0.75% is a distribution fee and 0.25% is a service fee. The Distributor may pay up to the full amount of this fee to Institutions that make available Class C shares and/or provide services to Class C and its shareholders. The fee paid to an Institution is based on the level of such services provided. Institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by Class C of each Fund during any year may be more or less than the cost of distribution and other services provided to that class of the Fund and its investors. FINRA rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. Class C’s Plan complies with these rules.
The table below sets forth the amount of fees accrued for Class C of the Funds indicated below:
Class C@	Fiscal Years Ended August 31,
Fund	2019	2018	2017
Dividend Growth	$29,292	$32,380	$20,378
Emerging Markets Equity	$101,300	$103,751	$57,022
Equity Income	$2,139,503	$2,662,916	$3,096,231
Focus	$13,966	$17,651	$19,990
Global Real Estate	$3,132	$2,805	$2,571
Greater China Equity	$1,791	$2,986	$1,734
Guardian	$17,683	$17,280	$18,554
Integrated Large Cap	$1,065	$1,152	$1,277
International Equity	$110,660	$146,544	$136,354
International Select	$18,784	$25,074	$29,810
International Small Cap	$1,301	$1,426	$844*
Intrinsic Value	$201,625	$230,573	$236,025
Large Cap Value	$61,817	$21,218	$23,614
Mid Cap Growth	$104,126	$105,222	$99,852
Mid Cap Intrinsic Value	$19,197	$24,414	$28,524
Multi-Cap Opportunities	$412,980	$433,477	$400,227
Real Estate	$114,429	$156,256	$225,854
Small Cap Growth	$36,277	$23,077	$18,321
Sustainable Equity	$543,538	$595,464	$549,440

@ As of August 31, 2019, Class C of Neuberger Berman Genesis Fund had not yet commenced operations. Therefore, there is no data to report.
* Data is from the commencement of operations to the end of the applicable fiscal year.  The date of the commencement of operations of a Fund’s Class C follows the name of the Fund: Neuberger Berman International Small Cap Fund (December 8, 2016).

Distribution Plan (Class R3 Only)
The Trust, on behalf of the Fund, has also adopted a Plan with respect to Class R3 of each Fund offering Class R3 shares.  The Plan provides that Class R3 of each Fund will compensate the Distributor for administrative and other services provided to Class R3 of the Fund, its activities and expenses related to the sale and distribution of Class R3 shares, and ongoing services to investors in Class R3 of the Fund. Under the Plan, the Distributor receives from Class R3 of each Fund a fee at the annual rate of 0.50% of that Class’s average daily net assets, of which 0.25% is a distribution fee and 0.25% is a service fee.  The Distributor may pay up to the full amount of this fee to Institutions that make available Class R3 shares and/or provide services to Class R3 and its shareholders. The fee paid to an Institution is based on the level of such services provided. Institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by Class R3 of each Fund during any year may be more or less than the cost of distribution and other services provided to that class of the Fund and its investors. FINRA rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. Class R3’s Plan complies with these rules.
The table below sets forth the amount of fees accrued for Class R3 of the Funds indicated below:
Class R3	Fiscal Years Ended August 31,
Fund	2019	2018	2017
Emerging Markets Equity	$5,518	$8,291	$6,094
Equity Income	$9,156	$9,342	$9,982
Guardian	$1,247	$2,160	$2,701
International Select	$13,885	$21,814	$22,106
Large Cap Value	$2,727	$997	$497
Mid Cap Growth	$202,999	$71,474	$67,964
Mid Cap Intrinsic Value	$10,662	$10,178	$6,997
Real Estate	$90,764	$88,290	$107,411
Small Cap Growth	$14,594	$7,279	$5,094
Sustainable Equity	$160,252	$192,471	185,657

Distribution Plan (Trust Class, Advisor Class, Class A, Class C and Class R3)
Each Plan requires that the Distributor provide the Fund Trustees for their review a quarterly written report identifying the amounts expended by each Class and the purposes for which such expenditures were made.

Prior to approving the Plans, the Fund Trustees considered various factors relating to the implementation of each Plan and determined that there is a reasonable likelihood that the Plans will benefit the applicable Classes of the Funds and their shareholders. To the extent the Plans allow the Funds to penetrate markets to which they would not otherwise have access, the Plans may result in additional sales of Fund shares; this, in turn, may enable the Funds to achieve economies of scale that could reduce expenses. In addition, certain on-going shareholder services may be provided more effectively by Institutions with which shareholders have an existing relationship.
Each Plan is renewable from year to year with respect to a Class of a Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Fund Trustees and (2) by a vote of the majority of those Independent Fund Trustees who have no direct or indirect financial interest in the Distribution Agreement or the Plans pursuant to Rule 12b-1 under the 1940 Act (“Rule 12b-1 Trustees”). A Plan may not be amended to increase materially the amount of fees paid by any Class of any Fund thereunder unless such amendment is approved by a 1940 Act majority vote of the outstanding shares of the Class and by the Fund Trustees in the manner described above. A Plan is terminable with respect to a Class of a Fund at any time by a vote of a majority of the Rule 12b‑1 Trustees or by a 1940 Act majority vote of the outstanding shares in the Class.
From time to time, one or more of the Funds may be closed to new investors. Because the Plans for the Trust Class, Advisor Class, Class A, Class C and Class R3 shares of the Funds pay for ongoing shareholder and account services, the Board may determine that it is appropriate for a Fund to continue paying a 12b-1 fee, even though the Fund is closed to new investors.
ADDITIONAL PURCHASE INFORMATION
Share Prices and Net Asset Value
Each Fund’s shares are bought or sold at the offering price or at a price that is the Fund’s NAV per share. The NAV for each Class of a Fund is calculated by subtracting total liabilities of that Class from total assets attributable to that Class (the market value of the securities the Fund holds plus cash and other assets). Each Fund’s per share NAV is calculated by dividing its NAV by the number of Fund shares outstanding attributable to that Class and rounding the result to the nearest full cent.
Each Fund normally calculates its NAV on each day the Exchange is open once daily as of 4:00 P.M., Eastern time. Because the value of a Fund's portfolio securities changes every business day, its share price usually changes as well. In the event of an emergency or other disruption in trading on the Exchange, a Fund’s share price would still normally be determined as of 4:00 P.M., Eastern time. The Exchange is generally closed on all national holidays and Good Friday; Fund shares will not be priced on those days or other days on which the Exchange is scheduled to be closed. When the Exchange is closed for unusual reasons, Fund shares will generally not be priced although a Fund may decide to remain open and in such a case, the Fund would post a notice on www.nb.com.
A Fund generally values its investments based upon their last reported sale prices, market quotations, or estimates of value provided by an independent pricing service as of the time as of which the Fund’s share price is calculated.

A Fund uses one or more independent pricing services approved by the Board of Trustees to value its equity portfolio securities (including exchange-traded derivative instruments and securities issued by ETFs). An independent pricing service values equity portfolio securities (including exchange-traded derivative instruments and securities issued by ETFs) listed on the NYSE, the NYSE MKT LLC or other national securities exchanges, and other securities or instruments for which market quotations are readily available, at the last reported sale price on the day the securities are being valued. Securities traded primarily on the NASDAQ Stock Market are normally valued by the independent pricing service at the NASDAQ Official Closing Price (“NOCP”) provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security or other instrument on a particular day, the independent pricing services may value the security or other instrument based on market quotations.
A Fund uses one or more independent pricing services approved by the Board of Trustees to value its debt portfolio securities and other instruments, including certain derivative instruments that do not trade on an exchange. Valuations of debt securities and other instruments provided by an independent pricing service are based on readily available bid quotations or, if quotations are not readily available, by methods that include considerations such as: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Valuations of derivatives that do not trade on an exchange provided by an independent pricing service are based on market data about the underlying investments. Short-term securities with remaining maturities of less than 60 days may be valued at cost, which, when combined with interest earned, approximates market value, unless other factors indicate that this method does not provide an accurate estimate of the short-term security’s value.
NBIA has developed a process to periodically review information provided by independent pricing services for all types of securities.
Investments in non-exchange traded investment companies are valued using the respective fund’s daily calculated NAV per share. The prospectuses for these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.

If a valuation for a security is not available from an independent pricing service or if NBIA believes in good faith that the valuation received does not reflect the amount a Fund might reasonably expect to receive on a current sale of that security, the Fund seeks to obtain quotations from brokers or dealers. If such quotations are not readily available, the Fund may use a fair value estimate made according to methods the Board of Trustees has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. A Fund may also use these methods to value certain types of illiquid securities and instruments for which broker quotes are rarely, if ever, available, such as options that are out of the money, or for which no trading activity exists. Fair value pricing generally will be used if the market in which a portfolio security trades closes early or if trading in a particular security was halted during the day and did not resume prior to a Fund’s NAV calculation. Numerous factors may be considered when determining the fair value of a security or other instrument, including available analyst, media or other reports, trading in futures or ADRs, and whether the issuer of the security or other instrument being fair valued has other securities or other instruments outstanding.

The value of a Fund's investments in foreign securities is generally determined using the same valuation methods used for other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time.
If, after the close of the principal market on which a security is traded and before the time a Fund's securities are priced that day, an event occurs that NBIA deems likely to cause a material change in the value of that security, the Fund Trustees have authorized NBIA, subject to the Board’s review, to ascertain a fair value for such security. Such events may include circumstances in which the value of the U.S. markets changes by a percentage deemed significant with respect to the security in question.
The Board has approved the use of ICE Data Service (“ICE”) to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that a Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, ICE will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors.  The Board has also approved the use of ICE to evaluate the prices of foreign income securities as of the time as of which a Fund’s share price is calculated.  ICE utilizes benchmark spread and yield curves and evaluates available market activity from the local close to the time as of which a Fund’s share price is calculated to assist in determining prices for certain foreign income securities. In the case of both foreign equity and foreign income securities, in the absence of precise information about the market values of these foreign securities as of the time as of which a Fund’s share price is calculated, the Board has determined on the basis of available data that prices adjusted or evaluated in this way are likely to be closer to the prices a Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. Foreign securities are traded in foreign markets that may be open on days when the NYSE is closed. As a result, the NAV of a Fund may be significantly affected on days when shareholders do not have access to that Fund.
Under the 1940 Act, the Funds are required to act in good faith in determining the fair value of portfolio securities. The SEC has recognized that a security’s valuation may differ depending on the method used for determining value. The fair value ascertained for a security is an estimate and there is no assurance, given the limited information available at the time of fair valuation, that a security’s fair value will be the same as or close to the subsequent opening market price for that security.
Subscriptions in Kind
The Funds may from time to time accept securities in exchange for Fund shares.
Financial Intermediaries

The Funds have authorized one or more Financial Intermediaries to receive purchase and redemption orders on their behalf.  Such Financial Intermediaries are authorized to designate other administrative intermediaries to receive purchase and redemption orders on the Funds’ behalf.  A Fund will be deemed to have received a purchase or redemption order when a Financial Intermediary or its designee receives the order.  Purchase and redemption orders will be priced at the next share price or offering price to be calculated after the order has been “received in proper form” as defined in the Prospectuses.
Automatic Investing and Dollar Cost Averaging
Shareholders that hold their shares directly with a Fund (“Direct Shareholders”) may arrange to have a fixed amount automatically invested in Fund shares of that Class each month. To do so, a Direct Shareholder must complete an application, available from the Distributor, electing to have automatic investments funded either through (1) redemptions from his or her account in an eligible money market fund outside the Neuberger Berman fund family or (2) withdrawals from the shareholder’s checking account. In either case, the minimum monthly investment is $100. A Direct Shareholder who elects to participate in automatic investing through his or her checking account must include a voided check with the completed application. A completed application should be sent to Neuberger Berman Funds, P.O. Box 219189, Kansas City, MO 64121-9189.
Automatic investing enables a Direct Shareholder to take advantage of “dollar cost averaging.” As a result of dollar cost averaging, a Direct Shareholder’s average cost of Fund shares generally would be lower than if the shareholder purchased a fixed number of shares at the same pre-set intervals. Additional information on dollar cost averaging may be obtained from the Distributor.
Sales Charges
Dealer commissions and compensation
Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to sales charges. Commissions on such investments are paid to dealers at the following rates: 1.00% on amounts from $1 million to $3,999,999, 0.50% on amounts from $4 million to $29,999,999, and 0.25% on amounts from $30 million and above. Commissions are based on cumulative investments and are reset annually.
See the Funds’ Prospectuses for information regarding sales charge reductions and waivers.
ADDITIONAL EXCHANGE INFORMATION
As more fully set forth in a fund’s prospectus, if shareholders purchased Institutional Class, Investor Class, Trust Class, or Class R6 shares of a fund in the fund family directly, they may redeem at least $1,000 worth of the fund’s shares and invest the proceeds in shares of the corresponding class of one or more of the other funds in the fund family, provided that the minimum investment and other eligibility requirements of the other fund(s) are met.  Investor Class shares of a fund in the fund family may also be exchanged for Trust Class shares where the Distributor is the Institution acting as the record owner on behalf of the shareholder making the exchange. Class R6 shares of a fund in the fund family may also be exchanged for Institutional shares where (1) the Distributor is the Institution acting as the record owner on behalf of the shareholder making the exchange, and (2) Class R6 shares of the other fund in the fund family are not available (otherwise, Class R6 shares would be exchanged for Class R6 shares of the other fund in the fund family).
In addition, Grandfathered Investors (as defined in the Class A and Class C shares prospectuses) may exchange their shares (either Investor Class or Trust Class) for Class A shares where Investor Class or Trust Class shares of the other fund in the fund family are not available; otherwise, they will exchange their shares into the corresponding class of the other fund in the fund family.

            An Institution may exchange a fund’s Advisor Class, Investor Class, Trust Class, Institutional Class, Class A, Class C, Class R3, and Class R6 shares (if the shareholder did not purchase the fund’s shares directly) for shares of the corresponding class of one or more of the other funds in the fund family, if made available through that Institution.  Most Institutions allow you to take advantage of the exchange program.
If shareholders purchased shares of a fund in the fund family directly, with the exception of Class R6, they may exchange those shares for shares of the following eligible money market funds (and classes): Investment Class shares of State Street Institutional U.S. Government Money Market Fund and Investment Class shares of State Street Institutional Treasury Plus Money Market Fund. An investor may exchange shares of an eligible money market fund for shares of a particular class of a fund in the Neuberger Berman fund family only if the investor holds, through the Distributor, both shares of that eligible money market fund and shares of that particular class of that fund in the Neuberger Berman fund family.
Exchanges are generally not subject to any applicable sales charges.  However, exchanges from eligible money market funds are subject to any applicable sales charges on the fund in the Neuberger Berman fund family being purchased, unless the eligible money market fund shares were acquired through an exchange from a fund in the Neuberger Berman fund family having a sales charge or by reinvestment or cross-reinvestment of dividends or other distributions from a fund in the Neuberger Berman fund family having a sales charge.
Most investment providers allow you to take advantage of the exchange program.  Please contact your investment provider or the Distributor for further information on exchanging your shares.
Before effecting an exchange, fund shareholders must obtain and should review a currently effective prospectus of the fund into which the exchange is to be made. An exchange is treated as a redemption (sale) and purchase, respectively, of shares of the two funds for federal income tax purposes and, depending on the circumstances, a capital gain or loss may be realized on the exchange.
A fund may terminate or materially alter its exchange privilege without notice to shareholders.

ADDITIONAL REDEMPTION INFORMATION
Suspension of Redemptions
The right to redeem a Fund’s shares may be suspended or payment of the redemption price postponed (1) when the NYSE is closed, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or fairly to determine the value of its net assets, or (4) for such other period as the SEC may by order permit for the protection of the Fund’s shareholders. Applicable SEC rules and regulations shall govern whether the conditions prescribed in (2) or (3) exist. If the right of redemption is suspended, shareholders may withdraw their offers of redemption, or they will receive payment at the NAV per share in effect at the close of business on the first day the NYSE is open (“Business Day”) after termination of the suspension.
Redemptions in Kind
Each Fund reserves the right, under certain conditions, to honor any request for redemption by making payment in whole or in part in securities valued as described in “Share Prices and Net Asset Value” above. If payment is made in securities, a shareholder or Institution generally will incur brokerage expenses or other transaction costs in converting those securities into cash and will be subject to fluctuation in the market prices of those securities until they are sold. The Funds do not redeem in kind under normal circumstances, but would do so when NBIA or the Fund Trustees determine that it is in the best interests of a Fund’s shareholders as a whole or the transaction is otherwise effected in accordance with procedures adopted by the Fund’s Trustees.
CONVERSION INFORMATION
If consistent with your investment provider’s program, Advisor Class, Investor Class, and Trust Class shares of a Fund that have been purchased by an investment provider on behalf of clients participating in (i) certain qualified group retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans), profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans or (ii) investment programs in which the clients pay a fixed or asset-based fee, may be converted into Institutional Class shares of the same Fund if the investment provider satisfies any then-applicable eligibility requirements for investment in Institutional Class shares of the Fund.  If consistent with your investment provider’s policy and/or investment program, Class A and Class C shares of a Fund that have been purchased by an investment provider on behalf of clients may be converted into Institutional Class shares of the same Fund provided any then-applicable eligibility requirements for investment in Institutional Class shares of the Fund are satisfied.
Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C, and Class R3 shares of a Fund may be converted to Class R6 shares of the same Fund, provided that any eligibility requirements of Class R6 shares are met and the investment provider determines such conversion is consistent with its policy and/or investment program.

Investor Class, Trust Class, Advisor Class and Institutional Class may be converted into Class A shares of the same Fund in connection with investor initiated transfers from fee-based advisory accounts to transaction-based brokerage accounts at the same intermediary provided that: (i) the intermediary does not offer the Class of shares the investor held in the fee-based advisory account in its brokerage accounts; and (ii) the financial intermediary agrees to provide each impacted investor with prior notice about the conversion and disclosure about increases in the expenses of Class A shares compared to the Class of shares the investor held in the fee-based advisory account.
Class C shares that are no longer subject to a CDSC will be automatically converted into Class A shares of the same Fund at the end of the month following the tenth anniversary of the purchase date. Class C shares acquired through reinvestment of distributions will convert into Class A shares based on the date of the initial purchase of the shares on which the distribution was paid.
Class C shares held through a financial intermediary in an omnibus account will be converted into Class A shares only if the financial intermediary can document that the shareholder has met the required holding period. It is the financial intermediary’s (and not a Fund’s) responsibility to keep records and to ensure that the shareholder is credited with the proper holding period. Not all financial intermediaries are able to track purchases to credit individual shareholders’ holding periods. In particular, group retirement plans held through third party intermediaries that hold Class C shares in an omnibus account may not track participant level share lot aging.
In addition, a financial intermediary may sponsor and/or control programs or platforms that impose a different conversion schedule or eligibility requirements for conversions of Class C shares. In these cases, Class C shares of certain shareholders may not be eligible for conversion as described above. A Fund has no responsibility for overseeing, monitoring or implementing a financial intermediary’s process for determining whether a shareholder meets the required holding period for conversion or for effecting such conversion.
Please consult with your financial intermediary about your eligibility to exercise the Class C conversion privilege.
When an investor’s account is transferred to an investment provider that does not offer the Class the investor held with their prior investment provider, at the request of the investment provider, shares of one Class of a Fund may be converted to shares of another Class in the same Fund provided that:  (1) the investor qualifies for the new Class, and (2) if the new Class has a higher expense ratio, the investment provider demonstrates that the investor consented in writing, which shall serve as prior notice of the change, to the conversion.
Conversions will be effected at net asset value without the imposition of any sales load, fee or other charges by the Fund.  The Board may from time to time approve a Plan of Share Class conversion for any Class of shares.
In general, conversions of one Class for a different Class of the same Fund should not result in the realization by the investor of a taxable capital gain or loss for U.S. federal income tax purposes, provided that the transaction is undertaken and processed, with respect to any shareholder, as a conversion transaction. Shareholders should consult their tax advisors as to the federal, state, local and non-U.S. tax consequences of an intra-Fund conversion.
Please contact your investment provider about any fees that it may charge. Share conversion privileges may not be available for all accounts and may not be offered at all investment providers.
DIVIDENDS AND OTHER DISTRIBUTIONS
Each Fund distributes to its shareholders substantially all of the net investment income it earns (by Class, after deducting expenses attributable to the Class) and any net capital gains (both long-term and short-term) and net gains from foreign currency transactions, if any, it realizes that are allocable to that Class. A Fund’s net investment income, for financial accounting purposes, consists of all income accrued on its assets less accrued expenses but does not include net capital and foreign currency gains and losses. Net investment income and realized gains and losses of each Fund are reflected in its NAV until they are distributed. Each Fund calculates its net investment income and NAV per share as of the close of regular trading on the NYSE on each Business Day (usually 4:00 p.m. Eastern time).
Each Fund normally pays dividends from net investment income and distributions of net realized capital and foreign currency gains, if any, once annually, in December, except that Neuberger Berman Equity Income Fund, Neuberger Berman Global Real Estate Fund and Neuberger Berman Real Estate Fund each distributes substantially all of its net investment income (after deducting expenses), if any, near the end of each calendar quarter.
Each Fund’s dividends and other distributions are automatically reinvested in additional shares of the distributing Class of the Fund, unless the shareholder elects to receive them in cash (“cash election”). If you use an investment provider, you must consult it about whether your dividends and other distributions from a Fund will be reinvested in additional shares of the distributing Class of the Fund or paid to you in cash. To the extent dividends and other distributions are subject to federal, state, and/or local income taxation, they are taxable to the shareholders whether received in cash or reinvested in additional Fund shares.
Direct Shareholders may make a cash election on the original account application or at a later date by writing to Neuberger Berman Funds, P.O. Box 219189, Kansas City, MO 64121-9189. Cash distributions can be paid by check or through an electronic transfer to a bank account or used to purchase shares of another fund in the fund family, designated in the shareholder’s original account application. A cash election with respect to any Fund remains in effect until the shareholder notifies DST Asset Manager Solutions, Inc. (“DST”) in writing (at the above address) to discontinue the election.

If it is determined that the U.S. Postal Service cannot properly deliver a Fund’s mailings to a shareholder for 180 days, the Fund will terminate the shareholder’s cash election and the shareholder’s dividends and other distributions thereafter will automatically be reinvested in additional Fund shares of the distributing Class until the shareholder requests in writing to DST or the Fund that the cash election be reinstated.

Dividend or other distribution checks that are not cashed or deposited within 180 days from being issued will be reinvested in additional shares of the distributing Class of the relevant Fund at the NAV per share on the day the check is reinvested. No interest will accrue on amounts represented by uncashed dividend or other distribution checks.
ADDITIONAL TAX INFORMATION
Taxation of the Funds
To continue to qualify for treatment as a RIC, each Fund, which is treated as a separate corporation for federal tax purposes, must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, the excess of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) (“Distribution Requirement”) and must meet several additional requirements. With respect to each Fund, these requirements include the following:
(1) the Fund must derive at least 90% of its gross income each taxable year from (a) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from Financial Instruments) derived with respect to its business of investing in securities or those currencies and (b) net income from an interest in a “qualified publicly traded partnership” (i.e., a “publicly traded partnership” that is treated as a partnership for federal tax purposes and satisfies certain qualifying income requirements but derives less than 90% of its gross income from the items described in clause (a)) (“QPTP”) (“Income Requirement”); and
(2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, Government securities, securities of other RICs, and other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes), and (b) not more than 25% of the value of its total assets may be invested in (i) the securities (other than Government securities or securities of other RICs) of any one issuer, (ii) the securities (other than securities of other RICs) of two or more issuers the Fund controls (by owning 20% or more of their voting power) that are determined to be engaged in the same, similar, or related trades or businesses, or (iii) the securities of one or more QPTPs (collectively, “Diversification Requirements”).
If a Fund invests cash collateral received in connection with securities lending in an unregistered fund (as noted above under “Investment Information -- Cash Management and Temporary Defensive Positions”), the Fund generally will be treated as (1) owning a proportionate share of the unregistered fund’s assets for purposes of determining the Fund’s compliance with the Diversification Requirements and certain other provisions (including the provision that permits it to enable its shareholders to get the benefit of foreign taxes it pays, as described below) and (2) being entitled to the income on that share for purposes of determining whether it satisfies the Income Requirement.

By qualifying for treatment as a RIC, a Fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. If a Fund failed to qualify for that treatment for any taxable year -- either (1) by failing to satisfy the Distribution Requirement, even if it satisfied the Income and Diversification Requirements, or (2) by failing to satisfy the Income Requirement and/or either Diversification Requirement and was unable, or determined not, to avail itself of Code provisions that enable a RIC to cure a failure to satisfy any of the Income and Diversification Requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements -- then, (a) the Fund would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (b) the shareholders would treat all those distributions, including distributions of net capital gain, as ordinary dividends to the extent of the Fund’s earnings and profits.  Those dividends would be taxable as ordinary income, except that, for individual and certain other non-corporate shareholders (each, an “individual shareholder”), the part thereof that is “qualified dividend income” (as described in each Prospectus) (“QDI”) would be taxable for federal tax purposes at the rates for net capital gain -- a maximum of 15% for a single shareholder with taxable income not exceeding $434,550, or $488,850 for married shareholders filing jointly, and 20% for individual shareholders with taxable income exceeding those respective amounts, which apply for 2019 and will be adjusted for inflation annually. In the case of corporate shareholders that meet certain holding period and other requirements regarding their Fund shares, all or part of those dividends would be eligible for the dividends-received deduction available to corporations (“DRD”). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.
Each Fund will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ended on October 31 of that year, plus certain other amounts. Each Fund intends to continue to make sufficient distributions each year to avoid liability for the Excise Tax.
Dividends and interest a Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions (“foreign taxes”) that would reduce the total return on its investments. Tax treaties between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.
A Fund may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for a taxable year: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund that holds stock of a PFIC will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock and of any gain on its disposition of the stock (collectively, “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. A Fund’s distributions attributable to PFIC income will not be eligible for the reduced maximum federal income tax rates on individual shareholders’ QDI.
If a Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the Fund’s incurring the foregoing tax and interest obligation, the Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain -- which the Fund most likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the Fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.
A Fund may elect to “mark-to-market” any stock in a PFIC it owns at the end of its taxable year. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the stock over a Fund’s adjusted basis therein (including net mark-to-market gain or loss for each prior taxable year for which an election was in effect) as of the end of that year. Pursuant to the election, a Fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. A Fund’s adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.
Investors should be aware that determining whether a foreign corporation is a PFIC is a fact-intensive determination that is based on various facts and circumstances and thus is subject to change, and the principles and methodology used therein are subject to interpretation. As a result, a Fund may not be able, at the time it acquires a foreign corporation’s shares, to ascertain whether the corporation is a PFIC, and a foreign corporation may become a PFIC after a Fund acquires shares therein. While each Fund generally will seek to minimize its investments in PFIC shares, and to make appropriate elections when they are available, to lessen the adverse tax consequences detailed above, there are no guarantees that it will be able to do so, and each Fund reserves the right to make such investments as a matter of its investment policy.
A Fund’s use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses it realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from Financial Instruments a Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.
Some futures contracts, certain foreign currency contracts, and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index) -- except any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement -- in which a Fund invests may be subject to Code section 1256 (collectively, “Section 1256 contracts”). Any Section 1256 contracts a Fund holds at the end of its taxable year (and generally for purposes of the Excise Tax, on October 31 of each year) must be “marked to market” (that is, treated as having been sold at that time for their fair market value) for federal tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized as a result of these deemed sales, and 60% of any net realized gain or loss from any actual sales, of Section 1256 contracts are treated as long-term capital gain or loss; the remainder is treated as short-term capital gain or loss. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income when distributed to them, and to increase the net capital gain the Fund recognizes, without in either case increasing the cash available to it. A Fund may elect to exclude certain transactions from the operation of these rules, although doing so may have the effect of increasing the relative proportion of short-term capital gain (taxable to its shareholders as ordinary income when distributed to them) and/or increasing the amount of dividends it must distribute to meet the Distribution Requirement and avoid imposition of the Excise Tax.

When a covered call option written (sold) by a Fund expires, it realizes a short-term capital gain equal to the amount of the premium it received for writing the option. When a Fund terminates its obligations under such an option by entering into a closing transaction, it realizes a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than that amount. When a covered call option written by a Fund is exercised, it is treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price it receives on the exercise plus the premium it received when it wrote the option is more or less than its basis in the underlying security.
Under Code section 988, gains or losses (1) from the disposition of foreign currencies, including forward contracts, (2) except in certain circumstances, from Financial Instruments on or involving foreign currencies and from notional principal contracts (e.g., swaps, caps, floors, and collars) involving payments denominated in foreign currencies, (3) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security, and (4) that are attributable to exchange rate fluctuations between the time a Fund accrues interest, dividends, or other receivables or expenses or other liabilities denominated in a foreign currency and the time it actually collects the receivables or pays the liabilities generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of its net capital gain. If a Fund’s section 988 losses exceed other investment company taxable income for a taxable year, the Fund would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as a dividend, thereby reducing each shareholder’s basis in his or her Fund shares. Although each Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Fund will do so from time to time, incurring the costs of currency conversion.
If a Fund has an “appreciated financial position” -- generally, an interest (including an interest through an option, futures or forward contract, or short sale) with respect to any stock, debt instrument

(other than “straight debt”), or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or forward contract a Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any Fund’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale of, or granting an option to buy substantially identical stock or securities).
A Fund may acquire zero coupon or other securities issued with OID, as well as pay-in-kind securities, which pay “interest” through the issuance of additional securities, and U.S. TIPS, the principal value of which is adjusted daily in accordance with changes in the Consumer Price Index. As a holder of those securities, a Fund must include in gross income the OID that accrues on the securities during the taxable year, as well as such “interest” received on pay-in-kind securities and principal adjustments on U.S. TIPS, even if it receives no corresponding payment on them during the year. Because each Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund’s cash assets or, if necessary, from the proceeds of sales of its securities. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

A Fund may invest in ownership units (i.e., limited partnership or similar interests) in MLPs, which generally are classified as partnerships for federal tax purposes.  Most MLPs in which a Fund may invest are expected to be QPTPs, all the net income from which (regardless of source) would be qualifying income for the Fund under the Income Requirement.  If a Fund invests in an MLP, or an ETF organized as a partnership, that is not a QPTP, including a company principally engaged in the real estate industry that is classified for federal tax purposes as a partnership (and not as a corporation or REIT), the net income the Fund earns therefrom would be treated as such qualifying income only to the extent it would be such if realized directly by the Fund in the same manner as realized by that MLP, ETF, or company.
A Fund may invest in REITs that (1) hold residual interests in real estate mortgage investment conduits (“REMICs”) or (2) engage in mortgage securitization transactions that cause the REITs to be taxable mortgage pools (“TMPs”) or have a qualified REIT subsidiary that is a TMP. A portion of the net income allocable to REMIC residual interest holders may be an “excess inclusion.” The Code authorizes the issuance of regulations dealing with the taxation and reporting of excess inclusion income of REITs and RICs that hold residual REMIC interests and of REITs, or qualified REIT subsidiaries, that are TMPs.  Although those regulations have not yet been issued, in 2006 the Treasury

Department and the Internal Revenue Service (“Service”) issued a notice (“Notice”) announcing that, pending the issuance of further guidance, the Service would apply the principles in the following paragraphs to all excess inclusion income, whether from REMIC residual interests or TMPs.
The Notice provides that a REIT must (1) determine whether it or its qualified REIT subsidiary (or a part of either) is a TMP and, if so, calculate the TMP’s excess inclusion income under a “reasonable method,” (2) allocate its excess inclusion income to its shareholders generally in proportion to dividends paid, (3) inform shareholders that are not “disqualified organizations” (i.e., governmental units and tax-exempt entities that are not subject to tax on unrelated business taxable income (“UBTI”)) of the amount and character of the excess inclusion income allocated thereto, (4) pay tax (at the highest federal income tax rate imposed on corporations) on the excess inclusion income allocated to its disqualified organization shareholders, and (5) apply the withholding tax provisions with respect to the excess inclusion part of dividends paid to foreign persons without regard to any treaty exception or reduction in tax rate. Excess inclusion income allocated to certain tax-exempt entities (including qualified retirement plans, IRAs, and public charities) constitutes UBTI to them.
A RIC with excess inclusion income is subject to rules identical to those in clauses (2) through (5) (substituting “that are nominees” for “that are not ‘disqualified organizations’” in clause (3) and inserting “record shareholders that are” after “its” in clause (4)).  The Notice further provides that a RIC is not required to report the amount and character of the excess inclusion income allocated to its shareholders that are not nominees, except that (1) a RIC with excess inclusion income from all sources that exceeds 1% of its gross income must do so and (2) any other RIC must do so by taking into account only excess inclusion income allocated to the RIC from REITs the excess inclusion income of which exceeded 3% of its dividends.  A Fund will not invest directly in REMIC residual interests and does not intend to invest in REITs that, to its knowledge, invest in those interests or are TMPs or have a qualified REIT subsidiary that is a TMP.
Effective for taxable years beginning after December 31, 2017, and before January 1, 2026, the Code generally allows individuals and certain other non-corporate entities, such as partnerships (including LLCs classified as such) and S corporations (each, a “non-corporate entity”), a deduction for 20% of the aggregate amount of the entity’s “qualified REIT dividends” and “qualified publicly traded partnership income” (“QPTPI”) (the latter including income of a “publicly traded partnership” that is not treated as a corporation for federal income tax purposes, such as an MLP).  Recently proposed regulations (having immediate effect) include a provision for a RIC to pass the character of its qualified REIT dividends through to its shareholders provided certain holding period requirements are met. The Treasury Department has also announced that it is considering adopting regulations that would provide a similar pass-through by RICs of QPTPI, but that pass-through is not currently available. As a result, a shareholder in a Fund that invests in REITs will be eligible to receive the benefit of the deductions that are available to direct investors in REITs, but a shareholder in a Fund that invests in MLPs will not currently receive the benefit of the deductions that are available to direct investors in MLPs.
Neuberger Berman Greater China Equity Fund’s investments in the Greater China region may be impacted by tax laws and regulations, the interpretation, application, and enforcement of which by the applicable tax authorities are not as consistent and transparent as those of more developed nations; they may vary over time and from region to region and are subject to change, possibly with retroactive effect. For example, the Fund’s investments in equity-linked instruments issued by “qualified foreign institutional investors” (each, a “QFII”) (which are foreign investors permitted to participate in China’s mainland stock exchanges, through limited access) may be affected by the taxation of QFIIs as the result of an announcement in November 2014 by the tax authorities of the People’s Republic of China (“PRC”). Specifically, they announced that capital gains derived from Chinese equity investments by QFIIs during the period November 17, 2009 to November 16, 2014, would be subject to capital gains tax. The Fund may be indirectly affected adversely by that policy if the amount of tax ultimately collected by the Chinese tax authorities with respect to the equity-linked instruments in which the Fund has invested is more than the withholding amount provisioned under the terms of those instruments. The Chinese tax authorities further announced a temporary exemption (the length of which is uncertain) for QFIIs from such capital gains tax on future (though not past) capital gains derived from the trading of A-Shares and other Chinese equity interest investments starting November 17, 2014. It is unclear in practice when those tax authorities will start to collect the tax on past gains.

The Chinese tax authorities also announced that capital gains realized by certain foreign investors, such as the Fund, from trading eligible A-Shares on the Chinese stock exchanges (“Eligible Securities”) through the Shanghai-Hong Kong Stock Connect Program and/or the Shenzhen-Hong Kong Stock Connect Program (collectively, the “Connect Programs”) will enjoy a temporary exemption from Chinese capital gains tax. Again, it is uncertain when such exemption will expire, and it also is unclear whether other Chinese taxes will apply to the trading of Eligible Securities under the Connect Programs in the future. Because the tax guidance concerning the Connect Programs are relatively new, there are uncertainties as to how these tax guidance will be implemented in practice.

There is no certainty as to how long the foregoing temporary tax exemptions will continue to apply, that tax will not be re-imposed retrospectively, or that new tax regulations and practice in China specifically relating to QFIIs and the Connect Programs will not be promulgated in the future. Such uncertainties may affect the Fund’s NAV and thus may advantage or disadvantage Fund shareholders. For example, if the Chinese tax imposed directly or indirectly on the Fund was increased or the retrospective collection of tax was more than the amount the Fund had provisioned for, its NAV would be adversely affected but the amount previously paid to a redeeming shareholder would not be adjusted and any detriment from such change would be suffered solely by the remaining shareholders Conversely, if further exemptions from (or reductions in) Chinese tax were implemented, thus positively affecting the Fund’s NAV, a shareholder who redeemed before those changes were reflected in the Fund’s NAV would not benefit therefrom.
A Fund may sustain net capital losses (i.e., realized capital losses in excess of realized capital gains, whether short-term or long-term) for a taxable year. A Fund’s net capital losses, if any, cannot be used by its shareholders (i.e., they do not flow through to its shareholders). Rather, a Fund may use its net capital losses realized in a particular taxable year, subject to applicable limitations, to offset its net capital gains realized in one or more subsequent taxable years (a “capital loss carryover”) -- realized net capital losses may not be “carried back” -- without being required to distribute those gains to its shareholders. Capital loss carryovers may be applied against realized capital gains in each succeeding taxable year, until they have been reduced to zero.

A Fund’s capital loss carryovers may expire, depending on when they arose. Capital loss carryovers that arose in taxable years that began by December 22, 2010, the effective date of the Regulated Investment Company Modernization Act of 2010 (“pre-enactment capital loss carryovers”), will expire after eight taxable years and thus will be unavailable to offset net capital gains, if any, realized after that period. Capital loss carryovers that arose in taxable years that began, or arise in taxable years that begin, after that date (“post-enactment years”), however, do not expire and may be carried forward indefinitely. A Fund must use net capital losses sustained in a post-enactment year before it uses pre-enactment capital loss carryovers; and a Fund’s ability to utilize its capital loss carryovers in a given taxable year or in total thus may be limited. Because of that ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused. Capital losses arising in post-enactment years and carried forward retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses (as under previous law).

A Fund’s efforts to utilize expiring pre-enactment capital loss carryovers, if any, and thus reduce capital gain distributions, may result in increased portfolio turnover and cause the Fund to incur additional expenses, such as brokerage commissions. For tax-exempt investors, for whom reduction of those distributions will not be as beneficial as for taxable investors, those additional expenses may be incurred without the full benefits as realized by the taxable investors.

As of August 31, 2019, Neuberger Berman Dividend Growth Fund had an aggregate capital loss carryforward of approximately $538,359. This loss carryforward, none of which will expire, is available to offset future realized net capital gains.

As of August 31, 2019, Neuberger Berman Emerging Markets Equity Fund had an aggregate capital loss carryforward of approximately $78,400,665. This loss carryforward, none of which will expire, is available to offset future realized net capital gains.

As of August 31, 2019, Neuberger Berman Greater China Equity Fund had an aggregate capital loss carryforward of approximately $10,741,549. This loss carryforward, none of which will expire, is available to offset future realized net capital gains.

As of August 31, 2019, Neuberger Berman International Small Cap Fund had an aggregate capital loss carryforward of approximately $502,768. This loss carryforward, none of which will expire, is available to offset future realized net capital gains.

Taxation of the Funds’ Shareholders
If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. In addition, any loss a shareholder realizes on a redemption of Fund shares will be disallowed to the extent the shares are replaced within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares.  In that case, the basis in the acquired shares will be adjusted to reflect the disallowed loss.

Each Fund is required to withhold and remit to the Treasury Department 24% of all dividends, capital gain distributions, and redemption proceeds (regardless of the extent to which gain or loss may be realized) otherwise payable to any individual shareholders who do not provide the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and other distributions otherwise payable to individual shareholders who are subject to backup withholding for any other reason. Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder’s federal income tax liability or refunded.
For each of Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Global Real Estate Fund, Neuberger Berman Greater China Equity Fund, Neuberger Berman International Equity Fund, Neuberger Berman International Select Fund, and Neuberger Berman International Small Cap Fund, if more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may (as one or more of those Funds has done in the past), file with the Service an election that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes the Fund paid. Pursuant to that election, a Fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by the shareholder, his or her share of those taxes, (2) treat his or her share of those taxes and of any dividend the Fund paid that represents its income from foreign or U.S. possessions sources (collectively, “foreign-source income”) as his or her own income from those sources, and (3) either use the foregoing information in calculating the foreign tax credit against his or her federal income tax or, alternatively, deduct the taxes deemed paid by him or her in computing his or her taxable income. A Fund that makes this election will report to its shareholders shortly after each taxable year their respective shares of the Fund’s foreign taxes and foreign-source income for that year. Individual shareholders of an electing Fund who, for a taxable year, have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign-source income is “qualified passive income” may elect for that year to be exempt from the extremely complicated foreign tax credit limitation and will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.
If a Fund makes a “return of capital” distribution to its shareholders -- i.e., a distribution in excess of its current and accumulated earnings and profits -- the excess will (a) reduce each shareholder’s tax basis in its shares (thus reducing any loss or increasing any gain on a shareholder’s subsequent taxable disposition of the shares) and (b) if for any shareholder the excess is greater than that basis, be treated as realized capital gain.
Dividends a Fund pays to a nonresident alien individual, a foreign corporation or partnership, or foreign trust or estate (each, a “foreign shareholder”), other than (1) dividends paid to a foreign shareholder whose ownership of shares is effectively connected with a U.S. trade or business the shareholder carries on (“effectively connected”) and (2) capital gain distributions paid to a nonresident alien individual who is physically present in the United States for no more than 182 days during the taxable year, generally will be subject to a federal withholding tax of 30% (or lower treaty rate).  If a foreign shareholder’s ownership of Fund shares is effectively connected, the foreign shareholder will not be subject to that withholding tax but will be subject to federal income tax on income dividends from the Fund as if it were a U.S. shareholder. A foreign shareholder generally will be exempt from federal income tax on gain realized on the sale of Fund shares and Fund distributions of net capital gain, unless the shareholder is a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year (special rules apply in the case of a shareholder that is a foreign trust or foreign partnership). Two categories of dividends, “short-term capital gain dividends” and “interest-related dividends,” a Fund pays to foreign shareholders (with certain exceptions) and reports in writing to its shareholders also are exempt from that tax.  “Short-term capital gain dividends” are dividends that are attributable to “qualified short-term gain” (i.e., net short-term capital gain, computed with certain adjustments).  “Interest-related dividends” are dividends that are attributable to “qualified net interest income” (i.e., “qualified interest income,” which generally consists of certain OID, interest on obligations “in registered form,” and interest on deposits, less allocable deductions) from sources within the United States.

Under the Foreign Account Tax Compliance Act (“FATCA”), “foreign financial institutions” (“FFIs”) and “non-financial foreign entities” (“NFFEs”) that are shareholders of a Fund may be subject to a generally nonrefundable 30% withholding tax on  income dividends the Fund pays.  As discussed more fully below, the FATCA withholding tax generally can be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts U.S. persons hold with the FFI, and (b) by an NFFE that certifies its status as such and information regarding substantial U.S. owners.
The Treasury Department has negotiated intergovernmental agreements (“IGAs”) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA.  An entity in one of those countries may be required to comply with the terms of the IGA instead of Treasury Department regulations.
An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the Service.  Under such an agreement, a participating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the Service, and (3) meet certain other specified requirements.
An FFI resident in a country that has entered into a Model I IGA with the United States must report to that country’s government (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the Service.  An FFI resident in a Model II IGA country generally must comply with U.S. regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders.  An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.
An NFFE that is the beneficial owner of a payment from a Fund can avoid FATCA withholding generally by certifying its status as such and, in certain circumstances, either that (1) it does not have any substantial U.S. owners or (2) it does have one or more such owners and reports the name, address, and taxpayer identification number of each such owner.  The NFFE will report to the Fund or other applicable withholding agent, which may, in turn, report information to the Service.

Those foreign shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by Treasury Department regulations, IGAs, and other guidance regarding FATCA.  An FFI or NFFE that invests in a Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA to avoid FATCA withholding.  The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described above.  Foreign investors are urged to consult their tax advisers regarding the application of these requirements to their own situation and the impact thereof on their investment in a Fund.
As described in “Maintaining Your Account” in each Prospectus, a Fund may close a shareholder’s account with it and redeem the remaining shares if the account balance falls below the specified minimum and the shareholder fails to re-establish the minimum balance after being given the opportunity to do so. If an account that is closed pursuant to the foregoing was maintained for an IRA (including a Roth IRA) or a qualified retirement plan (including a simplified employee pension plan, savings incentive match plan for employees, Keogh plan, corporate profit-sharing and money purchase pension plan, Code section 401(k) plan, and Code section 403(b)(7) account), the Fund’s payment of the redemption proceeds may result in adverse tax consequences for the accountholder. Shareholders should consult their tax advisers regarding any such consequences.
A shareholder’s basis in Fund shares that he or she acquired or acquires after December 31, 2011 (“Covered Shares”), will be determined in accordance with the Funds’ default method, which is average basis, unless the shareholder affirmatively elects in writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method.  The basis determination method a Fund shareholder elects (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption.
In addition to the requirement to report the gross proceeds from a redemption of shares, each Fund (or its administrative agent) must report to the Service and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period.  Fund shareholders should consult with their tax advisers to determine the best Service-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them.
Special Tax Considerations Pertaining to Funds of Funds
If a Fund invests its assets in shares of underlying funds, the Fund’s distributable net income and net realized capital gains will include dividends and other distributions, if any, from underlying funds and reflect gains and losses on the disposition of shares of underlying funds. To the extent that an underlying fund realizes net losses on its investments for a given taxable year, a Fund that invests therein will not be able to benefit from those losses unless and until (1) the underlying fund realizes gains that it can offset by those losses or (2) the Fund in effect recognizes its (indirect) proportionate share of those losses (which will be reflected in the underlying fund’s shares’ NAV) when it disposes of the shares. Moreover, even when a Fund does make such a disposition at a loss, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, a Fund will not be able to offset any net capital losses from its dispositions of underlying fund shares against its ordinary income (including distributions of any net short-term capital gains realized by an underlying fund).

In addition, in certain circumstances, the so-called “wash sale” rules may apply to Fund redemptions of underlying fund shares that have generated losses. A wash sale occurs if a Fund redeems shares of an underlying fund (whether for rebalancing the Fund’s portfolio of underlying fund shares or otherwise) at a loss and the Fund acquires other shares of that underlying fund during the period beginning 30 days before and ending 30 days after the date of the redemption. Any loss a Fund realizes on such a redemption will be disallowed to the extent of such a replacement, in which event the basis in the acquired shares will be adjusted to reflect the disallowed loss. These rules could defer a Fund’s losses on wash sales of underlying fund shares for extended (and, in certain cases, potentially indefinite) periods of time.

As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net realized capital gains that a Fund will be required to distribute to its shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the underlying funds in which it invests (“underlying funds’ securities”), rather than investing in the underlying fund shares. For similar reasons, the character of distributions from a Fund (e.g., long-term capital gain, QDI, and eligibility for the DRD) will not necessarily be the same as it would have been had the Fund invested directly in the underlying fund’s securities.

Depending on a Fund’s percentage ownership in an underlying fund before and after a redemption of the underlying fund’s shares, the redemption may be treated as a dividend in the full amount of the redemption proceeds instead of generating a capital gain or loss. This could be the case where the underlying fund is not a “publicly offered [RIC]” (as defined in the Code) or is a closed-end fund and the Fund redeems only a small portion of its interest therein. Dividend treatment of a redemption by a Fund would affect the amount and character of income the Fund must distribute for the taxable year in which the redemption occurred. It is possible that such a dividend would qualify as QDI if the underlying fund reports the distribution of the redemption proceeds as such; otherwise, it would be taxable as ordinary income and could cause shareholders of the redeeming Fund to recognize higher amounts of ordinary income than if the shareholders had held shares of the underlying fund directly.

If a Fund receives dividends from an underlying fund that reports the dividends as QDI and/or as eligible for the DRD, then the Fund would be permitted, in turn, to report to its shareholders the portions of its distributions attributable thereto as QDI and/or eligible for the DRD, respectively, provided the Fund meets applicable holding period and other requirements with respect to the underlying fund shares.

If a Fund is a “qualified fund of funds” (i.e., a RIC at least 50% of the value of the total assets of which is represented by interests in other RICs at the close of each quarter of its taxable year), it will be able to elect to pass through to its shareholders any foreign taxes paid by an underlying fund in which the Fund invests that itself has elected to pass those taxes through to its shareholders, so that shareholders of the Fund would be eligible to claim a tax credit or deduction for those taxes (as well as any foreign taxes paid by the Fund). However, even if a Fund qualifies to make the election for any year, it may determine not to do so.

*            *            *            *            *
The foregoing is an abbreviated summary of certain federal tax considerations affecting each Fund and its shareholders.  It does not purport to be complete or to deal with all aspects of federal taxation that may be relevant to shareholders in light of their particular circumstances.  It is based on current provisions of the Code and the regulations promulgated thereunder and judicial decisions and administrative pronouncements published at the date of this SAI, all of which are subject to change, some of which may be retroactive.  Prospective investors are urged to consult their own tax advisers for more detailed information and for information regarding other federal tax considerations and any state, local or foreign taxes that may apply to them.
FUND TRANSACTIONS
Orders for the purchase or sale of portfolio securities are placed on behalf of the Fund by NBIA or Green Court pursuant to the terms of the applicable advisory agreement.  In effecting securities transactions, the Funds seek to obtain the best price and execution of orders. While affiliates of NBIA are permitted to act as brokers for the Funds in the purchase and sale of their portfolio securities (other than certain securities traded on the OTC market) where such brokers are capable of providing best execution (“Affiliated Brokers”), the Funds generally will use unaffiliated brokers.
For Fund transactions which involve securities traded on the OTC market, each Fund purchases and sells OTC securities in principal transactions with dealers who are the principal market makers for such securities.
During the fiscal year ended August 31, 2017, Neuberger Berman Dividend Growth Fund paid brokerage commissions of $16,302, of which $0 was paid to Neuberger Berman.

During the fiscal year ended August 31, 2018, Neuberger Berman Dividend Growth Fund paid brokerage commissions of $37,056, of which $0 was paid to Neuberger Berman.

During the fiscal year ended August 31, 2019, Neuberger Berman Dividend Growth Fund paid brokerage commissions of $30,287, of which $0 was paid to Neuberger Berman. During the fiscal year ended August 31, 2019, transactions in which the Fund used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by the Fund. 100% of the $30,287 paid to other brokers by the Fund during that fiscal year (representing commissions on transactions involving approximately $45,310,448) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2019, the Fund acquired securities of the following of its “regular brokers or dealers” (as defined under the 1940 Act): JP Morgan Chase & Co., Citigroup Global Markets, Inc., and Morgan Stanley & Co., Inc.; at that date, the Fund held the securities of its regular brokers or dealers with an aggregate value as follows:  JP Morgan Chase & Co., $1,175,502, Citigroup Global Markets, Inc., $1,023,165 and Morgan Stanley & Co., Inc., $991,611.

During the fiscal year ended August 31, 2017, Neuberger Berman Emerging Markets Equity Fund paid brokerage commissions of $834,828, of which $0 was paid to Neuberger Berman.

During the fiscal year ended August 31, 2018, Neuberger Berman Emerging Markets Equity Fund paid brokerage commissions of $1,128,851 of which $0 was paid to Neuberger Berman.

During the fiscal year ended August 31, 2019, Neuberger Berman Emerging Markets Equity Fund paid brokerage commissions of $1,558,688, of which $0 was paid to Neuberger Berman. During the fiscal year ended August 31, 2019, transactions in which the Fund used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by the Fund. 100% of the $1,558,688 paid to other brokers by the Fund during that fiscal year (representing commissions on transactions involving approximately $1,031,307,505) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2019, the Fund did not acquire or hold any securities of its regular brokers or dealers.

During the fiscal year ended August 31, 2017, Neuberger Berman Equity Income Fund paid brokerage commissions of $1,057,950, of which $0 was paid to Neuberger Berman.

During the fiscal year ended August 31, 2018, Neuberger Berman Equity Income Fund paid brokerage commissions of $855,569, of which $0 was paid to Neuberger Berman.

During the fiscal year ended August 31, 2019, Neuberger Berman Equity Income Fund paid brokerage commissions of $ 727,059, of which $0 was paid to Neuberger Berman. During the fiscal year ended August 31, 2019, transactions in which the Fund used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by the Fund. 100% of the $727,059 paid to other brokers by the Fund during that fiscal year (representing commissions on transactions involving approximately $1,041,373,127) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2019, the Fund acquired securities of the following of its “regular brokers or dealers” (as defined under the 1940 Act):  JP Morgan Chase & Co., Inc., and Citigroup Global Markets, Inc.; at that date, the Fund held the securities of its regular brokers or dealers with an aggregate value as follows:  JP Morgan Chase & Co., Inc., $41,087,640, and Citigroup Global Markets, Inc., $20,701,395.

During the fiscal year ended August 31, 2017, Neuberger Berman Focus Fund paid brokerage commissions of $488,321, of which $0 was paid to Neuberger Berman.

During the fiscal year ended August 31, 2018, Neuberger Berman Focus Fund paid brokerage commissions of $398,879, of which $0 was paid to Neuberger Berman.

During the fiscal year ended August 31, 2019, Neuberger Berman Focus Fund paid brokerage commissions of $ 131,901, of which $0 was paid to Neuberger Berman. During the fiscal year ended August 31, 2019, transactions in which the Fund used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by the Fund. 100% of the $131,901 paid to other brokers by the Fund during that fiscal year (representing commissions on transactions involving approximately $311,270,612) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2019, the Fund acquired securities of the following of its “regular brokers or dealers” (as defined under the 1940 Act):  JP Morgan Chase & Co., Inc., and Morgan Stanley & Co., Inc.; at that date, the Fund held the securities of its regular brokers or dealers with an aggregate value as follows:  JP Morgan Chase & Co., Inc., $25,157,940, and Morgan Stanley & Co., Inc., $9,625,680.
During the fiscal year ended August 31, 2017, Neuberger Berman Genesis Fund paid brokerage commissions of $2,614,193, of which $0 was paid to Neuberger Berman.

During the fiscal year ended August 31, 2018, Neuberger Berman Genesis Fund paid brokerage commissions of $1,993,633, of which $0 was paid to Neuberger Berman.

During the fiscal year ended August 31, 2019, Neuberger Berman Genesis Fund paid brokerage commissions of $2,019,878, of which $0 was paid to Neuberger Berman. During the fiscal year ended August 31, 2019, transactions in which the Fund used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by the Fund. 100% of the $2,019,878 paid to other brokers by the Fund during that fiscal year (representing commissions on transactions involving approximately $3,697,732,443) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2019, the Fund did not acquire or hold any securities of its regular brokers or dealers.

During the fiscal year ended August 31, 2017, Neuberger Berman Global Real Estate Fund paid brokerage commissions of $2,159, of which $0 was paid to Neuberger Berman.

During the fiscal year ended August 31, 2018, Neuberger Berman Global Real Estate Fund paid brokerage commissions of $1,923, of which $0 was paid to Neuberger Berman.

During the fiscal year ended August 31, 2019, Neuberger Berman Global Real Estate Fund paid brokerage commissions of $1,917, of which $0 was paid to Neuberger Berman. During the fiscal year ended August 31, 2019, transactions in which the Fund used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by the Fund. 100% of the $1,917 paid to other brokers by the Fund during that fiscal year (representing commissions on transactions involving approximately $3,095,117) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2019, the Fund did not acquire or hold any securities of its regular brokers or dealers.

During the fiscal year ended August 31, 2017, Neuberger Berman Greater China Equity Fund paid brokerage commissions of $127,704, of which $0 was paid to Neuberger Berman.

During the fiscal year ended August 31, 2018, Neuberger Berman Greater China Equity Fund paid brokerage commissions of $125,216, of which 0 was paid to Neuberger Berman.

During the fiscal year ended August 31, 2019, Neuberger Berman Greater China Equity Fund paid brokerage commissions of $52,838, of which $0 was paid to Neuberger Berman. During the fiscal year ended August 31, 2019, transactions in which the Fund used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by the Fund. 100% of the $52,838 paid to other brokers by the Fund during that fiscal year (representing commissions on transactions involving approximately $86,064,104) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2019, the Fund did not acquire or hold any securities of its regular brokers or dealers.

During the fiscal year ended August 31, 2017, Neuberger Berman Guardian Fund paid brokerage commissions of $413,471, of which $0 was paid to Neuberger Berman.

During the fiscal year ended August 31, 2018, Neuberger Berman Guardian Fund paid brokerage commissions of $393,107, of which $0 was paid to Neuberger Berman.

During the fiscal year ended August 31, 2019, Neuberger Berman Guardian Fund paid brokerage commissions of $386,846, of which $0 was paid to Neuberger Berman. During the fiscal year ended August 31, 2019, transactions in which the Fund used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by the Fund. 100% of the $386,846 paid to other brokers by the Fund during that fiscal year (representing commissions on transactions involving approximately $885,218,504) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2019, the Fund did not acquire or hold any securities of its regular brokers or dealers.

During the fiscal year ended August 31, 2017, Neuberger Berman Integrated Large Cap Fund paid brokerage commissions of $1,579, of which $0 was paid to Neuberger Berman.

During the fiscal year ended August 31, 2018, Neuberger Berman Integrated Large Cap Fund paid brokerage commissions of $2,761, of which $0 was paid to Neuberger Berman.

During the fiscal year ended August 31, 2019, Neuberger Berman Integrated Large Cap Fund paid brokerage commissions of $2,009, of which $0 was paid to Neuberger Berman. During the fiscal year ended August 31, 2019, transactions in which the Fund used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by the Fund. 100% of the $2,009 paid to other brokers by the Fund during that fiscal year (representing commissions on transactions involving approximately $3,077,944) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2019, the Fund acquired securities of the following of its “regular brokers or dealers” (as defined under the 1940 Act): JP Morgan Chase & Co., Inc.; at that date, the Fund held the securities of its regular brokers or dealers with an aggregate value as follows: JP Morgan Chase & Co., Inc., $55,479.

During the fiscal year ended August 31, 2017, Neuberger Berman International Equity Fund paid brokerage commissions of $1,026,359, of which $0 was paid to Neuberger Berman.

During the fiscal year ended August 31, 2018, Neuberger Berman International Equity Fund paid brokerage commissions of $1,475,777, of which $0 was paid to Neuberger Berman.

During the fiscal year ended August 31, 2019, Neuberger Berman International Equity Fund paid brokerage commissions of $ 1,216,462, of which $0 was paid to Neuberger Berman. During the fiscal year ended August 31, 2019, transactions in which the Fund used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by the Fund. 100% of the $1,216,462 paid to other brokers by the Fund during that fiscal year (representing commissions on transactions involving approximately $1,279,104,028) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2019, the Fund acquired securities of the following of its “regular brokers or dealers” (as defined under the 1940 Act):  UBS Securities LLC; at that date, the Fund held the securities of its regular brokers or dealers with an aggregate value as follows:  UBS Securities LLC, $15,223,520.

During the fiscal year ended August 31, 2017, Neuberger Berman International Select Fund paid brokerage commissions of $145,041, of which $0 was paid to Neuberger Berman.

During the fiscal year ended August 31, 2018, Neuberger Berman International Select Fund paid brokerage commissions of $187,864, of which $0 was paid to Neuberger Berman.

During the fiscal year ended August 31, 2019, Neuberger Berman International Select Fund paid brokerage commissions of $106,632, of which $0 was paid to Neuberger Berman. During the fiscal year ended August 31, 2019, transactions in which the Fund used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by the Fund. 100% of the $106,632 paid to other brokers by the Fund during that fiscal year (representing commissions on transactions involving approximately $103,429,669) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2019, the Fund acquired securities of the following of its “regular brokers or dealers” (as defined under the 1940 Act):  UBS Securities LLC; at that date, the Fund held the securities of its regular brokers or dealers with an aggregate value as follows: UBS Securities LLC, $1,768,101.

During the fiscal year ended August 31, 2017, Neuberger Berman International Small Cap Fund paid brokerage commissions of $1,322, of which $0 was paid to Neuberger Berman.

During the fiscal year ended August 31, 2018, Neuberger Berman International Small Cap Fund paid brokerage commissions of $6,855, of which $0 was paid to Neuberger Berman.

During the fiscal year ended August 31, 2019, Neuberger Berman International Small Cap Fund paid brokerage commissions of $3,665, of which $0 was paid to Neuberger Berman. During the fiscal year ended August 31, 2019, transactions in which the Fund used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by the Fund. 100% of the $3,665 paid to other brokers by the Fund during that fiscal year (representing commissions on transactions involving approximately $3,824,953) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2019, the Fund did not acquire or hold any securities of its regular brokers or dealers.
During the fiscal year ended August 31, 2017, Neuberger Berman Intrinsic Value Fund paid brokerage commissions of $491,194, of which $0 was paid to Neuberger Berman.

During the fiscal year ended August 31, 2018, Neuberger Berman Intrinsic Value Fund paid brokerage commissions of $471,063, of which $0 was paid to Neuberger Berman.

During the fiscal year ended August 31, 2019, Neuberger Berman Intrinsic Value Fund paid brokerage commissions of $326,400, of which $0 was paid to Neuberger Berman. During the fiscal year ended August 31, 2019, transactions in which the Fund used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by the Fund. 100% of the $326,400 paid to other brokers by the Fund during that fiscal year (representing commissions on transactions involving approximately $299,632,517) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2019, the Fund did not acquire or hold any securities of its regular brokers or dealers. During the fiscal year ended August 31, 2017, Neuberger Berman Large Cap Value Fund paid brokerage commissions of $918,789, of which $0 was paid to Neuberger Berman.

During the fiscal year ended August 31, 2018, Neuberger Berman Large Cap Value Fund paid brokerage commissions of $1,598,039, of which $0 was paid to Neuberger Berman.

During the fiscal year ended August 31, 2019, Neuberger Berman Large Cap Value Fund paid brokerage commissions of $983,443, of which $0 was paid to Neuberger Berman. During the fiscal year ended August 31, 2019, transactions in which the Fund used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by the Fund. 100% of the $983,443 paid to other brokers by the Fund during that fiscal year (representing commissions on transactions involving approximately $3,393,586,080) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2019, the Fund acquired securities of the following of its “regular brokers or dealers” (as defined under the 1940 Act):  JP Morgan Chase & Co., Inc., Goldman Sachs & Co., Citigroup Global Markets, Inc., and Bank of America; at that date, the Fund held the securities of its regular brokers or dealers with an aggregate value as follows:  JP Morgan Chase & Co., Inc., $85,396,265, Goldman Sachs & Co., $38,474,147, Citigroup Global Markets, Inc., $23,876,038 and Bank of America, $16,504,047.

During the fiscal year ended August 31, 2017, Neuberger Berman Mid Cap Growth Fund paid brokerage commissions of $383,102, of which $0 was paid to Neuberger Berman.

During the fiscal year ended August 31, 2018, Neuberger Berman Mid Cap Growth Fund paid brokerage commissions of $523,624, of which $0 was paid to Neuberger Berman.

During the fiscal year ended August 31, 2019, Neuberger Berman Mid Cap Growth Fund paid brokerage commissions of $633,702, of which $0 was paid to Neuberger Berman. During the fiscal year ended August 31, 2019, transactions in which the Fund used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by the Fund. 100% of the $633,702 paid to other brokers by the Fund during that fiscal year (representing commissions on transactions involving approximately $1,401,546,733) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2019, the Fund did not acquire or hold any securities of its regular brokers or dealers.
During the fiscal year ended August 31, 2017, Neuberger Berman Mid Cap Intrinsic Value Fund paid brokerage commissions of $40,205, of which $0 was paid to Neuberger Berman.

During the fiscal year ended August 31, 2018, Neuberger Berman Mid Cap Intrinsic Value Fund paid brokerage commissions of $49,783, of which $0 was paid to Neuberger Berman.

During the fiscal year ended August 31, 2019, Neuberger Berman Mid Cap Intrinsic Value Fund paid brokerage commissions of $82,321, of which $0 was paid to Neuberger Berman. During the fiscal year ended August 31, 2019, transactions in which the Fund used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by the Fund. 100% of the $82,321 paid to other brokers by the Fund during that fiscal year (representing commissions on transactions involving approximately $125,149,513) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2019, the Fund did not acquire or hold any securities of its regular brokers or dealers.

During the fiscal year ended August 31, 2017, Neuberger Berman Multi-Cap Opportunities Fund paid brokerage commissions of $486,248, of which $0 was paid to Neuberger Berman.

During the fiscal year ended August 31, 2018, Neuberger Berman Multi-Cap Opportunities Fund paid brokerage commissions of $491,083, of which $0 was paid to Neuberger Berman.

During the fiscal year ended August 31, 2019, Neuberger Berman Multi-Cap Opportunities Fund paid brokerage commissions of $283,762, of which $0 was paid to Neuberger Berman. During the fiscal year ended August 31, 2019, transactions in which the Fund used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by the Fund. 100% of the $283,762 paid to other brokers by the Fund during that fiscal year (representing commissions on transactions involving approximately $1,852,797,888) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2019, the Fund acquired securities of the following of its “regular brokers or dealers” (as defined under the 1940 Act):  JP Morgan Chase & Co., Inc., and Goldman Sachs & Co.; at that date, the Fund held the securities of its regular brokers or dealers with an aggregate value as follows: .

During the fiscal year ended August 31, 2017, Neuberger Berman Real Estate Fund paid brokerage commissions of $324,395, of which $0 was paid to Neuberger Berman.

During the fiscal year ended August 31, 2018, Neuberger Berman Real Estate Fund paid brokerage commissions of $245,708, of which $0 was paid to Neuberger Berman.
During the fiscal year ended August 31, 2019, Neuberger Berman Real Estate Fund paid brokerage commissions of $127,688, of which $0 was paid to Neuberger Berman. During the fiscal year ended August 31, 2019, transactions in which the Fund used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by the Fund. 100% of the $127,688 paid to other brokers by the Fund during that fiscal year (representing commissions on transactions involving approximately $357,547,529) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2019, the Fund did not acquire or hold any securities of its regular brokers or dealers.

During the fiscal year ended August 31, 2017, Neuberger Berman Small Cap Growth Fund paid brokerage commissions of $205,494, of which $0 was paid to Neuberger Berman.

During the fiscal year ended August 31, 2018, Neuberger Berman Small Cap Growth Fund paid brokerage commissions of $277,142, of which $0 was paid to Neuberger Berman.

During the fiscal year ended August 31, 2019, Neuberger Berman Small Cap Growth Fund paid brokerage commissions of $352,730, of which $0 was paid to Neuberger Berman. During the fiscal year ended August 31, 2019, transactions in which the Fund used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by the Fund. 100% of the $352,730 paid to other brokers by the Fund during that fiscal year (representing commissions on transactions involving approximately $574,635,549) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2019, the Fund did not acquire or hold any securities of its regular brokers or dealers.

During the fiscal year ended August 31, 2017, Neuberger Berman Sustainable Equity Fund paid brokerage commissions of $619,496, of which $0 was paid to Neuberger Berman.

During the fiscal year ended August 31, 2018, Neuberger Berman Sustainable Equity Fund paid brokerage commissions of $378,096, of which $0 was paid to Neuberger Berman.

During the fiscal year ended August 31, 2019, Neuberger Berman Sustainable Equity Fund paid brokerage commissions of $476,261, of which $0 was paid to Neuberger Berman. During the fiscal year ended August 31, 2019, transactions in which the Fund used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by the Fund. 100% of the $476,261 paid to other brokers by the Fund during that fiscal year (representing commissions on transactions involving approximately $1,229,997,111) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2019, the Fund acquired securities of the following of its “regular brokers or dealers” (as defined under the 1940 Act): JP Morgan Chase & Co., Inc.; at that date, the Fund held the securities of its regular brokers or dealers with an aggregate value as follows:  JP Morgan Chase & Co., Inc., $56,003,552.

The amount of brokerage commissions paid by a Fund may vary significantly from year to year due to a variety of factors, including the types of investments selected by the Manager, investment strategy changes, changing asset levels, shareholder activity, and/or portfolio turnover.
Commission rates, being a component of price, are considered along with other relevant factors in evaluating best price and execution. In selecting a broker other than an Affiliated Broker to execute Fund transactions, NBIA and Green Court generally consider the quality and reliability of brokerage services, including execution capability, speed of execution, overall performance, and financial responsibility, and may consider, among other factors, research and other investment information or services (“research services”) provided by those brokers as well as any expense offset arrangements offered by the brokers.
Each Fund may use an Affiliated Broker where, in the judgment of NBIA, that firm is able to obtain a price and execution at least as favorable as other qualified brokers. To the Funds’ knowledge, no affiliate of any Fund receives give-ups or reciprocal business in connection with its securities transactions.
The use of an Affiliated Broker for each Fund is subject to the requirements of Section 11(a) of the Securities Exchange Act of 1934. Section 11(a) prohibits members of national securities exchanges from retaining compensation for executing exchange transactions for accounts which they or their affiliates manage, except where they have the authorization of the persons authorized to transact business for the account and comply with certain annual reporting requirements. Before an Affiliated Broker is used, the Trust and NBIA expressly authorize the Affiliated Broker to retain such compensation, and the Affiliate Broker would have to agree to comply with the reporting requirements of Section 11(a).
Under the 1940 Act, commissions paid by each Fund to an Affiliated Broker in connection with a purchase or sale of securities on a securities exchange may not exceed the usual and customary broker’s commission. Accordingly, with respect to each Fund the commissions paid an Affiliated Broker will be at least as favorable to the Fund as those that would be charged by other qualified brokers having comparable execution capability in NBIA’s judgment. The Funds do not deem it practicable and in their best interests to solicit competitive bids for commissions on each transaction effected by an Affiliated Broker. However, when an Affiliated Broker is executing portfolio transactions on behalf of a Fund, consideration regularly will be given to information concerning the prevailing level of commissions charged by other brokers on comparable transactions during comparable periods of time. The 1940 Act generally prohibits an Affiliated Broker from acting as principal in the purchase of portfolio securities from, or the sale of portfolio securities to, a Fund unless an appropriate exemption is available.
A committee of Independent Fund Trustees from time to time will review, among other things, information relating to the commissions charged by an Affiliated Broker to the Funds and to their other customers and information concerning the prevailing level of commissions charged by other brokers having comparable execution capability.
To ensure that accounts of all investment clients, including a Fund, are treated fairly in the event that an Affiliated Broker receives transaction instructions regarding the same security for more than one investment account at or about the same time, the Affiliated Broker may combine orders placed on behalf of clients, including advisory accounts in which affiliated persons have an investment interest, for the purpose of negotiating brokerage commissions or obtaining a more favorable price. Where appropriate, securities purchased or sold may be allocated, in terms of amount, to a client according to the proportion that the size of the order placed by that account bears to the aggregate size of orders contemporaneously placed by the other accounts, subject to de minimis exceptions. All participating accounts will pay or receive the same price when orders are combined.
Under policies adopted by the Board of Trustees, an Affiliated Broker may enter into agency cross-trades on behalf of a Fund. An agency cross-trade is a securities transaction in which the same broker acts as agent on both sides of the trade and the broker or an affiliate has discretion over one of the participating accounts. In this situation, the Affiliated Broker would receive brokerage commissions from both participants in the trade. The other account participating in an agency cross-trade with a Fund cannot be an account over which the Affiliated Broker exercises investment discretion. A member of the Board of Trustees who will not be affiliated with the Affiliated Broker will review information about each agency cross-trade that the Fund participates in.
In selecting a broker to execute Fund transactions, NBIA considers the quality and reliability of brokerage services, including execution capability, speed of execution, overall performance, and financial responsibility, and may consider, among other factors, research and other investment information provided by non-affiliated brokers.
A committee comprised of officers of NBIA who are portfolio managers of the Funds and Other NB Funds (collectively, “NB Funds”) and some of NBIA’s managed accounts (“Managed Accounts”) periodically evaluates throughout the year the nature and quality of the brokerage and research services provided by other brokers. Based on this evaluation, the committee establishes a list and projected rankings of preferred brokers for use in determining the relative amounts of commissions to be allocated to those brokers. Ordinarily, the brokers on the list effect a large portion of the brokerage transactions for the NB Funds and the Managed Accounts. However, in any semi-annual period, brokers not on the list may be used, and the relative amounts of brokerage commissions paid to the brokers on the list may vary substantially from the projected rankings. These variations reflect the following factors, among others: (1) brokers not on the list or ranking below other brokers on the list may be selected for particular transactions because they provide better price and/or execution, which is the primary consideration in allocating brokerage; (2) adjustments may be required because of periodic changes in the execution capabilities of or research or other services provided by particular brokers or in the execution or research needs of the NB Funds and/or the Managed Accounts; and (3) the aggregate amount of brokerage commissions generated by transactions for the NB Funds and the Managed Accounts may change substantially from one semi-annual period to the next.
The commissions paid to a broker other than an Affiliated Broker may be higher than the amount another firm might charge if the Manager determines in good faith that the amount of those commissions is reasonable in relation to the value of the brokerage and research services provided by the broker. The Manager believes that those research services benefit the Funds by supplementing the information otherwise available to the Manager. That research may be used by the Manager in servicing Other NB Funds and in servicing the Managed Accounts. On the other hand, research received by the Manager from brokers effecting portfolio transactions on behalf of the Other NB Funds and from brokers effecting portfolio transactions on behalf of the Managed Accounts may be used for the Funds’ benefit.
In certain instances the Manager may specifically allocate brokerage for research services (including research reports on issuers and industries, as well as economic and financial data) which may otherwise be purchased for cash. While the receipt of such services has not reduced the Manager’s normal internal research activities, the Manager’s expenses could be materially increased if it were to generate such additional information internally. To the extent such research services are provided by others, the Manager is relieved of expenses it may otherwise incur. In some cases research services are generated by third parties but provided to the Manager by or through broker dealers. Research obtained in this manner may be used in servicing any or all clients of the Manager and may be used in connection with clients other than those clients whose brokerage commissions are used to acquire the research services described herein. With regard to allocation of brokerage to acquire research services described above, the Manager always considers its best execution obligation when deciding which broker to utilize.
Insofar as Fund transactions result from active management of equity securities, and insofar as Fund transactions result from seeking capital appreciation by selling securities whenever sales are deemed advisable without regard to the length of time the securities may have been held, it may be expected that the aggregate brokerage commissions paid by a Fund to brokers (including to Affiliated Brokers) may be greater than if securities were selected solely on a long-term basis.
A Fund may, from time to time, loan portfolio securities to broker-dealers affiliated with NBIA (“Affiliated Borrowers”) in accordance with the terms and conditions of an order issued by the SEC. The order exempts such transactions from the provisions of the 1940 Act that would otherwise prohibit these transactions, subject to certain conditions. In accordance with the order, securities loans made by a Fund to Affiliated Borrowers are fully secured by cash collateral. Each loan to an Affiliated Borrower by a Fund will be made on terms at least as favorable to the Fund as comparable loans to unaffiliated borrowers, and no loans will be made to an Affiliated Borrower unless the Affiliated Borrower represents that the terms are at least as favorable to the Fund as those it provides to unaffiliated lenders in comparable transactions. All transactions with Affiliated Borrowers will be reviewed periodically by officers of the Trust and reported to the Board of Trustees.
Portfolio Turnover
A Fund’s portfolio turnover rate is calculated by dividing (1) the lesser of the cost of the securities purchased or the proceeds from the securities sold by the Fund during the fiscal year (other than securities, including options, whose maturity or expiration date at the time of acquisition was one year or less) by (2) the month-end average of the value of such securities owned by the Fund during the fiscal year.
Portfolio turnover may vary significantly from year to year due to a variety of factors, including fluctuating volume of shareholder purchase and redemption orders, market conditions, investment strategy changes, and/or changes in the Manager’s investment outlook.

Proxy Voting
The Board of Trustees has delegated to NBIA the responsibility to vote proxies related to the securities held in the Funds’ portfolios. Under this authority, NBIA is required by the Board of Trustees to vote proxies related to portfolio securities in the best interests of each Fund and its shareholders. The Board of Trustees permits NBIA to contract with a third party to obtain proxy voting and related services, including research of current issues.
NBIA has implemented written Proxy Voting Policies and Procedures (“Proxy Voting Policy”) that are designed to reasonably ensure that NBIA votes proxies prudently and in the best interest of its advisory clients for whom NBIA has voting authority, including the Funds. The Proxy Voting Policy also describes how NBIA addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting. The following is a summary of the Proxy Voting Policy.  The Proxy Voting Policy can be found in Appendix B to this SAI.  NBIA’s Governance and Proxy Voting Guidelines (“voting guidelines”) are available on www.nb.com. NBIA maintains separate proxy voting guidelines for Neuberger Berman Sustainable Equity Fund.
NBIA’s Governance and Proxy Committee (“Proxy Committee”) is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, administering and overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegates to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, NBIA utilizes Glass, Lewis & Co. (“Glass Lewis”) to vote proxies in accordance with NBIA’s voting guidelines or, in instances where a material conflict has been determined to exist, in accordance with the voting recommendations of Glass Lewis.
 NBIA retains final authority and fiduciary responsibility for proxy voting. NBIA believes that this process is reasonably designed to address material conflicts of interest that may arise between NBIA and a client as to how proxies are voted.
In the event that an investment professional at NBIA believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with the voting guidelines, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between NBIA and the client with respect to the voting of the proxy in the requested manner.
If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional would not be appropriate, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the voting guidelines; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.
A Fund may invest in shares of affiliated funds and may own substantial portions of these underlying affiliated funds.  When a Fund holds shares of underlying affiliated funds, the Fund will vote proxies of those funds in the same proportion as the vote of all other holders of the fund’s shares, unless the Board otherwise instructs.

Information on Green Court’s Proxy Voting Policy can be found in Appendix C to this SAI.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, by calling 1-800-877-9700 (toll-free) or by visiting www.nb.com or the website of the SEC, www.sec.gov.
PORTFOLIO HOLDINGS DISCLOSURE
Portfolio Holdings Disclosure Policy
The Funds prohibit the disclosure of information about their portfolio holdings, before such information is publicly disclosed, to any outside parties, including individual investors, institutional investors, intermediaries, third party service providers to NBIA or the Funds, rating and ranking organizations, and affiliated persons of the Funds or NBIA (the “Potential Recipients”) unless such disclosure is consistent with the Funds’ legitimate business purposes and is in the best interests of their shareholders (the “Best Interests Standard”).

NBIA and the Funds have determined that the only categories of Potential Recipients that meet the Best Interests Standard are certain mutual fund rating and ranking organizations and third party service providers to NBIA or the Funds with a specific business reason to know the portfolio holdings of the Funds (e.g., custodians, prime brokers, etc.) (the “Allowable Recipients”). As such, certain procedures must be adhered to before the Allowable Recipients may receive the portfolio holdings prior to their being made public. Allowable Recipients that get approved for receipt of the portfolio holdings are known as “Approved Recipients.” NBIA may expand the categories of Allowable Recipients only if it is determined that the Best Interests Standard has been met and only with the written concurrence of NBIA’s legal and compliance department. These procedures are designed to address conflicts of interest between the shareholders, on the one hand, and NBIA or any affiliated person of either NBIA or the Funds on the other, by creating a review and approval process of Potential Recipients of portfolio holdings consistent with the Best Interests Standard.

Selective Disclosure Procedures
Disclosure of portfolio holdings may be requested by completing and submitting a holdings disclosure form to NBIA’s legal and compliance department or to the Funds’ Chief Compliance Officer for review, approval and processing.

Neither the Funds, NBIA, nor any affiliate of either may receive any compensation or consideration for the disclosure of portfolio holdings. Each Allowable Recipient must be subject to a duty of confidentiality or sign a non-disclosure agreement, including an undertaking not to trade on the information, before they may become an Approved Recipient. Allowable Recipients are (1) required to keep all portfolio holdings information confidential and (2) prohibited from trading based on such information. The Funds’ Chief Compliance Officer shall report any material issues that may arise under these policies to the Board of Trustees.

Pursuant to a Code of Ethics adopted by the Funds and NBIA (“NB Code”), employees are prohibited from revealing information relating to current or anticipated investment intentions, portfolio holdings, portfolio transactions or activities of the Funds except to persons whose responsibilities require knowledge of the information. The NB Code also prohibits any individual associated with the Funds or NBIA, from engaging directly or indirectly, in any transaction in securities held or to be acquired by the Fund while in possession of material nonpublic information regarding such securities or their issuer.

Portfolio Holdings Approved Recipients
The Funds currently have ongoing arrangements to disclose portfolio holdings information prior to its being made public with the following Approved Recipients:
State Street Bank and Trust Company (“State Street”). Each Fund has selected State Street as custodian for its securities and cash. Pursuant to a custodian contract, each Fund employs State Street as the custodian of its assets.  As custodian, State Street creates and maintains all records relating to each Fund’s activities and supplies each Fund with a daily tabulation of the securities it owns and that are held by State Street. Pursuant to such contract, State Street agrees that all books, records, information and data pertaining to the business of each Fund which are exchanged or received pursuant to the contract shall remain confidential, shall not be voluntarily disclosed to any other person, except as may be required by law, and shall not be used by State Street for any purpose not directly related to the business of any Fund, except with such Fund’s written consent. State Street receives reasonable compensation for its services and expenses as custodian.
Securities Lending Agent.  Each Fund may enter into a securities lending agreement under which the Fund loans securities to a counterparty acting as a principal borrower or a lending agent.  Those principal borrowers or agents may receive each Fund’s portfolio holdings daily.  Each such principal borrower that receives such information is or will be subject to an agreement that all financial, statistical, personal, technical and other data and information related to the Fund’s operations that is designated by the Fund as confidential will be protected from unauthorized use and disclosure by the principal borrower.  Each Fund may pay a fee for agency and/or administrative services related to its role as lending agent.  Each Fund also pays the principal borrowers a fee with respect to the cash collateral that it receives and retains the income earned on reinvestment of that cash collateral.
Other Third-Party Service Providers to the Funds.  The Funds may also disclose portfolio holdings information prior to its being made public to their independent registered public accounting firms, legal counsel, financial printers, proxy voting firms, pricing vendors and other third-party service providers to the Funds who require access to this information to fulfill their duties to the Funds.
In addition, the Funds may disclose portfolio holdings information to third parties that calculate information derived from holdings for use by NBIA.  Currently, each Fund provides its complete portfolio holdings to FactSet Research Systems Inc. (“FactSet”) each day for this purpose.  FactSet receives reasonable compensation for its services.
The Funds may also, from time to time, disclose portfolio holdings information to a proxy solicitation service, Glass Lewis, or to a corporate action service provider, Financial Recovery Technologies, although they typically receive holdings information after that information is already public.

The Funds may also, from time to time, disclose portfolio holdings information to trade organizations, such as the Investment Company Institute and the Loan Syndicates & Trading Association.
In all cases the third-party service provider receiving the information has agreed in writing (or is otherwise required by professional and/or written confidentiality requirements or fiduciary duty) to keep the information confidential, to use it only for the agreed-upon purpose(s) and not to trade securities on the basis of such information.
Rating, Ranking and Research Agencies.  Each Fund sends its complete portfolio holdings information to the following rating, ranking and research agencies for the purpose of having such agency develop a rating, ranking or specific research product for the Fund.  Each Fund provides its complete portfolio holdings to: Lipper, a Refinitiv company, on the sixth business day of each month, Bloomberg and Morningstar on the sixth business day of each month, with a one month delay (but if a Fund posts its holdings quarterly, it provides its holdings on a quarterly basis). No compensation is received by any Fund, NBIA, or any other person in connection with the disclosure of this information.  NBIA either has entered into or expects shortly to enter into a written confidentiality agreement, with each rating, ranking or research agency in which the agency agrees or will agree to keep each Fund’s portfolio holdings confidential and to use such information only in connection with developing a rating, ranking or research product for the Fund.
REPORTS TO SHAREHOLDERS
Shareholders of each Fund receive unaudited semi-annual financial statements, as well as year-end financial statements audited by the respective independent registered public accounting firm for the Fund. Each Fund’s statements show the investments owned by it and the market values thereof and provide other information about the Fund and its operations.
ORGANIZATION, CAPITALIZATION AND OTHER MATTERS
Each Fund is a separate ongoing series of the Trust, a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated as of March 27, 2014. The Trust is registered under the 1940 Act as a diversified, open-end management investment company, commonly known as a mutual fund. The Trust has 20 separate operating series. The Fund Trustees may establish additional series or classes of shares without the approval of shareholders. The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.
Prior to November 9, 1998, the name of the Trust was “Neuberger & Berman Equity Funds,” and the term “Neuberger Berman” in the name of each of Neuberger Berman Focus Fund, Neuberger Berman Genesis Fund, Neuberger Berman Guardian Fund, Neuberger Berman Large Cap Value Fund, Neuberger Berman Mid Cap Growth Fund, Neuberger Berman Small Cap Growth Fund, and Neuberger Berman Sustainable Equity Fund was “Neuberger & Berman.”
On December 17, 2007, each of Neuberger Berman Mid Cap Growth Fund and Neuberger Berman Small Cap Growth Fund changed its name from Neuberger Berman Manhattan Fund and Neuberger Berman Millennium Fund, respectively.

On August 15, 2008, Neuberger Berman Genesis Fund acquired all of the net assets of Neuberger Berman Fasciano Fund, a former series of the Trust.
On December 14, 2009, Neuberger Berman Multi-Cap Opportunities Fund changed its name from Neuberger Berman Research Opportunities Fund, and on December 17, 2007, Neuberger Berman Research Opportunities Fund changed its name from Neuberger Berman Premier Analysts Fund.
As of the close of business on May 7, 2010, Neuberger Berman Intrinsic Value Fund became the successor to DJG Small Cap Value Fund, L.P., an unregistered limited partnership (“DJG Fund”).  On that date, the DJG Fund transferred its assets to Neuberger Berman Intrinsic Value Fund in exchange for Neuberger Berman Intrinsic Value Fund’s Institutional Class shares.  DJG fund was the successor to the DJG Small Cap Value Fund, an unregistered commingled investment account (“DJG Account”).  Prior to May 7, 2010, Neuberger Berman Intrinsic Value Fund had no operations.  Performance information for Neuberger Berman Intrinsic Value Fund after July 15, 2008, is that of DJG Fund and performance information from July 8, 1997 (the DJG Account’s commencement of operations), to July 14, 2008, is that of DJG Account.
On April 2, 2012, each of Neuberger Berman Large Cap Value Fund and Neuberger Berman Mid Cap Intrinsic Value Fund changed its name from Neuberger Berman Partners Fund and Neuberger Berman Regency Fund, respectively.
On December 15, 2012, Neuberger Berman International Equity Fund changed its name from Neuberger Berman International Institutional Fund.
On January 25, 2013, Neuberger Berman International Equity Fund acquired all of the net assets of Neuberger Berman International Fund, a former series of the Trust.
On June 2, 2014, Neuberger Berman International Select Fund changed its name from Neuberger Berman International Large Cap Fund.
On May 1, 2018, Neuberger Berman Sustainable Equity Fund changed its name from Neuberger Berman Socially Responsive Fund.
On August 16, 2019, Neuberger Berman Large Cap Value Fund acquired all of the net assets of Neuberger Berman Value Fund, a former series of the Trust.
On September 3, 2019, Neuberger Berman Integrated Large Cap Fund changed its name from Neuberger Berman Global Equity Fund.
Description of Shares.  Each Fund is authorized to issue an unlimited number of shares of beneficial interest (par value $0.001 per share). Shares of each Fund represent equal proportionate interests in the assets of that Fund only and have identical voting, dividend, redemption, liquidation, and other rights except that expenses allocated to a Class may be borne solely by such Class as determined by the Fund Trustees and a Class may have exclusive voting rights with respect to matters affecting only that Class. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other rights to subscribe to any additional shares.

Shareholder Meetings.  The Fund Trustees do not intend to hold annual meetings of shareholders of the Funds.  The Fund Trustees will call special meetings of shareholders of a Fund or Class only if required under the 1940 Act or in their discretion or upon the written request of holders of 25% or more of the outstanding shares of that Fund or Class entitled to vote at the meeting.
Certain Provisions of Trust Instrument.  Under Delaware law, the shareholders of a Fund will not be personally liable for the obligations of any Fund; a shareholder is entitled to the same limitation of personal liability extended to shareholders of a Delaware corporation. To guard against the risk that Delaware law might not be applied in other states, the Trust Instrument requires that every written obligation of the Trust or a Fund contain a statement that such obligation may be enforced only against the assets of the Trust or Fund and provides for indemnification out of Trust or Fund property of any shareholder nevertheless held personally liable for Trust or Fund obligations, respectively, merely on the basis of being a shareholder.
Other.  For Fund shares that can be bought, owned and sold through an account with an Institution, a client of an Institution may be unable to purchase additional shares and/or may be required to redeem shares (and possibly incur a tax liability) if the client no longer has a relationship with the Institution or if the Institution no longer has a contract with the Distributor to perform services. Depending on the policies of the Institution involved, an investor may be able to transfer an account from one Institution to another.
CUSTODIAN AND TRANSFER AGENT
Each Fund has selected State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, MA 02111, as custodian for its securities and cash. DST Asset Manager Solutions, Inc. serves as each Fund’s transfer and shareholder servicing agent, administering purchases, redemptions, and transfers of Fund shares and the payment of dividends and other distributions. All correspondence should be mailed to Neuberger Berman Funds, P.O. Box 219189, Kansas City, MO 64121-9189.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS
Each of Neuberger Berman Dividend Growth Fund, Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Equity Income Fund, Neuberger Berman Focus Fund, Neuberger Berman Genesis Fund, Neuberger Berman Global Real Estate Fund, Neuberger Berman Greater China Equity Fund, Neuberger Berman Guardian Fund, Neuberger Berman Integrated Large Cap Fund, Neuberger Berman International Equity Fund, Neuberger Berman International Select Fund, Neuberger Berman International Small Cap Fund, Neuberger Berman Large Cap Value Fund, and Neuberger Berman Real Estate Fund has selected Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, as the independent registered public accounting firm that will audit its financial statements.
Each of Neuberger Berman Intrinsic Value Fund, Neuberger Berman Mid Cap Growth Fund, Neuberger Berman Mid Cap Intrinsic Value Fund, Neuberger Berman Multi-Cap Opportunities Fund, Neuberger Berman Small Cap Growth Fund and Neuberger Berman Sustainable Equity Fund has selected Tait, Weller & Baker LLP, 50 South 16th Street, Suite 2900, Philadelphia, PA 19102, as the independent registered public accounting firm that will audit its financial statements.

LEGAL COUNSEL
The Trust has selected K&L Gates LLP, 1601 K Street, N.W., Washington, D.C. 20006-1600, as its legal counsel.
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
As of November 15, 2019, the following are all of the beneficial and record owners of five percent or more of a Class of a Fund’s shares. Except where indicated with an asterisk, the owners listed are record owners. These entities hold these shares of record for the accounts of certain of their clients and have informed the Funds of their policy to maintain the confidentiality of holdings in their client accounts, unless disclosure is expressly required by law.

Fund and Class	Name and Address	Percent Owned
Neuberger Berman Dividend Growth Fund Class A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	25.75%
	MARTHA CLARK GOSS ALEXIS CLARK BRILEY TTEE MARTHA GOSS RETIREMENT PLAN UA DTD 01/01/2014 NEWTOWN PA 18940-2806	11.27%
	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	7.97%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	7.91%
	UMB BANK NA CUST SEP IRA FBO JOHN E MCVAY LINCOLN NE 68505-1678	7.73%
	UMB BANK NA CUST IRA FBO JACK BROWN HARRIS NEW YORK NY 10128-1001	6.82%
Neuberger Berman Dividend Growth Fund Class C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	99.30%
Neuberger Berman Dividend Growth Fund Class R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	70.46%

	UMB BANK NA CUST ROTH IRA FBO BRIAN KEITH STANTON LEES SUMMIT MO 64081-2245	29.54%
Neuberger Berman Dividend Growth Fund Institutional Class	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-1995	99.83%
Neuberger Berman Emerging Markets Equity Fund Class A	MERRILL LYNCH PIERCE FENNER & SMITH FBO THE SOLE BENEFIT OF CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	37.61%
	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	16.15%
	NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	15.14%
Neuberger Berman Emerging Markets Equity Fund Class C	MERRILL LYNCH PIERCE FENNER & SMITH INC FUND ADMINISTRATION ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	62.01%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	9.84%

	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	8.81%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1901	8.42%
Neuberger Berman Emerging Markets Equity Fund Class R3	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	31.89%
	AMERICAN UNITED LIFE INS CO ATTN SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368	26.70%
	MID ATLANTIC TRUST COMPANY FBO VENTURE PHILANTHROPY PARTNERS 401(K 1251 WATERFRONT PLACE, SUITE 525 PITTSBURGH PA 15222-4228	10.10%
	FIDELITY INVESTMENTS INSTITUTIONAL OPS CO INC AS AGENT FOR INFOED INTERNATIONAL INC 401K PLAN 100 MAGELLAN WAY (KWIC) COVINGTON KY 41015-1999	9.49%
	ASCENSUS TRUST COMPANY FBO RANNICK, P.C. 401(K) PLAN P.O. BOX 10758 FARGO ND 58106-0758	8.95%

Neuberger Berman Emerging Markets Equity Fund Class R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	38.80%
	STRATEGIC PARTNERSHIP FUND NB LLC NEUBERGER BERMAN INV ADVISERS LLC AS MANAGER ATTN: PRIVATE FUND CLIENT SERVICE 1290 AVE OF THE AMERICAS 22ND FL NEW YORK NY 10104-0002	17.01%
	MASSACHUSETTS MUTUAL LIFE INSURANCE 1295 STATE STREET, MIP M200-INVST SPRINGFIELD MA 01111-0001	15.64%
	U.S. BANK FBO FRANKLIN PARK FIREFIGHTERS' PENSION 1555 N RIVERCENTER DR STE 302 MILWAUKEE WI 53212-3958	11.81%
	J VITTA JVISCONTI JSURDI MLORENCA LDIETRICH & R BRAYMAN TTEES SOFT DRINK & BREWERY WORKERS UNION 812 RETIREMENT FUND 445 NORTHERN BLVD STE 30 GREAT NECK NY 11021-4804	5.72%
Neuberger Berman Emerging Markets Equity Fund Institutional Class	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	34.55%
	KEYBANK NA FBO RIPPLE RAYMONDJ FBO RMR PO BOX 94871 CLEVELAND OH 44101-4871	26.80%

	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-1995	22.90%
	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	5.34%
Neuberger Berman Equity Income Fund Class A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1901	29.61%
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	13.28%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	10.77%
	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	9.00%

	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	7.16%
	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	5.37%
Neuberger Berman Equity Income Fund Class C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	25.72%
	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	21.17%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	13.93%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	11.42%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1901	6.61%

Neuberger Berman Equity Income Fund Class R3	GREAT-WEST TRUST COMPANY LLC FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	49.45%
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINSTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	22.84%
	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	13.10%
	FIDELITY INVESTMENTS INSTITUTIONAL OPS (FIIOC) AS AGENT FOR JOSEPH PIETRAFITTA MD PA PSP- 100 MAGELLAN WAY (KWIC) COVINGTON KY 41015-1999	7.05%
Neuberger Berman Equity Income Fund Institutional Class	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-1995	25.88%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	19.22%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	10.14%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1901	7.65%
	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	6.88%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	6.18%
	LOCAL 804 IBT AND LOCAL 447 IAM UPS INC MULTI EMPLOYER RETIREMENT PLAN 55 GLENLAKE PKWY ATLANTA GA 30328-3474	6.02%
Neuberger Berman Focus Fund Advisor Class	NATIONAL FINANCIAL SERV CORP FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	85.40%
	AMERICAN UNITED LIFE INS CO ATTN SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368	8.20%

Neuberger Berman Focus Fund Class A	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	50.51%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	34.44%
Neuberger Berman Focus Fund Class C	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	55.06%
	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 707 2ND AVE S MINNEAPOLIS MN 55402-2405	15.44%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	7.35%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	6.82%
	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	6.72%
Neuberger Berman Focus Fund Institutional Class	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-1995	43.81%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	16.52%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1901	14.42%
	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	6.54%
Neuberger Berman Focus Fund Investor Class	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	5.98%
Neuberger Berman Focus Fund Trust Class	NATIONAL FINANCIAL SERV CORP FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	89.64%
Neuberger Berman Genesis Fund Advisor Class	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	23.99%
	NATIONAL FINANCIAL SERV CORP FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	12.93%

	FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO INC (FFIOC) AS AGENT FOR CMG INFORMATION SERVICES 100 MAGELLAN WAY (KWIC) COVINGTON KY 41015-1999	9.20%
	STATE STREET BANK AND TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	8.18%
Neuberger Berman Genesis Fund Class R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	48.64%
	MAC & CO A/C 727721 ATTN MUTUAL FUNDS OPS 500 GRANT STREET PITTSBURGH PA 15219-2502	29.52%
Neuberger Berman Genesis Fund Institutional Class	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	23.07%
	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-1995	22.32%
Neuberger Berman Genesis Fund Investor Class	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	23.34%

	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	9.75%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	9.75%
Neuberger Berman Genesis Fund Trust Class	NATIONAL FINANCIAL SERV CORP FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	34.66%
	NATIONWIDE LIFE INSURANCE COMPANY (QPVA) C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	27.22%
	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	7.80%
Neuberger Berman Global Real Estate Fund Class A	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	84.53%
	UMB BANK NA CUST NON DFI SIMPLE IRA FBO STEVEN GERBER BLOOMINGDALE NJ 07403	6.10%

Neuberger Berman Global Real Estate Fund Class C	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	100.00%
Neuberger Berman Global Real Estate Fund Institutional Class	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-1995	70.30%
	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	26.09%
Neuberger Berman Greater China Equity Fund Class A	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	72.18%
	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	20.06%
Neuberger Berman Greater China Equity Fund Class C	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	92.63%
	JP MORGAN SECURITIES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0001	7.37%

Neuberger Berman Greater China Equity Fund Institutional Class	JP MORGAN SECURITIES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0001	70.85%
	BAND & CO C/O US BANK NA PO BOX 1787 MILWAUKEE WI 53201-1787	15.67%
	SEI PRIVATE TRUST COMPANY C/O CITY NATIONAL BANK ID 541 ATTN: MUTUAL FUND ADMINISTRATOR ONE FREEDOM VALLEY DRIVE OAKS PA 19456-9989	7.88%
Neuberger Berman Guardian Fund Advisor Class	GREAT WEST TRUST CO LLC FASCORE LLC RETIREMENT PLANS 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	50.09%
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	17.70%
	NATIONAL FINANCIAL SERV CORP FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	15.00%
	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	9.40%

	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	7.26%
Neuberger Berman Guardian Fund Class A	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	22.36%
	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	18.52%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1901	11.90%
	NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	8.45%
	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001	7.56%
	CHURCHILL MORTGAGE CORPORATION FBO CHURCHILL MORTGAGE CORPORATION INCENTIVE BONUS PLAN ATTN SHEREE BARLETT 761 OLD HICKORY BLVD STE 400 BRENTWOOD TN 37027-4519	6.65%

Neuberger Berman Guardian Fund Class C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	22.75%
	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	16.42%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	16.16%
	SHAWNA LASHLEY TTEE FBO LASHLEY FAMILY DENTISTRY 401K PSP C/O FASCORE LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	9.67%
	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	8.71%
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINSTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	8.07%
	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	7.31%

Neuberger Berman Guardian Fund Class R3	ROGER ANDERSON & JACK BOLKE TRUSTEE ANDERSON ENGINEERING MINNESOTA LLC C/O FASCORE LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	69.00%
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINSTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	27.85%
Neuberger Berman Guardian Fund Institutional Class	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-1995	84.03%
Neuberger Berman Guardian Fund Investor Class	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	12.78%
Neuberger Berman Guardian Fund Class R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	100.00%
Neuberger Berman Guardian Fund Trust Class	NATIONAL FINANCIAL SERV CORP FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	70.32%

	NATIONWIDE LIFE INSURANCE COMPANY (QPVA) C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	10.05%
Neuberger Berman Integrated Large Cap Fund Class A	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	32.58%
	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	19.52%
	UMB BANK NA CUST SIMPLE IRA FBO CHRISTINA R HUNTER NEW YORK NY 10027-3221	10.63%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	8.52%
	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	7.44%
Neuberger Berman Integrated Large Cap Fund Class C	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	70.73%
	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	29.27%

Neuberger Berman Integrated Large Cap Fund Institutional Class	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-1995	95.19%
Neuberger Berman International Equity Fund Class A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINSTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	76.78%
Neuberger Berman International Equity Fund Class C	MERRILL LYNCH PIERCE FENNER & SMITH INC FUND ADMINISTRATION ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	26.44%
	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	18.85%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	15.57%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	9.51%

	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1901	8.20%
	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	6.01%
Neuberger Berman International Equity Fund Class R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	61.19%
	T ROWE PRICE TRUST CO FBO RETIREMENT PLANS 4555 PAINTERS MILL RD OWINGS MILLS MD 21117-4903	15.76%
	RELIANCE TRUST CO TTEE ADP ACCESS LARGE MARKET 401K 1100 ABERNATHY RD ATLANTA GA 30328-5620	7.61%
Neuberger Berman International Equity Fund Institutional Class	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-1995	42.39%
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	35.12%

Neuberger Berman International Equity Fund Investor Class	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	22.04%
	NATIONAL FINANCIAL SERV CORP FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	6.12%
Neuberger Berman International Equity Fund Trust Class	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	35.88%
	NATIONAL FINANCIAL SERV CORP FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST - 1 WORLD FIN CTR ATTN MUTUAL FUNDS DEPT - 5TH FLOOR NEW YORK NY 10281	31.94%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1901	7.50%
	MFPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	6.73%
Neuberger Berman International Select Fund Class A	STATE STREET BANK AND TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	27.68%

	MERRILL LYNCH PIERCE FENNER & SMITH INC FUND ADMINISTRATION ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	27.33%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1901	20.38%
	NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	7.32%
Neuberger Berman International Select Fund Class C	MERRILL LYNCH PIERCE FENNER & SMITH INC FUND ADMINISTRATION ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	42.66%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1901	20.86%
	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	12.36%
	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MGR 60 S 6TH ST MINNEAPOLIS MN 55402-4413	12.26%

Neuberger Berman International Select Fund Class R3	STATE STREET BANK AND TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	43.21%
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINSTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	29.57%
	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	16.30%
Neuberger Berman International Select Fund Class R6	PFIZER INC & NORTHERN TRUST CO MASTER TRUST AGREEMENT BETWEEN C/O PFIZER INC 235 E 42ND ST 28TH FLOOR NEW YORK NY 10017-5703	95.02%
Neuberger Berman International Select Fund Institutional Class	UBATCO & CO ACES TRUST FUND 6811 S 27TH ST LINCOLN NE 68512-4823	56.11%
	MAC & CO A/C 474057 C/O THE BANK OF NEW YORK MELLON 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15219-2502	23.66%
	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001	6.94%

	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-1995	6.86%
Neuberger Berman International Select Fund Trust Class	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	15.75%
	UMB BANK NA CUST IRA FBO DANIEL THOMAS HUFFMAN COLORADO SPGS CO 80920-7008	8.95%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1901	6.11%
	NATIONAL FINANCIAL SERV CORP FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST - 1 WORLD FIN CTR ATTN MUTUAL FUNDS DEPT - 5TH FLOOR NEW YORK NY 10281	5.64%
Neuberger Berman International Small Cap Fund Class A	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	91.48%
Neuberger Berman International Small Cap Fund Class C	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	95.41%

Neuberger Berman International Small Cap Fund Class R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	100.00%
Neuberger Berman International Small Cap Fund Institutional Class	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	80.67%
	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	19.33%
Neuberger Berman Intrinsic Value Fund Class A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1901	31.75%
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS PO BOX 2226 OMAHA NE 68103-2226	11.57%
	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	9.35%
	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	6.65%

	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 707 2ND AVE S MINNEAPOLIS MN 55402-2405	6.55%
	MERRILL LYNCH PIERCE FENNER & SMITH INC FUND ADMINISTRATION ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	6.04%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	5.75%
Neuberger Berman Intrinsic Value Fund Class C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1901	38.66%
	MERRILL LYNCH PIERCE FENNER & SMITH INC FUND ADMINISTRATION ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	13.55%
	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	9.74%
	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 707 2ND AVE S MINNEAPOLIS MN 55402-2405	8.52%

	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	6.70%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	5.91%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	5.90%
Neuberger Berman Intrinsic Value Fund Institutional Class	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1901	36.14%
	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-1995	27.42%
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	10.69%

	SEI PRIVATE TRUST COMPANY C/O FROST BANK ID 390 ATTN MUTUAL FUNDS ADMIN 1 FREEDOM VALLEY DR OAKS PA 19456-9989	5.74%
Neuberger Berman Intrinsic Value Fund Class R6	JP MORGAN SECURITIES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0001	86.33%
	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	13.67%
Neuberger Berman Large Cap Value Fund Advisor Class	STATE STREET BANK AND TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	75.65%
	NATIONAL FINANCIAL SERV CORP FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	11.26%
Neuberger Berman Large Cap Value Fund Class A	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	60.83%
	MERRILL LYNCH PIERCE FENNER & SMITH INC FUND ADMINISTRATION ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	15.34%
	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	13.79%

Neuberger Berman Large Cap Value Fund Class C	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	31.71%
	MERRILL LYNCH PIERCE FENNER & SMITH INC FUND ADMINISTRATION ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	22.94%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	16.26%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	13.21%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	6.56%
Neuberger Berman Large Cap Value Fund Class R3	THOMAS P STEPHENS & TIA TURNER TTEE STEPHENS & JOHNSON STEPHENS ENGNRNG C/O FASCORE LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	44.06%

	ALEN KISNER TTEE FBO ALAN M KISNER PLASTIC SURGERY 401K C/O FASCORE LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	24.52%
	MICHAEL IANNOTTA & BILL SAMMON TTEE MOD A CAN INC 401K C/O FASCORE LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	12.51%
	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	6.47%
	JOSEPH BRIGHTWELL & CORTNEY BURDEN FBO KENTUCKY EYE CARE PSC 401K PSP C/O FASCORE LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	5.60%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	5.03%
Neuberger Berman Large Cap Value Fund Institutional Class	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-1995	31.59%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	22.39%
	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	15.06%
	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 707 2ND AVE S MINNEAPOLIS MN 55402-2405	8.03%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	5.37%
Neuberger Berman Large Cap Value Fund Investor Class	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	10.93%
	NATIONAL FINANCIAL SERVICES FOR THE EXCLUSIVE BENEFIT OF THEIR CLIENTS 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	5.64%
Neuberger Berman Large Cap Value Fund Class R6	ASCENSUS TRUST COMPANY FBO LEWIS IG, INC. 401(K) PLAN 218511 P.O. BOX 10758 FARGO ND 58106-0758	40.09%

	MATRIX TRUST COMPANY CUST. FBO DAVID OLLIS LANDSCAPE & DEVELOPMENT 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	30.24%
	JP MORGAN SECURITIES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0001	21.44%
	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	8.23%
Neuberger Berman Large Cap Value Fund Trust Class	NATIONAL FINANCIAL SERV CORP FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	69.71%
	WELLS FARGO BANK FBO VARIOUS RETIREMENT PLANS 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1076	5.93%
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINSTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	5.09%
Neuberger Berman Mid Cap Growth Fund Advisor Class	STATE STREET BANK AND TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	43.56%

	MFPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	30.66%
	FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO (FIIOC) MCENROE VOICE & DATA 100 MAGELLAN WAY (KWIC) COVINGTON KY 41015-1999	20.92%
Neuberger Berman Mid Cap Growth Fund Class A	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	33.15%
	NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	13.70%
	VRSCO FBO AIGFSB CUST TTEE FBO ATHENS-CLARKE COUNTY 457 2929 ALLEN PARKWAY, A6-20 HOUSTON TX 77019-7117	6.90%
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINSTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	6.32%
	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	6.31%

Neuberger Berman Mid Cap Growth Fund Class C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	20.25%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	13.81%
	STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS 501 N BROADWAY SAINT LOUIS MO 63102-2188	10.23%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1901	8.47%
	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	7.11%
	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	5.79%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	5.68%

Neuberger Berman Mid Cap Growth Fund Class R3	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001	80.56%
Neuberger Berman Mid Cap Growth Fund Class R6	VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY TREASURY DEPARTMENT ONE ORANGE WAY WINDSOR CT 06095-4773	36.34%
	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	18.34%
	GREAT-WEST TRUST COMPANY LLC FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	10.36%
	RELIANCE TRUST COMPANY FBO IPS CORP PO BOX 28004 ATLANTA GA 30358-0004	7.68%
	MID ATLANTIC TRUST COMPANY FBO ENTERPRISE RISK CONTROL, LLC 401(K) PLAN 1251 WATERFRONT PLACE SUITE 525 PITTSBURGH PA 15222-4228	5.14%
Neuberger Berman Mid Cap Growth Fund Institutional Class	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	26.42%

	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	23.16%
	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-1995	18.38%
	LINCOLN RETIREMENT SERVICES COMPANY FBO BANCROFT DEFINED CONT RET PLAN PO BOX 7876 FORT WAYNE IN 46801-7876	9.75%
Neuberger Berman Mid Cap Growth Fund Investor Class	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	6.63%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	6.02%
	NATIONAL FINANCIAL SERVICES FOR THE EXCLUSIVE BENEFIT OF THEIR CLIENTS 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	5.74%
Neuberger Berman Mid Cap Growth Fund Trust Class	NATIONAL FINANCIAL SERV CORP FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	60.74%

	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	30.93%
Neuberger Berman Mid Cap Intrinsic Value Fund Class A	RELIANCE TRUST COMPANY FBO MASSMUTUAL REGISTERED PRODUCT PO BOX 28004 ATLANTA GA 30358-0004	27.94%
	MERRILL LYNCH PIERCE FENNER & SMITH INC FUND ADMINISTRATION ATTN SERVICE TEAM ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	26.76%
	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	5.77%
	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 707 2ND AVE S MINNEAPOLIS MN 55402-2405	5.04%
Neuberger Berman Mid Cap Intrinsic Value Fund Class C	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 707 2ND AVE S MINNEAPOLIS MN 55402-2405	13.55%
	MERRILL LYNCH PIERCE FENNER & SMITH INC FUND ADMINISTRATION ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	13.34%

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	12.05%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	10.33
PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	8.90%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	8.30%
RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MGR 60 S 6TH ST MINNEAPOLIS MN 55402-4413	8.06%
LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	6.45%
UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	5.85%

	STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS 501 N BROADWAY SAINT LOUIS MO 63102-2188	5.33%
	GAIL A ARCHER & KEVIN G ARCHER TTEE AEC 401K PLAN C/O FASCORE LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	5.11%
Neuberger Berman Mid Cap Intrinsic Value Fund Class R3	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001	50.96%
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINSTRATION (97NX1) 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	19.19%
	ASCENSUS TRUST COMPANY FBO ROSEVILLE MOTOR EXPRESS INC 401K CA 590731 P.O. BOX 10758 FARGO ND 58106-0758	12.94%
	MARK GAERTNER & GREGORY WALSH TTEE WALSH & GAERTNER 401K C/O FASCORE LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	5.90%

Neuberger Berman Mid Cap Intrinsic Value Fund Class R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	100.00%
Neuberger Berman Mid Cap Intrinsic Value Fund Institutional Class	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT FL 4 JERSEY CITY NJ 07310-1995	40.48%
	JEWISH COMMUNAL FUND CORPORATION (NOT-FOR-PROFIT) 575 MADISON AVE STE 703 NEW YORK NY 10022-8591	27.77%
	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	7.33%
	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 707 2ND AVE S MINNEAPOLIS MN 55402-2405	6.19%
Neuberger Berman Mid Cap Intrinsic Value Fund Investor Class	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	9.84%
	NATIONAL FINANCIAL SERVICES CORP FOR THE EXCLUSIVE BENEFIT OF THEIR CLIENTS 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	5.23%

Neuberger Berman Mid Cap Intrinsic Value Fund Trust Class	CHARLES SCHWAB INC ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	44.48%
	NATIONAL FINANCIAL SERV CORP FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	20.78%
	FIDELITY INVESTMENTS INSTITUTIONAL OPS CO (FIIOC) AS AGENT FOR IMX 401K PSP 100 MAGELLAN WAY (KWIC) COVINGTON KY 41015-1999	7.68%
	NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	7.43%
Neuberger Berman Multi-Cap Opportunities Fund Class A	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	15.97%
	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	14.36%
	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 707 2ND AVE S MINNEAPOLIS MN 55402-2405	10.49%
	MERRILL LYNCH PIERCE FENNER & SMITH INC FUND ADMINISTRATION ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	9.36%

	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	9.29%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1901	6.45%
Neuberger Berman Multi-Cap Opportunities Fund Class C	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 707 2ND AVE S MINNEAPOLIS MN 55402-2405	23.92%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	15.55%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1901	13.11%
	MERRILL LYNCH PIERCE FENNER & SMITH INC FUND ADMINISTRATION ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	9.13%
	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	7.73%

	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	6.01%
	STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS 501 N BROADWAY SAINT LOUIS MO 63102-2188	5.68%
Neuberger Berman Multi-Cap Opportunities Fund Institutional Class	JP MORGAN SECURITIES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0001	43.57%
	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-1995	17.64%
	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	8.89%
	BROWN BROTHERS HARRIMAN CO AS CUSTODIAN FOR 6053904 CASH ATTN MUTUAL FUND SERVICES 140 BROADWAY NEW YORK NY 10005-1108	5.80%
Neuberger Berman Real Estate Fund Class A	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	26.15%

	GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K – FG 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	14.46%
	STATE STREET BANK AND TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	10.86%
	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	10.47%
	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	7.56%
Neuberger Berman Real Estate Fund Class C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	16.05%
	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	13.48%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	11.19%

	MERRILL LYNCH PIERCE FENNER & SMITH INC FUND ADMINISTRATION ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	10.53%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	10.53%
	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	9.71%
	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 707 2ND AVE S MINNEAPOLIS MN 55402-2405	5.85%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	5.61%
Neuberger Berman Real Estate Fund Class R3	VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY TREASURY DEPARTMENT ONE ORANGE WAY WINDSOR CT 06095-4773	34.38%
	STATE STREET BANK AND TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	12.42%

	CAPITAL BANK & TRUST COMPANY TTEE F HUGHES HEALTH & REHABILITATION INC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	12.40%
	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001	11.66%
Neuberger Berman Real Estate Fund Class R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	27.64%
	TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	19.06%
	RELIANCE TRUST COMPANY FBO MASSMUTUAL REGISTERED PRODUCT PO BOX 28004 ATLANTA GA 30358-0004	18.92%
	VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY TREASURY DEPARTMENT ONE ORANGE WAY WINDSOR CT 06095-4773	8.25%

Neuberger Berman Real Estate Fund Institutional Class	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-1995	25.37%
	SEI PRIVATE TRUST COMPANY C/O MELLON BANK ID 225 ATTN: MUTUAL FUND ADMINISTRATOR ONE FREEDOM VALLEY DRIVE OAKS PA 19456-9989	11.64%
	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	6.52%
	TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	6.14%
	MERRILL LYNCH PIERCE FENNER & SMITH ATTN FUND ADMINISTRATION (98055) 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	5.98%
	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 707 2ND AVE S MINNEAPOLIS MN 55402-2405	5.62%

Neuberger Berman Real Estate Fund Trust Class	NATIONAL FINANCIAL SERV CORP FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	37.64%
	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	27.97%
	VRSCO FBO AIGFSB CUST TTEE FBO YAKIMA VALLEY HOSPITAL 403B 2929 ALLEN PARKWAY, A6-20 HOUSTON TX 77019-7117	5.95%
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	5.62%
Neuberger Berman Small Cap Growth Fund Advisor Class	AMERICAN UNITED LIFE INS CO ATTN SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368	41.71%
	PAI TRUST COMPANY, INC WASHINGTON PLASTIC SURGERY GROUP, L 1300 ENTERPRISE DR DE PERE WI 54115-4934	15.12%
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	13.64%
	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001	9.14%

	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	6.19%
Neuberger Berman Small Cap Growth Fund Class A	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	53.06%
	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	17.33%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	10.03%
Neuberger Berman Small Cap Growth Fund Class C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	34.71%
	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	13.84%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	9.48%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	6.94%

	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 707 2ND AVE S MINNEAPOLIS MN 55402-2405	6.74%
	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MGR 60 S 6TH ST MINNEAPOLIS MN 55402-4413	5.19%
Neuberger Berman Small Cap Growth Fund Class R3	AMERICAN UNITED LIFE INS CO ATTN SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368	19.60%
	MATRIX TRUST COMPANY AS TTEE FBO RADIOLOGY ASSOCIATES INC 401(K) PROFIT SHARING PLAN PO BOX 52129 PHOENIX AZ 85072-2129	18.36%
	STATE STREET BANK AND TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	13.86%
	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001	11.89%
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINSTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	5.78%

	M ADELSHEIMER & P LIEBER TTEE FBO REHABILITATION & PAIN SPECIALISTS 4 PSP 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	5.49%
Neuberger Berman Small Cap Growth Fund Class R6	CBNA AS CUSTODIAN FBO MANCHESTER ADVISORS OMNIBUS 6 RHOADS DRIVE, SUITE 7 UTICA NY 13502-6317	78.81%
	GREAT-WEST TRUST COMPANY LLC TTEE F RECORDKEEPING FOR LARGE BENEFIT PL 8525 E ORCHARD RD GREENWOOD VLG CO 80111-5002	10.25%
	RELIANCE TRUST COMPANY FBO MASSMUTUAL REGISTERED PRODUCT PO BOX 28004 ATLANTA GA 30358-0004	5.48%
Neuberger Berman Small Cap Growth Fund Institutional Class	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-1995	24.58%
	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 707 2ND AVE S MINNEAPOLIS MN 55402-2405	21.54%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	11.25%

	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	8.77%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	7.55%
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	6.97%
	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	6.04%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	5.97%
Neuberger Berman Small Cap Growth Fund Investor Class	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	22.36%
Neuberger Berman Small Cap Growth Fund Trust Class	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	25.79%

	NATIONAL FINANCIAL SERV CORP FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	24.94%
	NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	13.01%
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	9.11%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	5.86%
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	5.76%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	5.48%
Neuberger Berman Sustainable Equity Fund Class A	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	17.28%

	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1901	12.08%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	8.01%
	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	7.89%
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINSTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	6.89%
	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	5.98%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	5.22%
Neuberger Berman Sustainable Equity Fund Class C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	20.93%

MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1901	17.93%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINSTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	12.78%
UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	8.30%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 707 2ND AVE S MINNEAPOLIS MN 55402-2405	6.71%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	5.51%
LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	5.44%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	5.06%

Neuberger Berman Sustainable Equity Fund Class R3	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	30.66%
	TALCOTT RESOLUTION LIFE INSURANCE COMPANY PO BOX 5051 HARTFORD CT 06102-5051	13.48%
	STATE STREET BANK AND TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	10.91%
	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001	8.37%
	MASSACHUSETTS MUTUAL INSURANCE CO 1295 STATE ST # M200-INVST SPRINGFIELD MA 01111-0001	7.26%
Neuberger Berman Sustainable Equity Fund Class R6	NFS LLC FEBO FIIOC AS AGENT FOR QUALIFIED EMPLOYEE BENEFIT PLANS (401K) FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	34.39%
	VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY TREASURY DEPARTMENT ONE ORANGE WAY WINDSOR CT 06095-4773	14.82%

	MAC & CO ATTN MUTUAL FUND OPS 500 GRANT STREET PITTSBURGH PA 15219-2502	6.68%
	NATIONWIDE TRUST COMPANY, FSB FBO PARTICIPATING RETIREMENT PLANS NTC-PLNS C/O IPO PORTFOLIO ACCOUNTING P.O. BOX 182029 COLUMBUS OH 43218-2029	5.67%
	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001	5.47%
	TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	5.12%
Neuberger Berman Sustainable Equity Fund Institutional Class	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-1995	22.46%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1901	12.05%

	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	9.50%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	8.21%
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	6.25%
Neuberger Berman Sustainable Equity Fund Investor Class	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	24.08%
	NATIONWIDE LIFE INSURANCE COMPANY (DCVA) C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	18.89%
	NATIONAL FINANCIAL SERVICES FOR THE EXCLUSIVE BENEFIT OF THEIR CLIENTS 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	10.38%
Neuberger Berman Sustainable Equity Fund Trust Class	NATIONAL FINANCIAL SERV CORP FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	31.57%

VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY TREASURY DEPARTMENT ONE ORANGE WAY WINDSOR CT 06095-4773	11.67%
UMB BANK NA FBO FIDUCIARY FOR TAX DEFERRED ACCT 1 SW SECURITY BENEFIT PL TOPEKA KS 66636-1000	8.77%
RELIANCE TRUST CO TTEE ADP ACCESS LARGE MARKET 401K 1100 ABERNATHY RD ATLANTA GA 30328-5620	6.14%
CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	5.54%

As of the date of this SAI, Class A and Class C of Neuberger Berman Genesis Fund had not yet commenced operations.

As of November 15, 2019, the following shareholders owned of record or beneficially more than 25% of the outstanding shares of a Fund as set forth below. A shareholder who owns of record or beneficially more than 25% of the outstanding shares of a Fund or who is otherwise deemed to “control” a Fund may be able to determine or significantly influence the outcome of matters submitted to a vote of the Fund’s shareholders.

Fund	Name and Address	Percent Owned
Neuberger Berman Dividend Growth Fund	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-1995	92.98%
Neuberger Berman Emerging Markets Equity Fund	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION (98055) 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	29.20%
Neuberger Berman Global Equity Fund	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-1995	89.56%
Neuberger Berman Global Real Estate Fund	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-1995	58.17%
Neuberger Berman Greater China Equity Fund	JP MORGAN SECURITIES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0001	62.36%
Neuberger Berman International Equity Fund	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-1995	37.09%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	32.50%
Neuberger Berman International Select Fund	UBATCO & CO ACES TRUST FUND 6811 S 27TH ST LINCOLN NE 68512-4823	41.46%
Neuberger Berman International Small Cap Fund	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	74.17%
Neuberger Berman Intrinsic Value Fund	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-1995	25.75%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1901	36.04%
Neuberger Berman Multi-Cap Opportunities Fund	JP MORGAN SECURITIES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0001	40.46%

REGISTRATION STATEMENT
This SAI and the Prospectuses do not contain all the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectuses. The registration statement, including the exhibits filed therewith, may be examined at the SEC’s offices in Washington, D.C. The SEC maintains a website (http://www.sec.gov) that contains this SAI, material incorporated by reference, and other information regarding the Funds.

Statements contained in this SAI and in the Prospectuses as to the contents of any contract or other document referred to are not necessarily complete. In each instance where reference is made to a contract or other document, a copy of which is filed as an exhibit to the registration statement, each such statement is qualified in all respects by such reference.
FINANCIAL STATEMENTS
The following financial statements and related documents are incorporated herein by reference from the Funds’ Annual Report to shareholders for the fiscal year ended August 31, 2019:
The audited financial statements of Neuberger Berman Dividend Growth Fund, Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Equity Income Fund, Neuberger Berman Focus Fund, Neuberger Berman Genesis Fund, Neuberger Berman Global Real Estate Fund, Neuberger Berman Greater China Equity Fund, Neuberger Berman Guardian Fund, Neuberger Berman Integrated Large Cap Fund, Neuberger Berman International Equity Fund, Neuberger Berman International Select Fund, Neuberger Berman International Small Cap Fund, Neuberger Berman Large Cap Value Fund, and Neuberger Berman Real Estate Fund, notes thereto, and the reports of Ernst & Young LLP, independent registered public accounting firm, with respect to such audited financial statements.
The audited financial statements of Neuberger Berman Intrinsic Value Fund, Neuberger Berman Mid Cap Growth Fund, Neuberger Berman Mid Cap Intrinsic Value Fund, Neuberger Berman Multi-Cap Opportunities Fund, Neuberger Berman Small Cap Growth Fund and Neuberger Berman Sustainable Equity Fund, notes thereto, and the reports of Tait, Weller & Baker LLP, independent registered public accounting firm, with respect to such audited financial statements.

Appendix A
Long-Term and Short-Term Debt Securities Rating Descriptions
S&P Global Ratings -- Long-Term Issue Credit Ratings*:
The following descriptions have been published by Standard & Poor’s Financial Services LLC.

AAA – An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA – An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A – An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in  circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB – An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C – Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB – An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B – An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC – An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC – An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.  The ‘CC’ rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C – An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D – An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR – This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P Global Ratings does not rate a particular obligation as a matter of policy.

*The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Moody’s Investors Service, Inc. (“Moody’s”) -- Global Long-Term Rating Scale:

The following descriptions have been published by Moody's Investors Service, Inc.
Aaa – Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa – Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa – Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba – Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B – Obligations rated B are considered speculative and are subject to high credit risk.

Caa – Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca – Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C – Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.  Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*
* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs.  Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment.  Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
Fitch Ratings (“Fitch”) -- Corporate Finance Obligations -- Long-Term Rating Scale:

The following descriptions have been published by Fitch, Inc. and Fitch Ratings Ltd. and its subsidiaries.

AAA – Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA – Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A – High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB – Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
BB – Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.
B – Highly speculative. ‘B’ ratings indicate that material credit risk is present.  For performing obligations, default risk is commensurate with an Issuer Default Risk (“IDR”) in the ranges ‘BB’ to ‘C’. For issuers with an IDR below ‘B’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur.  For issuers with an IDR above ‘B’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur.  For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have extremely high recovery rates consistent with a Recovery Rating of ‘RR1’.

CCC – Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’.  For issuers with an IDR below ‘CCC’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur.  For issuers with an IDR above ‘CCC’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a superior recovery rate consistent with a Recovery Rating of ‘RR2’.
CC – Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.  For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. For issuers with an IDR below ‘CC’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur.  For issuers with an IDR above ‘CC’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur.  For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a good recovery rate consistent with a Recovery Rating of ‘RR3’.
C – Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. The overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, and the rated obligation is expected to have an average, below-average or poor recovery rate consistent with a Recovery Rating of ‘RR4’, ‘RR5’ or ‘RR6’.
Defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings, but are instead rated in the 'B' to 'C' rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.
Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘CCC’.
The subscript 'emr' is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.
DBRS -- Long Term Obligations Rating Scale:
The following descriptions have been published by Dominion Bond Rating Service.
AAA – Highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

AA – Superior credit quality. The capacity for the payment of financial obligations is considered high.  Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.
A – Good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.
BBB – Adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.
BB – Speculative, non investment-grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.
B – Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.
CCC, CC, C – Very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although CC and C ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the CCC to B range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the C category.
D – When the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to D may occur. DBRS may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange.”
All rating categories other than AAA and D also contain subcategories "(high)" and "(low)". The absence of either a "(high)" or "(low)" designation indicates the rating is in the middle of the category.
S&P Global Ratings -- Short-Term Issue Credit Ratings:
The following descriptions have been published by Standard & Poor’s Financial Services LLC.
A-1 – A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2 - A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A-3 - A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B - A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.
C - A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D - A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.  An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.
Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).
Moody’s -- Global Short-Term Rating Scale:
The following descriptions have been published by Moody's Investors Service, Inc.
P-1 - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3 - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
 Fitch -- Short-Term Ratings Assigned to Issuers or Obligations in Corporate, Public and Structured Finance:

The following descriptions have been published by Fitch Inc. and Fitch Ratings Ltd. and its subsidiaries.

F1 - Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2 - Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3 - Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B – Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C - High short-term default risk. Default is a real possibility.
RD – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

DBRS -- Commercial Paper and Short-Term Debt Rating Scale:
The following descriptions have been published by Dominion Bond Rating Service.
R-1 (high) – Highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.
R-1 (middle) – Superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from R-1 (high) by a relatively modest degree. Unlikely to be significantly vulnerable to future events.
R-1 (low) – Good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favourable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.
R-2 (high) – Upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.
R-2 (middle) – Adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.
R-2 (low) – Lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

R-3 – Lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.
R-4 – Speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.
R-5 – Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.
D – When the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to D may occur. DBRS may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange.”

APPENDIX B

APRIL 2019

PROXY VOTING POLICIES AND PROCEDURES

I.	INTRODUCTION AND GENERAL PRINCIPLES
A.	Certain subsidiaries of Neuberger Berman Group LLC (“NB”) have been delegated the authority and responsibility to vote the proxies of their respective investment advisory clients.
B.
NB understands that proxy voting is an integral aspect of investment management. Accordingly, proxy voting must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.

C.
NB believes that the following policies and procedures are reasonably expected to ensure that proxy matters are conducted in the best interest of clients, in accordance with NB’s fiduciary duties, applicable rules under the Investment Advisers Act of 1940, fiduciary standards and responsibilities for ERISA clients set out in Department of Labor interpretations, the UK Stewardship Code, the Japan Stewardship Code and other applicable laws and regulations.

D.
In instances where NB does not have authority to vote client proxies, it is the responsibility of the client to instruct the relevant custody bank or banks to mail proxy material directly to such client.

E.
In all circumstances, NB will comply with specific client directions to vote proxies, whether or not such client directions specify voting proxies in a manner that is different from NB’s policies and procedures.

F.
NB will seek to vote all shares under its authority so long as that action is not in conflict with client instructions. There may be circumstances under which NB may abstain from voting a client proxy, such as when NB believes voting would not be in clients’ best interests (e.g., not voting in countries with share blocking or meetings in which voting would  entail additional costs). NB understands that it must weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent and solely in the interests of the clients and, in the case of an ERISA client and other accounts and clients subject to similar local laws, a plan’s participants and beneficiaries. NB’s decision in such circumstances will take into account the effect that the proxy vote, either by itself or together with other votes, is expected to have on the value of the client’s investment and whether this expected effect would outweigh the cost of voting.

II.  RESPONSIBILITY AND OVERSIGHT

A.
NB has designated a Governance & Proxy Committee (“Proxy Committee”) with the responsibility for: (1) developing, authorizing, implementing and updating NB’s policies and procedures; (2) administering and overseeing the governance and proxy voting processes; and (3) engaging and overseeing any third-party vendors as voting delegates to review, monitor and/or vote proxies. NB, at the recommendation of the Proxy Committee, has retained Glass, Lewis & Co., LLC (“Glass Lewis”) as its voting delegate.

B.	The Proxy Committee will meet as frequently and in such manner as necessary or appropriate to fulfill its responsibilities.
C.
The members of the Proxy Committee will be appointed from time to time and will include the Chief Investment Officer (Equities), the Head of Global Equity Research, the Head of ESG Investing, and senior portfolio managers. A senior member of the Legal and Compliance Department will advise the Proxy Committee and may be included for purposes of ensuring a quorum.

D.
In the event that one or more members of the Proxy Committee are not independent with respect to a particular matter, the remaining members of the Proxy Committee shall constitute an ad hoc independent subcommittee of the Proxy Committee, which will have full authority to act upon such matter.

III.            PROXY VOTING GUIDELINES

A.
The Proxy Committee developed the Governance and Proxy Voting Guidelines (“Voting Guidelines”) based on our Governance and Engagement Principles. These Guidelines are updated as appropriate and generally on an annual basis. With input from certain of our investment professionals, the modifications are intended to reflect emerging corporate governance issues and themes. The Proxy Committee recognizes that in certain circumstances it may be in the interests of our clients to deviate from our Voting Guidelines.

B.
Our views regarding corporate governance and engagement, and the related stewardship actions, are led by our ESG Investing group, in consultation with professionals in the Legal & Compliance and Global Equity Research groups, among others. These insightful, experienced and dedicated groups enable us to think strategically about engagement and stewardship priorities.

PROXY VOTING POLICIES AND PROCEDURES

C.
We believe NB’s Voting Guidelines generally represent the voting positions most likely to support our clients’ best economic interests across a range of sectors and contexts. These guidelines are not intended to constrain our consideration of the specific issues facing a particular company on a particular vote, and so there will be times when we deviate from the Voting Guidelines.

D.
In the event that a senior investment professional at Neuberger Berman believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with NB’s Voting Guidelines, the investment professional will submit in writing the basis for his or her recommendation. The Proxy Committee will review this recommendation in the context of the specific circumstances of the situation and with the intention of remaining consistent with our Engagement Principles.

IV.	PROXY VOTING PROCEDURES
A.
NB will vote client proxies in accordance with a client’s specific request even if it is in a manner inconsistent with NB’s policies and procedures. Such specific requests should be made in writing by the individual client or by an authorized officer, representative or named fiduciary of a client.

B.
NB has engaged Glass Lewis as its advisor and voting agent to: (1) provide research on proxy matters; (2) vote proxies in accordance with NB’s Voting Guidelines or as otherwise instructed and submit such proxies in a timely manner; (3) handle other administrative functions of proxy voting; (4) maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request; and (5) maintain records of votes cast.

C.
Except in instances where clients have retained voting authority, NB will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to Glass Lewis.

D.	Notwithstanding the foregoing, NB retains final authority and fiduciary responsibility for proxy voting.

V.	CONFLICTS OF INTEREST

A.
Glass Lewis will vote proxies in accordance with the Voting Guidelines described in Section III or, in instances where a material conflict has been determined to exist, as Glass Lewis recommends. NB believes that this process is reasonably designed to address material conflicts of interest that may arise in conjunction with proxy voting decisions. Potential conflicts considered by the Proxy Committee when it is determining whether to deviate from NB’s Voting Guidelines include, among others: a material client relationship with the corporate issuer being considered; personal or business relationships between the portfolio managers and an executive officer; director, or director nominee of the issuer; joint business ventures; or a direct transactional relationship between the issuer and senior executives of NB.

B.
In the event that an NB Investment Professional believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the Voting Guidelines described in Section III, such NB Investment Professional will contact a member of the Legal & Compliance Department advising the Proxy Committee and complete and sign a questionnaire in the form adopted from time to time. Such questionnaires will require specific information, including the reasons the NB Investment Professional believes a proxy vote in this manner is in the best interest of a client or clients and disclosure of specific ownership, business or personal relationship, or other matters that may raise a potential material conflict of interest with respect to the voting of the proxy. The Proxy Committee will meet with the NB Investment Professional to review the completed questionnaire and consider such other matters as it deems appropriate to determine that there is no material conflict of interest with respect to the voting of the proxy in the requested manner. The Proxy Committee shall document its consideration of such other matters. In the event that the Proxy Committee determines that such vote will not present a material conflict, the Proxy Committee will make a determination whether to vote such proxy as recommended by the NB Investment Professional. In the event of a determination to vote the proxy as recommended by the NB Investment Professional, an authorized member of the Legal & Compliance Department advising the Proxy Committee will instruct Glass Lewis to vote in such manner with respect to the client or clients. In the event that the Proxy Committee determines that the voting of a proxy as recommended by the NB Investment Professional would not be appropriate, the Proxy Committee will:

(i)	take no further action, in which case Glass Lewis shall vote such proxy in accordance with the Voting Guidelines;
(ii)	disclose such conflict to the client or clients and obtain written direction from the client with respect to voting the proxy;
(iii)	suggest that the client or clients engage another party to determine how to vote the proxy; or
(iv)	engage another independent third party to determine how to vote the proxy. A record of the Proxy Committee’s determinations shall be prepared and maintained in accordance with applicable policies.
C.
In the event that the Voting Guidelines described in Section III do not address how a proxy should be voted and Glass Lewis refrains from making a recommendation as to how such proxy should be voted, the Proxy Committee will make a determination as to how the proxy should be voted. The Proxy Committee will consider such matters as it deems appropriate to determine how such proxy should be voted including whether there is a material conflict of interest with respect to the voting of the proxy in accordance with its decision. The Proxy Committee shall document its consideration of such matters, and an authorized member of the Legal & Compliance Department advising the Proxy Committee will instruct Glass Lewis to vote in such manner with respect to such client or clients.

D.	Material conflicts cannot be resolved by simply abstaining from voting.

PROXY VOTING POLICIES AND PROCEDURES

VI.	RECORDKEEPING

NB will maintain records relating to the implementation of the Voting Guidelines and these procedures, including: (1) a copy of the Voting Guidelines and these procedures, which shall be made available to clients upon request; (2) proxy statements received regarding client securities (which will be satisfied by relying on EDGAR or Glass Lewis); (3) a record  of each vote cast (which Glass Lewis maintains on NB’s behalf); (4) a copy of each questionnaire completed by any NB Investment Professional under Section V above; and (5) any other document created by NB that was material to a determination regarding the voting of proxies on behalf of clients or that memorializes the basis for that decision. Such proxy voting books and records shall be maintained in an easily accessible place, which may include electronic means, for a period of five years, the first two by the Legal & Compliance Department.

VII.	ENGAGEMENT AND MONITORING

Consistent with the firm’s active management strategies, NB portfolio managers and members of the Global Equity Research team continuously monitor material investment factors at portfolio companies. NB professionals remain informed of trends and best practices related to the effective fiduciary administration of proxy voting. NB will make revisions to its Voting Guidelines and related procedures document when it determines it is appropriate or when we observe the opportunity to materially improve outcomes for our clients. Additionally, we will regularly undertake a review of selected voting and engagement cases to better learn how to improve the monitoring of our portfolio companies and the effectiveness of our stewardship activities.

VIII.	SECURITIES LENDING

Some NB products may participate in a securities lending program. Where a security on loan is subject to a proxy event and a determination has been made that the shares on loan may have a meaningful impact on the vote outcome and the potential value of the security, a portfolio manager, in consultation with relevant investment professionals, will restrict the security from lending, or will make best efforts to recall the security from the lending program, in the best interest of the client. NB maintains the list of securities restricted from lending and receives daily updates on upcoming proxy events from the custodian.

IX.	DISCLOSURE

Neuberger Berman will publicly disclose all voting records of its co-mingled funds (Undertakings for Collective Investment in Transferable Securities (UCITS) and mutual funds). Neuberger Berman cannot publicly disclose vote level records for separate accounts without express permission of the client. Neuberger Berman will publicly disclose aggregate reporting on at least an annual basis for all votes cast across co-mingled and separate accounts. Neuberger Berman welcomes the opportunity to discuss the rationale for a given vote with investee companies after the meeting has taken place as part of our ongoing engagement activities. Neuberger Berman may also choose to provide broad explanations for its voting positions on important or topical issues (e.g., climate change or gender diversity). Additionally, our current and ongoing activities can be viewed through regular publication of case studies and thematic papers on NB’s ESG Investing website: www.nb.com/esg

Proxy Committee Membership as of March 2019: Joseph
Amato, President and Chief Investment Officer (Equities)
Jonathan Bailey, Head of ESG Investing
Timothy Creedon, Director of Global Equity Research Ingrid
Dyott, Portfolio Manager
Richard Glasebrook, Portfolio Manager
Benjamin Nahum, Portfolio Manager
Corey Issing*, Legal and Compliance Dina
Lee*, Legal and Compliance
Jake Walko*, ESG Investing

*Corey Issing, Dina Lee and Jake Walko serve in advisory roles to the Committee. Mr. Issing is an ex officio member of the Committee. Mr. Issing will only vote as a full member of the Committee if his vote is needed to establish a quorum or in the event that his vote is needed to break a tie vote. In Mr. Issing's absence, Ms. Lee will assume Mr. Issing's responsibilities as an ex officio Committee member

APPENDIX C

GREEN COURT CAPITAL MANAGEMENT LIMITED (“GREEN COURT CAPITAL MANAGEMENT”) PROXY VOTING POLICY
Date of Issuance:	May 2017
Policy Owner:	Compliance
Summary:	The Policy summarises the proxy voting guidelines and procedures for Green Court Capital Management Limited (“GCCM”).

1.	PURPOSE

Proxy voting is an important right of shareholders for which reasonable care and diligence must be undertaken to ensure such rights are properly and timely exercised. GCCM, as a fiduciary for its clients, must vote proxies in each client’s best interest.

Under the Advisers Act Rule 206(4)-6, it is a fraudulent, deceptive, or manipulative act, practice or course of business within the meaning of section 206(4) of the Act, for an investment adviser registered or required to be registered under section 203 of the Act to exercise voting authority with respect to client securities, unless the adviser:

a)
Adopts and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interest of clients, which procedures must include how material conflicts that may arise between the adviser’s interests and those of the clients are addressed;

b)	Discloses to clients how information about how the advisers voted with respect to their securities may be obtained; and
c)	Describes to clients proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures to the requesting client.

2.	SCOPE

This policy (the “Policy”) applies to the proxy voting for all the client securities held in the investment management activities by GCCM.

3.	OVERVIEW OF THE POLICY
a)
In certain Investment Advisory Agreements, GCCM has been delegated the authority and responsibility to vote the proxies of their investment advisory clients, including both ERISA and non-ERISA clients.

b)
GCCM understands that proxy voting is an integral aspect of investment management. In the instances where GCCM has been delegated to vote proxies for its clients, proxy voting must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.

c)
GCCM believes that the following policies and procedures are reasonably expected to ensure that proxy matters are conducted in the best interest of clients, in accordance with GCCM’s fiduciary duties, applicable rules under the Investment Advisers Act of 1940 and fiduciary standards and responsibilities for ERISA clients set out in Department of Labor interpretations and other laws and regulations.

d)
In instances where GCCM does not have authority to vote client proxies, it is the responsibility of the client to instruct the relevant custody bank or banks to mail proxy material directly to such client.

e)
In circumstances where an advisory client would like to retain the discretion to vote for specific proxies, GCCM will comply with the specific client directions to vote proxies, whether or not such client directions specify voting proxies is in a manner that is different from GCCM’s policies and procedures.

f)
There may be circumstances under which GCCM may abstain from voting a client proxy when GCCM believes voting would not be in the clients’ best interest. GCCM understands that it must weigh the costs and benefits of voting proxy proposals relating to the securities and make an informed decision with respect to whether voting a given proxy proposal is prudent and solely in the interests of the clients and, in the case of an ERISA client, the plan’s participants and beneficiaries. GCCM’s decision in such circumstances will take into account the effect that the proxy vote, either by itself or together with other votes, is expected to have on the value of the client’s investment and whether this expected effect would outweigh the cost of voting.

4.	RESPONSIBILITIES AND OVERSIGHT
a)	GCCM has designated the Control and Oversight Group or its sub-group (“GCOG”) for managing proxy voting with the responsibility for administering and overseeing the proxy voting process, including:
i)	Developing, authorizing, implementing and updating GCCM’s policies and procedures;
ii)	Overseeing the proxy voting process; and
iii)	Overseeing any third-party vendors as voting delegate to review, monitor and/or vote proxies. Glass, Lewis & Co., LLC (“Glass Lewis”) has been currently retained as the voting delegate.

b)	GCOG will meet as frequently and in such manner as necessary or appropriate to fulfill its responsibilities.
c)	The members of the GCOG will include the senior portfolio manager, senior members of Legal and Compliance, senior member of Operations and from other functions.
d)
In the event that one or more members of the GCOG are not independent with respect to a particular matter, the GCOG shall appoint an independent member or independent members of the GCOG, which will have full authority to act upon such matter.

5.	PROXY VOTING GUIDELINES AND PROCEDURES
5.1.	Proxy Voting Guidelines
a)
Proxies will be generally voted in accordance with the recommendations contained in the applicable Glass Lewis Proxy Paper Voting Guidelines, as in effect from time to time. A summary of the current applicable Glass Lewis guidelines for the relevant jurisdictions are attached in the Addendum to the Policy.

b)	In the event that Glass Lewis refrains from making a recommendation, the GCOG will follow the procedures set forth in Section 6 f).
c)
There may be circumstances under which the GCCM portfolio manager believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the foregoing proxy voting guidelines or in a manner inconsistent with Glass Lewis guideline. In such event, the procedures set forth in Section 6 b) will be followed.

d)
Notwithstanding the Glass Lewis guidelines or recommendations made by Glass Lewis with respect to a specific annual or special meeting, GCCM will manage the proxies with “care, skill, prudence and diligence”. All routine business and non-routine corporate actions that arises, which requires the responsible portfolio manager to exercise additional due care in proxy voting exercise given each company’s circumstances, will be evaluated on a case-by-case basis.

5.2.	Proxy Voting Procedures
a)
In circumstances where an advisory client would like to retain the discretion to vote for specific proxies, GCCM will vote client proxies in accordance with a client’s specific request even if it is in a manner inconsistent with GCCM’s policies and procedures. Such specific requests must be made in writing by the advisory client or by an authorized officer, representative or named fiduciary of the advisory client.

b)	Glass Lewis as the retained voting delegate will:
1)	Research and make voting determinations in accordance with the proxy voting guidelines described in Section 5.1;
2)	Vote and submit proxies in a timely manner;

3)	Handle other administrative functions of proxy voting;
4)	Maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;
5)	Maintain records of votes cast; and
6)	Provide recommendations with respect to proxy voting matters in general.
c)
Except in instances where clients have retained voting authority, GCCM will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to Glass Lewis.

d)	Notwithstanding the foregoing, GCCM retains final authority and fiduciary responsibility for proxy voting.

6.	CONFLICTS OF INTEREST
a)
Glass Lewis will vote proxies in accordance with the proxy voting guidelines described in Section 5.1 or as Glass Lewis recommends. GCCM believes that this process is reasonably designed to address material conflicts of interest that may arise in conjunction with proxy voting decisions.

b)
In the event that a GCCM portfolio manager believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the proxy voting guidelines described in Section 5.1 or in a manner inconsistent with Glass Lewis recommendations, such GCCM portfolio manager will contact a member of the GCOG and complete and sign a proxy voting questionnaire in the form adopted from time to time. Such proxy voting questionnaire will require specific information, including the reasons the GCCM portfolio manager believes a proxy vote in this manner is in the best interest of a client or clients and disclosure of specific ownership, business or personal relationship or other matters that may raise a potential material conflict of interest between GCCM and the client or clients with respect to the voting of the proxy.

c)
The GCOG will review the proxy voting questionnaire completed by the GCCM portfolio manager and consider such other matters as it deems appropriate to determine that there is no material conflict of interest with respect to the voting of the proxy in the requested manner. The GCOG may meet with the GCCM portfolio manager to review the completed proxy voting questionnaire and consider such other matters as it deems appropriate to determine that there is no material conflict of interest with respect to the voting of the proxy in the requested manner. The GCOG shall document its consideration of such other matters in a form adopted by the GCOG from time to time.

d)
In the event that the GCOG determines that such vote will not present a material conflict, the GCOG will make a determination whether to vote such proxies as recommended by the GCCM portfolio manager. In the event of a determination to vote the proxy as recommended by the GCCM portfolio manager, the GCOG will instruct Glass Lewis to vote in such manner with respect to the client or clients.

e)
In the event that the GCOG determines that the voting of a proxy as recommended by the GCCM portfolio manager would not be appropriate, the GCOG will take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines described in Section 5.1 or as Glass Lewis recommends.

f)
In the event that the proxy voting guidelines described in Section 5.1 do not address how a proxy should be voted and Glass Lewis refrains from making a recommendation as to how such proxy should be voted, the GCOG will make a determination as to how the proxy should be voted. After determining how it believes the proxy should be voted, the GCOG will consider such matters as it deems appropriate to determine that there is no material conflict of interest with respect to the voting of the proxy in that manner. The GCOG shall document its consideration of such matters in a form adopted by the GCOG from time to time, and an authorized member of the GCOG will instruct Glass Lewis to vote in such manner with respect to the client or clients.

g)	Material conflicts cannot be resolved by simply abstaining from voting.

7.	RECORD KEEPING
GCCM will maintain records relating to the implementation of these proxy voting policies and procedures, including:

a)	A copy of this policies and procedures, which shall be made available to clients upon request;
b)	Proxy statements received regarding client securities (which will be satisfied by relying on Glass Lewis);
c)	A copy of each questionnaire completed by any GCCM portfolio manager under Section 6 b) in the above;
d)	A record of each vote cast (which Glass Lewis maintains on behalf of GCCM);
e)	Any other document created by fund(s) managed by GCCM and/or GCCM that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and
f)	Each written client request for proxy voting records and the fund(s)’ and/or GCCM’s written response to any client request (written or oral) for such records.
Such proxy voting books and records shall be maintained in an easily accessible place for a period of seven years.

8.	DISCLOSURE
GCCM may disclose to any issuer or third party on how GCCM or its voting delegate voted a client’s proxy unless specifically prohibited by law or requires prior consent of the client.

9.	ADMINISTRATION
9.1.
Interpretive matters – All questions regarding interpretation of this Policy shall be referred to Compliance, which, in consultation with the GCOG, is responsible for resolving interpretative questions and communicating the conclusions to the relevant recipients.

9.2.	Training – Compliance is responsible for ensuring that appropriate training is provided regarding the Policy.
9.3.	Recordkeeping – All records relating to proxy voting under this Policy shall be maintained in the manner and to the extent required by applicable law.
9.4.	Breach of the Policy – Any breach or suspected breach of this Policy must be escalated immediately to his/her senior manager and Compliance.
9.5.	Compliance monitoring – Senior management is responsible for ensuring that the persons under their supervision adhere to this Policy. Compliance shall also periodically monitor for compliance.
9.6.	Periodic review – Compliance will review this Policy not less than annually and changes will be made as and when necessary.